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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

Voya Mutual Funds (formerly
known as ING Mutual Funds)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:           October 31

Date of reporting period:           November 1, 2013 to April 30, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2014

Classes A, B, C, I, O, R, R6 and W

Global and International Funds

■	Voya Diversified Emerging Markets Debt Fund (formerly, ING Diversified Emerging Markets Debt Fund)
■	Voya Diversified International Fund (formerly, ING Diversified International Fund)
■	Voya Global Bond Fund (formerly, ING Global Bond Fund)
■	Voya Global Perspectives Fund (formerly, ING Global Perspectives Fund)
■	Voya International Value Equity Fund (formerly, ING International Value Equity Fund)
■	Voya Multi-Manager International Small Cap Fund (formerly, ING International Small Cap Fund)
■	Voya Russia Fund (formerly, ING Russia Fund)

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

May 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

2

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2014

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends was already up 23.56% in 2013. The Index marched on for the next two months, but then gave it back in January, before recovering to end up 6.14% for the first half of the fiscal year. (The Index returned 6.32% for the six-months ended April 30, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May, markets were roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and claim a small gain despite new political turmoil that flared in Eastern Europe, as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March and April employment reports were significantly better. Retail sales, industrial production and durable goods orders all picked up and when on April 30 first quarter GDP growth was reported at just 0.1% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 1.74% for the first half of the fiscal year. The Barclays Long Term U.S. Treasury sub-index lost over 4% in the last two months of 2013 but rebounded to advance 4.48% for the six months. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 3.80%, not far short of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 4.72%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 8.36% in the six months through April, ending just below its April 2 all-time high. Utilities was the best performing sector with a gain of 13.63%, followed by health care, 11.15%. The worst were telecoms which lost 0.86% and consumer discretionary, 1.52%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next.

In currencies, the dollar lost 2.04% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost slightly more, 4.94%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 3.94% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index slipped 2.06% in the six months through April. GDP has grown for five quarters but at declining rates. The effect of the economic policies advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 6.52%, with strength in banks, pharmaceuticals and the peripheral markets (including bond markets) of Italy, Spain, Ireland and Portugal. The MSCI UK® Index added 2.36%. Stocks were held back by heavily weighted losers in banks and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall. But concerns persisted about a housing bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE Small Cap Index	An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,158 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

4

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

5

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of April 30, 2014 (percent of net assets)
Hard Currency	45%
Local Currency	25%
Corporates	30%
Portfolio holdings are subject to change daily. The Fund can deviate from these targets based on an assessment of the current market conditions or other factors.

Voya Diversified Emerging Markets Debt Fund* (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt instruments of, or derivatives having economic characteristics similar to, the debt instruments of issuers in emerging market countries (collectively, “EMD securities”). Though the Fund may make direct investments in EMD securities, it achieves its exposures primarily through investments in other Voya mutual funds (“underlying funds”). The Fund is managed by Brian Timberlake, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC* — the Sub-Adviser.**

Performance: For the six-month period ended April 30,2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.87% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”) and a composite index which is a blend of 40% JP Morgan Government Bond Index — Emerging Markets Global Diversified, 40% JPM EMBI, and 20% JP Morgan Corporate Emerging Markets Bond Index Diversified (“Composite Index”), which returned 3.75% and 1.58%, respectively for the same period.

Portfolio Specifics: The Fund lagged its benchmark for the reporting period. Relative performance was negatively impacted by the Fund’s allocations to duration, i.e., interest-rate risk, in local markets. Local, emerging-market currency exposure (“EM FX”) was reduced in late November and early December. This move benefited relative results as emerging markets (“EM”) sold off indiscriminately in January; mounting political concerns in various countries, including Turkey, Ukraine, Russia, Venezuela and Argentina, resulted in sharp losses across EM currencies. EM rallied broadly in February and March, however, as investors isolated those countries with political concerns and started differentiating among them, favoring countries with sound and improving fundamentals. As a result, the Fund’s currency exposures detracted from relative performance during the latter part of the reporting period. By contrast, the Fund benefited from its positioning in hard-currency sovereign and hard-currency corporate debt securities.

During the period, the Fund used U.S. Treasury futures to manage its portfolio duration. The Fund also used currency forwards to adjust its currency exposures. Currency exposures detracted from relative results.

Current Outlook and Strategy: In our opinion, EM remain vulnerable to weaker global growth, tighter monetary policy and idiosyncratic country risk. China’s economic growth has slowed modestly, but we continue to maintain that the country has all the tools it needs to manage through this downturn. That said, investment outflows have abated, creating select opportunities to invest in fundamentally strong emerging market segments, in our opinion. With global political risks lingering and liquidity conditions tightening, markets — particularly local-currency FX — may remain volatile. On the other hand, investors have shown an increased willingness to differentiate among opportunities, potentially rewarding security selection.

We view EM corporate and sovereign fundamentals as generally stable but biased toward near-term weakening, though we believe there is potential for improvement as global growth reaccelerates. Given improvements in technical market conditions and improved investor risk appetite, our near-term view on the asset class has become more constructive.

*	The Fund was formerly known as “ING Diversified Emerging Markets Debt Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

**	Effective December 31, 2013, Michael Mata was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	Voya Diversified International Fund

Target Allocations as of April 30, 2014 (as a percentage of net assets)
International Equity	85%
Emerging Markets	15%
Portfolio holdings are subject to change daily.

Voya Diversified International Fund* (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya IM. The Fund is managed by Paul Zemsky, CFA, Halvard Kvaale, CIMA, and Derek Sasveld, portfolio managers of Voya Investment Management Co. LLC* — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.56% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 2.91% for the same period.

Portfolio Specifics: The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the benchmark. The Fund’s strategic allocation consists of MSCI EAFE 80%, MSCI Emerging Markets 15% and MSCI EAFE Small Cap 5%. The Fund’s underperformance for the reporting period was due to underlying manager performance. The Voya Multi-Manager Emerging Market Equity Fund, Voya Multi-Manager International Equity Fund and Voya International Core Fund underperformed their respective benchmarks over the period and was a significant detractor from the relative performance of the Fund. The Voya Multi-Manager International Small Cap Fund outperformed its primary benchmark, partially offsetting the negative contributions of the other Underlying Funds and benefiting the Fund’s relative performance.

Overall, strategic asset allocation positioning was a tailwind to performance over the period. During the period, we made a strategic asset allocation change, moving out of the growth and value styles of the MSCI EAFE indices and placing that allocation within the MSCI EAFE Index. During the period, international small capitalization equities outperformed large caps. In contrast, emerging market (“EM”) equities faced significant headwinds, posting negative returns and lagging many of their international counterparts. Thus, we initiated a tactical position in March, increasing our existing underweight exposure to EM equities and increasing our exposure to international equities. We made this move out of concern for geopolitical risk in Russia and Ukraine, as well as sluggish economic and earnings growth in China. As of period-end, this position had a positive impact on performance.

Current Strategy and Outlook: Though the stand-off between Russia and Ukraine remains perilous, the tensions that seemingly have become the region’s steady-state have provided comfort enough to the global economy, propelling certain markets back near all-time highs. International equities have largely recouped the losses experienced earlier in the reporting period, once again posting positive returns by period-end. Despite the green shoots in the economy, it’s hard not to remain skeptical about global growth and the direction of financial markets, given the seemingly endless winter and protracted deleveraging cycle, in our opinion. There has been recent improvement in EM performance. Still, we await confirmation from corporate fundamentals before removing our tactical underweight position to the EM asset class.

*	The Fund was formerly known as “ING Diversified International Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

Voya Global Bond Fund	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2014 (as a percentage of net assets)
United States	66.6%
Russia	2.8%
Mexico	2.4%
United Kingdom	2.0%
Brazil	1.8%
Colombia	1.7%
Indonesia	1.2%
Netherlands	1.2%
United Arab Emirates	0.9%
Philippines	0.7%
Countries between 0.1%–0.7%ˆ	12.3%
Assets in Excess of Other Liabilities*	6.4%
Net Assets	100.0%
* Includes short-term investments and purchased options.
ˆ Includes 38 countries, which each represents 0.1%–0.7% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Bond Fund* (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Brian Timberlake, CFA, Portfolio Managers, of Voya Investment Management Co. LLC* — the Sub-Adviser.**

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.24% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned 2.10% for the same period. Class A shares provided a total of $0.10 per share of return of capital for the period ended April 30, 2014.

Portfolio Specifics: The Fund maintained overweights in a variety of “spread” sectors, notably U.S. investment grade and high-yield corporate credit bonds, commercial mortgage-backed securities (“CMBS”) and emerging market (“EM”) credits. (The spread is the difference in yield between securities such as these, which carry credit risk, and comparable-maturity U.S. Treasury securities, which do not entail credit risk.) In contrast, the Fund had underweights in developed market sovereign bonds. This asset allocation had a meaningfully positive impact on relative performance, particularly over the past several months, as credit spreads tightened across most sectors.

The Fund began the period with duration overweights in several developed market economies, and reduced duration to an underweight position during the fourth quarter of 2013, while shifting exposure towards selected peripheral European government bonds. The duration underweight in the United States and euro zone during March and April 2014, gave back some of the earlier duration-related outperformance. Generally, however, duration positioning was a meaningful contributor to outperformance during the period.

Currency positions had a mixed impact but contributed in aggregate to absolute and relative results for the performance period. The Fund was generally overweight the U.S. dollar relative to other developed market currencies. Depreciation of the Japanese yen and Australian dollar generated excess returns, but broad U.S. dollar weakness detracted from relative returns toward period-end. The Fund has reduced the size of its relative currency positions.

Derivatives were used throughout the period to manage interest rate and currency risk and contributed to the Fund’s performance. The types of derivatives used for these purposes included interest rate swaps, government bond futures, interest rate options, currency forwards and currency options.

Top Ten Holdings as of April 30, 2014* (as a percentage of net assets)
United States Treasury Note, 0.875%, 04/15/17	10.2%
United States Treasury Bond, 3.750%, 11/15/43	3.5%
United States Treasury Note, 0.125%, 04/30/15	2.9%
United Kingdom Gilt, 3.250%, 01/22/44	1.2%
Freddie Mac, 4.000%, 04/15/43	1.2%
United States Treasury Note, 0.375%, 04/30/16	1.0%
United States Treasury Note, 2.250%, 04/30/21	1.0%
United States Treasury Note, 1.625%, 04/30/19	1.0%
Mexican Bonos, 6.500%, 06/10/21	1.0%
Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Despite weather-driven weakness in first quarter economic data in the U.S., we believe U.S. economic growth may accelerate in 2014 relative to its 2013 pace. Continued strength in the United States should allow the U.S. Federal Reserve Board (the “Fed”) to gradually continue to normalize its monetary policy, but the Fed is determined not to risk derailing the recovery by being too quick to raise rates. We believe inflation will remain low and inflation expectations are likely to be well-contained, despite increasing housing costs. We believe the drag on the economy from the tightening of government budget deficits should abate, and political brinksmanship is likely to decline further in advance of the 2014 Congressional elections.

Similar themes persist in other parts of the world. We believe Europe will join the U.S. in benefiting from reduced fiscal drag and mitigated downside risks. This should have a positive effect on Europe’s trading partners, including emerging market economies. Despite low inflation, broad improvement in Europe’s growth trajectory should limit the need for dramatic action from the European Central Bank, and ultimately should drive euro zone rates higher, in our view. While we believe the outlook for developed market growth is supportive for emerging markets, fundamental vulnerabilities and geopolitical risks may continue to undermine EM returns, particularly in local currency investments. China’s growth rate also appears to have slowed modestly, inducing easing of financial conditions from central authorities. That said, outflows from EM assets have abated, creating, in our opinion, some opportunities to invest in fundamentally strong segments of the sector.

In light of this view, the Fund continues to hold overweights in U.S. spread sectors as well as hard currency EM sovereign and corporate bonds. Emerging market currency and interest rate positions are concentrated in economies with robust fundamentals that we believe are likely to weather the sector’s headwinds. The Fund is significantly underweight developed market duration, particularly in the euro zone.

*	The Fund was formerly known as “ING Global Bond Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

**	Effective December 31, 2013, Michael Mata was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	Voya Global Perspectives Fund

Target Allocations as of April 30, 2014 (percent of net assets)
U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.

Voya Global Perspectives Fund* (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Doug Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya Investment Management Co. LLC* — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.60% compared to the 4.97% return of the S&P Target Risk Growth Index and the 5.74% return of the Fund’s composite index which is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index.

Portfolio Specifics: During the period, a broad globally diversified portfolio contributed to positive investment returns. Equity outperformed fixed income during the reporting period due to a year-end 2013 surge by U.S. domestic equity asset classes. In a surprising twist to this bull market — which is in its sixth year — fixed income outperformed equity in 2014, highlighting the benefits of bonds in volatile times. Fixed income was led by U.S. high-yield bonds and global bonds during the period. Following the U.S. Federal Reserve Board’s (the “Fed’) taper announcement at the end of 2013, investors took a breather from equities in favor of the perceived safe harbor of bonds, fearful of the impact of stimulus withdrawal, a currency crisis in the emerging markets and soft, weather-impacted economic data. Despite a poor 2014 start to the market and increased volatility, the S&P 500 price reached a new high. The best performing equity asset class during the period was U.S. large cap, followed by U.S. mid cap and global real estate investment trusts (“REITs”). In our view, the United States remains one of the most attractive markets for investors because of the continued strength in its consumer and manufacturing base, which has driven exceptional corporate earnings growth.

Opportunity also abounds globally. Europe seems to have turned the corner; after posting fourth-quarter GDP expansion in its six largest economies for the first time in three years, the currency bloc offered up a positive manufacturing PMI report that included a return to growth for the French factory sector. Japan’s economy grew at a tepid annual rate of 0.1% in the fourth quarter of 2013, calling into question its Abenomics experiment and focusing attention on the country’s need for structural and market reforms; Japan’s market plummeted in response. After a difficult opening to the first four months of 2014, rife with geopolitical risks, emerging markets recovered sharply in a V-shape pattern.

Fund performance was positive over the period but lagged the benchmarks, due primarily to asset class selection. The portfolio positioning was at our base allocation, fully invested consistent with the Global Perspectives Model’s positive tactical signal. A Defensive Allocation will be implemented when the Global Perspectives Model’s tactical signal, based on earnings growth, is negative. At the base allocation each Underlying Fund is approximately equally weighted within the broad globally diversified portfolio of equity and fixed income securities. Therefore, under the base allocation, all Underlying Funds will have approximately a 10% weighting.

The Fund’s performance was positive across most asset classes, resulting in a positive absolute return. The Fund underperformed its benchmark due to negative impacts from asset allocation and selection, primarily in equity. The Fund’s allocation to stocks and bonds was similar to the S&P Target Growth Index; however, during the period the Fund had a lower allocation to U.S equities at a time when they outperformed non-U.S. stocks. Among non-U.S. stocks, the Fund underperformed the index because of its higher allocation to emerging markets. This was partly offset by the Fund’s better return on fixed income because of its higher allocation to high-yield bonds and no allocation to the index’s short-term Treasury securities and Treasury inflation-protected securities (“TIPS”), which had very low returns.

Although most of Global Perspective’s Underlying Funds outperformed the indices of the asset classes that they represent, the net effect was negative. Voya Core Equity Research Fund, Voya International Core Fund, Voya MidCap Opportunities Fund and Voya Multi-Manager Emerging Markets Equity Fund underperformed their asset class indices. Voya Global Bond Fund, Voya Global Real Estate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund and Voya Small Company Fund outperformed.

Current Outlook and Strategy: We believe the global economic expansion remains intact despite challenges. There was good news in Washington as legislators were able to pass a federal budget and raise the debt ceiling without incident; corporate earnings growth moved into positive territory from initial negative expectations; meanwhile, the Federal Reserve executed a smooth and policy-consistent transition of leadership from Ben Bernanke to Janet Yellen. There are global risks ranging from an economic slowdown in China to Russian aggression in Ukraine. In our view, risks and opportunity are evident as this broadening of the global economic expansion continues to be fueled by improvements in worldwide manufacturing production and the global consumer; as well as tectonic shifts in energy, technology, global trade and frontier markets.

*	The Fund was formerly known as “ING Global Perspectives Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

Voya International Value Equity Fund	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2014 (as a percentage of net assets)
Japan	17.4%
United Kingdom	17.2%
France	16.4%
Switzerland	9.2%
Netherlands	8.7%
Germany	6.3%
Italy	4.5%
Spain	3.2%
Hong Kong	3.0%
Denmark	2.8%
Countries between 0.5%–2.1%ˆ	10.0%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 8 countries, which each represents 0.5%–2.1% of net assets.
Portfolio holdings are subject to change daily.

Voya International Value Equity Fund* (“International Value Equity” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of Voya Investment Management Co. LLC* — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.36% compared to the MSCI EAFE® Index which returned 4.44% for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed the MSCI EAFE® Index due to strong stock selection and positive sector allocation. Stock selection within financials and utilities sectors contributed the most to performance, while unfavorable stock selection within the health care and industrials sectors detracted the most value.

Among the top individual contributors to performance were Statoil ASA (“Statoil”), Royal Dutch Shell Plc (“Royal Dutch Shell”) and Danske Bank A/S (“Danske Bank”). Statoil, an integrated oil company, benefited from management announcing definitive return and growth targets that tied together the benefits of tremendous exploration success with an improving operational outlook. Royal Dutch Shell, an integrated oil company headquartered in The Hague, Netherlands, gained on strong results in the first quarter of 2014, in our opinion. Danske Bank, headquartered in Denmark, benefited from the rapidly recovering European banking sector and a strengthening capital position.

Among the largest individual detractors from performance were AstraZeneca PLC (“AstraZeneca”), JSR Corp. (“JSR”) and East Japan Railway Company (“East Japan Railway”). Not owning AstraZeneca PLC, a global research-based biopharmaceutical company, detracted from results. Shares of AstraZeneca benefited from many of its product candidates moving into regulatory trials, on time or even slightly ahead of schedule. Furthermore, Pfizer has indicated interest in a takeover bid for the company. Shares of JSR a specialty chemicals company headquartered in Tokyo, Japan, detracted value. Shares of JSR declined sharply in January after announcing third-quarter earnings below expectations. In their most recent earnings release, the company provided results that were in line with expectations; however, its fiscal third-quarter 2015 (FY3/15) guidance was below consensus estimates. Shares of East Japan Railway underperformed over the period due to risk of cost increases in both fourth quarter and FY3/15.

Top Ten Holdings as of April 30, 2014 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A	3.5%
Novartis AG	2.8%
Roche Holding AG — Genusschein	2.7%
Total S.A.	2.5%
British American Tobacco PLC	2.0%
Statoil ASA	2.0%
Bayer AG	1.8%
Intesa Sanpaolo S.p.A.	1.7%
France Telecom SA	1.7%
Siemens AG	1.7%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, international developed stock markets are fairly priced. While Europe has embarked on a slow recovery after a protracted and deep recession and the Japanese economy has responded to aggressive monetary easing, we believe valuations are now generally factoring in a solid earnings recovery. In our view, there is some potential to exceed earnings estimates, so we remain reasonably constructive on the market outlook, although price gains are unlikely to match the strong performance seen in 2013. The portfolio is well diversified across both geographic regions and economic sectors and we continue to favor well-capitalized stocks with what we believe to be unrecognized value.

*	The Fund was formerly known as “ING International Value Equity Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS’ REPORT	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of April 30, 2014 (as a percentage of net assets)
Japan	25.9%
United Kingdom	17.1%
Germany	8.2%
Canada	7.1%
France	5.0%
Switzerland	4.0%
Italy	3.8%
Australia	3.3%
Belgium	2.5%
South Korea	2.1%
Countries between 0.0%–1.8%ˆ	18.3%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 32 countries, which each represents 0.0%–1.8% of net assets.
Portfolio holdings are subject to change daily.

Voya Multi-Manager International Small Cap Fund* (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Wellington Management Company, LLP. (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Constantine P. Papageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, all Portfolio Managers of the Sleeve that is managed by Acadian(1); and Simon H. Thomas, Portfolio Manager, and Daniel Maguire, CFA, Equity Research Analyst, of the Sleeve that is managed by Wellington.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.60% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 6.61% and 5.38%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US Small Cap Index by approximately 350 basis points (3.50%) for the six-months ended April 30, 2014.

Stock selection drove outperformance, as value was lost from country allocations. The strongest stock return was seen in France and Germany, with Canada, Korea and Belgium also adding notable value. Stock selection was most successful in the information technology (“IT”) and consumer discretionary sectors. For the six-month period, the top-contributing holdings were French video game developer Ubisoft Entertainment, German air carrier Deutsche Lufthansa and Canadian wealth manager Gluskin Sheff + Associates Inc.. Stock selection was less successful in China and Australia, with holdings in Chinese diesel engine manufacturer China Yuchai International and Australian engineering company RCR Tomlinson impacting performance adversely. On the country side, the Sleeve saw its largest losses from underweight positions in Switzerland and Spain, as well as an overweight position in Japan. An active allocation to India and underweight position in Australia helped mitigate these losses.

Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 46 basis points (0.46%) for the six-month period ended April 30, 2014. Stock selection was the primary driver of underperformance during the period. Allocation among sectors, a residual of the bottom up stock selection process, also detracted from relative performance.

Top Ten Holdings as of April 30, 2014* (as a percentage of net assets)
Deutsche Lufthansa AG	1.0%
Interserve PLC	1.0%
Teleperformance	0.9%
Jungheinrich AG	0.9%
UbiSoft Entertainment	0.9%
Kongsberg Gruppen AS	0.8%
Mondi PLC	0.8%
Gategroup Holding AG	0.7%
Mears Group PLC	0.7%
SCSK Corp.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Sleeve benefitted from positive security selection within the industrials and health care sectors, but this was more than offset by negative selection within the information technology, materials, financials, and consumer discretionary sectors. Sector allocation, a fall-out of the bottom-up stock selection process, also detracted particularly due to underweight allocations to telecommunication services and utilities. An underweight to the consumer discretionary and an overweight to industrials helped relative results. From a regional perspective, overweight allocations to Japan and Emerging Markets, an underweight to Developed Europe ex-UK, and security selection within the UK and Japan were the primary drivers of underperformance. This was partially offset by positive results from an underweight to the Developed Pacific ex-Japan, as well as positive security selection within Developed Europe ex-UK.

Top detractors from relative performance included UK-based retailer of baby-related clothing and educationally-oriented toys Mothercare, Japan-based steel manufacturing company Yamato Kogyo, and Australia-based oil and gas exploration company Karoon Gas Australia. Top contributors to relative performance during the period included France-based retailer of consumer electronics, CDs/DVDs, and book and video games Groupe Fnac, Netherlands-based temporary employment and human resources company USG People, and Denmark-based specialty pharmaceutical company H. Lundbeck.

Current Strategy and Outlook: Acadian Sleeve — Growth expectations for the world’s economies remain mixed. Indicators in the U.S., Japan, UK, and the euro zone show continued modest expansion. Meanwhile, we believe questions have emerged about the prospects for growth in many emerging markets, most significantly China.

The Sleeve’s strategy is to remain consistently positioned with exposure to attractive valuation, supported by price momentum, financial quality and improving earnings. Current positioning, driven largely by bottom-up stock selection, is diversified and includes opportunistic emerging markets exposure to Taiwan, India and Thailand. The portfolio is overweight in Canada, German and Japan. There is a relatively smaller exposure to the U.K., Switzerland, Australia, Spain, Sweden and Korea.

Wellington Sleeve — Given strong market performance over the past year, we believe it is important to be cautious about stocks whose share prices have risen dramatically where growth has not yet materialized. In our opinion, stocks with high valuations can be severely punished in the event of disappointment. On the other hand, because our investment process leads to a bias towards, in our view, high quality companies, we believe the continuation of a market rally could become a headwind for the portfolio because we believe we are reaching a point in the cycle where lower quality companies could do well for some time.

The Sleeve ended the period with overweight exposures to industrials, health care, and energy stocks. The Sleeve was underweight the consumer discretionary, information technology, and consumer staples sectors at the end of the period. Regionally, the Sleeve ended the period most overweight Japan and Emerging Markets, while most underweight to Developed Pacific ex-Japan and Developed Europe ex-UK.

*	The Fund was formerly known as “ING International Small Cap Fund.”

(1)	Patrick J. McCafferty is no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

Voya Russia Fund	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of April 30, 2014 (as a percentage of net assets)
Energy	44.2%
Financials	13.0%
Consumer Staples	11.6%
Telecommunication Services	9.4%
Materials	7.5%
Information Technology	3.8%
Health Care	0.6%
Assets in Excess of Other Liabilities*	9.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russia Fund* (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of –21.78% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned –21.80% and –22.68%, respectively, for the same period.

Portfolio Specifics: The Russian equity market remained volatile over the reporting period due to external and domestic events. After the annexation of Crimea and growing tensions in Eastern Ukraine, Russian stocks faced a perfect storm of rising geopolitical risks, economic sanctions and slowing economic activity. Fears of its growing involvement in Ukraine drove investors to pull money out of Russia, selling equities, bonds and currency. The economic costs of Russia’s actions in Ukraine were exacerbated by Western sanctions, which hurt certain Russian companies’ ability to conduct business abroad and access international financial markets.

The Fund outperformed its benchmark due to security selection, particularly in telecommunications services. By contrast, stock picking among information technology companies detracted from performance. The Fund’s increased allocation to cash had a positive impact on relative performance during the reporting period. Asset allocation detracted from results, mainly because of our underweight to the materials sector. The Fund benefited, however, from its underweight to financials.

During the reporting period, the Fund maintained overweight positions in the energy, consumer staples and information technology sectors relative to the MSCI Russia 10/40 index, while being underweight materials, financials and utilities. We remain wary of the heavily-regulated utilities sector, where the lack of reforms and cost efficiencies makes it prone to government intervention. Our only investment in the industrials sector was a position in a private consumption-driven airline, rather than beneficiaries of government-driven infrastructure spending.

The top three stock contributors to relative performance were Rostelecom Long-Distance & Int’l Telecommunications Co. OJSC (telecommunications, underweight), Surgutneftegas OJSC (energy, overweight) and Federal Grid Co. of Unified Energy System OJSC (utilities, underweight). The bottom three stock detractors from relative performance were RusHydro OJSC (utilities, underweight), Eurasia Drilling Co. Ltd. (energy, overweight) and Mobile TeleSystems OJSC (telecommunications, underweight).

Top Ten Holdings as of April 30, 2014 (as a percentage of net assets)
Lukoil OAO ADR	13.5%
Magnit OAO	8.8%
Surgutneftegas OJSC	8.6%
Sberbank of Russia ADR	5.5%
MegaFon OAO GDR	4.8%
MMC Norilsk Nickel ADR	4.6%
Gazprom OAO ADR	4.4%
Moscow Exchange MICEX-RTS OAO	3.9%
NovaTek OAO GDR	3.8%
Sistema JSFC GDR	3.3%
Portfolio holdings are subject to change daily.

Current Outlook and Strategy: We remain cautious about Russian equities in the short term. Our base case scenario remains that Russia is unlikely to invade Eastern Ukraine and thereby trigger “phase-three” sanctions from the West. On basis of probabilities, we believe that Russia is more likely to continue to pressure Kiev toward greater autonomy for Eastern Ukraine, than to invade it. In our view, the Russian equity market remains significantly undervalued and offers attractive long-term return potential in the absence of a major military escalation in Eastern Ukraine. In the absence of oil price weakness and new sanctions targeting Russian companies, Russia’s macroeconomic outlook remains stable and supportive of social spending and limited economic stimulus initiatives in 2014, in our opinion.

Despite the defensive nature and high growth rates of consumer staples and telecommunications companies, we are concerned about rising costs and increasing competition in these traditionally highly profitable sectors of the Russian economy. We believe that the Russian equity market still offers significant upside potential in non-domestic export sectors such as commodity exporters. With stable energy prices and a supportive taxation framework, we once again believe there are more interesting opportunities in the energy and materials sectors. Together with mining companies, Russian oil majors are the main beneficiaries of currency weakness as their costs are mostly in rubles and revenues are mostly in U.S. dollars.

Our current investment strategy is to hold relatively high cash balances and favor exporters, which stand to benefit from a weaker ruble; as well as selected domestic companies, which tend to be more resilient in the face of economic slowdown, in our opinion. We remain worried about future sanctions targeting Russian state-owned companies and prefer private companies where interests of minority shareholders are aligned with the interests of a majority shareholder.

*	The Fund was formerly known as “ING Russia Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2014*	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2014*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,018.70	1.11%	$5.56	$1,000.00	$1,019.29	1.11%	$5.56
Class C	1,000.00	1,015.80	1.86	9.30	1,000.00	1,015.57	1.86	9.30
Class I	1,000.00	1,019.70	0.81	4.06	1,000.00	1,020.78	0.81	4.06
Class W	1,000.00	1,021.10	0.86	4.31	1,000.00	1,020.53	0.86	4.31
Voya Diversified International Fund**
Class A	1,000.00	1,025.60	0.51	2.56	1,000.00	1,022.27	0.51	2.56
Class B	1,000.00	1,022.90	1.26	6.32	1,000.00	1,018.55	1.26	6.31
Class C	1,000.00	1,022.90	1.26	6.32	1,000.00	1,018.55	1.26	6.31
Class I	1,000.00	1,027.60	0.26	1.31	1,000.00	1,023.51	0.26	1.30
Class O	1,000.00	1,026.90	0.51	2.56	1,000.00	1,022.27	0.51	2.56
Class R	1,000.00	1,025.00	0.76	3.82	1,000.00	1,021.03	0.76	3.81
Class W	1,000.00	1,027.70	0.26	1.31	1,000.00	1,023.51	0.26	1.30
Voya Global Bond Fund
Class A	1,000.00	1,032.40	0.92	4.64	1,000.00	1,020.23	0.92	4.61
Class B	1,000.00	1,028.70	1.67	8.40	1,000.00	1,016.51	1.67	8.35
Class C	1,000.00	1,029.50	1.67	8.40	1,000.00	1,016.51	1.67	8.35

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2014*	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2014*
Voya Global Bond Fund (continued)
Class I	$1,000.00	$1,033.80	0.65%	$3.28	$1,000.00	$1,021.57	0.65%	$3.26
Class O	1,000.00	1,033.10	0.92	4.64	1,000.00	1,020.23	0.92	4.61
Class R	1,000.00	1,031.10	1.17	5.89	1,000.00	1,018.99	1.17	5.86
Class R6	1,000.00	1,033.80	0.63	3.18	1,000.00	1,021.67	0.63	3.16
Class W	1,000.00	1,033.40	0.67	3.38	1,000.00	1,021.47	0.67	3.36
Voya Global Perspective Fund**
Class A	1,000.00	1,026.00	0.42	2.11	1,000.00	1,022.71	0.42	2.11
Class C	1,000.00	1,022.50	1.17	5.87	1,000.00	1,018.99	1.17	5.86
Class I	1,000.00	1,026.80	0.17	0.85	1,000.00	1,023.95	0.17	0.85
Class R	1,000.00	1,024.70	0.67	3.36	1,000.00	1,021.47	0.67	3.36
Class W	1,000.00	1,027.80	0.17	0.85	1,000.00	1,023.95	0.17	0.85
Voya International Value Equity Fund
Class A	1,000.00	1,053.60	1.36	6.92	1,000.00	1,018.05	1.36	6.80
Class B	1,000.00	1,050.00	2.11	10.72	1,000.00	1,014.33	2.11	10.54
Class C	1,000.00	1,049.90	2.11	10.72	1,000.00	1,014.33	2.11	10.54
Class I	1,000.00	1,055.10	1.11	5.66	1,000.00	1,019.29	1.11	5.56
tyClass W	1,000.00	1,055.00	1.11	5.66	1,000.00	1,019.29	1.11	5.56
Voya Multi-Manager International Small Cap Fund
Class A	1,000.00	1,066.00	1.74	8.91	1,000.00	1,016.17	1.74	8.70
Class B	1,000.00	1,062.50	2.39	12.22	1,000.00	1,012.94	2.39	11.93
Class C	1,000.00	1,062.60	2.39	12.22	1,000.00	1,012.94	2.39	11.93
Class I	1,000.00	1,068.50	1.25	6.41	1,000.00	1,018.60	1.25	6.26
Class O	1,000.00	1,066.50	1.64	8.40	1,000.00	1,016.66	1.64	8.20
Class W	1,000.00	1,067.70	1.39	7.13	1,000.00	1,017.90	1.39	6.95
Voya Russia Fund
Class A	1,000.00	782.20	2.04	9.01	1,000.00	1,014.68	2.04	10.19
Class I	1,000.00	782.40	1.87	8.26	1,000.00	1,015.52	1.87	9.35
Class W	1,000.00	783.10	1.79	7.91	1,000.00	1,015.92	1.79	8.95

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$13,970,484	$533,240,658	$—
Investments in affiliated underlying funds at fair value**	1,027,219	62,975,999	—	17,201,109
Short-term investments at fair value***	17,000	—	5,971,000	—
Total investments at fair value	$1,044,219	$76,946,483	$539,211,658	$17,201,109
Short-term investments at amortized cost	—	—	1,998,100	—
Cash	826	124,749	1,452,400	12,017
Cash collateral for futures	—	—	3,204,748	—
Cash pledged for centrally cleared swaps (Note 2)	—	—	850,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	620,000	—
Foreign currencies at value****	—	—	19,876,273	—
Foreign cash collateral for futures*****	—	—	71,662	—
Receivables:
Investment in affiliated underlying funds sold	—	32,422	—	110,280
Investment securities sold	—	—	5,348,541	—
Fund shares sold	—	13,750	1,066,786	135,900
Dividends	—	—	7,147	7,307
Interest	—	—	4,877,584	—
Unrealized appreciation on forward foreign currency contracts	4	—	17,867,945	—
Variation margin receivable on centrally cleared swaps	—	—	3,152,213	—
Prepaid expenses	31,163	50,087	51,898	40,361
Reimbursement due from manager	—	21,278	11,465	9,735
Total assets	1,076,212	77,188,769	599,668,420	17,516,709

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	200,462
Payable for investment securities purchased	—	—	6,562,708	—
Payable for fund shares redeemed	—	68,261	1,518,644	640
Unrealized depreciation on forward foreign currency contracts	5,758	—	14,367,084	—
Variation margin payable on centrally cleared swaps	—	—	3,253,802	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	4,650,000	—
Payable for investment management fees	13,611	9,721	186,718	1,312
Payable for administrative fees	83	6,299	46,679	1,312
Payable for distribution and shareholder service fees	6	32,048	66,816	5,940
Payable for trustee fees	5	400	2,807	59
Other accrued expenses and liabilities	45,275	105,139	205,580	17,605
Written options, at fair valueˆ	—	—	971,229	—
Total liabilities	64,738	221,868	31,832,067	227,330
NET ASSETS	$1,011,474	$76,966,901	$567,836,353	$17,289,379

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,069,079	$219,349,053	$566,621,322	$16,824,859
Undistributed (distributions in excess of) net investment income	(5,760)	257,276	(11,343,931)	(1,935)
Accumulated net realized gain (loss)	(9,150)	(156,698,056)	(377,884)	188,233
Net unrealized appreciation (depreciation)	(42,695)	14,058,628	12,936,846	278,222
NET ASSETS	$1,011,474	$76,966,901	$567,836,353	$17,289,379
____________
* Cost of investments in securities	$—	$13,209,570	$521,805,754	$—
** Cost of investments in affiliated underlying funds	$1,064,160	$49,678,285	$—	$16,922,887
*** Cost of short-term investments	$17,000	$—	$5,971,000	$—
**** Cost of foreign currencies	$—	$—	$19,442,371	$—
***** Cost of foreign cash collateral for futures	$—	$—	$71,662	$—
ˆ Premiums received on written options	$—	$—	$821,679	$—

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund	Voya Global Bond Fund		Voya Global Perspectives Fund
Class A
Net assets	$15,824		$37,198,442	$105,882,984		$3,216,597
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	1,687		3,443,567	9,510,829		299,308
Net asset value and redemption price per share†	$9.38		$10.80	$11.13		$10.75
Maximum offering price per share (5.75%)(1)	$9.62	(2)	$11.46	$11.42	(2)	$11.41

Class B
Net assets	n/a		$5,594,014	$531,294		n/a
Shares authorized	n/a		unlimited	unlimited		n/a
Par value	n/a		$—	$—		n/a
Shares outstanding	n/a		521,502	48,203		n/a
Net asset value and redemption price per share†	n/a		$10.73	$11.02		n/a

Class C
Net assets	$3,378		$22,790,418	$52,405,716		$1,553,278
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	361		2,128,083	4,735,971		145,316
Net asset value and redemption price per share†	$9.37		$10.71	$11.07		$10.69

Class I
Net assets	$989,280		$5,183,248	$171,411,502		$103,700
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	105,078		480,500	15,452,084		9,636
Net asset value and redemption price per share	$9.41		$10.79	$11.09		$10.76

Class O
Net assets	n/a		$5,612,974	$3,275,901		n/a
Shares authorized	n/a		unlimited	unlimited		n/a
Par value	n/a		$—	$—		n/a
Shares outstanding	n/a		524,710	300,039		n/a
Net asset value and redemption price per share	n/a		$10.70	$10.92		n/a

Class R
Net assets	n/a		$97,959	$157,752		$11,190,948
Shares authorized	n/a		unlimited	unlimited		unlimited
Par value	n/a		$—	$—		$—
Shares outstanding	n/a		9,205	14,194		1,043,949
Net asset value and redemption price per share	n/a		$10.64	$11.11		$10.72

Class R6
Net assets	n/a		n/a	$205,032,801		n/a
Shares authorized	n/a		n/a	unlimited		n/a
Par value	n/a		n/a	$—		n/a
Shares outstanding	n/a		n/a	18,419,617		n/a
Net asset value and redemption price per share	n/a		n/a	$11.13		n/a

Class W
Net assets	$2,992		$489,846	$29,138,403		$1,224,856
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	318		45,538	2,670,469		113,702
Net asset value and redemption price per share	$9.42		$10.76	$10.91		$10.77

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED)

	Voya International Value Equity Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$392,929,609	$262,372,927	$109,752,521
Short-term investments at fair value**	4,369,912	4,268,809	98,476
Total investments at fair value	$397,299,521	$266,641,736	$109,850,997
Cash	3,266	—	11,529,674
Foreign currencies at value***	1,300,222	988,531	—
Receivables:
Investment securities sold	5,882,876	2,747,258	1,209,450
Fund shares sold	68,895	424,630	261,953
Dividends	1,706,694	1,233,224	125,842
Interest	—	619	—
Foreign tax reclaims	1,546,640	389,696	—
Prepaid expenses	41,134	41,960	22,468
Reimbursement due from manager	46,248	5,922	—
Total assets	407,895,496	272,473,576	123,000,384

LIABILITIES:
Payable for investment securities purchased	5,942,264	275,066	490,651
Payable for fund shares redeemed	1,278,207	97,390	293,166
Payable upon receipt of securities loaned	2,124,912	1,870,507	98,476
Payable for investment management fees	292,761	216,352	129,361
Payable for administrative fees	32,529	22,190	10,320
Payable for distribution and shareholder service fees	152,225	46,150	24,914
Payable to custodian due to bank overdraft	—	39,783	—
Payable for trustee fees	2,010	1,314	786
Other accrued expenses and liabilities	150,886	323,808	203,653
Total liabilities	9,975,794	2,892,560	1,251,327
NET ASSETS	$397,919,702	$269,581,016	$121,749,057

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$333,189,267	$461,725,606	$190,119,103
Undistributed (distributions in excess of) net investment income	5,924,389	375,840	(1,661,025)
Accumulated net realized loss	(9,833,729)	(229,358,411)	(85,575,330)
Net unrealized appreciation	68,639,775	36,837,981	18,866,309
NET ASSETS	$397,919,702	$269,581,016	$121,749,057
____________
+ Including securities loaned at value	$2,074,549	$1,609,459	$93,610
* Cost of investments in securities	$324,360,909	$225,549,935	$90,886,212
** Cost of short-term investments	$4,369,912	$4,268,809	$98,476
*** Cost of foreign currencies	$1,298,203	$984,620	$—

See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

	Voya International Value Equity Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$220,889,076	$89,473,383	$117,223,800
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	6,709,471	1,794,843	4,371,161
Net asset value and redemption price per share†	$32.92	$49.85	$26.82
Maximum offering price per share (5.75%)(1)	$34.93	$52.89	$28.46

Class B
Net assets	$2,896,980	$1,290,536	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	81,694	24,355	n/a
Net asset value and redemption price per share†	$35.46	$52.99	n/a

Class C
Net assets	$128,135,264	$22,521,860	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	4,175,773	485,957	n/a
Net asset value and redemption price per share†	$30.69	$46.35	n/a

Class I
Net assets	$39,495,355	$105,870,313	$4,456,896
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,187,923	2,123,825	164,745
Net asset value and redemption price per share	$33.25	$49.85	$27.05

Class O
Net assets	n/a	$3,015,201	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	61,145	n/a
Net asset value and redemption price per share	n/a	$49.31	n/a

Class W
Net assets	$6,503,027	$47,409,723	$68,361
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	195,921	795,462	2,538
Net asset value and redemption price per share	$33.19	$59.60	$26.94

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$22,191	$1,020,779	$—	$139,400
Dividends	—	107,245	15,652	—
Interest, net of foreign taxes withheld*	—	—	12,414,831	—
Dividends from unaffiliated underlying funds	9	—	—	—
Total investment income	22,200	1,128,024	12,430,483	139,400

EXPENSES:
Investment management fees	3,421	25,133	1,113,780	5,847
Distribution and shareholder service fees:
Class A	18	47,181	136,744	3,327
Class B	—	31,753	3,124	—
Class C	16	116,648	294,310	2,865
Class O	—	6,742	4,141	—
Class R	—	267	494	19,732
Transfer agent fees:
Class A	30	28,752	61,911	974
Class B	—	4,832	351	—
Class C	7	17,769	33,079	188
Class I	53	3,406	21,481	80
Class O	—	4,112	1,886	—
Class R	—	81	110	2,862
Class R6	—	—	4,564	—
Class W	6	355	15,460	156
Administrative service fees	489	39,642	278,443	5,847
Shareholder reporting expense	5,500	5,780	66,540	2,875
Registration fees	36,787	40,432	56,563	16,632
Professional fees	10,586	9,711	56,470	5,142
Custody and accounting expense	6,000	9,225	110,171	316
Trustee fees	15	1,198	8,423	177
Offering expense	1,263	—	—	41,645
Miscellaneous expense	6,327	1,645	54,424	3,001
Interest expense	—	219	2,218	—
Total expenses	70,518	394,883	2,324,687	111,666
Net waived and reimbursed fees	(66,518)	(87,649)	(73,716)	(77,677)
Net expenses	4,000	307,234	2,250,971	33,989
Net investment income	18,200	820,790	10,179,512	105,411

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	37,111	(2,980,599)	—
Capital gain distributions from affiliated underlying funds	14,726	84,399	—	169,584
Sale of affiliated underlying funds	(15,271)	3,298,208	—	14,102
Foreign currency related transactions	5,682	—	2,341,934	—
Futures	—	—	1,766,454	—
Swaps	—	—	920,492	—
Written options	—	—	651,968	—
Net realized gain	5,137	3,419,718	2,700,249	183,686
Net change in unrealized appreciation (depreciation) on:
Investments	—	623,849	7,532,491	—
Affiliated underlying funds	2,806	(3,037,561)	—	40,784
Foreign currency related transactions	(5,754)	—	(1,100,437)	—
Futures	—	—	(1,823,770)	—
Swaps	—	—	605,794	—
Written options	—	—	(323,927)	—
Net change in unrealized appreciation (depreciation)	(2,948)	(2,413,712)	4,890,151	40,784
Net realized and unrealized gain	2,189	1,006,006	7,590,400	224,470
Increase in net assets resulting from operations	$20,389	$1,826,796	$17,769,912	$329,881
____________
* Foreign taxes withheld	$—	$—	$55	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

	Voya International Value Equity Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,067,580	$2,566,314	$429,991
Securities lending income, net	5,088	11,461	7,937
Total investment income	9,072,668	2,577,775	437,928

EXPENSES:
Investment management fees	1,793,893	1,303,553	974,417
Distribution and shareholder service fees:
Class A	275,416	154,455	187,948
Class B	15,724	6,930	—
Class C	642,970	111,456	—
Class O	—	3,621	—
Transfer agent fees:
Class A	119,931	63,201	142,770
Class B	1,698	992	—
Class C	69,934	15,962	—
Class I	21,339	11,205	7,381
Class O	—	2,074	—
Class W	3,467	33,166	64
Administrative service fees	199,320	130,354	77,739
Shareholder reporting expense	36,988	2,195	14,480
Registration fees	35,831	43,289	21,910
Professional fees	47,413	42,607	17,850
Custody and accounting expense	104,145	172,317	138,382
Trustee fees	6,029	3,943	2,358
Miscellaneous expense	4,070	7,640	501
Interest expense	1,746	158	508
Total expenses	3,379,914	2,109,118	1,586,308
Net waived and reimbursed fees	(244,133)	(86,126)	—
Brokerage commission recapture	—	(366)	—
Net expenses	3,135,781	2,022,626	1,586,308
Net investment income (loss)	5,936,887	555,149	(1,148,380)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,952,608	11,685,642	12,290,492
Foreign currency related transactions	(130,408)	(56,883)	5,960
Net realized gain	23,822,200	11,628,759	12,296,452
Net change in unrealized appreciation (depreciation) on:
Investments	(9,719,509)	4,588,250	(48,896,977)
Foreign currency related transactions	46,128	25,478	(142)
Net change in unrealized appreciation (depreciation)	(9,673,381)	4,613,728	(48,897,119)
Net realized and unrealized gain (loss)	14,148,819	16,242,487	(36,600,667)
Increase (decrease) in net assets resulting from operations	$20,085,706	$16,797,636	$(37,749,047)
____________
* Foreign taxes withheld	$545,463	$213,975	$101,568

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Six Months Ended April 30, 2014	November 2, 2012(1) to October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$18,200	$32,102	$820,790	$788,287
Net realized gain (loss)	5,137	(14,047)	3,419,718	3,625,058
Net change in unrealized appreciation (depreciation)	(2,948)	(39,747)	(2,413,712)	11,872,140
Increase (decrease) in net assets resulting from operations	20,389	(21,692)	1,826,796	16,285,485

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(647)	(26)	—	(933,473)
Class B	—	—	—	(108,940)
Class C	(131)	(22)	—	(365,430)
Class I	(46,517)	(8,889)	—	(236,711)
Class O	—	—	—	(91,620)
Class R	—	—	—	(2,051)
Class W	(139)	(27)	—	(11,530)
Total distributions	(47,434)	(8,964)	—	(1,749,755)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,159	1,008,198	2,728,831	5,609,768
Reinvestment of distributions	47,313	8,964	—	1,392,450
	54,472	1,017,162	2,728,831	7,002,218
Cost of shares redeemed	(2,456)	(3)	(13,851,009)	(32,007,779)
Net increase (decrease) in net assets resulting from capital share transactions	52,016	1,017,159	(11,122,178)	(25,005,561)
Net increase (decrease) in net assets	24,971	986,503	(9,295,382)	(10,469,831)

NET ASSETS:
Beginning of year or period	986,503	—	86,262,283	96,732,114
End of year or period	$1,011,474	$986,503	$76,966,901	$86,262,283
Undistributed (distributions in excess of) net investment income at end of year or period	$(5,760)	$23,474	$257,276	$(563,514)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Global Bond Fund		Voya Global Perspectives Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	March 28, 2013(1) to October 31, 2013
FROM OPERATIONS:
Net investment income	$10,179,512	$23,627,880	$105,411	$22,953
Net realized gain (loss)	2,700,249	(33,929,717)	183,686	3,766
Net change in unrealized appreciation (depreciation)	4,890,151	(8,797,381)	40,784	237,438
Increase (decrease) in net assets resulting from operations	17,769,912	(19,099,218)	329,881	264,157

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,020,444)	(1,124,636)	(31,300)	—
Class B	(4,654)	(4,851)	—	—
Class C	(429,904)	(359,816)	(2,961)	—
Class I	(1,746,083)	(2,600,290)	(1,258)	—
Class O	(32,318)	(21,461)	—	—
Class R	(1,668)	(1,254)	(88,113)	—
Class R6	(1,962,553)	—	—	—
Class W	(283,888)	(191,945)	(2,870)	—
Net realized gains:
Class A	—	—	(1,339)	—
Class C	—	—	(147)	—
Class I	—	—	(50)	—
Class R	—	—	(3,896)	—
Class W	—	—	(114)	—
Return of capital:
Class A	(1,117,953)	(6,112,348)	—	—
Class B	(5,393)	(31,594)	—	—
Class C	(501,534)	(2,764,227)	—	—
Class I	(1,775,227)	(12,985,537)	—	—
Class O	(33,133)	(131,261)	—	—
Class R	(1,982)	(8,082)	—	—
Class R6	(1,895,327)	(2,607,204)	—	—
Class W	(282,985)	(1,321,669)	—	—
Total distributions	(11,095,046)	(30,266,175)	(132,048)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	79,310,759	500,496,746	8,785,045	8,539,071
Reinvestment of distributions	10,114,066	25,336,210	131,043	—
	89,424,825	525,832,956	8,916,088	8,539,071
Cost of shares redeemed	(113,558,201)	(695,153,331)	(607,074)	(20,696)
Net increase (decrease) in net assets resulting from capital share transactions	(24,133,376)	(169,320,375)	8,309,014	8,518,375
Net increase (decrease) in net assets	(17,458,510)	(218,685,768)	8,506,847	8,782,532

NET ASSETS:
Beginning of year or period	585,294,863	803,980,631	8,782,532	—
End of year or period	$567,836,353	$585,294,863	$17,289,379	$8,782,532
Undistributed (distributions in excess of) net investment income at end of year or period	$(11,343,931)	$(16,041,931)	$(1,935)	$19,156

(1)   Commencement of operations.

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya International Value Equity Fund		Voya Multi-Manager International Small Cap Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$5,936,887	$2,326,505	$555,149	$1,866,474
Net realized gain (loss)	23,822,200	(9,142,386)	11,628,759	46,054,618
Net change in unrealized appreciation (depreciation)	(9,673,381)	102,773,969	4,613,728	18,183,827
Increase in net assets resulting from operations	20,085,706	95,958,088	16,797,636	66,104,919

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(109,591)	(1,587,562)	(1,248,025)	(1,359,524)
Class B	—	(28,420)	(7,440)	(16,313)
Class C	—	(569,324)	(216,266)	(258,802)
Class I	(33,537)	(508,731)	(1,844,699)	(2,092,006)
Class O	—	—	(45,934)	(29,554)
Class W	(6,120)	(175,798)	(658,193)	(637,682)
Total distributions	(149,248)	(2,869,835)	(4,020,557)	(4,393,881)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,933,794	20,702,730	26,465,816	43,186,550
Payment from distribution/payment by affiliate	314,502	—	90,759	—
Proceeds from shares issued in merger (Note 17)	—	319,527,650	—	—
Reinvestment of distributions	118,756	2,202,378	3,570,896	3,684,761
	10,367,052	342,432,758	30,127,471	46,871,311
Cost of shares redeemed	(52,108,295)	(193,378,180)	(25,271,698)	(98,807,415)
Net increase (decrease) in net assets resulting from capital share transactions	(41,741,243)	149,054,578	4,855,773	(51,936,104)
Net increase (decrease) in net assets	(21,804,785)	242,142,831	17,632,852	9,774,934

NET ASSETS:
Beginning of year or period	419,724,487	177,581,656	251,948,164	242,173,230
End of year or period	$397,919,702	$419,724,487	$269,581,016	$251,948,164
Undistributed net investment income at end of year or period	$5,924,389	$87,219	$375,840	$3,841,248

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Russia Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(1,148,380)	$3,034,775
Net realized gain	12,296,452	2,315,446
Net change in unrealized appreciation (depreciation)	(48,897,119)	16,832,264
Increase (decrease) in net assets resulting from operations	(37,749,047)	22,182,485

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,631,345)	(1,638,147)
Class I	(103,209)	(71,291)
Class W	(1,413)	(715)
Total distributions	(2,735,967)	(1,710,153)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,686,773	11,482,679
Reinvestment of distributions	2,482,688	1,486,561
	9,169,461	12,969,240
Redemption fee proceeds	8,228	39,272
Cost of shares redeemed	(37,338,627)	(87,447,310)
Net decrease in net assets resulting from capital share transactions	(28,160,938)	(74,438,798)
Net decrease in net assets	(68,645,952)	(53,966,466)

NET ASSETS:
Beginning of year or period	190,395,009	244,361,475
End of year or period	$121,749,057	$190,395,009
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,661,025)	$2,223,322

See Accompanying Notes to Financial Statements

24

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment												Ratios to average				Supplemental
		operations				Less distributions								net assets				data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-14	9.67	0.15•		0.02	0.17	0.46		—	—	0.46	—	9.38	1.87	15.07	1.11	1.11	3.35	16	10
11-02-12(5)–10-31-13	10.00	0.26•		(0.51)	(0.25)	0.08		—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
04-30-14	9.61	0.12•		0.02	0.14	0.38		—	—	0.38	—	9.37	1.58	15.82	1.86	1.86	2.68	3	10
11-02-12(5)–10-31-13	10.00	0.21•		(0.53)	(0.32)	0.07		—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
04-30-14	9.70	0.17•		0.01	0.18	0.47		—	—	0.47	—	9.41	1.97	14.41	0.81	0.81	3.73	989	10
11-02-12(5)–10-31-13	10.00	0.32		(0.53)	(0.21)	0.09		—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
04-30-14	9.69	0.17•		0.02	0.19	0.46		—	—	0.46	—	9.42	2.11	14.82	0.86	0.86	3.68	3	10
11-02-12(5)–10-31-13	10.00	0.31		(0.53)	(0.22)	0.09		—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Diversified International Fund(4)
Class A
04-30-14	10.53	0.12•		0.15	0.27	—		—	—	—	—	10.80	2.56	0.74	0.51	0.51	2.34	37,198	19
10-31-13	8.95	0.12•		1.66	1.78	0.20		—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12		0.32	0.44	0.11		—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08		—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06		—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
10-31-09	7.30	0.24•		1.59	1.83	0.86		—	—	0.86	—	8.27	28.22	0.76	0.38	0.38	3.45	129,966	32
Class B
04-30-14	10.49	0.09•		0.15	0.24	—		—	—	—	—	10.73	2.29	1.49	1.26	1.26	1.72	5,594	19
10-31-13	8.92	0.04•		1.66	1.70	0.13		—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06		0.31	0.37	0.02		—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00	*	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—		—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
10-31-09	7.22	0.17•		1.61	1.78	0.77		—	—	0.77	—	8.23	27.46	1.51	1.13	1.13	2.43	19,919	32
Class C
04-30-14	10.47	0.08•		0.16	0.24	—		—	—	—	—	10.71	2.29	1.49	1.26	1.26	1.61	22,790	19
10-31-13	8.90	0.03•		1.66	1.69	0.12		—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06		0.31	0.37	0.02		—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01		—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—		—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17•		1.60	1.77	0.77		—	—	0.77	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
Class I
04-30-14	10.50	0.13•		0.16	0.29	—		—	—	—	—	10.79	2.76	0.46	0.26	0.26	2.40	5,183	19
10-31-13	8.93	0.14•		1.65	1.79	0.22		—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13		0.32	0.45	0.13		—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08•		(0.67)	(0.59)	0.11		—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03•		1.12	1.15	0.08		—	0.01	0.09	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31•		1.55	1.86	0.90		—	—	0.90	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
Class O
04-30-14	10.42	0.12•		0.16	0.28	—		—	—	—	—	10.70	2.69	0.74	0.51	0.51	2.24	5,613	19
10-31-13	8.87	0.07•		1.69	1.76	0.21		—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11		0.31	0.42	0.11		—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09		—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05•		1.08	1.13	0.08		—	0.01	0.09	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10•		1.74	1.84	0.89		—	—	0.89	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32

See Accompanying Notes to Financial Statements

25

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment										Ratios to average							Supplemental
		operations			Less distributions							net assets							data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class R
04-30-14	10.38	0.11•	0.15	0.26	—	—	—	—	—	10.64	2.50	0.99	0.76		0.76		2.07		98	19
10-31-13	8.84	0.07	1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75		0.75		0.69		110	27
10-31-12	8.52	0.13•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75		0.75		1.53		96	20
10-31-11	9.22	0.05	(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75		0.75		0.58		137	112
10-31-10	8.18	0.04•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64		0.64		0.47		173	49
10-31-09	7.22	0.20	1.60	1.80	0.84	—	—	0.84	—	8.18	28.13	1.01	0.63		0.63		2.94		198	32
Class W
04-30-14	10.47	0.13•	0.16	0.29	—	—	—	—	—	10.76	2.77	0.49	0.26		0.26		2.41		490	19
10-31-13	8.90	0.11•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25		0.25		1.20		559	27
10-31-12	8.58	0.15	0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
10-31-09	7.29	0.21•	1.65	1.86	0.90	—	—	0.90	—	8.25	28.84	0.48	0.10		0.10		2.96		2,545	32
Voya Global Bond Fund
Class A
04-30-14	10.99	0.19•	0.17	0.36	0.11	—	0.11	0.22	—	11.13	3.24	0.99	0.92		0.92		3.53		105,883	251
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91		0.91		3.17		122,549	557
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32	2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
Class B
04-30-14	10.88	0.15•	0.15	0.30	0.08	—	0.08	0.16	—	11.02	2.87	1.74	1.67		1.67		2.75		531	251
10-31-13	11.51	0.27•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66		1.66		2.43		738	557
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42	(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46	0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29	2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56	1.81	1.66	†	1.66	†	2.59	†	5,135	396
Class C
04-30-14	10.92	0.15•	0.16	0.31	0.08	—	0.08	0.16	—	11.07	2.95	1.74	1.67		1.67		2.76		52,406	251
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66		1.66		2.42		68,554	557
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38	(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48	1.81	1.66	†	1.66	†	2.54	†	45,773	396
Class I
04-30-14	10.95	0.21•	0.15	0.36	0.11	—	0.11	0.22	—	11.09	3.38	0.65	0.65		0.65		3.81		171,412	251
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64		0.64		3.40		178,805	557
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94	0.71	0.56	†	0.56	†	3.89	†	136,178	396
Class O
04-30-14	10.78	0.19•	0.17	0.36	0.11	—	0.11	0.22	—	10.92	3.31	0.99	0.92		0.92		3.54		3,276	251
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91		0.91		3.18		3,424	557
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26	1.06	0.91	†	0.91	†	3.30	†	3,126	396
Class R
04-30-14	10.97	0.17•	0.17	0.34	0.10	—	0.10	0.20	—	11.11	3.11	1.24	1.17		1.17		3.22		158	251
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16		1.16		2.93		232	557
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15		1.15		3.42		276	609
08-05-11(5)–10-31-11	12.06	0.12•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15	†	1.15	†	4.22	†	3	440

See Accompanying Notes to Financial Statements

26

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment											Ratios to average							Supplemental
		operations			Less distributions								net assets							data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Bond Fund (continued)
Class R6
04-30-14	10.99	0.21•	0.15	0.36	0.11	—	0.11	0.22	—	11.13	3.38		0.63	0.63		0.63		3.86		205,033	251
05-31-13(5)–10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54		0.65	0.65		0.65		3.28		183,368	557
Class W
04-30-14	10.78	0.20•	0.15	0.35	0.11	—	0.11	0.22	—	10.91	3.34		0.74	0.67		0.67		3.81		29,138	251
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)		0.69	0.66		0.66		3.40		27,626	557
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89		0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48	(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60		0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45		0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(5)–10-31-09	11.22	0.14•	1.03	1.17	0.33	—	—	0.33	—	12.06	10.54		0.71	0.56	†	0.56	†	2.85	†	1,533	396
Voya Global Perspectives Fund(4)
Class A
04-30-14	10.61	0.12•	0.16	0.28	0.13	0.01	—	0.14	—	10.75	2.60		1.75	0.42		0.42		2.19		3,217	6
03-28-13(5)–10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10		5.08	0.39		0.39		1.41		2,219	4
Class C
04-30-14	10.57	0.05•	0.19	0.24	0.11	0.01	—	0.12	—	10.69	2.25		2.50	1.17		1.17		0.90		1,553	6
03-28-13(5)–10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70		5.83	1.14		1.14		0.73		112	4
Class I
04-30-14	10.62	0.13•	0.16	0.29	0.14	0.01	—	0.15	—	10.76	2.68		1.61	0.17		0.17		2.55		104	6
03-28-13(5)–10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20		5.03	0.14		0.14		1.65		81	4
Class R
04-30-14	10.59	0.09•	0.17	0.26	0.12	0.01	—	0.13	—	10.72	2.47		2.00	0.67		0.67		1.67		11,191	6
03-28-13(5)–10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90		5.33	0.64		0.64		1.20		6,200	4
Class W
04-30-14	10.62	0.10•	0.20	0.30	0.14	0.01	—	0.15	—	10.77	2.78		1.50	0.17		0.17		1.93		1,225	6
03-28-13(5)–10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20		4.83	0.14		0.14		1.77		171	4
Voya International Value Equity Fund
Class A
04-30-14	31.26	0.50•	1.15	1.65	0.02	—	—	0.02	0.03	32.92	5.36	(a)	1.48	1.35		1.35		3.21		220,889	32
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10		1.60	1.36		1.36		1.15		229,273	125
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71	(7.71))(b)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21	0.66	0.87	0.47	—	—	0.47	—	32.23	2.69		1.43	1.43	†	1.42	†	0.70	†	233,166	67
10-31-10	26.25	0.10	5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97	(c)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12•	9.29	9.41	—	—	—	—	—	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
Class B
04-30-14	33.77	0.40•	1.26	1.66	—	—	—	—	0.03	35.46	5.00	(a)	2.23	2.10		2.10		2.34		2,897	32
10-31-13	28.43	0.22•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12		2.35	2.11		2.11		0.73		3,529	125
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35	(8.35))(b)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94		2.18	2.18	†	2.17	†	(0.12	)†	5,771	67
10-31-10	28.00	(0.11)	5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07	(c)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)	9.95	9.90	—	—	—	—	—	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
Class C
04-30-14	29.23	0.36•	1.08	1.44	—	—	—	—	0.02	30.69	4.99	(a)	2.23	2.10		2.10		2.45		128,135	32
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16		2.35	2.11		2.11		0.44		135,057	125
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36	(8.36))(b)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93		2.18	2.18	†	2.17	†	(0.05	)†	134,665	67
10-31-10	24.88	(0.09)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04	(c)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)	8.85	8.80	—	—	—	—	—	24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
Class I
04-30-14	31.54	0.54•	1.17	1.71	0.03	—	—	0.03	0.03	33.25	5.51	(a)	1.23	1.10		1.10		3.39		39,495	32
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40		1.32	1.11		1.11		1.49		45,485	125
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54	(7.54))(b)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04		1.08	1.08	†	1.07	†	1.09	†	241,105	67
10-31-10	26.46	0.25•	5.63	5.88	0.24	—	—	0.24	0.04	32.14	22.49	(c)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18•	9.36	9.54	—	—	—	—	—	26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81

See Accompanying Notes to Financial Statements

27

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment													Ratios to average							Supplemental
		operations			Less distributions										net assets							data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya International Value Equity Fund (continued)
Class W
04-30-14	31.49	0.55•	1.15	1.70	0.03		—	—	0.03		0.03	33.19	5.50	(a)	1.23	1.10		1.10		3.47		6,503	32
10-31-13	26.69	0.50•	5.09	5.59	0.79		—	—	0.79		—	31.49	21.39		1.35	1.11		1.11		1.78		6,380	125
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39		3.05	—	3.44		0.02	26.69	(7.43	(7.43))(b)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29•	0.68	0.97	0.54		—	—	0.54		—	32.50	2.98		1.18	1.18	†	1.17	†	0.87	†	25,458	67
10-31-10	26.46	0.21•	5.60	5.81	0.24		—	—	0.24		0.04	32.07	22.23	(c)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(5)–10-31-09	24.24	(0.08)•	2.30	2.22	—		—	—	—		—	26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81
Voya Multi-Manager International Small Cap Fund
Class A
04-30-14	47.45	0.07•	3.00	3.07	0.69		—	—	0.69		0.02	49.85	6.60	(a)	1.80	1.74		1.74		0.29		89,473	20
10-31-13	37.07	0.23•	10.79	11.02	0.64		—	—	0.64		—	47.45	30.16		1.79	1.75		1.75		0.55		86,289	117
10-31-12	35.39	0.42•	1.73	2.15	0.57		—	—	0.57		0.10	37.07	6.62	(b)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	35.39	(5.41	(5.41))(d)	1.72	1.70	†	1.70	†	0.74	†	99,873	37
10-31-10	31.45	0.14•	6.28	6.42	0.40		—	—	0.40		0.08	37.55	20.85	(e)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21•	9.04	9.25	0.71		—	—	0.71		0.18	31.45	42.73	(f)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
Class B
04-30-14	50.13	(0.11)•	3.21	3.10	0.26		—	—	0.26		0.02	52.99	6.25	(a)	2.45	2.39		2.39		(0.44)		1,291	20
10-31-13	39.12	(0.06)•	11.43	11.37	0.36		—	—	0.36		—	50.13	29.31		2.44	2.40		2.40		(0.14)		1,534	117
10-31-12	37.10	0.19•	1.90	2.09	0.17		—	—	0.17		0.10	39.12	5.96	(b)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	37.10	(6.05	(6.05))(d)	2.37	2.35	†	2.35	†	(0.01	)†	2,592	37
10-31-10	33.01	(0.09)•	6.62	6.53	0.13		—	—	0.13		0.08	39.49	20.07	(e)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06•	9.45	9.51	0.17		—	—	0.17		0.19	33.01	41.60	(f)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
Class C
04-30-14	44.05	(0.08)•	2.79	2.71	0.43		—	—	0.43		0.02	46.35	6.26	(a)	2.45	2.39		2.39		(0.37)		22,522	20
10-31-13	34.50	(0.04)•	10.04	10.00	0.45		—	—	0.45		—	44.05	29.32		2.44	2.40		2.40		(0.10)		22,452	117
10-31-12	32.93	0.18•	1.63	1.81	0.33		—	—	0.33		0.09	34.50	5.94	(b)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	32.93	(6.02	(6.02))(d)	2.37	2.35	†	2.35	†	0.11	†	23,410	37
10-31-10	29.41	(0.07)•	5.87	5.80	0.24		—	—	0.24		0.07	35.04	20.05	(e)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05•	8.46	8.51	0.42		—	—	0.42		0.17	29.41	41.80	(f)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
Class I
04-30-14	47.56	0.20•	2.98	3.18	0.91		—	—	0.91		0.02	49.85	6.85	(a)	1.33	1.25		1.25		0.81		105,870	20
10-31-13	37.14	0.43•	10.79	11.22	0.80		—	—	0.80		—	47.56	30.79		1.33	1.27		1.27		1.04		94,486	117
10-31-12	35.50	0.57	1.74	2.31	0.77		—	—	0.77		0.10	37.14	7.15	(b)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	35.50	(4.97	(4.97))(d)	1.27	1.25	†	1.25	†	1.26	†	153,676	37
10-31-10	31.53	0.33	6.27	6.60	0.55		—	—	0.55		0.08	37.66	21.45	(e)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32•	9.09	9.41	0.91		—	—	0.91		0.18	31.53	43.57	(f)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
Class O
04-30-14	47.01	0.10•	2.96	3.06	0.78		—	—	0.78		0.02	49.31	6.65	(a)	1.70	1.64		1.64		0.41		3,015	20
10-31-13	36.75	0.29•	10.66	10.95	0.69		—	—	0.69		—	47.01	30.28		1.69	1.65		1.65		0.70		2,763	117
10-31-12	35.13	0.50	1.67	2.17	0.65		—	—	0.65		0.10	36.75	6.75	(b)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39•	(2.37)	(1.98)	0.20		—	—	0.20		0.01	35.13	(5.32	(5.32))(d)	1.62	1.60	†	1.60	†	1.00	†	1,425	37
10-31-10	31.28	0.19	6.22	6.41	0.47		—	—	0.47		0.08	37.30	20.95	(e)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18•	9.07	9.25	0.90		—	—	0.90		0.18	31.28	43.07	(f)	0.19	0.19	†	0.19	†	0.69	†	565	103
Class W
04-30-14	56.66	0.19•	3.57	3.76	0.84		—	—	0.84		0.02	59.60	6.77	(a)	1.45	1.39		1.39		0.66		47,410	20
10-31-13	44.11	0.45•	12.86	13.31	0.76		—	—	0.76		—	56.66	30.62		1.44	1.40		1.40		0.92		44,424	117
10-31-12	42.00	0.66	2.05	2.71	0.72		—	—	0.72		0.12	44.11	7.02	(b)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53•	(2.79)	(2.26)	0.25		—	—	0.25		0.02	42.00	(5.08	(5.08))(d)	1.37	1.35	†	1.35	†	1.14	†	26,693	37
10-31-10	37.21	0.32•	7.41	7.73	0.54		—	—	0.54		0.09	44.49	21.24	(e)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37	10.71	11.08	0.92		—	—	0.92		0.22	37.21	43.54	(f)	1.45	1.45	†	1.45	†	1.32	†	12,096	103

See Accompanying Notes to Financial Statements

28

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment										Ratios to average				Supplemental
		operations			Less distributions							net assets				data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund(g)
Class A
04-30-14	34.82	(0.23)•	(7.25)	(7.48)	0.52	—	—	0.52	—	26.82	(21.78)	2.04	2.04	2.04	(1.48)	117,224	40
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
10-31-11	36.52	(0.12)•	(2.88)	(0.30)	—	—	—	—	—	33.52	(8.21)	2.03	2.03	2.03	(0.29)	317,715	31
10-31-10	29.53	(0.33)•	7.32	6.99	—	—	—	—	—	36.52	23.67	2.11	2.11	2.11	(0.98)	418,162	30
10-31-09	25.60	(0.19)	12.20	12.01	—	8.08	—	8.08	—	29.53	65.55	2.21	2.21	2.21	(0.98)	373,249	46
Class I
04-30-14	35.16	(0.20)•	(7.34)	(7.54)	0.57	—	—	0.57	—	27.05	(21.76)	1.87	1.87	1.87	(1.29)	4,457	40
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
10-31-11	36.64	(0.02)	(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)	1.73	1.73	1.73	(0.04)	10,528	31
10-31-10	29.54	(0.10)	7.20	7.10	—	—	—	—	—	36.64	24.04	1.71	1.71	1.71	(0.38)	8,151	30
09-30-09(5)–10-31-09	28.27	(0.04)•	1.31	1.27	—	—	—	—	—	29.54	4.49	1.68	1.68	1.68	(1.68)	3	46
Class W
04-30-14	35.05	(0.18)•	(7.30)	(7.48)	0.63	—	—	0.63	—	26.94	(21.69)	1.79	1.79	1.79	(1.20)	68	40
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46
08-05-11(5)–10-31-11	39.53	(0.03)	(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)	1.78	1.78	1.78	(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds.

(5)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the period ended April 30, 2014, total return for International Value Equity would have been 5.28%, 4.92%, 4.91%, 5.43% and 5.42% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.56%, 6.22%,6.23%, 6.81%, 6.61% and 6.73% on Classes A, B, C, I, O and W, respectively.

(b)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for International Value Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value Equity total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, Multi-Manager International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Multi-Manager International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

(f)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Multi-Manager International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.

(g)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (formerly, ING Mutual Funds) (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Diversified Emerging Markets Debt, Diversified International, Global Bond, Global Perspectives, International Value Equity, Multi-Manager International Small Cap, and Russia. Each Fund (except Global Bond and Russia) is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as administrator to each Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter for each Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale, securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized

30

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified Emerging Markets Debt, Diversified International, Global Perspectives, and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at

31

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which

32

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

33

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At April 30, 2014, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $4 and $19,824,983, respectively, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of April 30, 2014. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $4,650,000 in cash collateral and $1,133,000 principal amount in U.S. Treasury Notes for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at April 30, 2014.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

Diversified Emerging Markets Debt and Global Bond had a liability position of $5,758 and $15,338,313, respectively, on forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2014, Diversified Emerging Markets Debt and Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2014, Global Bond pledged $620,000 in cash collateral for its open OTC derivative transactions. There was no collateral pledged by Diversified Emerging Markets Debt at April 30, 2014.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended April 30, 2014, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contracts to buy of $124,901 and $925,840,021, respectively. In addition to the above, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contract to sell of $235,865 and $699,386,679, respectively. Diversified Emerging Markets Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt and the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at April 30, 2014.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

34

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2014, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2014, Global Bond had an average notional value of $198,716,481 and $156,771,073 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at April 30, 2014.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended April 30, 2014, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at April 30, 2014.

During the six months ended April 30, 2014, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at April 30, 2014.

Please refer to Note 10 for the volume of purchased and written option activity during the six months ended April 30, 2014.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term

35

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional

36

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of all credit default swap agreements outstanding as of April 30, 2014, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended April 30, 2014, Global Bond had an average notional amount of $3,104,000 on credit default swaps to buy protection.

For the six months ended April 30, 2014, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. There were no open credit default swaps to buy protection at April 30, 2014.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the six months ended April 30, 2014, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $184,320,124.

For the six months ended April 30, 2014, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $119,613,187.

At April 30, 2014, Global Bond had pledged $850,000 in cash as initial margin for open centrally cleared interest rate swap agreements.

Global Bond enters into interest rate swaps to manage the Fund’s duration. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at April 30, 2014.

H.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Multi-Manager International Small Cap and International Value Equity which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify

37

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the credit, market and other risks associated with investing in a Fund.

L.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

N.   Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified Emerging Markets Debt	$203,917	$91,726
Diversified International	15,576,713	26,131,798
Global Bond	533,222,142	625,735,946
Global Perspectives	8,885,177	736,669
International Value Equity	126,862,313	164,699,217
Multi-Manager International Small Cap	53,025,284	54,878,266
Russia	60,841,499	101,175,173

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$793,748,264	$720,182,961

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended April 30, 2014 and October 31, 2013 were $8,228 and $39,272, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International	0.30% on Direct Investments; 0.00% on affiliated Underlying Funds
Global Bond	0.40%
Global Perspectives	0.30% on Direct Investments; 0.10% on affiliated Underlying Funds
International Value Equity	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Multi-Manager International Small Cap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
Russia	1.25%

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Small Cap. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this contractual waiver requires approval by the Board. For the period ended April 30, 2014, the Investment Adviser waived $32,587 in advisory fees for Multi-Manager International Small Cap.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya Investment Management Co. LLC*
Diversified International	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
Global Perspectives	Voya Investment Management Co. LLC*
International Value Equity	Voya Investment Management Co. LLC*

38

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Fund	Sub-Adviser
Multi-Manager International Small Cap	Acadian Asset Management LLC and Wellington Management Company, LLP
Russia	ING Investment Management Advisors B.V.*

VFS serves as Administrator to each Fund and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6 and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$5	$—
Diversified International	1,385	—
Global Bond	2,007	—
Global Perspectives	4,564	—
International Value Equity	3,424	—
Multi-Manager International Small Cap	4,937	—
Russia	16,560	—

Contingent Deferred Sales Charges:
Diversified International	$—	$6
Global Bond	—	483
International Value Equity	2	124
Multi-Manager International Small Cap	—	24

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S. Inc.) or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
ING Life Insurance and Annuity Company	Multi-Manager International Small Cap	6.24%
ING National Trust	Global Perspectives	64.96
Voya Capital Allocation Fund	Global Bond	6.16
Voya Investment Management Company LLC	Diversified Emerging Markets Debt	98.68
Voya Solution 2015 Portfolio	Global Bond	6.58
Voya Solution 2025 Portfolio	Global Bond	13.21

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the ”Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

39

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2014, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Audit	$4,076
	Custody	5,691
	Legal	10,149
	Miscellaneous	4,359
	Offering	10,697
	Postage	3,387
Diversified International	Audit	11,149
	Postage	34,509
	Transfer Agent	39,140
Russia	Custody	79,783

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	N/A	0.98%
International Value Equity	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
Russia(2)	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	1.90%

(1)	For Diversified Emerging Markets Debt, Diversified International and Global Perspectives, the operating expense limits include the expenses of the Underlying Funds.

(2)	Prior to January 1, 2014, the operating expense limits for Russia were 2.75%, 2.50%, and 2.50% for Class A, Class I, and Class W, respectively.

Pursuant to side letter agreements, through March 1, 2015, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreements have been terminated.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.15%
Multi-Manager International SmallCap(1)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
Russia(1)(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)	The side letter agreement for Diversified International was effective January 1, 2014 and includes the expenses of the Underlying Funds.

(3)	Effective January 1, 2014, the side letter agreement for Russia was terminated. Prior to January 1, 2014, the side letter agreement limited operating expenses to 2.25%, 2.00%, and 2.00% for Class A, Class I, and Class W, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2015	2016	2017	Total
Diversified Emerging Markets Debt	$—	$57,910	$181,657	$239,567
Diversified International	102,739	229,578	126,031	458,348
Global Bond	147,364	232,117	—	379,481
Global Perspectives	—	10,870	150,752	161,622
International Value Equity	—	304,771	415,542	720,313

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2014, are as follows:

	April 30,
	2015	2016	2017	Total
Diversified Emerging Markets Debt
Class A	$—	$6	$46	$52
Class C	—	5	16	21
Class W	—	5	13	18

40

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	April 30,
	2015	2016	2017	Total
Diversified International
Class A	$102,828	$16,562	$13,936	$133,326
Class B	16,427	3,030	2,403	21,860
Class C	60,858	10,740	8,705	80,303
Class R	191	40	36	267
Class O	4,110	1,746	1,735	7,591
Class W	2,519	186	164	2,869
Global Bond				—
Class A	$—	$—	$86,021	$86,021
Class B	—	—	507	507
Class C	—	—	46,323	46,323
Class R	—	—	144	144
Class O	—	—	2,313	2,313
Class W	—	—	23,837	23,837
Global Perspectives				—
Class I	$—	$—	$73	$73
International Value Equity				—
Class A	$34,704	$77,294	$35,992	$147,990
Class B	1,275	2,153	759	4,187
Class C	24,112	45,907	22,357	92,376
Class W	5,028	7,700	1,557	14,285

The expense limitation agreements are contractual through March 1, 2015 (except for Diversified International which is through at least March 1, 2018) and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2014 were as follows:

	USD Notional	Cost
Balance at 10/31/13	81,756,615	$1,340,987
Options Purchased	294,182,400	1,490,987
Options Terminated in Closing Sell Transactions	(34,020,000)	(208,121)
Options Expired	(133,856,615)	(1,423,689)
Balance at 04/30/14	208,062,400	$1,200,164

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2014 were as follows:

	GBP Notional	USD Notional	Cost
Balance at 10/31/13	—	—	$—
Options Purchased	286,335,000	477,882,000	6,050,109
Options Terminated in Closing Sell Transactions	(286,335,000)	(245,558,000)	(5,112,101)
Options Expired	—	—	—
Balance at 04/30/14	—	232,324,000	$938,008

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2014 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/13	62,566,523	$400,733
Options Written	68,844,000	529,085
Options Terminated in Closing Purchase Transactions	(11,560,000)	(29,478)
Options Expired	(85,566,523)	(488,132)
Balance at 04/30/14	34,284,000	$412,208

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2014 were as follows:

	GBP Notional	USD Notional	Premiums Received
Balance at 10/31/13	—	—	$—
Options Written	63,566,000	593,063,000	5,431,173
Options Terminated in Closing Purchase Transactions	(63,566,000)	(360,739,000)	(5,021,702)
Options Expired	—		—
Balance at 04/30/14	—	232,324,000	$409,471

NOTE 11 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	3	$2,447,000	1.09%
Global Bond	17	4,259,294	1.07
International Value Equity	19	2,487,737	1.08
Russia	10	1,716,500	1.08

41

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
4/30/2014	771	—	58	(266)	—	563	7,159	—	—	526	—	(2,428)	—	5,257
11/2/2012(1)– 10/31/2013	1,123	—	2	— *	—	1,125	10,754	—	—	26	—	(3)	—	10,777
Class C
4/30/2014	—	—	14	(1)	—	13	—	—	—	131	—	(9)	—	122
11/2/2012(1)– 10/31/2013	345	—	2	—	—	347	3,424	—	—	22	—	—	—	3,446
Class I
4/30/2014	—	—	5,106	(1)	—	5,105	—	—	—	46,517	—	(10)	—	46,507
11/2/2012(1)– 10/31/2013	99,101	—	872	—	—	99,973	991,010	—	—	8,889	—	—	—	999,899
Class W
4/30/2014	—	—	15	(1)	—	14	—	—	—	139	—	(9)	—	130
11/2/2012(1)– 10/31/2013	301	—	3	—	—	304	3,010	—	—	27	—	—	—	3,037
Diversified International
Class A
4/30/2014	139,480	—	—	(484,559)	—	(345,079)	1,465,650	—	—	—	—	(5,108,806)	—	(3,643,156)
10/31/2013	196,873	—	89,342	(1,693,514)	—	(1,407,299)	1,903,710	—	—	827,305	—	(16,133,553)	—	(13,402,538)
Class B
4/30/2014	3,266	—	—	(157,858)	—	(154,592)	34,301	—	—	—	—	(1,647,073)	—	(1,612,772)
10/31/2013	1,868	—	10,025	(209,687)	—	(197,794)	17,836	—	—	92,918	—	(2,004,063)	—	(1,893,309)
Class C
4/30/2014	36,943	—	—	(283,976)	—	(247,033)	384,903	—	—	—	—	(2,965,364)	—	(2,580,461)
10/31/2013	92,148	—	30,789	(882,901)	—	(759,964)	884,447	—	—	285,415	—	(8,448,931)	—	(7,279,069)
Class I
4/30/2014	27,524	—	—	(347,866)	—	(320,342)	289,329	—	—	—	—	(3,609,652)	—	(3,320,323)
10/31/2013	87,853	—	18,809	(421,018)	—	(314,356)	846,991	—	—	173,231	—	(4,036,527)	—	(3,016,305)
Class O
4/30/2014	49,583	—	—	(37,148)	—	12,435	520,313	—	—	—	—	(388,957)	—	131,356
10/31/2013	193,969	—	—	(113,686)	—	80,283	1,835,913	—	—	—	—	(1,081,509)	—	754,404
Class R
4/30/2014	3	—	—	(1,431)	—	(1,428)	35	—	—	—	—	(14,951)	—	(14,916)
10/31/2013	—	—	224	(408)	—	(184)	—	—	—	2,051	—	(3,837)	—	(1,786)
Class W
4/30/2014	3,251	—	—	(11,135)	—	(7,884)	34,300	—	—	—	—	(116,206)	—	(81,906)
10/31/2013	12,612	—	1,255	(33,158)	—	(19,291)	120,871	—	—	11,530	—	(299,359)	—	(166,958)
Global Bond
Class A
4/30/2014	869,833	—	175,860	(2,684,047)	—	(1,638,354)	9,534,114	—	—	1,920,902	—	(29,321,412)	—	(17,866,396)
10/31/2013	4,235,860	—	558,392	(12,505,173)	—	(7,710,921)	48,265,104	—	—	6,274,807	—	(139,195,892)	—	(84,655,981)
Class B
4/30/2014	455	—	655	(20,746)	—	(19,636)	4,929	—	—	7,086	—	(224,917)	—	(212,902)
10/31/2013	4,646	—	2,154	(76,767)	—	(69,967)	52,485	—	—	23,983	—	(854,617)	—	(778,149)
Class C
4/30/2014	120,130	—	66,065	(1,725,192)	—	(1,538,997)	1,308,203	—	—	717,496	—	(18,763,283)	—	(16,737,584)
10/31/2013	1,572,446	—	195,013	(4,956,507)	—	(3,189,048)	17,889,104	—	—	2,172,902	—	(54,422,735)	—	(34,360,729)
Class I
4/30/2014	2,240,855	—	279,525	(3,393,053)	—	(872,673)	24,422,984	—	—	3,041,725	—	(36,919,761)	—	(9,455,052)
10/31/2013	18,247,260	—	1,131,911	(40,817,382)	—	(21,438,211)	206,405,323	—	—	12,755,354	—	(450,146,500)	—	(230,985,823)
Class O
4/30/2014	26,511	—	5	(43,953)	—	(17,437)	284,633	—	—	49	—	(472,929)	—	(188,247)
10/31/2013	71,400	—	9	(114,570)	—	(43,161)	791,569	—	—	101	—	(1,258,354)	—	(466,684)

(1)	Commencement of operations.

*	Share amount is less than 0.500

42

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond (continued)
Class R
4/30/2014	1,191	—	278	(8,407)	—	(6,938)	13,014	—	—	3,033	—	(92,256)	—	(76,209)
10/31/2013	4,810	—	794	(8,233)	—	(2,629)	53,702	—	—	8,893	—	(90,482)	—	(27,887)
Class R6
4/30/2014	3,201,956	—	353,213	(1,821,047)	—	1,734,122	35,287,170	—	—	3,857,880	—	(19,916,210)	—	19,228,840
5/31/2013(1)– 10/31/2013	18,197,599	—	245,218	(1,757,323)	—	16,685,494	199,701,508	—	—	2,607,204	—	(18,792,538)	—	183,516,174
Class W
4/30/2014	787,300	—	52,856	(733,077)	—	107,079	8,455,712	—	—	565,895	—	(7,847,433)	—	1,174,174
10/31/2013	2,460,250	—	136,176	(2,813,142)	—	(216,716)	27,337,951	—	—	1,492,966	—	(30,392,213)	—	(1,561,296)
Global Perspectives
Class A
4/30/2014	109,843	—	3,013	(22,728)	—	90,128	1,166,101	—	—	31,968	—	(240,762)	—	957,307
3/28/2013(1)– 10/31/2013	209,180	—	—	— *	—	209,180	2,123,576	—	—	—	—	(3)	—	2,123,573
Class C
4/30/2014	139,727	—	262	(5,304)	—	134,685	1,476,451	—	—	2,773	—	(55,969)	—	1,423,255
3/28/2013(1)– 10/31/2013	10,631	—	—	—	—	10,631	107,381	—	—	—	—	—	—	107,381
Class I
4/30/2014	3,930	—	124	(2,057)	—	1,997	42,000	—	—	1,308	—	(21,944)	—	21,364
3/28/2013(1)– 10/31/2013	7,640	—	—	—	—	7,640	80,010	—	—	—	—	—	—	80,010
Class R
4/30/2014	473,731	—	8,688	(24,100)	—	458,319	5,031,343	—	—	92,009	—	(255,766)	—	4,867,586
3/28/2013(1)– 10/31/2013	587,655	—	—	(2,025)	—	585,630	6,066,587	—	—	—	—	(20,693)	—	6,045,894
Class W
4/30/2014	100,411	—	281	(3,068)	—	97,624	1,069,150	—	—	2,985	—	(32,633)	—	1,039,502
3/28/2013(1)– 10/31/2013	16,079	—	—	—	—	16,079	161,517	—	—	—	—	—	—	161,517
International Value Equity
Class A
4/30/2014	198,212	—	2,888	(826,992)	—	(625,892)	6,253,150	174,583	—	88,066	—	(26,192,196)	—	(19,676,397)
10/31/2013	332,292	5,945,747	46,473	(2,116,032)	—	4,208,480	9,494,217	—	167,756,757	1,275,295	—	(126,974,727)	—	51,551,542
Class B
4/30/2014	331	—	—	(23,114)	—	(22,783)	12,478	2,289	—	—	—	(787,031)	—	(772,264)
10/31/2013	73	27,722	830	(38,710)	—	(10,085)	2,189	—	847,082	24,925	—	(37,891,435)	—	(37,017,239)
Class C
4/30/2014	20,650	—	—	(465,952)	—	(445,302)	613,711	101,274	—	—	—	(13,722,885)	—	(13,007,900)
10/31/2013	71,421	3,392,619	14,043	(990,498)	—	2,487,585	1,897,805	—	89,705,655	364,990	—	(52,589,789)	—	39,378,661
Class I
4/30/2014	86,954	—	799	(342,099)	—	(254,346)	2,758,678	31,216	—	24,581	—	(10,889,989)	—	(8,075,514)
10/31/2013	280,114	2,144,940	13,196	(2,146,168)	—	292,082	7,991,916	—	61,012,498	363,142	—	34,128,921	—	103,496,477
Class W
4/30/2014	9,349	—	199	(16,253)	—	(6,705)	295,777	5,140	—	6,109	—	(516,194)	—	(209,168)
10/31/2013	46,054	7,241	6,323	(168,258)	—	(108,640)	1,316,603	—	205,658	174,026	—	(10,051,150)	—	(8,354,863)
Multi-Manager International Small Cap
Class A
4/30/2014	205,220	—	22,016	(250,761)	—	(23,525)	9,994,150	30,123	—	1,035,306	—	(12,194,353)	—	(1,134,774)
10/31/2013	314,087	—	29,435	(735,492)	—	(391,970)	13,036,722	—	—	1,108,523	—	(30,493,405)	—	(16,348,160)
Class B
4/30/2014	480	—	137	(6,860)	—	(6,243)	24,473	435	—	6,865	—	(352,624)	—	(320,851)
10/31/2013	316	—	343	(18,313)	—	(17,654)	13,042	—	—	13,728	—	(787,014)	—	(760,244)
Class C
4/30/2014	17,454	—	4,284	(45,448)	—	(23,710)	787,047	7,582	—	187,885	—	(2,039,856)	—	(1,057,342)
10/31/2013	29,143	—	6,221	(115,500)	—	(80,136)	1,152,293	—	—	218,739	—	(4,439,252)	—	(3,068,220)
Class I
4/30/2014	245,511	—	35,870	(144,241)	—	137,140	11,924,704	35,643	—	1,682,998	—	(7,002,951)	—	6,640,394
10/31/2013	362,685	—	45,724	(1,139,787)	—	(731,378)	14,775,301	—	—	1,718,300	—	(47,778,575)	—	(31,284,974)

(1)	Commencement of operations.

*	Share amount is less than 0.500

43

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Multi-Manager International Small Cap (continued)
Class O
4/30/2014	8,617	—	—	(6,250)	—	2,367	413,818	1,015	—	—	—	(300,673)	—	114,160
10/31/2013	24,843	—	—	(8,876)	—	15,967	1,027,584	—	—	—	—	(362,230)	—	665,354
Class W
4/30/2014	57,763	—	11,721	(58,086)	—	11,398	3,321,624	15,961	—	657,842	—	(3,381,241)	—	614,186
10/31/2013	283,672	—	13,955	(317,414)	—	(19,787)	13,181,608	—	—	625,471	—	(14,946,939)	—	(1,139,860)
Russia
Class A
4/30/2014	190,238	—	72,432	(1,155,400)	—	(892,730)	5,509,050	—	—	2,424,305	(8,228)	(34,939,759)	—	(26,998,176)
10/31/2013	253,656	—	44,013	(2,528,350)	—	(2,230,681)	8,504,268	—	—	1,447,203	(28,923)	(82,070,871)	—	(72,090,477)
Class I
4/30/2014	37,920	—	1,696	(75,053)	—	(35,437)	1,143,157	—	—	57,244	— *	(2,369,907)	—	(1,169,506)
10/31/2013	89,753	—	1,174	(163,887)	—	(72,960)	2,931,285	—	—	38,950	(10,124)	(5,335,652)	—	(2,355,293)
Class W
4/30/2014	1,171	—	34	(899)	—	306	34,566	—	—	1,139	—	(28,961)	—	6,744
10/31/2013	1,459	—	12	(1,270)	—	201	47,126	—	—	408	(225)	(40,787)	—	6,972

*	Share amount is less than 0.500

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified Emerging Markets Debt, Diversified International and Global Perspectives are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (Diversified Emerging Markets Debt, Diversified International and Global Perspectives). Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that a Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Investment by Funds-of-Funds (Global Bond). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment

44

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2014:

International Value Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$2,074,549	$(2,074,549)	$—
Total	$2,074,549	$(2,074,549)	$—

(1)	Collateral with a fair value of $2,124,912 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$28,533	$(28,533)	$—
Citigroup Global Markets	605,895	(605,895)	—
Credit Suisse Securities (Europe) Limited	174,101	(174,101)	—
Credit Suisse Securities USA	125,352	(125,352)	—
Deutsche Bank Securities	249,544	(249,544)	—
JPMorgan Clearing Corp.	346,664	(346,664)	—
Merrill Lynch	50,439	(50,439)	—
Morgan Stanley & Co. LLC	14,833	(14,833)	—
Nomura International PLC	14,098	(14,098)	—
Total	$1,609,459	$(1,609,459)	$—

(1)	Collateral with a fair value of $1,870,507 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$84,701	$(84,701)	$—
UBS Securities, LLC	8,909	(8,909)	—
Total	$93,610	$(93,610)	$—

(1)	Collateral with a fair value of $98,476 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net

45

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Diversified Emerging Markets Debt	$47,434	$—	$8,964	$—
Diversified International	—	—	1,749,755	—
Global Bond	5,481,512	5,613,534	4,304,253	25,961,922
Global Perspectives	132,048	—	—	—
International Value Equity	149,248	—	2,869,835	—
Multi-Manager International Small Cap	4,020,557	—	4,393,881	—
Russia	2,735,967	—	1,710,153	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Diversified Emerging Markets Debt	$23,476	$—	$(42,561)	$(11,473)	Short-term	None
Diversified International	—	(558,628)	15,263,618	(28,060,058)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				(198,260)	Short-term	None
				(3,262,237)	Long-term	None
				$(158,909,052)
Global Bond	—	(11,209,170)	2,862,093	(2,721,559)	Short-term	None
Global Perspectives	24,702	—	241,991	—	—	—
International Value Equity	148,991	—	74,992,360	(811,839,292)	Short-term	2017
				(70,133,094)	Short-term	2018
				(9,116,644)	Short-term	2019
				(150,650,144)	Long-term	None
				$(1,041,739,174)*
Multi-Manager International Small Cap	3,839,590	—	30,391,163	(36,168,695)	Short-term	2016
				(202,973,948)	Short-term	2017
				$(239,142,643)
Russia	2,232,833	—	60,388,589	(66,111,223)	Short-term	2017
				(21,810,157)	Short-term	2018
				(2,575,563)	Short-term	None
				$(90,496,943)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of April 30, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

46

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS

On April 9, 2010, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or the “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following Funds received:

International Value Equity	$314,502
Multi-Manager International Small Cap	$90,759

On July 20, 2005, the SEC entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively the “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Distribution Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The Distributable Amount includes the original $125 million plus interest earned by the Distribution Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following Funds received:

International Value Equity	$364,932
Multi-Manager International Small Cap	$821,983

NOTE 17— REORGANIZATIONS

On July 12, 2013, International Value Equity (“Acquiring Fund”) acquired all of the net assets of ING International Value Choice Fund and ING International Value Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of each Acquired Fund on June 25, 2013. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on November 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income	$7,129,796
Net realized and unrealized gain on investments	$142,131,217
Net increase in net assets resulting from operations	$149,610,013

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
International Value Equity	ING International Value Choice Fund	$14,066	$130,122	$19,728	$1,693	0.3548
International Value Equity	ING International Value Fund	$305,461	$130,122	$984,793	$38,142	0.4023

The net assets of International Value Equity after the acquisitions were $449,649,246.

47

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 18 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 19 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2014, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	May 2, 2014	April 30, 2014
Class B	$0.0278	May 2, 2014	April 30, 2014
Class C	$0.0280	May 2, 2014	April 30, 2014
Class I	$0.0376	May 2, 2014	April 30, 2014
Class O	$0.0350	May 2, 2014	April 30, 2014
Class R	$0.0323	May 2, 2014	April 30, 2014
Class R6	$0.0378	May 2, 2014	April 30, 2014
Class W	$0.0373	May 2, 2014	April 30, 2014
Class A	$0.0350	June 3, 2014	May 30, 2014
Class B	$0.0279	June 3, 2014	May 30, 2014
Class C	$0.0278	June 3, 2014	May 30, 2014
Class I	$0.0377	June 3, 2014	May 30, 2014
Class O	$0.0351	June 3, 2014	May 30, 2014
Class R	$0.0327	June 3, 2014	May 30, 2014
Class R6	$0.0380	June 3, 2014	May 30, 2014
Class W	$0.0374	June 3, 2014	May 30, 2014

48

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 19 — SUBSEQUENT EVENTS (continued)

Effective May 23, 2014, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

49

VOYA DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 101.5%
	Affiliated Investment Companies: 101.5%
31,485	Voya Emerging Markets Corporate Debt Fund — Class P	$310,445	30.7
58,760	Voya Emerging Markets Hard Currency Sovereign Debt Fund — Class P	560,569	55.4
17,571	Voya Emerging Markets Local Currency Debt Fund — Class P	156,205	15.4

	Total Mutual Funds (Cost $1,064,160)	1,027,219	101.5

SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
17,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $17,000)	$17,000	1.7

	Total Short-Term Investments (Cost $17,000)	17,000	1.7

	Total Investments in Securities (Cost $1,081,160)	$1,044,219	103.2
	Liabilities in Excess of Other Assets	(32,745)	(3.2)
	Net Assets	$1,011,474	100.0

††	Rate shown is the 7-day yield as of April 30, 2014.

Cost for federal income tax purposes is $1,084,158.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,450
Gross Unrealized Depreciation	(41,389)
Net Unrealized Depreciation	$(39,939)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Mutual Funds	$1,027,219	$—	$—	$1,027,219
Short-Term Investments	17,000	—	—	17,000
Total Investments, at fair value	$1,044,219	$—	$—	$1,044,219
Other Financial Instruments+
Forward Foreign Currency Contracts	—	4	—	4
Total Assets	$1,044,219	$4	$—	$1,044,223
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(5,758)	$—	$(5,758)
Total Liabilities	$—	$(5,758)	$—	$(5,758)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2014, the following forward foreign currency contracts were outstanding for the Voya Diversified Emerging Markets Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Indonesian Rupiah	163,945,000	Sell	05/09/14	$13,266	$14,175	$(909)
Barclays Bank PLC	South African Rand	189,893	Sell	06/06/14	17,300	17,946	(646)
Barclays Bank PLC	Russian Ruble	595,210	Sell	06/06/14	16,303	16,514	(211)
Barclays Bank PLC	Polish Zloty	44,305	Sell	06/06/14	14,604	14,600	4
Barclays Bank PLC	Mexican Peso	295,548	Sell	06/06/14	22,199	22,525	(326)

See Accompanying Notes to Financial Statements

50

VOYA DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Turkish Lira	37,518	Sell	06/06/14	$16,517	$17,602	$(1,085)
Deutsche Bank AG	Malaysian Ringgit	82,613	Sell	05/09/14	24,558	25,295	(737)
Deutsche Bank AG	Brazilian Real	43,535	Sell	06/06/14	18,211	19,307	(1,096)
Deutsche Bank AG	Hungarian Forint	2,411,917	Sell	06/06/14	10,660	10,887	(227)
HSBC	Philippine Peso	311,710	Sell	05/09/14	6,838	6,995	(157)
HSBC	Peruvian Nuevo Sol	16,872	Sell	06/06/14	5,943	5,979	(36)
HSBC	Colombian Peso	11,475,440	Sell	06/06/14	5,577	5,905	(328)
							$(5,754)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4
Total Asset Derivatives		$4
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,758
Total Liability Derivatives		$5,758

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$5,682
Total	$5,682

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(5,754)
Total	$(5,754)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

51

VOYA DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2014:

	Barclays Bank PLC	Credit Suisse Group AG	Deutsche Bank AG	HSBC	Totals
Assets:
Forward foreign currency contracts	$4	$—	$—	$—	$4
Total Assets	$4	$—	$—	$—	$4
Liabilities:
Forward foreign currency contracts	$2,092	$1,085	$2,060	$521	$5,758
Total Liabilities	$2,092	$1,085	$2,060	$521	$5,758

Net OTC derivative instruments by counterparty, at fair value	$(2,088)	$(1,085)	$(2,060)	$(521)	$(5,754)

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(2,088)	$(1,085)	$(2,060)	$(521)	$(5,754)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$186,663	$122,399	$—	$1,383	$310,445	$6,043	$—	$3,357
Voya Emerging Markets Hard Currency Sovereign Debt Fund — Class P	538,614	21,899	—	56	560,569	14,861	—	7,038
Voya Emerging Markets Local Currency Debt Fund — Class P	187,489	59,619	(92,270)	1,367	156,205	1,287	(15,271)	4,331
	$912,766	$203,917	$(92,270)	$2,806	$1,027,219	$22,191	$(15,271)	$14,726

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

52

VOYA DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 18.2%
204,486	iShares MSCI EAFE Index Fund	$13,970,484	18.2

	Total Exchange-Traded Funds (Cost $13,209,570)	13,970,484	18.2

MUTUAL FUNDS: 81.8%
	Affiliated Investment Companies: 81.8%
1,763,413	Voya International Core Fund — Class I	19,873,660	25.8
765,709	Voya Multi-Manager Emerging Markets Equity Fund — Class I	8,560,623	11.1
2,535,354	Voya Multi-Manager International Equity Fund — Class I	30,728,490	39.9
76,494	Voya Multi-Manager International SmallCap Fund — Class I	3,813,226	5.0

	Total Mutual Funds (Cost $49,678,285)	62,975,999	81.8

	Total Investments in Securities (Cost $62,887,855)	$76,946,483	100.0
	Assets in Excess of Other Liabilities	20,418	—
	Net Assets	$76,966,901	100.0

Cost for federal income tax purposes is $63,842,290.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,104,193
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$13,104,193

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$13,970,484	$—	$—	$13,970,484
Mutual Funds	62,975,999	—	—	62,975,999
Total Investments, at fair value	$76,946,483	$—	$—	$76,946,483

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core Fund — Class I	$34,399,399	$1,188,000	$(13,760,532)	$(1,953,207)	$19,873,660	$485,335	$2,070,172	$52,796
Voya Multi-Manager Emerging Markets Equity Fund — Class I	11,306,005	833,621	(2,741,682)	(837,321)	8,560,623	117,987	193,605	—
Voya Multi-Manager International Equity Fund — Class I	34,627,345	401,484	(4,328,338)	27,999	30,728,490	340,771	564,449	31,603
Voya Multi-Manager International SmallCap Fund — Class I	4,421,218	80,326	(413,286)	(275,032)	3,813,226	76,686	469,982	—
	$84,753,967	$2,503,431	$(21,243,838)	$(3,037,561)	$62,975,999	$1,020,779	$3,298,208	$84,399

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

53

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 31.9%
		Australia: 0.5%
844,000	#	Australia & New Zealand Banking Group Ltd., 4.500%, 03/19/24	$848,096	0.1
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	998,588	0.2
812,000		Other Securities	879,943	0.2
			2,726,627	0.5

		Bermuda: 0.2%
1,000,000		Other Securities	1,037,500	0.2

		Brazil: 1.6%
1,050,000	#	Caixa Economica Federal, 4.500%, 10/03/18	1,068,375	0.2
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,572,637	0.3
1,100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	1,130,250	0.2
851,500	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	885,560	0.1
380,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	386,650	0.1
4,181,000		Other Securities	4,185,645	0.7
			9,229,117	1.6

		Canada: 0.3%
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	1,009,325	0.2
822,000		Other Securities	790,159	0.1
			1,799,484	0.3

		China: 0.1%
600,000		Other Securities	584,250	0.1

		Colombia: 0.6%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,488,750	0.3
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	772,026	0.1
1,200,000		Other Securities	1,204,500	0.2
			3,465,276	0.6

		Dominican Republic: 0.2%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	966,250	0.2

		France: 0.4%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,162,348	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,162,968	0.2
			2,325,316	0.4

		Germany: 0.3%
2,002,000		Deutsche Bank AG, 4.296%, 05/24/28	1,921,802	0.3

		Hong Kong: 0.3%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,620,000	0.3

		India: 0.5%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,358,925	0.2
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	467,646	0.1
1,200,000		Other Securities	1,277,250	0.2
			3,103,821	0.5

		Ireland: 0.4%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	265,937	0.1
1,900,000		Other Securities	1,849,750	0.3
			2,115,687	0.4

		Italy: 0.2%
1,216,000		Other Securities	1,265,534	0.2

		Japan: 0.2%
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,127,000	0.2

		Luxembourg: 0.1%
625,000		Other Securities	682,250	0.1

		Mexico: 0.7%
1,525,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	1,587,906	0.3
875,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	977,812	0.2
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,188,219	0.2
			3,753,937	0.7

		Netherlands: 0.8%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	617,406	0.1
1,000,000	#	Lukoil International Finance BV, 3.416%, 04/24/18	942,750	0.2
780,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	831,675	0.2
1,736,000		Other Securities	1,855,346	0.3
			4,247,177	0.8

		Paraguay: 0.5%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,736,500	0.5

See Accompanying Notes to Financial Statements

54

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Russia: 1.5%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	$1,109,750	0.2
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	394,000	0.1
1,900,000		Gazprom OAO Via Gaz Capital SA, 4.950%–7.288%, 03/07/22–08/16/37	1,844,900	0.3
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	1,092,000	0.2
1,300,000	#	Sberbank of Russia Via SB Capital SA, 5.500%, 02/26/24	1,137,500	0.2
3,400,000		Other Securities	3,143,250	0.5
			8,721,400	1.5

		Switzerland: 0.6%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,138,008	0.4
1,143,000		Other Securities	1,359,874	0.2
			3,497,882	0.6
		United Arab Emirates: 0.9%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,117,875	0.2
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,255,500	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	820,755	0.2
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,822,444	0.3
			5,016,574	0.9

		United Kingdom: 0.8%
1,369,000		Barclays Bank PLC, 7.625%, 11/21/22	1,558,093	0.3
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	712,367	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	276,250	0.0
2,263,000		Other Securities	2,250,154	0.4
			4,796,864	0.8

		United States: 20.2%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	673,312	0.1
385,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	393,903	0.1
2,711,000		Bank of America Corp., 3.300%–8.000%, 01/11/23–07/29/49	2,851,998	0.5
1,871,000		Citigroup, Inc., 5.500%–5.950%, 09/13/25–07/29/49	1,933,947	0.3
2,128,000		Comcast Corp., 3.600%–5.700%, 05/15/18–03/01/24	2,320,825	0.4
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,029,665	0.4
1,916,000		Devon Energy Corp., 5.600%, 07/15/41	2,165,613	0.4
900,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	981,000	0.2
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	998,750	0.2
1,827,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,941,178	0.3
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	319,905	0.1
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,354,102	0.4
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	655,500	0.1
641,000	#	Gannett Co., Inc., 6.375%, 10/15/23	681,062	0.1
1,765,000		General Electric Capital Corp., 4.375%, 09/16/20	1,933,626	0.4
549,000		General Electric Capital Corp., 6.750%, 03/15/32	716,704	0.1
1,412,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,382,547	0.2
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	587,174	0.1
2,806,000		JPMorgan Chase & Co., 1.625%–6.000%, 05/15/18–12/29/49	2,744,942	0.5
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	549,358	0.1
3,106,000		Morgan Stanley, 3.750%–4.100%, 02/25/23–04/29/24	3,096,710	0.6
2,151,000		Mylan, Inc./PA, 2.600%, 06/24/18	2,178,083	0.4
520,000	#	PNK Finance Corp., 6.375%, 08/01/21	548,600	0.1
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	748,125	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,273,250	0.2
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,212,604	0.2
810,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	852,019	0.2
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	884,506	0.2

See Accompanying Notes to Financial Statements

55

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	$1,732,445	0.3
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	430,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	788,400	0.1
2,284,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,521,433	0.4
1,975,000		Verizon Communications, Inc., 2.450%–6.550%, 11/01/22–09/15/43	2,166,251	0.4
63,223,000		Other Securities	67,816,225	11.9
			114,463,762	20.2

		Total Corporate Bonds/Notes (Cost $174,617,224)	181,204,010	31.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.7%
		United States: 13.7%
913,332	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	924,115	0.2
1,179,642		Banc of America Alternative Loan Trust 2004–1, 4.750%, 02/25/19	1,190,240	0.2
1,340,000		Banc of America Commercial Mortgage Trust 2007–3, 5.716%, 06/10/49	1,383,271	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007–3, 5.716%, 06/10/49	1,178,295	0.2
1,550,000		Banc of America Commercial Mortgage Trust 2007–4, 6.015%, 02/10/51	1,612,294	0.3
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.350%, 09/10/47	744,844	0.1
610,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.350%, 09/10/47	617,717	0.1
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.926%, 07/10/42	1,948,445	0.3
447,519		Banc of America Mortgage 2005-J Trust, 2.756%, 11/25/35	411,244	0.1
13,928		Bear Stearns Adjustable Rate Mortgage Trust, 2.637%, 08/25/35	13,957	0.0
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,768,184	0.5
969,241	#	Beckman Coulter, Inc., 7.498%, 12/15/18	1,041,934	0.2
1,160,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	1,173,504	0.2
5,860,811	ˆ	Commercial Mortgage Trust, 1.934%, 01/10/46	542,522	0.1
5,375,064	ˆ	Commercial Mortgage Trust, 2.063%, 12/10/45	550,056	0.1
20,986,022	ˆ	Commercial Mortgage Trust, 2.150%, 10/15/45	2,378,816	0.4
7,920,009	ˆ	Commercial Mortgage Trust, 2.398%, 05/15/45	914,389	0.1
1,140,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.256%, 03/10/39	1,232,800	0.2
410,000		Commercial 2007-C9 Mortgage Trust, 5.986%, 12/10/49	428,878	0.1
1,060,000		Commercial Mortgage Trust, 5.495%, 06/10/44	1,064,860	0.2
950,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 6.175%, 02/15/41	986,912	0.2
1,210,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	1,228,942	0.2
78,348	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	78,580	0.0
858,733	#	Credit Suisse Mortgage Capital Certificates, 4.359%, 07/27/37	867,919	0.2
660,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	714,491	0.1
10,659,138	#, ˆ	DBUBS 2011-LC1 Mortgage Trust, 1.552%, 11/10/46	344,850	0.1
930,000	#	FREMF Mortgage Trust, 5.618%, 04/25/20	1,040,936	0.2
850,000	#	GCCFC Commercial Mortgage Trust, 6.089%, 06/10/36	850,097	0.1
5,960,363	ˆ	GS Mortgage Securities Corp. II, 2.541%, 11/10/45	763,903	0.1
9,151,663	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.087%, 12/15/47	923,538	0.2
17,549,679	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.171%, 06/15/45	1,655,449	0.3

See Accompanying Notes to Financial Statements

56

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
5,440,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.446%, 12/15/47	$143,510	0.0
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9, 5.977%, 06/12/41	406,848	0.1
1,090,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.592%, 10/15/37	1,086,971	0.2
2,400,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%–5.129%, 10/15/42	2,382,961	0.4
637,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	646,680	0.1
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.458%, 02/15/40	443,007	0.1
510,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	527,192	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	759,791	0.1
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.051%, 06/15/38	1,310,780	0.2
720,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.051%, 06/15/38	766,612	0.2
1,582,455		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	1,639,157	0.3
8,146,291	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.640%, 12/15/48	552,359	0.1
1,499,000	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.606%, 04/14/40	1,502,220	0.3
1,670,000	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.626%, 04/14/40	1,469,000	0.2
1,464,146		Morgan Stanley Capital I Trust 2004-IQ7, 5.492%, 06/15/38	1,470,655	0.3
1,060,000		Morgan Stanley Capital I Trust 2006-HQ10, 5.389%, 11/12/41	1,094,693	0.2
1,784,033		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,842,790	0.3
450,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.832%, 06/11/42	494,815	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	1,087,332	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	982,673	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.629%, 01/11/32	1,460,499	0.2
728,299		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.774%, 03/25/36	586,435	0.1
2,535,290	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	2,545,966	0.4
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	369,249	0.1
1,319,990	#	N-Star Real Estate CDO Ltd., 2.004%, 08/25/29	1,321,145	0.2
2,659,655	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	2,666,094	0.5
2,960,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	3,175,901	0.6
11,681,694	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 2.323%, 08/10/49	1,389,539	0.2
2,230,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.592%, 03/15/42	2,224,762	0.4
1,100,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.132%, 02/15/51	1,045,488	0.2
880,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.132%, 02/15/51	922,449	0.1
5,149,847	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.384%, 08/15/45	576,163	0.1
11,021,931	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.284%, 10/15/45	1,260,327	0.2
1,000,759		Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.352%, 08/25/35	1,039,521	0.2
684,749		Wells Fargo Mortgage Backed Securities Trust, 2.612%, 03/25/36	680,250	0.1
4,466,389		Other Securities	4,465,789	0.8

		Total Collateralized Mortgage Obligations (Cost $77,178,104)	77,915,605	13.7

U.S. TREASURY OBLIGATIONS: 20.4%
		U.S. Treasury Bonds: 3.5%
18,945,000		3.750%, due 11/15/43	19,960,338	3.5

		U.S. Treasury Notes: 16.9%
16,150,000		0.125%, due 04/30/15	16,155,362	2.9
170,000		0.375%, due 03/31/16	170,007	0.0

See Accompanying Notes to Financial Statements

57

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
			U.S. Treasury Notes: (continued)
	5,802,000		0.375%, due 04/30/16	$5,797,695	1.0
	57,925,000		0.875%, due 04/15/17	57,963,462	10.2
	5,535,000		1.625%, due 04/30/19	5,519,651	1.0
	5,599,000		2.250%, due 04/30/21	5,603,810	1.0
	4,663,000		2.750%, due 02/15/24	4,701,978	0.8
				95,911,965	16.9
			Total U.S. Treasury Obligations (Cost $115,211,352)	115,872,303	20.4
ASSET-BACKED SECURITIES: 6.3%
			Cayman Islands: 0.6%
	2,000,000	#	Blackrock Senior Income Series II, 2.085%, 05/25/17	1,967,040	0.4
	1,366,993	#	Sargas CLO I Ltd., 0.934%, 08/27/20	1,363,626	0.2
				3,330,666	0.6

			United States: 5.7%
	1,570,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	1,563,754	0.3
	2,050,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.005%, 06/20/17	1,987,819	0.3
	3,050,000	#	Castle Garden Funding, 1.986%, 10/27/20	3,021,223	0.5
	432,895	#	Emporia Preferred Funding II Corp., 0.508%, 10/18/18	432,079	0.1
	3,375,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.029%, 01/24/20	3,337,571	0.6
	825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.673%, 08/07/21	804,212	0.1
	540,000	#	Invitation Homes 2013-SFR1 Trust, 2.100%, 12/17/30	540,849	0.1
	600,000	#	M&T Bank Auto Receivables Trust 2013-1, 1.060%, 11/15/17	604,573	0.1
	3,785,000	#	Madison Park Funding I Ltd., 1.007%, 05/10/19	3,763,168	0.7
	3,460,000	#	Madison Park Funding Ltd., 2.137%, 05/10/19	3,462,152	0.6
	2,700,000	#	Morgan Stanley Investment Management Croton Ltd., 0.977%, 01/15/18	2,630,764	0.5
	600,000	#	Stanfield Bristol CLO Ltd, 0.686%, 10/15/19	593,494	0.1
	2,600,000	#	WhiteHorse III Ltd./Corp, 0.975%, 05/01/18	2,580,079	0.4
	7,262,098		Other Securities	7,147,880	1.3
				32,469,617	5.7

			Total Asset-Backed Securities (Cost $35,506,337)	35,800,283	6.3

FOREIGN GOVERNMENT BONDS: 14.7%
			Argentina: 0.2%
	1,940,000		Other Securities	$831,775	0.2

			Australia: 0.1%
AUD	420,000		Other Securities	345,756	0.1

			Belarus: 0.3%
	1,550,000		Other Securities	1,564,229	0.3

			Belize: 0.1%
	930,000	#	Belize Government International Bond, 5.000%, 02/20/38	651,930	0.1

			Brazil: 0.2%
	1,209,000		Other Securities	1,190,290	0.2

			Canada: 0.2%
CAD	1,000,000		Other Securities	1,019,479	0.2

			Colombia: 1.1%
	3,000,000		Colombia Government International Bond, 4.375%, 07/12/21	3,181,500	0.6
	2,872,000		Colombia Government International Bond, 2.625%–8.125%, 03/18/19–05/21/24	3,136,274	0.5
				6,317,774	1.1

			Croatia: 0.5%
	2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,535,000	0.4
	300,000		Other Securities	324,000	0.1
				2,859,000	0.5

			Dominican Republic: 0.1%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	710,010	0.1

			Egypt: 0.1%
	410,000		Other Securities	422,300	0.1

			Germany: 0.0%
EUR	40,000		Other Securities	56,305	0.0

			Guatemala: 0.1%
	530,000		Other Securities	675,088	0.1

			Hungary: 0.3%
	1,470,000		Other Securities	1,673,887	0.3

			Indonesia: 1.2%
	2,500,000		Indonesia Government International Bond, 4.875%, 05/05/21	2,590,625	0.5
	2,000,000		Indonesia Government International Bond, 5.875%, 03/13/20	2,200,000	0.4

See Accompanying Notes to Financial Statements

58

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
			Indonesia: (continued)
	1,485,000		Indonesia Government International Bond, 11.625%, 03/04/19	$2,015,888	0.3
				6,806,513	1.2

			Ivory Coast: 0.2%
	1,232,000		Other Securities	1,167,566	0.2

			Kazakhstan: 0.1%
	670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	685,819	0.1

			Latvia: 0.1%
	600,000	#	Republic of Latvia, 2.750%, 01/12/20	582,600	0.1

			Lebanon: 0.3%
	1,873,000		Other Securities	1,854,832	0.3

			Lithuania: 0.7%
	600,000		Lithuania Government International Bond, 6.625%, 02/01/22	716,250	0.1
	1,750,000		Lithuania Government International Bond, 7.375%, 02/11/20	2,126,250	0.4
	800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	878,000	0.2
				3,720,500	0.7

			Mexico: 1.7%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	5,501,605	1.0
	860,000		Mexico Government International Bond, 4.000%–4.750%, 10/02/23–03/08/44	871,887	0.1
	2,140,000		Petroleos Mexicanos, 5.500%, 06/27/44	2,107,900	0.4
	1,000,000		Petroleos Mexicanos, 3.500%–5.500%, 07/18/18–01/21/21	1,062,638	0.2
				9,544,030	1.7

			Netherlands: 0.4%
	2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	2,047,220	0.4

			Panama: 0.1%
	540,000		Other Securities	651,375	0.1

			Peru: 0.6%
	3,400,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,170,500	0.5
	420,000		Other Securities	459,375	0.1
				3,629,875	0.6

			Philippines: 0.7%
	1,150,000		Republic of the Philippines, 6.375%, 10/23/34	1,443,250	0.3
	2,245,000		Philippine Government International Bond, 4.000%–7.750%, 01/15/21–01/14/31	2,578,912	0.4
				4,022,162	0.7

			Poland: 0.1%
	495,000		Other Securities	540,169	0.1

			Romania: 0.1%
	220,000		Other Securities	261,250	0.1

			Russia: 1.3%
	750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	716,250	0.1
	1,200,000		Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	1,144,500	0.2
	4,641,046		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	5,184,049	0.9
	600,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	572,250	0.1
				7,617,049	1.3

			South Africa: 0.5%
	1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,492,000	0.2
	1,380,000		Other Securities	1,518,690	0.3
				3,010,690	0.5

			South Korea: 0.1%
	500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	528,029	0.1

			Trinidad And Tobago: 0.4%
	1,859,542		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%–9.750%, 08/14/19–05/08/22	2,148,853	0.4

			Turkey: 0.7%
	1,400,000		Turkey Government International Bond, 6.000%, 01/14/41	1,453,550	0.3
	2,150,000		Turkey Government International Bond, 7.375%, 02/05/25	2,556,350	0.4
				4,009,900	0.7

			United Kingdom: 1.2%
GBP	4,210,000		United Kingdom Gilt, 3.250%, 01/22/44	6,840,838	1.2

			Uruguay: 0.3%
	1,550,749		Other Securities	1,880,875	0.3

See Accompanying Notes to Financial Statements

59

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Venezuela: 0.6%
4,022,000		Petroleos de Venezuela SA, 5.250%–9.750%, 04/12/17–05/17/35	$3,214,988	0.6

		Total Foreign Government Bonds (Cost $81,792,729)	83,082,956	14.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
		Federal Home Loan Mortgage Corporation: 2.8%##
34,083,169	ˆ	4.000%, due 04/15/43	6,529,623	1.2
3,907,292	ˆ	5.000%, due 02/15/40	807,010	0.1
9,406,524	ˆ	5.848%, due 05/15/36	1,140,122	0.2
7,055,971	ˆ	5.898%, due 07/15/40	1,137,719	0.2
14,960,529	ˆ	6.398%, due 05/15/41	3,126,890	0.6
12,146,808	ˆ	6.498%, due 02/15/41	2,309,728	0.4
588,903		5.500%, due 11/15/32	641,218	0.1
			15,692,310	2.8

		Federal National Mortgage Association: 2.0%##
2,520,711		3.000%, due 01/25/38	2,614,547	0.5
4,942,816	ˆ	5.000%, due 05/25/18	329,826	0.0
3,952,786	ˆ	6.298%, due 02/25/42	750,319	0.1
7,823,998	ˆ	6.398%, due 09/25/40	1,522,032	0.3
5,587,616		4.500%–32.689%, due 04/25/33–09/01/41	6,467,091	1.1
			11,683,815	2.0

		Government National Mortgage Association: 1.7%
15,161,471	ˆ	4.000%, due 08/16/26	1,977,849	0.4
4,998,636	ˆ	4.000%, due 04/20/38	655,260	0.1
10,095,279	ˆ	4.500%, due 12/20/37	1,187,721	0.2
3,163,679	ˆ	5.000%, due 11/20/39	592,852	0.1
5,385,834	ˆ	5.000%, due 10/20/40	962,529	0.2
3,397,679		4.500%–24.744%, due 03/20/37–10/20/60	4,175,847	0.7
			9,552,058	1.7

		Total U.S. Government Agency Obligations (Cost $34,855,744)	36,928,183	6.5

Shares		Value	Percentage of Net Assets

PREFERRED STOCK: 0.1%
	United States: 0.1%
20,325	Other Securities	480,280	0.1

	Total Preferred Stock (Cost $506,092)	480,280	0.1

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Interest Rate Swaptions: 0.2%
116,162,000	@	Receive a fixed rate equal to 1.490% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 06/23/14 Counterparty: Goldman Sachs & Co.	$36,054	0.0
116,162,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 06/23/14 Counterparty: Goldman Sachs & Co.	1,128,650	0.2
			1,164,704	0.2

		Options on Currencies: 0.1%
28,869,000	@	Call AUD vs. Put USD Currency Option, Strike @ 0.960, Exp. 05/23/14 Counterparty: Citigroup, Inc.	4,312	0.0
28,884,000	@	Call CAD vs. Put USD Currency Option, Strike @ 1.080, Exp. 06/17/14 Counterparty: HSBC	69,768	0.0
34,878,000	@	Call EUR vs. Put USD Currency Option, Strike @ 1.380, Exp. 07/31/14 Counterparty: Barclays Bank PLC	510,325	0.1
579,400	@	Call USD vs. Put CAD (One-Touch, Barrier Level CAD 1.200 per USD 1.000) Currency Option, Exp. 06/23/14 Counterparty: Credit Suisse Group AG	2,367	0.0
34,284,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.320, Exp. 07/31/14 Counterparty: Deutsche Bank AG	49,992	0.0
28,925,000	@	Put CAD vs. USD Call Currency Option, Strike @ 1.120, Exp. 06/09/14 Counterparty: JPMorgan Chase & Co.	46,097	0.0
28,900,000	@	Put USD vs. EUR Call Currency Option, Strike @ 1.420, Exp. 06/30/14 Counterparty: Deutsche Bank AG	52,579	0.0
22,743,000	@	Put USD vs. JPY Call Currency Option, Strike @ 100.750, Exp. 05/28/14 Counterparty: Barclays Bank PLC	56,894	0.0
			792,334	0.1

		Total Purchased Options (Cost $2,138,172)	1,957,038	0.3

		Total Long-Term Investments (Cost $521,805,754)	533,240,658	93.9

See Accompanying Notes to Financial Statements

60

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Commercial Paper: 0.4%
2,000,000	Mondelez International, 0.320%, 08/15/14 (Cost $1,998,100)	$1,998,100	0.4

Shares		Value	Percentage of Net Assets

	Mutual Funds: 1.0%
5,971,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $5,971,000)	5,971,000	1.0

	Total Short-Term Investments (Cost $7,969,100)	7,969,100	1.4

	Total Investments in Securities (Cost $529,774,854)	$541,209,758	95.3
	Assets in Excess of Other Liabilities	26,626,595	4.7
	Net Assets	$567,836,353	100.0

”Other Securities“ represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (”FHFA“) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

&	Payment-in-kind

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

AUD Australian Dollar

CAD Canadian Dollar

EUR EU Euro

GBP British Pound

MXN Mexican Peso

Cost for federal income tax purposes is $529,864,881.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,835,829
Gross Unrealized Depreciation	(4,490,952)

Net Unrealized Appreciation	$11,344,877

Sector Diversification	Percentage of Net Assets
U.S. Treasury Notes	16.9%
Foreign Government Bonds	14.7
Collateralized Mortgage Obligations	13.7
Financial	10.5
Communications	6.7
Other Asset-Backed Securities	5.2
U.S. Treasury Bonds	3.5
Basic Materials	3.5
Energy	3.4
Federal Home Loan Mortgage Corporation	2.8
Consumer, Non-cyclical	2.4
Federal National Mortgage Association	2.0
Utilities	1.9
Government National Mortgage Association	1.7
Consumer, Cyclical	1.6
Technology	0.8
Automobile Asset-Backed Securities	0.7
Industrial	0.6
Credit Card Asset-Backed Securities	0.4
Diversified	0.3
Government	0.3
Interest Rate Swaptions	0.2
Options on Currencies	0.1
Short-Term Investments	1.4
Assets in Excess of Other Liabilities	4.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

61

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Preferred Stock	$480,280	$—	$—	$480,280
Purchased Options	—	1,957,038	—	1,957,038
Corporate Bonds/Notes	—	181,204,010	—	181,204,010
Collateralized Mortgage Obligations	—	76,873,671	1,041,934	77,915,605
Short-Term Investments	5,971,000	1,998,100	—	7,969,100
Asset-Backed Securities	—	35,800,283	—	35,800,283
U.S. Treasury Obligations	—	115,872,303	—	115,872,303
Foreign Government Bonds	—	83,082,956	—	83,082,956
U.S. Government Agency Obligations	—	36,928,183	—	36,928,183
Total Investments, at fair value	$6,451,280	$533,716,544	$1,041,934	$541,209,758
Other Financial Instruments+
Centrally Cleared Swaps	—	312,318	—	312,318
Forward Foreign Currency Contracts	—	17,867,945	—	17,867,945
Futures	1,115,592	—	—	1,115,592
Total Assets	$7,566,872	$551,896,807	$1,041,934	$560,505,613
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(923,445)	$—	$(923,445)
Forward Foreign Currency Contracts	—	(14,367,084)	—	(14,367,084)
Futures	(2,728,483)	—	—	(2,728,483)
Written Options	—	(971,229)	—	(971,229)
Total Liabilities	$(2,728,483)	$(16,261,758)	$—	$(18,990,241)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2014, the following forward foreign currency contracts were outstanding for the Voya Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Norwegian Krone	34,677,104	Buy	05/09/14	$5,784,000	$5,831,997	$47,997
Barclays Bank PLC	Canadian Dollar	625,485	Buy	05/09/14	569,000	570,572	1,572
Barclays Bank PLC	Canadian Dollar	5,435,890	Buy	05/09/14	4,945,000	4,958,662	13,662
Barclays Bank PLC	Australian Dollar	5,557,159	Buy	05/09/14	5,200,000	5,160,047	(39,953)
Barclays Bank PLC	Norwegian Krone	31,711,680	Buy	05/09/14	5,289,000	5,333,272	44,272
Barclays Bank PLC	Malaysian Ringgit	18,371,138	Buy	05/09/14	5,631,000	5,625,023	(5,977)
Barclays Bank PLC	New Zealand Dollar	6,137,269	Buy	05/09/14	5,240,000	5,288,913	48,913
Barclays Bank PLC	Japanese Yen	570,708,976	Buy	05/09/14	5,503,000	5,582,570	79,570
Barclays Bank PLC	EU Euro	4,261,582	Buy	05/09/14	5,878,000	5,912,199	34,199
Barclays Bank PLC	Indian Rupee	256,878,000	Buy	05/09/14	4,260,000	4,255,002	(4,998)
Barclays Bank PLC	Philippine Peso	132,855,470	Buy	05/09/14	2,953,000	2,981,565	28,565
Barclays Bank PLC	Australian Dollar	19,101,974	Buy	05/09/14	17,421,000	17,736,958	315,958
Barclays Bank PLC	EU Euro	19,999,798	Buy	05/09/14	27,567,261	27,746,218	178,957
Barclays Bank PLC	EU Euro	14,000,000	Buy	05/09/14	19,309,962	19,422,549	112,587
Barclays Bank PLC	Japanese Yen	226,233,826	Buy	05/09/14	2,214,000	2,212,978	(1,022)
Barclays Bank PLC	Norwegian Krone	14,817,075	Buy	05/09/14	2,441,000	2,491,936	50,936
Barclays Bank PLC	Canadian Dollar	3,431,621	Buy	05/09/14	3,048,000	3,130,352	82,352
Barclays Bank PLC	EU Euro	18,917,158	Buy	05/09/14	26,035,836	26,244,245	208,409
Barclays Bank PLC	British Pound	2,885,306	Buy	05/09/14	4,758,680	4,871,255	112,575
Barclays Bank PLC	Norwegian Krone	17,734,111	Buy	05/09/14	2,913,000	2,982,524	69,524
Barclays Bank PLC	Australian Dollar	3,751,981	Buy	05/09/14	3,385,000	3,483,867	98,867

See Accompanying Notes to Financial Statements

62

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Australian Dollar	12,818,834	Buy	05/09/14	$11,549,000	$11,902,808	$353,808
Barclays Bank PLC	Canadian Dollar	2,803,190	Buy	05/09/14	2,522,000	2,557,093	35,093
Barclays Bank PLC	Norwegian Krone	17,266,339	Buy	05/09/14	2,887,000	2,903,854	16,854
Barclays Bank PLC	South African Rand	26,920,465	Buy	06/06/14	2,530,000	2,544,179	14,179
Barclays Bank PLC	British Pound	3,244,126	Buy	05/09/14	5,430,923	5,477,050	46,127
Barclays Bank PLC	South Korean Won	3,465,240,900	Buy	05/09/14	3,251,000	3,353,151	102,151
Barclays Bank PLC	Japanese Yen	116,673,825	Buy	05/09/14	1,139,178	1,141,282	2,104
Barclays Bank PLC	Swiss Franc	15,158,999	Buy	05/09/14	17,175,000	17,225,000	50,000
Barclays Bank PLC	British Pound	1,704,108	Buy	05/09/14	2,853,000	2,877,041	24,041
Barclays Bank PLC	New Zealand Dollar	6,847,086	Buy	05/09/14	5,723,000	5,900,613	177,613
Barclays Bank PLC	Canadian Dollar	3,141,788	Buy	05/09/14	2,818,000	2,865,964	47,964
Barclays Bank PLC	Mexican Peso	38,191,561	Buy	06/06/14	2,863,000	2,910,649	47,649
Barclays Bank PLC	Brazilian Real	4,617,208	Buy	06/06/14	1,928,739	2,047,760	119,021
Barclays Bank PLC	Polish Zloty	21,793,138	Buy	06/06/14	7,108,003	7,181,422	73,419
Barclays Bank PLC	South Korean Won	7,964,866,785	Buy	05/09/14	7,309,229	7,707,227	397,998
Barclays Bank PLC	Israeli New Shekel	2,455,415	Buy	06/06/14	702,491	709,287	6,796
Barclays Bank PLC	Peruvian Nuevo Sol	7,839,442	Buy	06/06/14	2,756,000	2,778,184	22,184
Barclays Bank PLC	Canadian Dollar	5,663,597	Buy	05/09/14	5,135,000	5,166,378	31,378
Citigroup, Inc.	Australian Dollar	2,833,037	Buy	05/09/14	2,645,000	2,630,590	(14,410)
Citigroup, Inc.	EU Euro	8,590,571	Buy	05/09/14	11,806,000	11,917,914	111,914
Citigroup, Inc.	Australian Dollar	2,719,171	Buy	05/09/14	2,520,000	2,524,861	4,861
Citigroup, Inc.	Norwegian Krone	15,960,540	Buy	05/09/14	2,655,000	2,684,244	29,244
Citigroup, Inc.	Australian Dollar	3,090,504	Buy	05/09/14	2,842,000	2,869,659	27,659
Citigroup, Inc.	British Pound	3,160,609	Buy	05/09/14	5,219,000	5,336,049	117,049
Citigroup, Inc.	Norwegian Krone	32,861,874	Buy	05/09/14	5,422,000	5,526,711	104,711
Citigroup, Inc.	Swedish Krona	18,194,400	Buy	05/09/14	2,850,000	2,797,826	(52,174)
Citigroup, Inc.	Australian Dollar	1,457,063	Buy	05/09/14	1,310,000	1,352,942	42,942
Citigroup, Inc.	Australian Dollar	1,342,005	Buy	05/09/14	1,211,000	1,246,106	35,106
Citigroup, Inc.	Japanese Yen	322,142,350	Buy	05/09/14	3,145,000	3,151,137	6,137
Citigroup, Inc.	Brazilian Real	13,378,032	Buy	06/06/14	5,856,000	5,933,237	77,237
Citigroup, Inc.	Canadian Dollar	8,651,517	Buy	05/09/14	7,796,000	7,891,983	95,983
Citigroup, Inc.	Mexican Peso	76,787,100	Buy	06/06/14	5,850,000	5,852,086	2,086
Citigroup, Inc.	Japanese Yen	586,761,187	Buy	05/09/14	5,755,664	5,739,590	(16,074)
Citigroup, Inc.	Japanese Yen	586,703,630	Buy	05/09/14	5,755,664	5,739,027	(16,637)
Citigroup, Inc.	Japanese Yen	1,179,301,060	Buy	05/09/14	11,511,328	11,535,706	24,378
Citigroup, Inc.	New Zealand Dollar	2,523,383	Buy	06/06/14	2,147,000	2,169,282	22,282
Citigroup, Inc.	Swiss Franc	2,046,616	Buy	05/09/14	2,273,000	2,325,547	52,547
Citigroup, Inc.	Australian Dollar	2,126,406	Buy	05/09/14	1,881,370	1,974,455	93,085
Citigroup, Inc.	Danish Krone	11,481,481	Buy	05/09/14	2,080,633	2,134,173	53,540
Citigroup, Inc.	Japanese Yen	6,027,470,246	Buy	05/09/14	59,460,803	58,959,605	(501,198)
Citigroup, Inc.	Hong Kong Sar Dollar	1,153,673	Buy	05/09/14	148,597	148,807	210
Citigroup, Inc.	Indian Rupee	105,089,640	Buy	05/09/14	1,641,000	1,740,735	99,735
Citigroup, Inc.	Thai Baht	56,694,198	Buy	05/09/14	1,702,646	1,751,432	48,786
Credit Suisse Group AG	EU Euro	10,928,112	Buy	05/09/14	14,969,000	15,160,842	191,842
Credit Suisse Group AG	Australian Dollar	19,502,017	Buy	05/09/14	18,320,000	18,108,415	(211,585)
Credit Suisse Group AG	EU Euro	12,972,661	Buy	05/09/14	17,785,000	17,997,297	212,297
Credit Suisse Group AG	New Zealand Dollar	6,088,686	Buy	05/09/14	5,204,000	5,247,046	43,046
Credit Suisse Group AG	Swedish Krona	34,148,733	Buy	05/09/14	5,287,000	5,251,188	(35,812)
Credit Suisse Group AG	Canadian Dollar	6,498,320	Buy	05/09/14	5,800,000	5,927,819	127,819
Credit Suisse Group AG	Swedish Krona	37,088,690	Buy	05/09/14	5,847,000	5,703,277	(143,723)
Credit Suisse Group AG	Canadian Dollar	7,480,819	Buy	05/09/14	6,760,000	6,824,063	64,063
Credit Suisse Group AG	EU Euro	24,591,258	Buy	05/09/14	34,263,000	34,116,066	(146,934)
Credit Suisse Group AG	EU Euro	4,129,111	Buy	05/09/14	5,763,000	5,728,418	(34,582)
Credit Suisse Group AG	Hungarian Forint	1,289,776,400	Buy	06/06/14	5,848,000	5,822,008	(25,992)
Credit Suisse Group AG	Norwegian Krone	17,052,404	Buy	05/09/14	2,873,000	2,867,874	(5,126)
Credit Suisse Group AG	British Pound	858,426	Buy	05/09/14	1,426,000	1,449,278	23,278
Credit Suisse Group AG	EU Euro	2,390,265	Buy	05/09/14	3,300,000	3,316,074	16,074
Credit Suisse Group AG	EU Euro	10,738,021	Buy	05/09/14	14,743,796	14,897,124	153,328
Credit Suisse Group AG	British Pound	2,451,860	Buy	05/09/14	4,100,000	4,139,469	39,469
Credit Suisse Group AG	Australian Dollar	6,008,979	Buy	05/09/14	5,354,000	5,579,581	225,581
Credit Suisse Group AG	New Zealand Dollar	6,901,814	Buy	05/09/14	5,698,000	5,947,776	249,776
Credit Suisse Group AG	New Zealand Dollar	7,053,615	Buy	05/09/14	5,815,000	6,078,593	263,593

See Accompanying Notes to Financial Statements

63

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swiss Franc	4,593,773	Buy	05/09/14	$5,179,000	$5,219,853	$40,853
Credit Suisse Group AG	Australian Dollar	2,953,193	Buy	05/09/14	2,631,000	2,742,160	111,160
Credit Suisse Group AG	British Pound	1,747,692	Buy	05/09/14	2,858,000	2,950,623	92,623
Credit Suisse Group AG	Swedish Krona	18,401,500	Buy	05/09/14	2,831,000	2,829,673	(1,327)
Credit Suisse Group AG	Australian Dollar	12,999,467	Buy	05/09/14	11,509,000	12,070,533	561,533
Credit Suisse Group AG	Australian Dollar	6,499,322	Buy	05/09/14	5,754,500	6,034,885	280,385
Credit Suisse Group AG	Norwegian Krone	43,121,545	Buy	05/09/14	6,834,977	7,252,184	417,207
Credit Suisse Group AG	Singapore Dollar	1,031,545	Buy	05/09/14	808,901	822,799	13,898
Credit Suisse Group AG	Chilean Peso	44,330,008	Buy	06/06/14	78,739	78,240	(499)
Credit Suisse Group AG	Romanian New Leu	62,298	Buy	06/06/14	18,967	19,436	469
Credit Suisse Group AG	Turkish Lira	12,101	Buy	06/06/14	5,327	5,677	350
Deutsche Bank AG	Swedish Krona	36,036,039	Buy	05/09/14	5,475,000	5,541,407	66,407
Deutsche Bank AG	Australian Dollar	31,296,985	Buy	05/09/14	29,300,238	29,060,522	(239,716)
Deutsche Bank AG	Japanese Yen	243,085,080	Buy	05/09/14	2,391,000	2,377,814	(13,186)
Deutsche Bank AG	EU Euro	4,115,591	Buy	05/09/14	5,711,000	5,709,662	(1,338)
Deutsche Bank AG	Norwegian Krone	5,851,682	Buy	05/09/14	983,000	984,136	1,136
Deutsche Bank AG	Malaysian Ringgit	9,057,440	Buy	05/09/14	2,800,000	2,773,280	(26,720)
Deutsche Bank AG	Swedish Krona	67,857,360	Buy	05/09/14	10,488,000	10,434,699	(53,301)
Deutsche Bank AG	South Korean Won	6,422,352,000	Buy	05/09/14	5,991,000	6,214,608	223,608
Deutsche Bank AG	Australian Dollar	25,178,114	Buy	05/09/14	23,077,000	23,378,901	301,901
Deutsche Bank AG	EU Euro	2,335,245	Buy	05/09/14	3,223,000	3,239,744	16,744
Deutsche Bank AG	British Pound	5,394,203	Buy	05/09/14	8,915,000	9,107,020	192,020
Deutsche Bank AG	EU Euro	4,711,638	Buy	05/09/14	6,483,379	6,536,573	53,194
Deutsche Bank AG	EU Euro	35,082,091	Buy	05/09/14	48,317,020	48,670,259	353,239
Deutsche Bank AG	British Pound	1,669,916	Buy	05/09/14	2,776,000	2,819,315	43,315
Deutsche Bank AG	EU Euro	2,346,004	Buy	05/09/14	3,257,000	3,254,670	(2,330)
Deutsche Bank AG	Australian Dollar	3,429,449	Buy	05/09/14	3,069,000	3,184,383	115,383
Deutsche Bank AG	South African Rand	56,546,738	Buy	06/06/14	5,379,000	5,344,075	(34,925)
Deutsche Bank AG	Mexican Peso	61,061,637	Buy	06/06/14	4,683,000	4,653,620	(29,380)
Deutsche Bank AG	Colombian Peso	9,706,845,000	Buy	06/06/14	4,955,000	4,995,084	40,084
Deutsche Bank AG	Polish Zloty	11,197,960	Buy	06/06/14	3,689,000	3,690,027	1,027
Deutsche Bank AG	Canadian Dollar	3,032,553	Buy	05/09/14	2,722,000	2,766,319	44,319
Deutsche Bank AG	Colombian Peso	8,159,648,000	Buy	06/06/14	4,088,000	4,198,906	110,906
Deutsche Bank AG	Australian Dollar	5,792,888	Buy	05/09/14	5,180,000	5,378,931	198,931
Deutsche Bank AG	Swedish Krona	35,644,623	Buy	05/09/14	5,447,000	5,481,217	34,217
Deutsche Bank AG	Canadian Dollar	5,721,712	Buy	05/09/14	5,164,000	5,219,391	55,391
Deutsche Bank AG	Swiss Franc	4,570,625	Buy	05/09/14	5,150,000	5,193,550	43,550
Deutsche Bank AG	Swiss Franc	4,551,197	Buy	05/09/14	5,131,000	5,171,474	40,474
Deutsche Bank AG	British Pound	1,362,864	Buy	05/09/14	2,269,000	2,300,920	31,920
Deutsche Bank AG	British Pound	2,048,895	Buy	05/09/14	3,396,000	3,459,144	63,144
Deutsche Bank AG	Norwegian Krone	16,427,812	Buy	05/09/14	2,669,000	2,762,830	93,830
Deutsche Bank AG	New Zealand Dollar	14,084,559	Buy	05/09/14	11,493,000	12,137,649	644,649
Deutsche Bank AG	EU Euro	76,768,254	Buy	05/09/14	103,758,053	106,502,513	2,744,460
Deutsche Bank AG	New Zealand Dollar	20,450,740	Buy	05/09/14	16,576,347	17,623,832	1,047,485
Deutsche Bank AG	South Korean Won	2,237,641,000	Buy	05/09/14	2,051,000	2,165,260	114,260
Deutsche Bank AG	Malaysian Ringgit	6,202,137	Buy	05/09/14	1,843,679	1,899,020	55,341
Deutsche Bank AG	Philippine Peso	415,478,741	Buy	05/09/14	9,103,391	9,324,246	220,855
Deutsche Bank AG	Czech Koruna	8,669,998	Buy	06/06/14	437,569	438,195	626
Goldman Sachs & Co.	Australian Dollar	19,402,189	Buy	05/09/14	17,289,000	18,015,721	726,721
Goldman Sachs & Co.	Canadian Dollar	12,569,127	Buy	05/09/14	11,400,000	11,465,658	65,658
HSBC	Norwegian Krone	64,553,114	Buy	05/09/14	10,769,000	10,856,546	87,546
HSBC	Mexican Peso	73,455,228	Buy	06/06/14	5,621,000	5,598,158	(22,842)
HSBC	Peruvian Nuevo Sol	135,460	Buy	06/06/14	47,714	48,005	291
JPMorgan Chase & Co.	Canadian Dollar	4,519,672	Buy	05/09/14	4,149,000	4,122,881	(26,119)
JPMorgan Chase & Co.	EU Euro	6,027,793	Buy	05/09/14	8,287,293	8,362,507	75,214
JPMorgan Chase & Co.	EU Euro	3,565,292	Buy	05/09/14	4,920,000	4,946,219	26,219
JPMorgan Chase & Co.	EU Euro	40,000,000	Buy	05/09/14	55,097,200	55,492,998	395,798
JPMorgan Chase & Co.	Canadian Dollar	2,789,596	Buy	05/09/14	2,517,000	2,544,692	27,692
JPMorgan Chase & Co.	New Zealand Dollar	13,446,164	Buy	05/09/14	11,353,000	11,587,500	234,500
JPMorgan Chase & Co.	Japanese Yen	416,138,891	Buy	05/09/14	4,029,000	4,070,594	41,594
JPMorgan Chase & Co.	Canadian Dollar	3,998,989	Buy	05/09/14	3,603,787	3,647,910	44,123
JPMorgan Chase & Co.	Japanese Yen	2,305,641,143	Buy	05/09/14	22,623,000	22,553,357	(69,643)

See Accompanying Notes to Financial Statements

64

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Polish Zloty	18,344,768	Buy	06/06/14	$6,030,000	$6,045,092	$15,092
JPMorgan Chase & Co.	New Zealand Dollar	6,953,333	Buy	05/09/14	5,726,000	5,992,173	266,173
JPMorgan Chase & Co.	Australian Dollar	1,790,390	Buy	05/09/14	1,609,000	1,662,450	53,450
JPMorgan Chase & Co.	EU Euro	484,629	Buy	05/09/14	661,000	672,338	11,338
JPMorgan Chase & Co.	British Pound	1,259,586	Buy	05/09/14	2,056,000	2,126,555	70,555
JPMorgan Chase & Co.	Mexican Peso	16,535,247	Buy	06/06/14	1,239,010	1,260,181	21,171
UBS AG	New Zealand Dollar	2,965,620	Buy	05/09/14	2,555,000	2,555,682	682
UBS AG	British Pound	3,404,165	Buy	05/09/14	5,730,000	5,747,244	17,244
UBS AG	New Zealand Dollar	3,251,008	Buy	05/09/14	2,818,000	2,801,621	(16,379)
UBS AG	British Pound	1,579,691	Buy	05/09/14	2,645,000	2,666,989	21,989
UBS AG	New Zealand Dollar	6,222,284	Buy	05/09/14	5,346,000	5,362,177	16,177
UBS AG	Swedish Krona	34,519,367	Buy	05/09/14	5,289,000	5,308,182	19,182
UBS AG	EU Euro	3,840,570	Buy	05/09/14	5,291,000	5,328,119	37,119
UBS AG	EU Euro	2,261,020	Buy	05/09/14	3,109,000	3,136,770	27,770
UBS AG	Swedish Krona	16,886,947	Buy	05/09/14	2,631,000	2,596,774	(34,226)
UBS AG	Australian Dollar	2,602,404	Buy	05/09/14	2,345,000	2,416,438	71,438
UBS AG	Australian Dollar	4,361,207	Buy	05/09/14	3,877,000	4,049,558	172,558
UBS AG	Swedish Krona	25,436,280	Buy	05/09/14	3,944,000	3,911,439	(32,561)
UBS AG	Swedish Krona	16,504,621	Buy	05/09/14	2,526,000	2,537,982	11,982
UBS AG	Canadian Dollar	1,170,442	Buy	05/09/14	1,054,000	1,067,686	13,686
							$14,940,119

Barclays Bank PLC	EU Euro	4,247,806	Sell	05/09/14	$5,870,000	$5,893,087	$(23,087)
Barclays Bank PLC	EU Euro	3,769,238	Sell	05/09/14	5,219,000	5,229,158	(10,158)
Barclays Bank PLC	New Zealand Dollar	3,305,881	Sell	05/09/14	2,858,000	2,848,908	9,092
Barclays Bank PLC	EU Euro	3,816,257	Sell	05/09/14	5,294,000	5,294,389	(389)
Barclays Bank PLC	Swedish Krona	33,438,173	Sell	05/09/14	5,106,000	5,141,922	(35,922)
Barclays Bank PLC	Canadian Dollar	5,642,081	Sell	05/09/14	5,135,000	5,146,752	(11,752)
Barclays Bank PLC	EU Euro	3,995,641	Sell	05/09/14	5,500,000	5,543,253	(43,253)
Barclays Bank PLC	New Zealand Dollar	11,716,076	Sell	05/09/14	10,133,000	10,096,562	36,438
Barclays Bank PLC	Canadian Dollar	4,487,076	Sell	05/09/14	4,053,000	4,093,147	(40,147)
Barclays Bank PLC	Swedish Krona	15,074,345	Sell	05/09/14	2,354,000	2,318,043	35,957
Barclays Bank PLC	Australian Dollar	12,804,871	Sell	05/09/14	11,671,000	11,889,843	(218,843)
Barclays Bank PLC	Canadian Dollar	3,256,295	Sell	05/09/14	2,903,000	2,970,418	(67,418)
Barclays Bank PLC	British Pound	1,442,653	Sell	05/09/14	2,379,698	2,435,628	(55,930)
Barclays Bank PLC	Swedish Krona	18,701,310	Sell	05/09/14	2,912,000	2,875,776	36,224
Barclays Bank PLC	EU Euro	20,000,000	Sell	05/09/14	27,816,000	27,746,499	69,501
Barclays Bank PLC	Swedish Krona	18,325,672	Sell	05/09/14	2,862,000	2,818,012	43,988
Barclays Bank PLC	Norwegian Krone	17,949,900	Sell	05/09/14	3,000,000	3,018,815	(18,815)
Barclays Bank PLC	Australian Dollar	12,652,680	Sell	05/09/14	11,519,000	11,748,527	(229,527)
Barclays Bank PLC	Australian Dollar	6,638,822	Sell	05/09/14	6,040,000	6,164,416	(124,416)
Barclays Bank PLC	Canadian Dollar	3,258,314	Sell	05/09/14	2,940,000	2,972,260	(32,260)
Barclays Bank PLC	British Pound	77,312	Sell	05/09/14	128,421	130,526	(2,105)
Barclays Bank PLC	New Zealand Dollar	13,486,072	Sell	05/09/14	11,343,000	11,621,891	(278,891)
Barclays Bank PLC	Brazilian Real	12,703,423	Sell	06/06/14	5,677,000	5,634,044	42,956
Barclays Bank PLC	South African Rand	28,637,112	Sell	06/06/14	2,710,000	2,706,414	3,586
Barclays Bank PLC	Mexican Peso	35,554,387	Sell	06/06/14	2,710,000	2,709,665	335
Barclays Bank PLC	EU Euro	2,824,765	Sell	05/09/14	3,916,000	3,918,867	(2,867)
Barclays Bank PLC	EU Euro	2,080,908	Sell	05/09/14	2,887,000	2,886,896	104
Barclays Bank PLC	EU Euro	1,399	Sell	05/09/14	1,938	1,940	(2)
Barclays Bank PLC	Canadian Dollar	2,981,450	Sell	05/09/14	2,715,000	2,719,703	(4,703)
Barclays Bank PLC	British Pound	135,889	Sell	05/09/14	227,062	229,421	(2,359)
Barclays Bank PLC	South African Rand	18,966,940	Sell	06/06/14	1,775,000	1,792,513	(17,513)
Barclays Bank PLC	Taiwan New Dollar	840,142	Sell	05/09/14	27,773	27,828	(55)
Barclays Bank PLC	Norwegian Krone	17,263,831	Sell	05/09/14	2,871,000	2,903,432	(32,432)
Barclays Bank PLC	New Zealand Dollar	6,847,086	Sell	05/09/14	5,723,000	5,900,613	(177,613)
Barclays Bank PLC	EU Euro	1,947,719	Sell	05/09/14	2,660,000	2,702,119	(42,119)
Barclays Bank PLC	EU Euro	4,714,142	Sell	05/09/14	6,476,817	6,540,047	(63,230)
Barclays Bank PLC	New Zealand Dollar	6,861,379	Sell	05/09/14	5,664,000	5,912,930	(248,930)
Barclays Bank PLC	Philippine Peso	130,182,950	Sell	05/09/14	2,914,000	2,921,588	(7,588)
Barclays Bank PLC	Australian Dollar	5,838,713	Sell	05/09/14	5,210,000	5,421,482	(211,482)
Barclays Bank PLC	New Zealand Dollar	6,936,990	Sell	05/09/14	5,726,000	5,978,090	(252,090)
Barclays Bank PLC	Japanese Yen	135,191,025	Sell	05/09/14	1,322,000	1,322,414	(414)
Barclays Bank PLC	Australian Dollar	29,309,368	Sell	05/09/14	26,081,000	27,214,939	(1,133,939)

See Accompanying Notes to Financial Statements

65

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	1,595,260	Sell	05/09/14	$1,439,000	$1,455,208	$(16,208)
Barclays Bank PLC	Canadian Dollar	1,875,475	Sell	05/09/14	1,691,000	1,710,823	(19,823)
Barclays Bank PLC	British Pound	1,672,570	Sell	05/09/14	2,725,344	2,823,796	(98,452)
Barclays Bank PLC	South African Rand	27,128,743	Sell	06/06/14	2,471,529	2,563,862	(92,333)
Barclays Bank PLC	Russian Ruble	87,716,366	Sell	06/06/14	2,402,530	2,433,547	(31,017)
Barclays Bank PLC	Polish Zloty	16,825,379	Sell	06/06/14	5,545,884	5,544,413	1,471
Barclays Bank PLC	EU Euro	11,219,395	Sell	05/09/14	15,369,000	15,564,946	(195,946)
Citigroup, Inc.	EU Euro	25,715,003	Sell	05/09/14	35,759,026	35,675,065	83,961
Citigroup, Inc.	Japanese Yen	1,193,946,118	Sell	05/09/14	11,692,000	11,678,961	13,039
Citigroup, Inc.	New Zealand Dollar	13,496,192	Sell	05/09/14	11,624,000	11,630,612	(6,612)
Citigroup, Inc.	Australian Dollar	669,728	Sell	05/09/14	624,000	621,869	2,131
Citigroup, Inc.	Japanese Yen	321,768,126	Sell	05/09/14	3,159,000	3,147,477	11,523
Citigroup, Inc.	EU Euro	791,025	Sell	05/09/14	1,084,000	1,097,409	(13,409)
Citigroup, Inc.	Japanese Yen	149,823,691	Sell	05/09/14	1,448,000	1,465,548	(17,548)
Citigroup, Inc.	Canadian Dollar	909,516	Sell	05/09/14	824,000	829,668	(5,668)
Citigroup, Inc.	British Pound	3,307,207	Sell	05/09/14	5,479,000	5,583,549	(104,549)
Citigroup, Inc.	Swedish Krona	16,856,814	Sell	05/09/14	2,631,000	2,592,140	38,860
Citigroup, Inc.	British Pound	3,339,029	Sell	05/09/14	5,507,000	5,637,274	(130,274)
Citigroup, Inc.	Swedish Krona	34,862,918	Sell	05/09/14	5,422,000	5,361,011	60,989
Citigroup, Inc.	Japanese Yen	1,052,636,759	Sell	05/09/14	10,394,000	10,296,699	97,301
Citigroup, Inc.	Canadian Dollar	2,942,948	Sell	05/09/14	2,655,000	2,684,581	(29,581)
Citigroup, Inc.	Japanese Yen	1,182,432,304	Sell	05/09/14	11,428,000	11,566,335	(138,335)
Citigroup, Inc.	EU Euro	2,638,386	Sell	05/09/14	3,623,000	3,660,299	(37,299)
Citigroup, Inc.	Japanese Yen	1,150,365,390	Sell	05/09/14	11,337,000	11,252,663	84,337
Citigroup, Inc.	Canadian Dollar	3,790,573	Sell	05/09/14	3,424,000	3,457,791	(33,791)
Citigroup, Inc.	Norwegian Krone	15,741,621	Sell	05/09/14	2,529,000	2,647,427	(118,427)
Citigroup, Inc.	Norwegian Krone	16,019,260	Sell	05/09/14	2,570,000	2,694,120	(124,120)
Citigroup, Inc.	Mexican Peso	32,624,847	Sell	06/06/14	2,463,300	2,486,399	(23,099)
Citigroup, Inc.	British Pound	302,222	Sell	05/09/14	493,000	510,240	(17,240)
Citigroup, Inc.	Philippine Peso	161,614,190	Sell	05/09/14	3,559,000	3,626,973	(67,973)
Citigroup, Inc.	Russian Ruble	103,197,195	Sell	06/06/14	2,773,000	2,863,037	(90,037)
Credit Suisse Group AG	EU Euro	12,977,404	Sell	05/09/14	17,785,000	18,003,876	(218,876)
Credit Suisse Group AG	Australian Dollar	9,418,253	Sell	05/09/14	8,710,000	8,745,230	(35,230)
Credit Suisse Group AG	EU Euro	21,844	Sell	05/09/14	30,138	30,305	(167)
Credit Suisse Group AG	Norwegian Krone	69,370,995	Sell	05/09/14	11,533,000	11,666,817	(133,817)
Credit Suisse Group AG	British Pound	3,157,230	Sell	05/09/14	5,247,000	5,330,343	(83,343)
Credit Suisse Group AG	South African Rand	31,125,755	Sell	06/06/14	2,931,000	2,941,609	(10,609)
Credit Suisse Group AG	Canadian Dollar	3,223,546	Sell	05/09/14	2,889,000	2,940,545	(51,545)
Credit Suisse Group AG	Australian Dollar	5,880,031	Sell	05/09/14	5,362,000	5,459,847	(97,847)
Credit Suisse Group AG	EU Euro	6,807,472	Sell	05/09/14	9,373,712	9,444,176	(70,464)
Credit Suisse Group AG	Canadian Dollar	13,207,051	Sell	05/09/14	11,749,000	12,047,577	(298,577)
Credit Suisse Group AG	Swedish Krona	16,519,174	Sell	05/09/14	2,581,000	2,540,220	40,780
Credit Suisse Group AG	Japanese Yen	589,483,400	Sell	05/09/14	5,701,000	5,766,218	(65,218)
Credit Suisse Group AG	Swiss Franc	4,464,967	Sell	05/09/14	5,016,000	5,073,492	(57,492)
Credit Suisse Group AG	British Pound	6,138,436	Sell	05/09/14	10,234,000	10,363,506	(129,506)
Credit Suisse Group AG	Swedish Krona	9,911,210	Sell	05/09/14	1,516,558	1,524,086	(7,528)
Credit Suisse Group AG	Canadian Dollar	19,925,984	Sell	05/09/14	17,938,053	18,176,642	(238,589)
Deutsche Bank AG	EU Euro	4,148,121	Sell	05/09/14	5,741,000	5,754,792	(13,792)
Deutsche Bank AG	Australian Dollar	9,214	Sell	05/09/14	8,590	8,556	34
Deutsche Bank AG	Swedish Krona	36,537,615	Sell	05/09/14	5,572,000	5,618,536	(46,536)
Deutsche Bank AG	Norwegian Krone	32,020,653	Sell	05/09/14	5,339,000	5,385,235	(46,235)
Deutsche Bank AG	Japanese Yen	641,615,520	Sell	05/09/14	6,216,000	6,276,165	(60,165)
Deutsche Bank AG	British Pound	2,264,925	Sell	05/09/14	3,763,000	3,823,866	(60,866)
Deutsche Bank AG	EU Euro	4,141,978	Sell	05/09/14	5,718,000	5,746,269	(28,269)
Deutsche Bank AG	Norwegian Krone	16,157,645	Sell	05/09/14	2,674,000	2,717,393	(43,393)
Deutsche Bank AG	Swedish Krona	20,161,235	Sell	05/09/14	3,137,000	3,100,274	36,726
Deutsche Bank AG	EU Euro	30,000,000	Sell	05/09/14	41,720,700	41,619,748	100,952
Deutsche Bank AG	Australian Dollar	1,984,320	Sell	05/09/14	1,793,000	1,842,522	(49,522)
Deutsche Bank AG	EU Euro	4,150,522	Sell	05/09/14	5,763,000	5,758,123	4,877
Deutsche Bank AG	EU Euro	14,138,031	Sell	05/09/14	19,593,968	19,614,043	(20,075)
Deutsche Bank AG	Polish Zloty	17,153,600	Sell	06/06/14	5,680,000	5,652,570	27,430
Deutsche Bank AG	Mexican Peso	25,362,045	Sell	06/06/14	1,935,000	1,932,888	2,112
Deutsche Bank AG	British Pound	3,455,777	Sell	05/09/14	5,754,000	5,834,380	(80,380)
Deutsche Bank AG	Australian Dollar	3,173,487	Sell	05/09/14	2,843,000	2,946,711	(103,711)

See Accompanying Notes to Financial Statements

66

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	New Zealand Dollar	3,413,711	Sell	05/09/14	$2,811,000	$2,941,834	$(130,834)
Deutsche Bank AG	EU Euro	3,463,361	Sell	05/09/14	4,750,000	4,804,807	(54,807)
Deutsche Bank AG	Swedish Krona	48,096,300	Sell	05/09/14	7,400,000	7,395,961	4,039
Deutsche Bank AG	New Zealand Dollar	7,317,661	Sell	05/09/14	6,070,000	6,306,140	(236,140)
Deutsche Bank AG	Malaysian Ringgit	9,287,741	Sell	05/09/14	2,803,000	2,843,795	(40,795)
Deutsche Bank AG	Norwegian Krone	15,696,935	Sell	05/09/14	2,561,000	2,639,911	(78,911)
Deutsche Bank AG	EU Euro	8,425,950	Sell	05/09/14	11,501,000	11,689,530	(188,530)
Deutsche Bank AG	EU Euro	8,523,539	Sell	05/09/14	11,569,000	11,824,919	(255,919)
Deutsche Bank AG	Swiss Franc	14,716,488	Sell	05/09/14	16,273,900	16,722,180	(448,280)
Deutsche Bank AG	Mexican Peso	72,681,263	Sell	06/06/14	5,456,346	5,539,172	(82,826)
Deutsche Bank AG	Brazilian Real	5,230,879	Sell	06/06/14	2,188,194	2,319,926	(131,732)
Deutsche Bank AG	Hungarian Forint	38,820,814	Sell	06/06/14	171,584	175,236	(3,652)
Goldman Sachs & Co.	Canadian Dollar	12,385,945	Sell	05/09/14	11,348,000	11,298,558	49,442
Goldman Sachs & Co.	Canadian Dollar	12,725,621	Sell	05/09/14	11,551,000	11,608,413	(57,413)
Goldman Sachs & Co.	Australian Dollar	9,539,208	Sell	05/09/14	8,614,000	8,857,542	(243,542)
Goldman Sachs & Co.	Australian Dollar	9,821,613	Sell	05/09/14	8,839,000	9,119,767	(280,767)
Goldman Sachs & Co.	New Zealand Dollar	27,020,437	Sell	05/09/14	22,386,000	23,285,400	(899,400)
Goldman Sachs & Co.	Canadian Dollar	12,479,341	Sell	05/09/14	11,316,000	11,383,755	(67,755)
Goldman Sachs & Co.	Australian Dollar	13,836,097	Sell	05/09/14	12,318,000	12,847,378	(529,378)
HSBC	Australian Dollar	12,552,063	Sell	05/09/14	11,684,000	11,655,100	28,900
HSBC	Canadian Dollar	7,368,291	Sell	05/09/14	6,660,000	6,721,414	(61,414)
HSBC	Colombian Peso	9,727,740,000	Sell	06/06/14	4,913,000	5,005,837	(92,837)
HSBC	South Korean Won	1,677,681,600	Sell	05/09/14	1,568,000	1,623,414	(55,414)
HSBC	Malaysian Ringgit	2,195,694	Sell	05/09/14	657,000	672,295	(15,295)
HSBC	Colombian Peso	8,293,262,800	Sell	06/06/14	4,024,000	4,267,663	(243,663)
HSBC	Indian Rupee	105,353,717	Sell	05/09/14	1,647,439	1,745,110	(97,671)
HSBC	Colombian Peso	2,256,537	Sell	06/06/14	1,097	1,162	(65)
JPMorgan Chase & Co.	EU Euro	3,901,006	Sell	05/09/14	5,390,000	5,411,962	(21,962)
JPMorgan Chase & Co.	Australian Dollar	3,490,954	Sell	05/09/14	3,275,000	3,241,492	33,508
JPMorgan Chase & Co.	Japanese Yen	269,619,662	Sell	05/09/14	2,645,000	2,637,370	7,630
JPMorgan Chase & Co.	Australian Dollar	19,257,875	Sell	05/09/14	17,926,000	17,881,719	44,281
JPMorgan Chase & Co.	EU Euro	7,000,000	Sell	05/09/14	9,655,415	9,711,275	(55,860)
JPMorgan Chase & Co.	EU Euro	9,423,638	Sell	05/09/14	12,967,124	13,073,648	(106,524)
JPMorgan Chase & Co.	Canadian Dollar	3,122,845	Sell	05/09/14	2,776,000	2,848,684	(72,684)
JPMorgan Chase & Co.	Australian Dollar	2,838,175	Sell	05/09/14	2,566,000	2,635,361	(69,361)
JPMorgan Chase & Co.	Japanese Yen	79,269,790	Sell	05/09/14	775,000	775,402	(402)
JPMorgan Chase & Co.	New Zealand Dollar	2,944,040	Sell	05/09/14	2,428,000	2,537,085	(109,085)
JPMorgan Chase & Co.	Canadian Dollar	2,024,251	Sell	05/09/14	1,835,000	1,846,538	(11,538)
JPMorgan Chase & Co.	New Zealand Dollar	3,169,786	Sell	06/06/14	2,651,000	2,724,977	(73,977)
JPMorgan Chase & Co.	Australian Dollar	3,198,625	Sell	05/09/14	2,885,000	2,970,053	(85,053)
UBS AG	New Zealand Dollar	2,938,919	Sell	05/09/14	2,516,000	2,532,672	(16,672)
UBS AG	New Zealand Dollar	2,978,970	Sell	05/09/14	2,555,000	2,567,187	(12,187)
UBS AG	British Pound	1,714,165	Sell	05/09/14	2,867,000	2,894,021	(27,021)
UBS AG	Australian Dollar	5,964,529	Sell	05/09/14	5,515,000	5,538,307	(23,307)
UBS AG	British Pound	2,954,401	Sell	05/09/14	4,895,000	4,987,909	(92,909)
UBS AG	Canadian Dollar	2,945,239	Sell	05/09/14	2,655,000	2,686,671	(31,671)
UBS AG	Australian Dollar	2,347,370	Sell	05/09/14	2,092,000	2,179,629	(87,629)
UBS AG	Swedish Krona	13,262,105	Sell	05/09/14	2,054,000	2,039,367	14,633
UBS AG	Norwegian Krone	32,886,094	Sell	05/09/14	5,354,000	5,530,785	(176,785)
UBS AG	Swiss Franc	3,698,490	Sell	05/09/14	4,111,000	4,202,552	(91,552)
UBS AG	Swiss Franc	2,619,386	Sell	05/09/14	2,902,000	2,976,379	(74,379)
UBS AG	Norwegian Krone	5,620,898	Sell	05/09/14	890,000	945,323	(55,323)
UBS AG	Swiss Franc	816,858	Sell	05/09/14	904,000	928,187	(24,187)
UBS AG	Mexican Peso	26,354,770	Sell	06/06/14	1,973,000	2,008,545	(35,545)
							$(11,439,258)

See Accompanying Notes to Financial Statements

67

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Voya Global Bond Fund Open Futures Contracts on April 30, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	7	06/16/14	$760,138	$(23)
Australia 3-Year Bond	30	06/16/17	3,030,172	7,074
Canada 10-Year Bond	79	06/19/14	9,439,204	91,971
Euro-Bobl 5-Year	24	06/06/14	4,187,680	(2,698)
Euro-BUXL 30-Year Bond	68	06/06/14	12,392,453	157,000
Euro-Schatz	261	06/06/14	39,997,309	(15,081)
Long Gilt	88	06/12/14	16,392,652	207,657
Short Gilt	84	06/26/14	14,695,887	(873)
U.S. Treasury 5-Year Note	617	06/30/14	73,702,581	248,365
U.S. Treasury Long Bond	215	06/19/14	29,011,562	403,525
			$203,609,638	$1,096,917
Short Contracts
Euro-Bund	(203)	06/06/14	(40,707,020)	(324,310)
U.S. Treasury 10-Year Note	(921)	06/30/14	(114,592,551)	(835,229)
U.S. Treasury 2-Year Note	(154)	06/30/14	(33,860,750)	(10,888)
U.S. Treasury Ultra Long Bond	(400)	06/19/14	(58,912,500)	(1,539,381)
			$(248,072,821)	$(2,709,808)

Voya Global Bond Fund Centrally Cleared Interest Rate Swap Agreements Outstanding on April 30, 2014:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.085% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	04/28/16	GBP 42,580,000	$(9,941)	$(9,875)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.025%	04/28/19	GBP 35,130,000	22,651	22,421
Receive a fixed rate equal to 2.733% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	04/28/24	GBP 9,329,000	(11,947)	(11,795)
Receive a fixed rate equal to 3.790% and pay a floating rate based on 3-month NZD-BBR-FRA	06/12/15	NZD 163,460,000	68,433	68,423
Receive a floating rate based on the 3-month NZD-BBR-FRA and pay a fixed rate equal to 5.085%	02/25/24	NZD 11,180,000	(145,170)	(143,419)
Receive a fixed rate equal to 2.570% and pay a floating rate based on the 3-month SEK-STIBOR	02/25/24	SEK 60,584,000	222,180	221,474
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.842%	09/16/18	USD 60,100,000	(758,355)	(758,355)
			$(612,149)	$(611,126)

Voya Global Bond Fund Written OTC Options on April 30, 2014:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
34,284,000	Deutsche Bank AG	Put USD vs. Call EUR	1.380 USD	07/31/14	$412,208	$(501,642)
			Total Written OTC Options		$412,208	$(501,642)

Voya Global Bond Fund Written Swaptions Open on April 30, 2014:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call OTC Swaption	Goldman Sachs & Co.	3-month USD- LIBOR-BBA	Receive	1.700%	06/23/14	USD 232,324,000	$409,471	$(469,587)
					Total Written Swaptions		$409,471	$(469,587)

See Accompanying Notes to Financial Statements

68

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$792,334
Interest rate contracts	Investments in securities at value*	1,164,704
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	17,867,945
Interest rate contracts	Net Assets — Unrealized appreciation**	1,115,592
Interest rate contracts	Net Assets — Unrealized appreciation***	312,318
Total Asset Derivatives		$21,252,893
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,367,084
Interest rate contracts	Net Assets — Unrealized depreciation**	2,728,483
Interest rate contracts	Net Assets — Unrealized depreciation***	923,444
Foreign exchange contracts	Written options, at fair value	501,642
Interest rate contracts	Written options, at fair value	469,587
Total Liability Derivatives		$18,990,240

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$122,426	$—	$122,426
Foreign exchange contracts	(1,383,403)	2,489,777	—	217,945	494,491	1,818,810
Interest rate contracts	(878,666)	—	1,766,454	580,121	157,477	1,625,386
Total	$(2,262,069)	$2,489,777	$1,766,454	$920,492	$651,968	$3,566,622

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(48,222)	$—	$(48,222)
Foreign exchange contracts	534,558	(1,429,384)	—	—	(263,811)	(1,158,637)
Interest rate contracts	226,696	—	(1,823,770)	654,016	(60,116)	(1,003,174)
Total	$761,254	$(1,429,384)	$(1,823,770)	$605,794	$(323,927)	$(2,210,033)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

69

VOYA GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2014:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	UBS AG	Totals
Assets:
Purchased options	$567,219	$4,312	$2,367	$102,571	$1,164,704	$69,768	$46,097	$—	$1,957,038
Forward foreign currency contracts	3,376,946	1,441,633	3,169,424	7,128,586	841,821	116,737	1,368,338	424,460	17,867,945
Total Assets	$3,944,165	$1,445,945	$3,171,791	$7,231,157	$2,006,525	$186,505	$1,414,435	$424,460	$19,824,983
Liabilities:
Forward foreign currency contracts	$3,895,978	$1,558,455	$2,104,388	$2,606,266	$2,078,255	$589,201	$702,208	$832,333	$14,367,084
Written options	—	—	—	501,642	469,587	—	—	—	971,229
Total Liabilities	$3,895,978	$1,558,455	$2,104,388	$3,107,908	$2,547,842	$589,201	$702,208	$832,333	$15,338,313

Net OTC derivative instruments by counterparty, at fair value	$48,187	$(112,510)	$1,067,403	$4,123,249	$(541,317)	$(402,696)	$712,227	$(407,873)	$4,486,670

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$(4,050,000)	$—	$620,000	$(600,000)	$—	$(4,030,000)
Net Exposure(1)	$48,187	$(112,510)	$1,067,403	$73,249	$(541,317)	$217,304	$112,227	$(407,873)	$456,670

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

70

VOYA GLOBAL PERSPECTIVES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 99.5%
		Affiliated Investment Companies: 99.5%
97,917		Voya Core Equity Research Fund — Class R6	$1,718,445	9.9
154,323		Voya Global Bond Fund — Class R6	1,717,610	9.9
88,936		Voya Global Real Estate Fund — Class I	1,720,905	10.0
197,980		Voya GNMA Income Fund — Class I	1,718,467	9.9
203,286		Voya High Yield Bond Fund — Class I	1,723,866	10.0
172,749		Voya Intermediate Bond Fund — Class R6	1,722,308	10.0
152,679		Voya International Core Fund — Class I	1,720,697	9.9
67,811	@	Voya MidCap Opportunities Fund — Class R6	1,724,435	10.0
153,079		Voya Multi-Manager Emerging Markets Equity Fund — Class I	1,711,425	9.9
96,578	@	Voya Small Company Fund — Class R6	1,722,951	10.0

		Total Mutual Funds
		(Cost $16,922,887)	17,201,109	99.5
		Assets in Excess of Other Liabilities	88,270	0.5
		Net Assets	$17,289,379	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,930,686.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$334,616
Gross Unrealized Depreciation	(64,193)
Net Unrealized Appreciation	$270,423

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Mutual Funds	$17,201,109	$—	$—	$17,201,109
Total Investments, at fair value	$17,201,109	$—	$—	$17,201,109

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Core Equity Research Fund — Class R6	$882,503	$850,607	$(66,556)	$51,891	$1,718,445	$6,132	$9,442	$—
Voya Multi-Manager Emerging Markets Equity Fund — Class I	876,744	945,431	(76,383)	(34,367)	1,711,425	10,926	(3,260)	—
Voya Global Bond Fund — Class R6	873,730	880,666	(68,878)	32,092	1,717,610	12,893	(1,042)	—
Voya Global Real Estate Fund — Class I	870,647	883,447	(91,094)	57,905	1,720,905	13,100	(1,165)	—
Voya GNMA Income Fund — Class I	867,927	910,047	(63,095)	3,588	1,718,467	20,701	(1,648)	—

See Accompanying Notes to Financial Statements

71

VOYA GLOBAL PERSPECTIVES FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund — Class I	$877,837	$879,627	$(54,738)	$21,140	$1,723,866	$34,011	$(162)	$—
Voya Intermediate Bond Fund — Class R6	873,268	893,299	(62,826)	18,567	1,722,308	19,152	(1,549)	—
Voya International Core Fund — Class I	869,216	894,414	(70,088)	27,155	1,720,697	22,485	5,175	2,446
Voya MidCap Opportunities Fund — Class R6	876,069	975,342	(49,556)	(77,420)	1,724,435	—	2,618	81,764
Voya Small Company Fund — Class R6	875,541	977,108	(69,931)	(59,767)	1,722,951	—	5,693	85,374
	$8,743,482	$9,089,988	$(673,145)	$40,784	$17,201,109	$139,400	$14,102	$169,584

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

72

VOYA INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%

		Australia: 2.0%
95,385		Macquarie Group Ltd.	$5,138,934	1.3
262,441		Other Securities	3,000,354	0.7
			8,139,288	2.0

		Belgium: 0.8%
53,274		Other Securities	3,250,929	0.8

		China: 0.5%
12,100,000	@, X	China Hongxing Sports Ltd.	69,369	0.0
2,099,500		Other Securities	1,742,264	0.5
			1,811,633	0.5

		Denmark: 2.8%
1,765		AP Moller — Maersk A/S — Class B	4,213,513	1.1
237,632		Danske Bank A/S	6,723,380	1.7
			10,936,893	2.8

		Finland: 1.0%
174,400		Fortum OYJ	3,940,056	1.0

		France: 16.4%
103,558		Alstom	4,279,426	1.1
36,126		Arkema	4,034,987	1.0
46,211	@	Casino Guichard Perrachon S.A.	5,888,349	1.5
247,781	@	Credit Agricole S.A.	3,909,595	1.0
420,658		France Telecom SA	6,815,191	1.7
661,710		Natixis	4,697,246	1.2
21,658		Kering	4,790,126	1.2
59,527		Renault S.A.	5,819,938	1.5
61,249		Sanofi	6,609,973	1.6
62,860	@	Societe Generale	3,914,741	1.0
231,299		Suez Environnement S.A.	4,544,910	1.1
139,275		Total S.A.	9,964,302	2.5
			65,268,784	16.4

		Germany: 6.3%
52,526	@	Bayer AG	7,303,296	1.8
32,917	@	Bayerische Motoren Werke AG	4,137,824	1.1
106,814	@	Deutsche Post AG	4,030,405	1.0
51,069	@	Siemens AG	6,737,029	1.7
150,646		Other Securities	2,686,192	0.7
			24,894,746	6.3

		Hong Kong: 3.0%
6,582,000	@, X	Chaoda Modern Agriculture Holdings Ltd.	526,560	0.1
8,240,000		PCCW Ltd.	4,400,080	1.1
733,000		Wharf Holdings Ltd.	5,145,743	1.3
642,000		Other Securities	1,988,939	0.5
			12,061,322	3.0

		Italy: 4.5%
943,971		Enel S.p.A.	5,346,581	1.4
2,022,364		Intesa Sanpaolo S.p.A.	6,920,581	1.7
608,471		UniCredit SpA	5,451,677	1.4
			17,718,839	4.5

		Japan: 17.4%
389,000		Ajinomoto Co., Inc.	5,725,244	1.4
848,888		Hitachi Ltd.	6,051,673	1.5
169,300		Japan Tobacco, Inc.	5,564,650	1.4
257,600		JSR Corp.	4,221,252	1.1
198,800		Komatsu Ltd.	4,376,838	1.1
251,700		Mitsubishi Corp.	4,507,270	1.1
2,341,200		Mizuho Financial Group, Inc.	4,585,493	1.1
247,600		NTT DoCoMo, Inc.	3,949,355	1.0
121,800		Toyota Motor Corp.	6,580,630	1.7
1,529,300		Other Securities	23,793,842	6.0
			69,356,247	17.4

		Netherlands: 8.7%
79,575	@	Koninklijke DSM NV	5,714,099	1.4
146,411	@	Koninklijke Philips NV	4,687,074	1.2
194,123		Reed Elsevier NV	3,962,212	1.0
347,025		Royal Dutch Shell PLC — Class A	13,719,289	3.5
242,225		Other Securities(a)	6,546,223	1.6
			34,628,897	8.7

		New Zealand: 1.2%
2,075,496		Telecom Corp. of New Zealand Ltd.	4,958,277	1.2

		Norway: 2.0%
258,775		Statoil ASA	7,888,863	2.0

		Spain: 3.2%
824,732		CaixaBank SA	5,026,514	1.3
148,300		Gas Natural SDG S.A.	4,252,504	1.1
447,467		Other Securities	3,297,346	0.8
			12,576,364	3.2

		Sweden: 1.1%
369,241		Telefonaktiebolaget LM Ericsson	4,452,477	1.1

		Switzerland: 9.2%
41,404		Cie Financiere Richemont SA	4,212,444	1.1
70,237		Nestle S.A.	5,428,217	1.4
130,095		Novartis AG	11,309,494	2.8
36,519		Roche Holding AG — Genusschein	10,712,713	2.7
20,322		Swiss Life Holding	5,006,848	1.2
			36,669,716	9.2

See Accompanying Notes to Financial Statements

73

VOYA INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 17.2%
207,869	@	Admiral Group PLC	$4,908,915	1.2
1,400,377		Barclays PLC	5,979,646	1.5
204,325	@	BHP Billiton PLC	6,633,249	1.7
136,962		British American Tobacco PLC	7,908,825	2.0
367,740		CNH Industrial NV	4,295,630	1.1
681,992		Kingfisher PLC	4,826,013	1.2
1,294,822	@	Legal & General Group PLC	4,635,106	1.2
170,000	@	Prudential PLC	3,908,132	1.0
575,625	@	Rexam PLC	4,825,971	1.2
1,079,460		Vodafone Group PLC	4,098,268	1.0
1,248,490		Other Securities	16,607,658	4.1
			68,627,413	17.2

		Total Common Stock
		(Cost $319,222,362)	387,180,744	97.3

PREFERRED STOCK: 1.4%
		Brazil: 1.4%
644,086		Other Securities	5,706,081	1.4

		Total Preferred Stock
		(Cost $5,138,547)	5,706,081	1.4

RIGHTS: 0.0%
		Australia: 0.0%
30,281		Other Securities	42,784	0.0

		Total Rights
		(Cost $—)	42,784	0.0

		Total Long-Term Investments
		(Cost $324,360,909)	392,929,609	98.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 0.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 05/15/14–09/01/49)	1,000,000	0.2
1,000,000	Morgan Stanley, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government Agency Obligations, 1.357%–8.500%, Market Value plus accrued interest $1,020,000, due 05/01/17–12/01/44)	$1,000,000	0.3
124,912	Nomura Securities, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $124,912, collateralized by various U.S. Government Securities, 0.125%–6.125%, Market Value plus accrued interest $127,410, due 07/15/14–02/15/44)	124,912	0.0
		2,124,912	0.5

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.6%
2,245,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,245,000)	2,245,000	0.6

	Total Short-Term Investments
	(Cost $4,369,912)	4,369,912	1.1

	Total Investments in Securities (Cost $328,730,821)	$397,299,521	99.8
	Assets in Excess of Other Liabilities	620,181	0.2
	Net Assets	$397,919,702	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

74

VOYA INTERNATIONAL VALUE EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $330,411,129.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$77,946,348
Gross Unrealized Depreciation	(11,057,956)
Net Unrealized Appreciation	$66,888,392

Sector Diversification	Percentage of Net Assets
Financials	25.2%
Consumer Discretionary	11.6
Industrials	10.7
Health Care	10.2
Consumer Staples	9.5
Materials	8.6
Energy	8.0
Telecommunication Services	6.0
Utilities	5.4
Information Technology	3.5
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,139,288	$—	$8,139,288
Belgium	—	3,250,929	—	3,250,929
China	—	1,742,264	69,369	1,811,633
Denmark	—	10,936,893	—	10,936,893
Finland	—	3,940,056	—	3,940,056
France	—	65,268,784	—	65,268,784
Germany	—	24,894,746	—	24,894,746
Hong Kong	4,400,080	7,134,682	526,560	12,061,322
Italy	—	17,718,839	—	17,718,839
Japan	—	69,356,247	—	69,356,247
Netherlands	3,128,125	31,500,772	—	34,628,897
New Zealand	—	4,958,277	—	4,958,277
Norway	—	7,888,863	—	7,888,863
Spain	—	12,576,364	—	12,576,364
Sweden	—	4,452,477	—	4,452,477
Switzerland	—	36,669,716	—	36,669,716
United Kingdom	—	68,627,413	—	68,627,413
Total Common Stock	7,528,205	379,056,610	595,929	387,180,744
Preferred Stock	5,706,081	—	—	5,706,081
Rights	—	42,784	—	42,784
Short-Term Investments	2,245,000	2,124,912	—	4,369,912
Total Investments, at fair value	$15,479,286	$381,224,306	$595,929	$397,299,521

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $4,656,387 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

75

VOYA MULTI-MANAGER INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%

		Australia: 3.3%
38,617		Domino’s Pizza Enterprises Ltd.	$712,324	0.3
356,109		SAI Global Ltd.	1,414,936	0.5
4,192,214		Other Securities	6,685,829	2.5
			8,813,089	3.3

		Austria: 0.9%
13,047		Schoeller-Bleckmann Oilfield Equipment AG	1,658,518	0.6
40,967		Other Securities	794,603	0.3
			2,453,121	0.9

		Belgium: 2.5%
13,709		Cie d’Entreprises CFE	1,510,501	0.6
29,813		D’ieteren SA	1,379,242	0.5
240,771		Other Securities	3,744,953	1.4
			6,634,696	2.5

		Brazil: 0.6%
385,073		Other Securities	1,710,157	0.6

		Canada: 7.1%
50,262		Gluskin Sheff + Associates, Inc.	1,510,542	0.6
1,819,450		Other Securities	17,678,528	6.5
			19,189,070	7.1

		China: 0.7%
88,000	@, X	RREEF China Commercial Trust	—	—
1,898,724		Other Securities	1,911,014	0.7
			1,911,014	0.7

		Denmark: 1.8%
44,662		DSV A/S	1,491,675	0.5
53,665		H Lundbeck A/S	1,564,064	0.6
49,829	@	Matas A/S	1,366,647	0.5
78,218		Other Securities	459,238	0.2
			4,881,624	1.8

		Finland: 0.6%
110,109		Other Securities	1,609,805	0.6

		France: 5.0%
18,096		Imerys SA	1,589,137	0.6
45,238		Teleperformance	2,594,502	0.9
126,063	@	UbiSoft Entertainment	2,352,548	0.9
279,121		Other Securities	6,993,233	2.6
			13,529,420	5.0

		Germany: 8.2%
107,186	@	Deutsche Lufthansa AG	2,691,739	1.0
16,284		Draegerwerk AG & Co. KGaA	1,927,161	0.7
16,162		Grenkeleasing AG	1,693,340	0.6
33,173		Jungheinrich AG	2,469,349	0.9
19,647		Rheinmetall AG	1,308,875	0.5
589,473		Other Securities(a)	11,966,002	4.5
			22,056,466	8.2

		Guernsey: 0.0%
6,205		Other Securities	64,027	0.0

		Hong Kong: 1.3%
5,605,840	@, X	China Billion Resources Ltd.	723	0.0
20,127,041		Other Securities	3,427,012	1.3
			3,427,735	1.3

		India: 1.3%
1,793,089		Other Securities	3,384,273	1.3

		Indonesia: 0.5%
11,084,662		Other Securities	1,319,959	0.5

		Ireland: 0.5%
315,158		Other Securities	1,384,750	0.5

		Israel: 0.0%
145,604		Other Securities	87,281	0.0

		Italy: 3.8%
1,606,048		Beni Stabili S.p.A.	1,435,699	0.5
661,411		Other Securities(a)	8,776,480	3.3
			10,212,179	3.8

		Japan: 25.9%
1,317		GLP J-Reit	1,299,894	0.5
42,000		Hoshizaki Electric Co., Ltd.	1,699,464	0.6
1,254,000		Kanematsu Corp.	1,929,758	0.7
42,400		Message Co., Ltd.	1,360,771	0.5
349,300		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,723,387	0.6
75,800		SCSK Corp.	2,005,033	0.7
45,400		Yamato Kogyo Co., Ltd.	1,309,255	0.5
98,200		Yokogawa Electric Corp.	1,342,567	0.5
982,000		Yuasa Trading Co., Ltd.	1,868,464	0.7
66,100		Zenkoku Hosho Co. Ltd.	1,480,498	0.6
27,800		Zuiko Corp.	1,547,933	0.6
6,832,405		Other Securities(a)	52,219,260	19.4
			69,786,284	25.9

		Liechtenstein: 0.0%
1,555		Other Securities	119,496	0.0

		Luxembourg: 0.9%
85,051	#	O’Key Group SA GDR	750,843	0.3
71,057	@	Reinet Investments SCA	1,607,852	0.6
5,040		Other Securities	131,134	0.0
			2,489,829	0.9

		Malaysia: 0.4%
1,327,695		Other Securities	930,214	0.4

See Accompanying Notes to Financial Statements

76

VOYA MULTI-MANAGER INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Mexico: 0.8%
2,482,405		Other Securities(a)	$2,064,358	0.8

		Netherlands: 0.8%
478,561	@, L, X	SNS Reaal NV	—	—
75,891		USG People NV	1,313,025	0.5
79,226		Other Securities	851,083	0.3
			2,164,108	0.8

		New Zealand: 0.0%
10,722		Other Securities	32,401	0.0

		Norway: 1.6%
94,473		Kongsberg Gruppen AS	2,217,079	0.8
488,510		Other Securities	2,195,749	0.8
			4,412,828	1.6

		Pakistan: 0.0%
70,568		Other Securities	20,316	0.0

		Philippines: 0.0%
377,600		Other Securities	38,634	0.0

		Poland: 0.2%
178,921		Other Securities	544,179	0.2

		Portugal: 0.2%
97,840		Other Securities	592,706	0.2

		Russia: 0.0%
28,845		Other Securities	31,656	0.0

		Singapore: 0.6%
2,432,590		Other Securities	1,574,941	0.6

		South Africa: 0.4%
279,819		Other Securities	1,129,392	0.4

		South Korea: 2.1%
265,048		Other Securities	5,566,484	2.1

		Spain: 0.1%
23,512		Other Securities	163,338	0.1

		Sweden: 1.7%
415,710		Other Securities	4,481,753	1.7

		Switzerland: 4.0%
8,266	@	Dufry Group	1,367,996	0.5
1,549		Forbo Holding AG	1,602,505	0.6
65,337		Gategroup Holding AG	2,035,829	0.7
10,534		Tecan Group AG	1,317,447	0.5
99,905		Other Securities(a)	4,476,978	1.7
			10,800,755	4.0

		Taiwan: 1.5%
4,876,070		Other Securities	3,999,231	1.5

		Thailand: 0.6%
1,274,500		Thanachart Capital PCL	1,372,209	0.5
102,800		Other Securities	136,531	0.1
			1,508,740	0.6

		Turkey: 0.0%
39,790		Other Securities	90,393	0.0

		United Arab Emirates: 0.0%
13,535		Other Securities	35,078	0.0

		United Kingdom: 17.1%
610,192		Booker Group PLC	1,517,895	0.6
331,456		Direct Line Insurance Group PLC	1,402,243	0.5
95,568		Domino’s Pizza Group PLC	830,376	0.3
734,199	@	EnQuest PLC	1,704,054	0.6
862,491		Hansteen Holdings PLC	1,498,452	0.5
663,869		Hays PLC	1,693,654	0.6
513,154		Home Retail Group	1,773,098	0.7
234,221		Interserve PLC	2,624,931	1.0
60,008		James Fisher & Sons PLC	1,308,002	0.5
96,359		Keller Group PLC	1,625,673	0.6
46,993		Kier Group PLC	1,319,466	0.5
237,523		Mears Group PLC	2,013,172	0.7
127,091		Mondi PLC	2,112,739	0.8
168,788		Savills PLC	1,709,880	0.6
310,818		Tyman PLC	1,500,877	0.6
5,478,039		Other Securities	21,525,127	8.0
			46,159,639	17.1

		United States: 0.3%
87,924		Other Securities (a)	837,612	0.3

		Total Common Stock
		(Cost $225,416,250)	262,243,031	97.3

RIGHTS: 0.0%
		Portugal: 0.0%
91,746		Other Securities	72,408	0.0

		Total Rights
		(Cost $64,100)	72,408	0.0

ASSET MANAGEMENT: 0.0%
		Singapore: 0.0%
504,000		Other Securities	57,488	0.0

		Total Asset Management
		(Cost $69,585)	57,488	0.0

		Total Long-Term Investments
		(Cost $225,549,935)	262,372,927	97.3

See Accompanying Notes to Financial Statements

77

VOYA MULTI-MANAGER INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%

	Securities Lending Collateralcc(1): 0.7%
870,507	Barclays Bank PLC, Repurchase Agreement dated 04/30/14, 0.04%, due 05/01/14 (Repurchase Amount $870,508, collateralized by various U.S. Government Securities, 0.000%–3.625%, Market Value plus accrued interest $887,917, due 09/15/15–02/15/44)	$870,507	0.3
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 05/15/14–09/01/49)	1,000,000	0.4
		1,870,507	0.7

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.9%
2,398,302	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,398,302)	2,398,302	0.9

	Total Short-Term Investments
	(Cost $4,268,809)	4,268,809	1.6

	Total Investments in Securities (Cost $229,818,744)	$266,641,736	98.9
	Assets in Excess of Other Liabilities	2,939,280	1.1
	Net Assets	$269,581,016	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2014.

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $230,657,054.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,162,019
Gross Unrealized Depreciation	(16,177,337)
Net Unrealized Appreciation	$35,984,682

Sector Diversification	Percentage of Net Assets
Industrials	28.5%
Financials	16.7
Consumer Discretionary	15.2
Information Technology	10.7
Materials	9.6
Health Care	6.5
Energy	6.2
Consumer Staples	3.1
Utilities	0.5
Telecommunication Services	0.3
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$606,329	$8,206,760	$—	$8,813,089
Austria	—	2,453,121	—	2,453,121
Belgium	3,520,926	3,113,770	—	6,634,696
Brazil	1,710,157	—	—	1,710,157
Canada	19,189,070	—	—	19,189,070

See Accompanying Notes to Financial Statements

78

VOYA MULTI-MANAGER INTERNATIONAL SMALL CAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
China	$1,597,480	$313,534	$—	$1,911,014
Denmark	132,527	4,749,097	—	4,881,624
Finland	1,094,752	515,053	—	1,609,805
France	1,024,278	12,505,142	—	13,529,420
Germany	2,505,319	19,551,147	—	22,056,466
Guernsey	—	64,027	—	64,027
Hong Kong	213,963	3,213,049	723	3,427,735
India	933,471	2,450,802	—	3,384,273
Indonesia	23,771	1,296,188	—	1,319,959
Ireland	547,985	836,765	—	1,384,750
Israel	—	87,281	—	87,281
Italy	3,455,326	6,756,853	—	10,212,179
Japan	923,563	68,862,721	—	69,786,284
Liechtenstein	119,496	—	—	119,496
Luxembourg	1,607,852	881,977	—	2,489,829
Malaysia	14,209	916,005	—	930,214
Mexico	2,064,358	—	—	2,064,358
Netherlands	58,814	2,105,294	—	2,164,108
New Zealand	—	32,401	—	32,401
Norway	2,240,473	2,172,355	—	4,412,828
Pakistan	20,316	—	—	20,316
Philippines	—	38,634	—	38,634
Poland	230,869	313,310	—	544,179
Portugal	—	592,706	—	592,706
Russia	31,656	—	—	31,656
Singapore	42,987	1,531,954	—	1,574,941
South Africa	99,523	1,029,869	—	1,129,392
South Korea	360,910	5,205,574	—	5,566,484
Spain	—	163,338	—	163,338
Sweden	1,349,964	3,131,789	—	4,481,753
Switzerland	2,238,995	8,561,760	—	10,800,755
Taiwan	1,002,282	2,996,949	—	3,999,231
Thailand	—	1,508,740	—	1,508,740
Turkey	—	90,393	—	90,393
United Arab Emirates	35,078	—	—	35,078
United Kingdom	11,437,261	34,722,378	—	46,159,639
United States	837,612	—	—	837,612
Total Common Stock	61,271,572	200,970,736	723	262,243,031
Rights	—	72,408	—	72,408
Short-Term Investments	2,398,302	1,870,507	—	4,268,809
Asset Management	57,488	—	—	57,488
Total Investments, at fair value	$63,727,362	$202,913,651	$723	$266,641,736

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $4,656,387 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

79

VOYA RUSSIA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 90.1%

		Consumer Staples: 11.6%
54,000		Magnit OAO	$10,724,843	8.8
71,000		Magnit OJSC GDR	3,359,903	2.8
			14,084,746	11.6

		Energy: 44.2%
1,500		AK Transneft OAO	3,327,698	2.7
35,000	@	Bashneft OAO	2,082,611	1.7
80,000		Eurasia Drilling Co. Ltd. GDR	1,972,000	1.6
300,000	@	Gazprom Neft JSC	1,167,179	1.0
100,000		Gazprom OAO	361,024	0.3
750,000		Gazprom OAO ADR	5,409,000	4.4
310,000		Lukoil OAO ADR	16,411,232	13.5
45,000	@	NovaTek OAO GDR	4,652,597	3.8
55,000		Gazprom Neft JSC ADR	1,094,595	0.9
200,000		Rosneft Oil Co. GDR	1,257,420	1.0
15,000,000		Surgutneftegas OJSC	10,477,642	8.6
1,000,000		Tatneft-Rfd 3 series	3,423,003	2.8
65,000		Tatneft-sponsored ADR	2,235,775	1.9
			53,871,776	44.2

		Financials: 13.0%
200,000	L	Halyk Savings Bank of Kazakhstan JSC GDR	1,800,000	1.5
600,000	@	LSR Group GDR	1,802,763	1.5
3,200,000		Moscow Exchange MICEX-RTS OAO	4,745,854	3.9
350,000	@	Sberbank	714,237	0.6
800,000	@	Sberbank of Russia ADR	6,705,600	5.5
			15,768,454	13.0

		Health Care: 0.6%
125,000		MD Medical Group Investments PLC GDR	770,625	0.6

		Information Technology: 3.8%
30,000		EPAM Systems, Inc.	933,900	0.8
30,000	@	Luxoft Holding, Inc.	809,700	0.6
58,000	@	Mail.ru Group Ltd. GDR	1,579,725	1.3
50,000	@	Yandex NV	1,325,000	1.1
			4,648,325	3.8

		Materials: 7.5%
2,550,000		Alrosa AO	2,635,086	2.2
312,000		MMC Norilsk Nickel ADR	5,640,701	4.6
75,000	@	Phosagro OAO GDR	874,085	0.7
			9,149,872	7.5

		Telecommunication Services: 9.4%
105,000	@	KCell JSC GDR	1,585,500	1.3
223,000		MegaFon OAO GDR	5,815,477	4.8
170,000		Sistema JSFC GDR	4,057,746	3.3
			11,458,723	9.4

		Total Common Stock
		(Cost $90,886,212)	109,752,521	90.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.1%
	Securities Lending Collateralcc(1): 0.1%
98,476	Nomura Securities, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $98,476, collateralized by various U.S. Government Securities, 0.125%–6.125%, Market Value plus accrued interest $100,446, due 07/15/14–02/15/44)
	(Cost $98,476)	98,476	0.1

	Total Short-Term Investments
	(Cost $98,476)	98,476	0.1

	Total Investments in Securities (Cost $90,984,688)	$109,850,997	90.2
	Assets in Excess of Other Liabilities	11,898,060	9.8
	Net Assets	$121,749,057	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $95,157,083.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$25,189,360
Gross Unrealized Depreciation	(10,495,446)
Net Unrealized Appreciation	$14,693,914

See Accompanying Notes to Financial Statements

80

VOYA RUSSIA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$14,084,746	$—	$14,084,746
Energy	7,381,000	46,490,776	—	53,871,776
Financials	8,505,600	7,262,854	—	15,768,454
Health Care	770,625	—	—	770,625
Information Technology	3,068,600	1,579,725	—	4,648,325
Materials	—	9,149,872	—	9,149,872
Telecommunication Services	1,585,500	9,873,223	—	11,458,723
Total Common Stock	21,311,325	88,441,196	—	109,752,521
Short-Term Investments	—	98,476	—	98,476
Total Investments, at fair value	$21,311,325	$88,539,672	$—	$109,850,997

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $2,766,000 and $1,999,313 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

81

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the Voya Russia Fund was held November 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

8	To approve a manager-of-managers policy with respect to Voya Russia Fund to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Russia Fund	8*	3,577,277.184	535,702.168	184,471.082	1,149,289.432	5,446,739.866
	9*	3,566,147.312	548,223.445	183,079.677	1,149,289.432	5,446,739.866

*	Proposals passed

82

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Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-UINTDIF (0414-062014)

Semi-Annual Report

April 30, 2014

Classes A, B, C, I, O, R and W

■	Voya Emerging Markets Equity Dividend Fund (formerly, ING Emerging Markets Equity Dividend Fund)
■	Voya Global Equity Dividend Fund (formerly, ING Global Equity Dividend Fund)
■	Voya Global Natural Resources Fund (formerly, ING Global Natural Resources Fund)
■	Voya Global Opportunities Fund (formerly, ING Global Opportunities Fund)
■	Voya International Core Fund (formerly, ING International Core Fund)
■	Voya Multi-Manager Emerging Markets Equity Fund (formerly, ING Emerging Markets Equity Fund)
■	Voya Multi-Manager International Equity Fund (formerly, ING Multi-Manager International Equity Fund)

E-Delivery Sign-up – details inside

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

May 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2014

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends was already up 23.56% in 2013. The Index marched on for the next two months, but then gave it back in January, before recovering to end up 6.14% for the first half of the fiscal year. (The Index returned 6.32% for the six-months ended April 30, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May, markets were roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and claim a small gain despite new political turmoil that flared in Eastern Europe, as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March and April employment reports were significantly better. Retail sales, industrial production and durable goods orders all picked up and when on April 30 first quarter GDP growth was reported at just 0.1% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 1.74% for the first half of the fiscal year. The Barclays Long Term U.S. Treasury sub-index lost over 4% in the last two months of 2013 but rebounded to advance 4.48% for the six months. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 3.80%, not far short of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 4.72%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 8.36% in the six months through April, ending just below its April 2 all-time high. Utilities was the best performing sector with a gain of 13.63%, followed by health care, 11.15%. The worst were telecoms which lost 0.86% and consumer discretionary, 1.52%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next.

In currencies, the dollar lost 2.04% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost slightly more, 4.94%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 3.94% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index slipped 2.06% in the six months through April. GDP has grown for five quarters but at declining rates. The effect of the economic polices advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 6.52%, with strength in banks, pharmaceuticals and the peripheral markets (including bond markets) of Italy, Spain, Ireland and Portugal. The MSCI UK® Index added 2.36%. Stocks were held back by heavily weighted losers in banks and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall. But concerns persisted about a housing bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P North American Natural Resources Sector Index	An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

3

Voya Emerging Markets Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification
as of April 30, 2014
(as a percentage of net assets)

China	19.8%
Brazil	12.5%
South Korea	12.2%
Taiwan	9.5%
Russia	7.7%
India	5.8%
South Africa	5.5%
Hong Kong	3.6%
Poland	3.6%
Chile	2.7%
Countries between 0.1%-2.6%^	14.5%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%

^ Includes 10 countries, which each represents 0.1%-2.6% of net assets.
Portfolio holdings are subject to change daily.

Voya Emerging Markets Equity Dividend Fund* (“Emerging Markets Equity Dividend” or the “Fund”) seeks total return through a combination of income, capital gains and capital appreciation. The Fund is managed by Robert Davis, Nicolas Simar, and Manu Vandenbulck, Portfolio Managers of ING Investment Management Advisors B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of -1.28% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -2.98% for the same period.

Portfolio Specifics: The strategy outperformed its benchmark over the six-month period ended April 30, 2014. The period was volatile, with strong headwinds and also strong rebounds. In Brazil, we started with an underweight and moved to an overweight, which was beneficial as the prospect of political change in that country led to a strong recovery after macroeconomic worries had been a considerable drag. The Fund also gained from its overweight positions in Qatar, Singapore and Egypt. One of the main detractions came from an overweight in Russia, which was impacted by the crisis in Ukraine and the accompanying risk aversion to Russian stocks. Another significant detractor was our underweight of Indonesia.

Stock selection was a strong contributor to relative performance, mainly due to our stock picking in Brazil, Korea, Hungary, India and Hong Kong. By contrast, Indonesia and Thailand detracted from relative results. At the individual stock level, the biggest contributors were Korean automotive company Hyundai Motor Co. Ltd, Commercial Bank of Qatar and Banco Santander SA (Brazil). Russian positions dominated the worst detractors: Sberbank of Russia OJSC (preferred shares) and telecommunications company Mobile TeleSystems OJSC were the two largest detractors.

We introduced South African cement producer PPC Ltd., which we believe may benefit from urbanization trends and infrastructure build-up across sub-Saharan Africa. We also added Barclays Africa Group Limited (“BAG”), a broad-based retail and investment bank with presence across sub-Saharan Africa. Partly a recovery story, we believe rising return on equity and steady asset growth in BAG’s domestic market underpins a positive outlook for dividends. We exited Commercial International Bank Egypt SAE; its shares have performed strongly as the economy has stabilized in Egypt, leaving little upside potential, in our estimation.

We subscribed to the IPO of Polish utility Energa SA, which came to the market at what we believe to be an attractive valuation, and whose un-stretched balance sheet we believe may allow a rapid ramping-up of dividends to shareholders. Within financials, geopolitical woes provided an entry opportunity in Moscow Exchange MICEX-RTS OJSC, which is growing revenues and market share on the back of increasing liberalization of the Russian financial markets, while risks such as government overhang and pressure on interest income are well flagged. We exited our position in Swedish company, Oriflame Cosmetics SA, whose direct sales model for cosmetics across the Central Eastern Europe, Middle East and Africa (“CEEMEA”) region is increasingly under pressure from global brands and alternative channels to market.

We initiated a position in Brazilian steelmaker Gerdau SA on expected better steel dynamics in Latin America and the United States, expectations that, in our view, are not reflected in the stock’s cheap valuation. Also, we added Banco Santander Brazil, which we believe to be strongly capitalized and recovering from legacy issues with nonperforming loans.

Top Ten Holdings
as of April 30, 2014
(as a percentage of net assets)

China Resources Power Holdings Co.	2.0%
China Construction Bank	1.8%
Industrial and Commercial Bank of China Ltd.	1.7%
Petroleo Brasileiro SA ADR	1.7%
Gazprom OAO ADR	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.6%
Vale SA	1.5%
Hite Jinro Co. Ltd.	1.5%
Standard Bank Group Ltd.	1.5%
MediaTek, Inc.	1.5%
Portfolio holdings are subject to change daily.

In China, we sold Digital China Holdings Limited following the spin-off of its IT services business, and added China Unicom (Hong Kong) Limited. We believe valuations of Chinese telecoms are becoming anomalous given the excitement over mobile internet in the country, yet the telecoms are among the cheapest globally. While there are some headwinds for the industry, we believe China Unicom is well positioned to grow revenues and earnings in 2014 on the strength of demand for 3G and “3.5G” ahead of full commercialization of 4G in 2015.

During the period, we increased our exposure to China, Brazil and South Africa. Russia, Indonesia and Malaysia were reduced. As of period-end the Fund remained underweight Asia and overweight in CEEMEA, with a significant underweight of information technology and overweights in financials and utilities.

Current Strategy and Outlook: We maintain a balanced view on the asset class. On the one hand, emerging markets have been underperforming global equity markets for more than three years and valuation levels are starting to look cheap in certain stocks and countries. On the other hand, growth expectations remain high, and in our view, need to come down further to fully account for the impact of rising local interest rates and declining currencies, despite the recent recoveries in many local bond and currency markets.

Our main concerns are unchanged and include: (1) declining global liquidity as a result of quantitative easing tapering, leading to funding constraints for leveraged companies and wide FX fluctuations for externally vulnerable countries; (2) disappointing economic growth on the back of a further slowdown in China and tightened local monetary conditions; and (3) potential contagion from military tensions in Ukraine and Korea, as well as social unrest in Venezuela and Argentina.

*	The Fund was formerly known as “ING Emerging Markets Equity Dividend Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Geographic Diversification
as of April 30, 2014
(as a percentage of net assets)

United States	43.5%
United Kingdom	11.5%
Japan	8.0%
France	6.8%
Switzerland	6.3%
Canada	4.6%
Netherlands	2.8%
Germany	2.5%
Taiwan	2.3%
Sweden	2.2%
Countries between 0.5%-2.1%^	7.4%
Assets in Excess of Other Liabilities	2.1%
Net Assets	100.0%

^ Includes 7 countries, which each represents 0.5%-2.1% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Equity Dividend Fund* (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Herman Klein, Portfolio Managers of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.88%, compared to the MSCI World IndexSM, which returned 6.32% for the same period.

Portfolio Specifics: The Fund outperformed its benchmark for the period; sector allocation and stock selection both contributed to relative performance as our combined focus on dividends and valuation was rewarded during the period.

The positive effect from our bottom-up determined sector positioning was driven by our underweights in the relatively expensive consumer sectors, which lagged due to emerging market (“EM”) exposure and valuation concerns. Our overweight in the utilities sector also contributed importantly, thanks to the sector benefiting from rising power prices in the United States and lower interest rates in the European southern periphery.

In terms of stock selection, our outperformance within the consumer discretionary, industrials, utilities and telecommunications services sectors more than offset detractions from health care, financials and energy. The biggest contributors in the portfolio were department store operator Macy’s Inc., healthcare company Eli Lilly and Company and truck manufacturer Volvo AB. The worst detractors were testing service provider ALS Ltd. and the Japanese firms Mitsubishi UFJ Financial Group, Inc. and Nissan Motor Co., Ltd.

Among the main changes within our healthcare exposure was the introduction of Baxter International Inc. (“Baxter”) to the portfolio. Baxter manufactures products related to hemophilia, immune disorders and infectious diseases. Competition to its hemophilia franchise has led to sector underperformance but the threat looks fully priced in now, in our opinion. The position was financed from profit-taking in cardiovascular device specialist St. Jude Medical, Inc.; after that stock made strong gains in 2013 and had become fully valued, in our opinion.

We introduced Citigroup Inc. into the portfolio, a financial institution with a strong balance sheet, in our opinion. The stock trades at a discount to tangible book value, and we believe there is a good prospect for dividend re-initiation in the next two years. The position was funded by exiting Wells Fargo & Company, which had a strong run and now trades at two times tangible book value.

We exited Deutsche Telekom AG, one of the best performing stocks in the Fund in 2013. The U.S. issues facing the company are now solved, but the solution is already priced in while the U.S. market is becoming more competitive. We introduced Telefonica SA, as Spanish mobile is now stabilizing and prospects for the firm’s Latin American business are improving.

At the end of the period, we took profits in the U.S. utility companies UGI Corporation (“UGI”) and Public Services Enterprise Group Inc., exiting both positions. Both companies performed well in the second half of the reporting period; during May, UGI was trading at an all-time high. In our view, however, both stocks could be vulnerable to a rise in long-term U.S. rates. We now believe there is better value elsewhere within the sector and have added American Electric Power Company, Inc. to the portfolio.

During the period, we increased the Fund’s exposure to the consumer sectors, but the Fund remains underweight as valuations are still expensive, in our view. The largest sector overweights are in health care, utilities and telecommunications services. From a regional perspective, the Fund continues to be underweight North America and overweight Europe.

Top Ten Holdings as of April 30, 2014
(as a percentage of net assets)

Vodafone Group PLC	1.7%
Freeport-McMoRan Copper & Gold, Inc.	1.7%
Pfizer, Inc.	1.6%
Royal Dutch Shell PLC	1.6%
ExxonMobil Corp.	1.6%
Northeast Utilities	1.6%
BP PLC	1.6%
Novartis AG	1.6%
McDonald’s Corp.	1.5%
Cenovus Energy, Inc.	1.5%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: First-quarter corporate earnings were mixed. Earnings have been strong in the U.S., with 71% of companies surpassing expectations. Corporate guidance is less negative than in earlier quarters but still indicates caution. Results in Europe were hurt by weak global growth and by the strength of the euro. However, we have not altered our positive outlook for corporate earnings. We believe that the earnings potential of European companies is underestimated, and we continue to expect double-digit growth. The combination of higher sales growth, slightly higher operating margins, low interest charges and low depreciation charges is a powerful driver for corporate earnings, in our view. European companies have high operational leverage, which we believe means that even a moderate acceleration in sales growth could lead to a high growth in bottom-line earnings. We believe profit margins have room to expand further in Europe, especially as wage growth is likely to remain subdued.

The EM “region” remains a wild card as several countries have either serious macroeconomic imbalances or political unrest. The direct impact of an EM slowdown on developed markets through the trade channel seems limited but aversion to risky assets due to EM turmoil remains a risk.

Across the globe, we believe valuation dispersion can still be seen despite the “value” style’s recent outperformance versus “growth.” We believe the euro zone offers significant value in a normalized macro environment but we remain cautious on industries trading at all-time high margins and peak earnings, especially in the consumer sectors.

*	The Fund was formerly known as “ING Global Equity Dividend Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Global Natural Resources Fund	Portfolio Managers’ Report

Geographic Diversification
as of April 30, 2014
(as a percentage of net assets)

United States	79.5%
Canada	12.9%
Netherlands	2.6%
United Kingdom	1.7%
Norway	0.5%
Switzerland	0.2%
China	0.2%
Russia	0.2%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Global Natural Resources Fund* (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett, CFA, John Bailey and James Swain, Portfolio Managers, of Voya Investment Management Co. LLC* — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.90% compared to the S&P North American Natural Resources Sector Index which returned 8.46% for the same period.

Portfolio Specifics: The Fund’s outperformance for the period was driven by favorable security selection, primarily within the energy sector. By contrast, sector allocation within the energy and materials sectors detracted slightly from results. The Fund’s cash position, although within its typical range, also detracted modestly from results.

In the energy sector, stock selection in the oil and gas exploration and production, and the oil and gas equipment and services industries, was the primary contributor to performance. By contrast, within the materials sector, an overweight allocation to diversified metals and mining, and lack of exposure to aluminum, detracted the most value.

Among the leading individual contributors to performance were overweight positions in Basic Energy Services, Inc. (“Basic Energy Services”), Canadian Natural Resources Limited (“Canadian Natural Resources”) and Patterson-UTI Energy, Inc. (“Patterson-UTI”). Shares of Basic Energy Services, an oil and gas equipment and services company, rose on expectations that the company will soon recognize greater operating efficiencies through its strong cost-cutting efforts and improved sales growth. Canadian Natural Resources, an oil and gas exploration and production company, benefited from exposure to improving markets for Canadian oil as well as the acquisition of Devon Canada’s assets, a highly accretive deal. Patterson-UTI, a North American land driller, reported fourth-quarter earnings that exceeded expectations, driven by strong day rates and cash margins. The company also announced that it will increase its quarterly dividend to $0.10 per share beginning in the first quarter of 2014.

Among the leading individual detractors from performance were overweight positions in Alamos Gold Inc. (“Alamos Gold”), Cobalt International Energy, Inc. (“Cobalt International Energy”) and Rowan Cos. Plc (“Rowan”). Alamos Gold, a metals and mining company with exposure to deteriorating gold prices, came under further pressure after the company reported weaker than expected fourth-quarter production results and lowered guidance. Cobalt International Energy, an oil and gas exploration and production company, underperformed after disappointing results from exploration wells in offshore West Africa and the Gulf of Mexico. We continue to hold the stock and believe there are compelling opportunities within the company’s existing discoveries and assets. Shares of Rowan, a contract drilling company, underperformed due to negative market sentiment surrounding increased industry supply of rigs for deep-water and shallow-water drilling. What’s more, results were pared somewhat by weather issues in the North Sea and additional downtime for a rig mobilizing to the Norwegian North Sea.

Top Ten Holdings
as of April 30, 2014
(as a percentage of net assets)

ExxonMobil Corp.	8.8%
Schlumberger Ltd.	8.1%
Chevron Corp.	5.7%
Occidental Petroleum Corp.	5.4%
Halliburton Co.	4.1%
EOG Resources, Inc.	4.0%
Anadarko Petroleum Corp.	3.9%
Canadian Natural Resources Ltd.	3.7%
Phillips 66	3.6%
Hess Corp.	2.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Global oil prices have sustained heights that leave little room for further meaningful appreciation, in our view. The international markets for natural gas are showing signs of tightness and we expect to see continued price strength, as we believe the longer-term trends for global natural gas expansion are intact. For certain segments within materials, metals and mining, we see, in our opinion, attractive valuations and price stability with prices being close to marginal costs. The Fund is broadly diversified across different industries and continues to favor well-capitalized stocks with potential unrecognized value.

*	The Fund was formerly known as “ING Global Natural Resources Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Global Opportunities Fund

Geographic Diversification
as of April 30, 2014
(as a percentage of net assets)

United States	40.3%
United Kingdom	13.0%
Japan	7.2%
Netherlands	5.9%
Switzerland	4.5%
France	4.3%
Canada	3.6%
China	3.1%
Indonesia	2.0%
South Korea	1.9%
Countries between 0.3%-1.9%^	12.1%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 14 countries, which each represents 0.3%-1.9% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Opportunities Fund* (“Global Opportunities” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, CFA, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.53% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”), which returned 5.28% for the same period.

Portfolio Specifics: The Fund underperformed its reference index over the reporting period. Security selection accounted for the lag. Asset allocation effects offset most but not all of the underperformance caused by security selection. From a thematic perspective, “Economic Growth,” “Social and Political Change” and “Environmental Changes” underperformed, while “Change in Consumer Behavior” ended flat. “Economic Growth” underperformed mainly due to our exposure to the emerging middle class consumer. Related to this theme, Standard Chartered PLC was the Fund’s biggest detractor for the period. The British multinational banking and financial services company, which is headquartered in Hong Kong, was impacted as macroeconomic imbalances, political turmoil and growth concerns raised risk aversion towards China. Other significant detractors at the stock level included engineering firm KBR, Inc. and organic light-emitting diode technology company Universal Display Corporation.

Our outperforming themes were “Shifts in Demography,” “Digital Revolution” and “Industrial and Technological Innovation.” The main contribution to relative performance came from our exposure to companies that we see as benefiting from the graying population. Allergan, Inc., a company involved in treating eye diseases and well known for its Botox franchise, was the best performing stock in the Fund after receiving a takeover bid from Valeant Pharmaceuticals International, Inc., another specialty pharmaceutical firm. We also took profits in the Swiss wealth management firm Partners Group Holding AG and switched our exposure to Julius Baer Gruppe AG (“Julius Baer”). We believe Julius Baer is positioned to benefit from strong wealth creation as almost half of its assets under management are from clients domiciled in emerging markets; this relates to both the “graying population” and “emerging middle class” themes. Other significant contributors during the period included Shire PLC, the attention-deficit-disorder specialist, and Imperial Tobacco Group PLC.

During the period, we added Sensata Technologies Holding NV (“Sensata”) to our “Environmental Changes” investment theme. Sensata is involved in the production of sensors. A number of the company’s products are aimed at reducing car emissions and therefore should benefit from economic recovery in Europe and also developments to fight pollution in China, in our opinion. Penetration in the local Chinese automotive market is expected to rise as there will be more investments in energy efficiency and emission reduction in Chinese cars going forward.

Resona Holdings, Inc. (“Resona”) is the financial holding company which controls three Japanese banks: Resona Bank, Saitama Bank and The Kinki Osaka Bank. We consider the stock a play on Japanese asset inflation, driven by the implementation of “Abenomics,” Prime Minister Shinzo Abe’s program of monetary easing, fiscal stimulus and structural reform designed to revive Japan’s economy. Resona is an addition to our “Social and Political Change” investment theme.

Top Ten Holdings
as of April 30, 2014
(as a percentage of net assets)

Standard Chartered PLC	3.2%
Novartis AG	3.1%
Unilever NV	3.1%
Yum! Brands, Inc.	2.2%
Citigroup, Inc.	2.2%
HSBC Holdings PLC	2.1%
Telecity Group PLC	2.1%
Equinix, Inc.	2.0%
Apple, Inc.	2.0%
Amgen, Inc.	2.0%
Portfolio holdings are subject to change daily.

Estee Lauder Companies Inc. (“Estee Lauder”) was added to our “lifestyle, experiences and travel” sub-theme. In our view, the company is in a strong position to benefit from trends in travel retail, especially in Asia and the emerging markets. What’s more, product innovation could help Estee Lauder gain market share from peers. We forecast strong annual free cash flow growth and return on invested capital improvement over the next three years, driven by sales growth, cost efficiencies and effective capital management.

During the period, we increased the Fund’s exposure to our “Change in Consumer Behavior,” “Shifts in Demography” and “Social and Political Change” themes. “Digital Revolution” and “Economic Growth” were both reduced.

Current Strategy and Outlook: Despite the fact that the U.S Federal Reserve Board (the “Fed”) has started to taper, monetary actions of the central banks remain important for equities. The United States is still easing, Japan is involved in massive quantitative easing and we believe that Europe will follow suit. In our opinion, longer-term structural trends are the most important factors that determine the future success of a company. In light of this, we believe elections in India and Indonesia are heading in the right direction. Hopes are that newly elected Indian premier Narendra Modi will implement more structural reforms and that business confidence will rise dramatically. The same can be said for Indonesia, where politics so far has been a barrier to economic restructuring. The pro-business presidential candidate Joko “Jokowi” Widodo is seen as vital for Indonesia to attain its potential 6.5% GDP growth. In the meantime, we need to see stabilization of Chinese economic growth, in our opinion. We believe GDP growth rates in emerging markets can stay higher than in developed markets for the foreseeable future.

*	The Fund was formerly known as “ING Global Opportunities Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

Voya International Core Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2014
(as a percentage of net assets)

Japan	22.0%
United Kingdom	17.7%
France	13.6%
Switzerland	10.0%
Italy	4.7%
Canada	4.7%
Germany	4.6%
United States	3.4%
China	3.1%
Netherlands	2.2%
Countries between 0.1%-2.0%^	10.4%
Assets in Excess of Other Liabilities*	3.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 15 countries, which each represents 0.1%-2.0% of net assets.
Portfolio holdings are subject to change daily.

Voya International Core Fund* (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company, LLP (“Wellington”) — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class I shares, provided a total return of 4.17% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 4.44% and 2.91%, respectively, for the same period.

Portfolio Specifics: Global equities surged during the period, nearing an all-time high by the end of April. Generally, solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors’ global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (“ECB”) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang’s reassurance that Beijing stands ready to take action to bolster the world’s second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

The Fund outperformed the MSCI ACWI ex-USSM for the period, driven by positive stock selection and sector allocation decisions. Positive relative performance was driven by favorable stock selection in the health care, consumer discretionary, information technology, materials, and utilities sectors. This was partially offset by weak relative selection in the energy, industrials, financials, consumer staples, and telecommunication services sectors. Sector allocation decisions, a result of the bottom up stock selection process, benefited most from an overweight to health care. A modest cash position partially detracted from relative results as equity markets advanced during the period.

From a regional perspective, the portfolio benefited most from an underweight to and stock selection within emerging markets. An overweight to Europe ex-UK and stock selection within the UK also contributed to relative performance. Partially offsetting relative results was the Fund’s overweight to Japan and stock selection within Europe ex-UK and North America.

Top contributors to relative performance included UK-based global pharmaceutical company AstraZeneca PLC, Netherlands-based semiconductor company NXP Semiconductors, and Ireland-based diversified building materials company CRH PLC. Top detractors from relative performance included Japan-based bank MUFG, Russia-based commercial bank and lender Sberbank of Russia, and Japan-based tobacco company Japan Tobacco, Inc.

Top Ten Holdings
as of April 30, 2014*
(as a percentage of net assets)

AstraZeneca PLC	3.4%
Novartis AG	3.2%
Anheuser-Busch InBev Worldwide, Inc.	2.8%
Roche Holding AG - Genusschein	2.7%
BP PLC	2.7%
BG Group PLC	2.5%
Air Liquide	2.4%
Assicurazioni Generali S.p.A.	2.2%
Julius Baer Group Ltd.	2.2%
Schneider Electric S.A.	2.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We look for opportunities in regions and sectors that we believe are undervalued. For companies whose returns have improved and are now reflected in their stock prices, we look for incremental improvements in returns among those companies that benefit from cyclical tailwinds or can sustain strong returns for longer than generally expected. We continue to strive to maintain a good balance in the Fund of companies with improving returns and companies with sustainable returns to help mitigate the impact of shifts in economic and/or industry cycles.

At the end of the period the Fund was overweight in the health care, industrials, and information technology sectors and underweight financials, consumer staples, and materials. Regionally the Fund ended the period overweight Europe and Japan and underweight the Emerging Markets and Pacific ex-Japan.

*	The Fund was formerly known as “ING International Core Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification
as of April 30, 2014
(as a percentage of net assets)

China	20.3%
South Korea	19.3%
Brazil	14.7%
Taiwan	9.1%
Russia	7.8%
India	7.0%
South Africa	5.2%
Mexico	3.8%
Turkey	2.5%
Israel	1.2%
Countries between 0.1%-1.2%^	6.9%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 14 countries, which each represents 0.1%-1.2% of net assets.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Emerging Markets Equity Fund* (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Delaware Investment Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora of the Sleeve that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class I shares, provided a total return of -4.32%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -2.98% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve — The Sleeve underperformed the benchmark by approximately 135 basis points (1.35%) over the six-month period ending April 30, 2014. From a country perspective over the period, both country allocation and stock selection in China and Russia were key detractors from relative performance. In China, exposure to the auto industry weighed on results. Chinese auto makers sold off over the past few months, as weaker economic data led to concerns about earnings. In addition, the Chinese government stayed true to its word from the Third Plenum, maintaining long-term reform plans and avoiding short-term market stimulus. Russia was beset by the political crisis in Ukraine and subsequent sanctions from the West. Larger, liquid names that we own in Russia performed poorly as the negative news flow increased over the past few months.

On the upside, the Sleeve benefitted from stock selection in India and Taiwan. Specifically, information technology names in both countries have performed well. The Sleeve’s exposure to export-oriented Indian businesses also added to relative performance, as a depreciating rupee positively affected their earnings.

Delaware Sleeve — The Sleeve outperformed the benchmark by approximately 10 basis points (0.10%) over the six-month period ending April 30, 2014. Among countries, the largest contributors to performance were Israel, Korea, and the United States. In Israel, shares of Teva Pharmaceutical rose as the company received approval to market a higher-dosage version of its Copaxone drug. In Korea, shares of KCC Corporation (“KCC”) rose due to evidence of recovery in the Korean housing market, which is benefiting KCC’s building materials and paints businesses. In the U.S., Yahoo! Inc. outperformed on rising valuation expectations for the Alibaba Group, in which Yahoo! Inc. holds a significant stake.

In contrast, Russia, China, and Indonesia detracted the most from performance. Russian stocks in our portfolio declined due to escalating geopolitical tensions along the Ukrainian border. The broad-based market sell-off particularly affected our holdings in Sberbank, Yandex, and Rosneft. In China, our investments in internet companies Sina and Sohu.com underperformed. In January, these companies succumbed to a sell-off following a U.S. SEC judge’s recommendation to suspend the Chinese affiliates of the Big 4 auditing firms. Furthermore, in March, concerns about the sector’s valuations emerged, while the Chinese government’s clampdown on certain online payment services also dampened investor sentiment. In Indonesia, our portfolio’s underweight stance relative to the index was unfavorable in terms of asset allocation. Indonesian equities outperformed due to rising optimism toward upcoming presidential elections.

Among sectors, healthcare and industrials contributed the most to performance due to favorable stock selection. In contrast, information technology detracted the most from performance, particularly stocks in the internet sector.

Top Ten Holdings as of April 30, 2014
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	3.1%
Samsung Electronics Co., Ltd.	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.0%
Baidu.com ADR	2.0%
Itau Unibanco Holding SA ADR	2.0%
China Mobile Ltd.	2.0%
China Construction Bank	1.7%
Lukoil OAO ADR	1.7%
China Petroleum & Chemical Corp.	1.6%
Industrial and Commercial Bank of China Ltd.	1.5%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: J.P. Morgan Sleeve — We believe a glimmer of optimism appears to have returned to other emerging markets, largely driven by the outlook for this year’s elections in some of the “fragile five” countries. The market is sending a clear message that critical votes in India, Indonesia and perhaps even Brazil may produce more market-friendly governments and policies. This optimism has helped these markets lead recent rallies. Moreover, following three years of pessimism, investors may increasingly believe that a healing global economy will eventually help emerging market growth and produce the long-awaited upturn in earnings. We believe the results of these key votes and the path of earnings revisions are the items to watch for justification of a more sustained move in the asset class.

Delaware Sleeve — We believe that emerging market equities could continue to be volatile. We believe economic data in China may remain lackluster as the country’s priorities shift away from investment-led growth, and we are likely to see further evidence of stress in the financial sector. Fundamentally, despite a mixed economic environment, we believe that structural and profitable growth opportunities remain intact as changes in demographics, technology, and policy reform unfold. We continue to invest based on our bottom-up stock selection process with a long-term time horizon. We focus on identifying sustainable franchises that we believe should benefit from growth opportunities driven by secular forces and that trade at significant discounts to their intrinsic value.

*	The Fund was formerly known as “ING Emerging Markets Equity Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

Voya Multi-Manager International
Equity Fund	Portfolio Managers’ Report

Geographic Diversification
as of April 30, 2014
(as a percentage of net assets)

United Kingdom	20.8%
Japan	15.8%
France	8.8%
Switzerland	8.3%
Germany	5.3%
Sweden	4.5%
Australia	3.8%
Netherlands	2.9%
Denmark	2.6%
China	2.5%
Countries between 0.0%-2.4%^	22.2%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 30 countries, which each represents 0.0%-2.4% of net assets.
Portfolio holdings are subject to change daily.

Voya Multi-Manager International Equity Fund* (“Multi-Manager International Equity” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Joe Faraday, CFA, and Paul Faulkner, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Gerd Woort-Menker, CFA, Portfolio Manager of the Sleeve that is managed by JPMorgan; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard and Robert W. Smith, Chairman and Portfolio Manager of the Sleeve that is managed by TRPA.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class I shares, provided a total return of 3.22% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 4.44% and 2.91%, respectively, for the same period.

Portfolio Specifics: JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 260 basis points (2.60%) during the six-month period ending April 30, 2014. At the sector level, stock selection in banks, property and telecommunication services were the main detractors to performance, while stock selection in basic industries, healthcare and insurance contributed to performance. At the regional level, stock selection in Japan and Continental Europe hurt relative returns, while an underweight allocation to the Pacific Rim and stock selection in the UK aided.

At the stock level, Honda, the Japanese automaker, had a poor period. In addition to the overall weakness of the Japanese market and concerns about the Japanese economy, the company issued a disappointing forecast, projecting operating profits would rise just 1.3% in the current fiscal year. That said, Honda’s reputation for producing good, reliable cars remains among the best in the business. Among the big three Japanese car makers, we believe it is the least vulnerable to a weak Japanese economy and its stock is attractively valued, trading at about seven times earnings with a 3% dividend yield.

On the upside, Lafarge, the French building materials company, had a strong period. The stock surged on news that the company planned to merge with rival Holcim. The deal would generate significant synergies, help address overcapacity in the industry and possibly result in higher payouts to shareholders. In order to overcome anti-trust issues, the combined entity will be forced to sell assets. While proceeds from disposals will likely be earmarked to strengthen the new company’s balance sheet, other uses, such as a special dividend or share buybacks have not been ruled out.

Top Ten Holdings
as of April 30, 2014
(as a percentage of net assets)

BG Group PLC	1.7%
Roche Holding AG - Genusschein	1.6%
Novartis AG	1.6%
Royal Dutch Shell PLC - Class A	1.4%
Bayer AG	1.4%
BNP Paribas	1.3%
Svenska Handelsbanken AB	1.1%
Nestle S.A.	1.1%
Prudential PLC	1.1%
Japan Tobacco, Inc.	1.0%
Portfolio holdings are subject to change daily.

Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 22 basis points (0.22%) for the six-month period ended April 30, 2014. One of the main detractors was ASOS, the UK online fashion retailer, after it announced that it expected slower revenue growth and some margin erosion this year. The company has been facing start-up costs in China and expanding its production facilities in Europe. We understand that capital expenditure is essential if the company is to fulfil its potential and expand globally.

We also encountered a difficult period for the Swedish holding company Kinnevik. The CEO announced her departure and one of its underlying holdings, the online retailer Zalando, announced weaker than expected financial results. We believe Kinnevik has holdings in businesses that could profit through disrupting traditional business models and we remain of the view that it has many years of attractive growth ahead of it.

A positive contribution from our holding in Scania, the Swedish truck manufacturer, was welcomed after it received an acquisition bid from Volkswagen, the German vehicle maker. Given that Volkswagen already holds a majority of the voting control in Scania, and that the prevailing share price was trading close to the bid price, we decided not to wait for this deal to complete and sold the Scania shares.

The portfolio also benefitted from strong performance in the shares of Seek, an Australian online jobs board company, after it announced an acquisition that will consolidate its position in several Asian markets. We continue to see promising avenues for growth for this company as it benefits from the shift in job advertising from print to online in our opinion.

TRPA Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 83 basis points (0.83%) for the six-month period ended April 30, 2014. Stock selection in the consumer discretionary sector drove relative outperformance, although an overweight to the weak- performing sector weighed on relative results. Shares of European cable company Altice rose during the period as investors anticipated the firm would win a bid for mobile phone business SFR, which would be transformational for the company, in our opinion. Stock selection in the materials

10

Portfolio Managers’ Report	Voya Multi-Manager International
(CONTINUED)	Equity Fund

sector also aided relative returns, led by our position in Holcim, the world’s largest cement producer. Shares gained ground during the period after the firm reported better-than-expected earnings boosted by a mild winter in Europe and gains from aggressive cost-cutting measures. Additionally, the company announced a merger with Lafarge in early April. Conversely, our holdings in financials weighed on relative performance, although our underweight position to the sector helped partially offset negative results. Shares of UK annuity provider Partnership Assurance Group suffered after the UK government announced a major, unforeseen change to the country’s retirement landscape. Savers now have increased flexibility with their pensions than the de facto need to buy an annuity, which may negatively affect Partnership Assurance Group, as it is a niche annuity provider.

Regionally, stock selection in Pacific ex-Japan drove relative results, led by our holdings in Singapore and Indonesia. Stock selection in Japan also aided performance. On the negative side, stock selection in developed Europe weighed the most on relative results, most notably our holdings in the UK, Switzerland, and Denmark.

Lazard Sleeve — The Sleeve outperformed the MSCI EAFE® Index by approximately 31 basis points (0.31%) for the six-month period ended April 30, 2014. Stock selection in the industrials, consumer discretionary, and utilities sectors was additive to relative returns. Shares of Britain’s International Consolidated Airlines, Italian toll road operator Atlantia, French auto-parts manufacturer Valeo, and Spanish electricity provider Red Electrica benefited from the continued European economic recovery. International Consolidated Airlines also benefited from increased air traffic during the winter, while shares of Valeo rose significantly after reporting 2013 results that were above expectations. Shares of the Brazilian for-profit post-secondary education services company Estacio also rose during the period following news that the company is set to receive a favorable amount of funding under a government program that covers tuition for technical courses.

In contrast, stock selection in the health care, telecom services, and financials sectors detracted from relative returns. Shares in Israeli pharmaceutical company Teva pulled back after the company lost a ruling that favored competitors’ generic versions of Teva’s top-selling multiple sclerosis drug. Shares of Japanese telecom provider KDDI declined, despite the company announcing strong results, amid increased competition, pricing pressure, and the broad sell-off in Japanese equities. Elsewhere in Japan, shares in financial services companies Sumitomo Mitsui Financial Group, AEON Financial, as well as real estate construction company Daiwa House all fell amid the pull back in Japanese equities, driven in part by concerns that Japan’s recent sale tax increase may weaken the economy.

Current Strategy and Outlook: JPMorgan Sleeve — While global equity markets have been volatile, we believe the outlook for 2014 continues to look positive. In our view, the performance drivers identified at the beginning of the year are still in place, namely improving economic conditions, accommodative monetary policy and inexpensive valuations relative to other asset classes. While the earnings season has so far been positive, we have still seen little acceleration in revenues, the anticipation of which drove much of the re-rating last year. Instead, the earnings surprise has been driven by improving margins. Monetary policy approaches across regions, while still supportive, are differentiated.

Baillie Gifford Sleeve — While we believe that the stock market tends to respond with shrieks of anguish to any withdrawal of liquidity by central banks, we should remember that such actions are a sign that the economy is recovering and circumstances are returning to normal. A return to economic normality, we believe, can only be good for the prospects of the companies we invest in. We believe these companies will be able to weather varied economic conditions and deliver above average performance across cycles. We continue to believe we can maximise the portfolio’s value by investing on a long term time horizon.

TRPA Sleeve — We believe valuations in international equity markets continue to look reasonable, although the multiple expansion-fueled rallies of the past year are largely behind us. We are being selective in identifying opportunities in Europe and are focused on luxury discretionary names, which, in our opinion, continue to look attractive, and services names levered to continued economic recovery. We remain underweight in Japan as we await the effects of the recent consumption tax hike. Conditions in emerging markets broadly have us feeling cautiously optimistic about the region. We believe valuations remain attractive, and our holdings in the region boast solid underlying fundamentals, strong market positions, and durable earnings growth potential.

Lazard Sleeve — A modest recovery in developed economies has led to an equity market re-rating, which now requires earnings support, in our opinion. Emerging economies have slowed due to structural issues and imbalances, but some of that is reflected in, what we believe to be, more attractive prices. In both cases, stock selection will be critical going forward as macro, political, and regulatory factors are difficult to quantify.

*	The Fund was formerly known as “ING Multi-Manager International Equity Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2014*	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2014*
Voya Emerging Markets Equity Dividend Fund
Class A	$1,000.00	$987.20	1.70%	$8.38	$1,000.00	$1,016.36	1.70%	$8.50
Class B	1,000.00	983.70	2.45	12.05	1,000.00	1,012.65	2.45	12.23
Class C	1,000.00	983.40	2.45	12.05	1,000.00	1,012.65	2.45	12.23
Class I	1,000.00	988.50	1.45	7.15	1,000.00	1,018.15	1.45	7.25
Class O	1,000.00	986.90	1.70	8.37	1,000.00	1,016.36	1.70	8.50
Class W	1,000.00	988.30	1.45	7.15	1,000.00	1,017.60	1.45	7.25
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,068.80	1.28%	$6.57	$1,000.00	$1,018.45	1.28%	$6.41
Class B	1,000.00	1,064.30	2.03	10.39	1,000.00	1,014.73	2.03	10.14
Class C	1,000.00	1,064.60	2.03	10.39	1,000.00	1,014.73	2.03	10.14
Class I	1,000.00	1,069.80	1.00	5.13	1,000.00	1,019.84	1.00	5.01
Class O	1,000.00	1,068.10	1.28	6.56	1,000.00	1,018.45	1.28	6.41
Class W	1,000.00	1,070.10	1.03	5.29	1,000.00	1,019.69	1.03	5.16
Voya Global Natural Resources Fund
Class A	$1,000.00	$1,099.00	1.52%	$7.91	$1,000.00	$1,017.26	1.52%	$7.60
Class I	1,000.00	1,100.30	1.22	6.35	1,000.00	1,018.74	1.22	6.11
Class W	1,000.00	1,100.10	1.27	6.61	1,000.00	1,018.50	1.27	6.36

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (Continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2014*	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Year Ended April 30, 2014*
Voya Global Opportunities Fund
Class A	$1,000.00	$1,045.30	1.40%	$7.10	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,041.80	2.15	10.88	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,041.20	2.15	10.88	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	1,047.60	1.05	5.33	1,000.00	1,019.59	1.05	5.26
Class W	1,000.00	1,047.00	1.15	5.84	1,000.00	1,019.09	1.15	5.76
Voya International Core Fund
Class I	$1,000.00	$1,041.70	0.95%	$4.81	$1,000.00	$1,020.08	0.95%	$4.76
Class W	1,000.00	1,042.70	0.95	4.81	1,000.00	1,020.08	0.95	4.76
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$954.90	1.60%	$7.76	$1,000.00	$1,016.86	1.60%	$8.00
Class B	1,000.00	951.10	2.35	11.37	1,000.00	1,013.14	2.35	11.73
Class C	1,000.00	951.40	2.35	11.37	1,000.00	1,013.14	2.35	11.73
Class I	1,000.00	956.80	1.25	6.06	1,000.00	1,018.60	1.25	6.26
Class R	1,000.00	953.90	1.85	8.96	1,000.00	1,015.62	1.85	9.25
Class W	1,000.00	956.40	1.35	6.55	1,000.00	1,018.10	1.35	6.76
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,032.20	0.97%	$4.89	$1,000.00	$1,019.98	0.97%	$4.86

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED)

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund	Voya Global Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$19,966,855	$74,088,858	$89,635,561	$38,224,604
Short-term investments at fair value**	—	—	2,076,690	585,231
Total investments at fair value	$19,966,855	$74,088,858	$91,712,251	$38,809,835
Cash	236,671	1,203,684	607	640,489
Foreign currencies at value***	49,530	226,811	28,577	25,653
Receivables:
Investment securities sold	432,896	—	883,405	535,244
Fund shares sold	55,647	24,097	1,307	49,303
Dividends	62,311	178,152	35,734	105,998
Foreign tax reclaims	—	95,194	—	73,771
Prepaid expenses	42,109	32,568	24,624	25,221
Reimbursement due from manager	14,988	10,897	4,880	16,087
Total assets	20,861,007	75,860,261	92,691,385	40,281,601

LIABILITIES:
Payable for investment securities purchased	259,580	—	777,243	418,708
Payable for fund shares redeemed	21,991	106,957	124,013	70,057
Payable upon receipt of securities loaned	—	—	—	585,231
Payable for investment management fees	17,051	43,176	66,457	28,918
Payable for administrative fees	1,705	6,168	7,491	3,213
Payable for distribution and shareholder service fees	6,042	27,434	17,523	17,832
Payable for trustee fees	108	373	441	202
Other accrued expenses and liabilities	61,714	35,973	58,426	116,638
Total liabilities	368,191	220,081	1,051,594	1,240,799
NET ASSETS	$20,492,816	$75,640,180	$91,639,791	$39,040,802

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$20,461,571	$138,755,479	$82,135,766	$136,464,016
Undistributed (distributions in excess of) net investment income	164,510	196,348	(3,189)	20,889
Accumulated net realized loss	(755,165)	(73,454,111)	(13,806,516)	(103,272,277)
Net unrealized appreciation	621,900	10,142,464	23,313,730	5,828,174
NET ASSETS	$20,492,816	$75,640,180	$91,639,791	$39,040,802

+ Including securities loaned at value	$—	$—	$—	$567,953
* Cost of investments in securities	$19,346,660	$63,949,875	$66,321,813	$32,399,976
** Cost of short-term investments	$—	$—	$2,076,690	$585,231
*** Cost of foreign currencies	$48,843	$226,011	$28,595	$25,105

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

	Voya Emerging	Voya Global	Voya Global	Voya Global
	Markets Equity	Equity Dividend	Natural Resources	Opportunities
	Dividend Fund	Fund	Fund	Fund
Class A
Net assets	$12,382,496	$32,930,740	$86,025,342	$20,100,961
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	920,228	2,417,680	7,937,013	1,172,012
Net asset value and redemption price per share†	$13.46	$13.62	$10.84	$17.15
Maximum offering price per share (5.75%)(1)	$14.28	$14.45	$11.50	$18.20
Class B
Net assets	$874,553	$2,199,498	n/a	$1,309,437
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$—	$—	n/a	$—
Shares outstanding	66,014	161,814	n/a	80,899
Net asset value and redemption price per share†	$13.25	$13.59	n/a	$16.19
Class C
Net assets	$2,348,102	$19,195,651	n/a	$15,280,860
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$—	$—	n/a	$—
Shares outstanding	177,863	1,418,444	n/a	943,929
Net asset value and redemption price per share†	$13.20	$13.53	n/a	$16.19
Class I
Net assets	$1,046,762	$4,217,967	$4,380,620	$2,287,631
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	77,443	309,143	402,263	129,866
Net asset value and redemption price per share	$13.52	$13.64	$10.89	$17.62
Class O
Net assets	$3,807,768	$15,761,388	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	286,010	1,159,536	n/a	n/a
Net asset value and redemption price per share	$13.31	$13.59	n/a	n/a
Class W
Net assets	$33,135	$1,334,936	$1,233,829	$61,913
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,461	88,902	89,725	3,281
Net asset value and redemption price per share	$13.46	$15.02	$13.75	$18.87

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED)

	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$270,721,566	$230,644,510	$484,454,200
Short-term investments at fair value**	6,625,191	2,663,051	10,237,995
Total investments at fair value	$277,346,757	$233,307,561	$494,692,195
Cash	—	4,973,060	8,740,663
Foreign currencies at value***	484,378	235,168	495,597
Receivables:
Investment securities sold	4,472,254	68,923	3,288,664
Fund shares sold	433,398	418,893	642,343
Dividends	778,955	312,749	1,613,700
Interest	—	22	—
Foreign tax reclaims	769,993	—	483,452
Unrealized appreciation on forward foreign currency contracts	—	—	81,747
Prepaid expenses	16,388	41,762	2,020
Reimbursement due from manager	21,781	20,016	7,457
Total assets	284,323,904	239,378,154	510,047,838

LIABILITIES:
Payable for investment securities purchased	2,989,098	225,154	3,400,021
Payable for fund shares redeemed	135,474	91,632	121,981
Payable upon receipt of securities loaned	—	2,663,051	9,032,279
Unrealized depreciation on forward foreign currency contracts	—	—	171,790
Payable for investment management fees	169,704	193,612	301,432
Payable for administrative fees	22,627	19,361	40,191
Payable for distribution and shareholder service fees	—	14,084	—
Payable for trustee fees	1,476	1,236	2,065
Other accrued expenses and liabilities	290,549	283,334	185,321
Total liabilities	3,608,928	3,491,464	13,255,080
NET ASSETS	$280,714,976	$235,886,690	$496,792,758

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$224,145,236	$290,975,011	$431,159,226
Undistributed net investment income	1,110,460	452,528	5,726,238
Accumulated net realized gain (loss)	31,152,552	(62,521,278)	8,680,105
Net unrealized appreciation	24,306,728	6,980,429	51,227,189
NET ASSETS	$280,714,976	$235,886,690	$496,792,758

+ Including securities loaned at value	$—	$2,545,240	$8,633,968
* Cost of investments in securities	$246,449,521	$223,667,346	$433,161,037
** Cost of short-term investments	$6,625,191	$2,663,051	$10,237,995
*** Cost of foreign currencies	$484,378	$232,488	$493,537

See Accompanying Notes to Financial Statements

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

		Voya	Voya
	Voya	Multi-Manager	Multi-Manager
	International	Emerging Markets	International
	Core Fund	Equity Fund	Equity Fund
Class A
Net assets	n/a	$37,132,508	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	3,333,139	n/a
Net asset value and redemption price per share†	n/a	$11.14	n/a
Maximum offering price per share (5.75%)(1)	n/a	$11.82	n/a
Class B
Net assets	n/a	$663,129	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	59,858	n/a
Net asset value and redemption price per share†	n/a	$11.08	n/a
Class C
Net assets	n/a	$7,003,298	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	632,220	n/a
Net asset value and redemption price per share†	n/a	$11.08	n/a
Class I
Net assets	$258,626,453	$168,189,646	$496,792,758
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	22,952,010	15,048,815	40,977,638
Net asset value and redemption price per share	$11.27	$11.18	$12.12
Class R
Net assets	n/a	$26,372	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	2,379	n/a
Net asset value and redemption price per share	n/a	$11.09	n/a
Class W
Net assets	$22,088,523	$22,871,737	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	1,960,799	2,049,736	n/a
Net asset value and redemption price per share	$11.27	$11.16	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

	Voya Emerging	Voya	Voya	Voya Global
	Markets Equity	Global Equity	Global Natural	Opportunities
	Dividend Fund	Dividend Fund	Resources Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$358,064	$1,714,224	$726,220	$371,217
Securities lending income, net	—	612	—	1,359
Total investment income	358,064	1,714,836	726,220	372,576

EXPENSES:
Investment management fees	107,190	259,294	389,306	180,028
Distribution and shareholder service fees:
Class A	16,713	40,000	102,191	25,359
Class B	4,419	11,398	—	7,380
Class C	11,868	95,676	—	79,393
Class O	4,728	19,027	—	—
Transfer agent fees:
Class A	13,726	16,448	75,392	21,387
Class B	909	1,169	—	1,551
Class C	2,445	9,829	—	16,727
Class I	519	84	2,052	2,332
Class O	3,907	7,825	—	—
Class W	29	642	1,050	64
Administrative service fees	10,719	37,042	43,642	20,003
Shareholder reporting expense	8,900	7,005	6,465	3,331
Registration fees	36,321	35,545	22,906	29,894
Professional fees	10,317	13,790	13,932	3,807
Custody and accounting expense	45,431	30,853	10,893	40,184
Trustee fees	324	1,120	1,320	605
Miscellaneous expense	4,010	2,812	2,663	386
Total expenses	282,475	589,559	671,812	432,431
Net waived and reimbursed fees	(89,645)	(40,995)	(17,189)	(91,428)
Net expenses	192,830	548,564	654,623	341,003
Net investment income	165,234	1,166,272	71,597	31,573

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(468,494)	4,182,908	2,910,436	2,673,414
Foreign currency related transactions	(6,382)	(274)	(1,645)	(1,435)
Net realized gain (loss)	(474,876)	4,182,634	2,908,791	2,671,979
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(149,117)	(466,582)	5,479,384	(1,003,470)
Foreign currency related transactions	158	1,995	(57)	2,382
Net change in unrealized appreciation (depreciation)	(148,959)	(464,587)	5,479,327	(1,001,088)
Net realized and unrealized gain (loss)	(623,835)	3,718,047	8,388,118	1,670,891
Increase (decrease) in net assets resulting from operations	$(458,601)	$4,884,319	$8,459,715	$1,702,464

* Foreign taxes withheld	$27,424	$73,488	$18,574	$25,635
^ Foreign taxes on sale of Indian investments	$2,087	$—	$—	$—
# Foreign taxes accrued on Indian investments	$6,917	$—	$—	$—

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,386,951	$2,070,432	$7,855,234
Securities lending income, net	—	40,991	102,997
Total investment income	2,386,951	2,111,423	7,958,231
EXPENSES:
Investment management fees	1,098,059	1,225,253	1,535,954
Distribution and shareholder service fees:
Class A	—	47,567	—
Class B	—	3,785	—
Class C	—	36,441	—
Class R	—	62	—
Transfer agent fees:
Class A	—	45,208	—
Class B	—	896	—
Class C	—	8,654	—
Class I	1,620	4,440	842
Class R	—	30	—
Class W	106	22,138	—
Administrative service fees	146,407	122,524	204,792
Shareholder reporting expense	181	9,290	1,525
Registration fees	21,393	39,632	249
Professional fees	67,151	33,564	48,453
Custody and accounting expense	267,628	128,119	174,662
Trustee fees	4,429	3,706	6,195
Miscellaneous expense	1,566	12,708	6,885
Interest expense	70	4,731	25
Total expenses	1,608,610	1,748,748	1,979,582
Net recouped/waived and reimbursed fees	(215,325)	(90,814)	15,107
Brokerage commission recapture	(6,941)	(2,779)	(1,107)
Net expenses	1,386,344	1,655,155	1,993,582
Net investment income	1,000,607	456,268	5,964,649

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	33,968,089	859,407	10,906,048
Foreign currency related transactions	(325,593)	(94,702)	452,668
Net realized gain	33,642,496	764,705	11,358,716
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(24,659,771)	(10,800,072)	(195,991)
Foreign currency related transactions	147,820	(2,828)	(22,711)
Net change in unrealized appreciation (depreciation)	(24,511,951)	(10,802,900)	(218,702)
Net realized and unrealized gain (loss)	9,130,545	(10,038,195)	11,140,014
Increase (decrease) in net assets resulting from operations	$10,131,152	$(9,581,927)	$17,104,663

* Foreign taxes withheld	$204,945	$232,852	$511,452
# Foreign taxes accrued on Indian investments	$3,784	$103,952	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Emerging Markets Equity Dividend Fund		Voya Global Equity Dividend Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$165,234	$422,111	$1,166,272	$1,146,484
Net realized gain (loss)	(474,876)	4,895,570	4,182,634	4,207,316
Net change in unrealized appreciation (depreciation)	(148,959)	(3,619,948)	(464,587)	9,306,000
Increase (decrease) in net assets resulting from operations	(458,601)	1,697,733	4,884,319	14,659,800

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(246,993)	(259,412)	(450,169)	(558,252)
Class B	(5,977)	(8,064)	(22,800)	(33,818)
Class C	(22,113)	(19,337)	(197,976)	(227,171)
Class I	(20,202)	(34,607)	(62,805)	(78,659)
Class O	(68,211)	(61,091)	(214,725)	(276,144)
Class W	(551)	(406)	(18,002)	(21,977)
Net realized gains:
Class A	(1,642,903)	—	—	—
Class B	(106,882)	—	—	—
Class C	(286,075)	—	—	—
Class I	(114,146)	—	—	—
Class O	(442,902)	—	—	—
Class W	(3,029)	—	—	—
Total distributions	(2,959,984)	(382,917)	(966,477)	(1,196,021)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,772,308	5,464,121	3,363,696	9,280,009
Reinvestment of distributions	2,324,707	292,649	611,569	747,125
	4,097,015	5,756,770	3,975,265	10,027,134
Cost of shares redeemed	(4,694,702)	(11,162,978)	(7,541,609)	(19,156,113)
Net decrease in net assets resulting from capital share transactions	(597,687)	(5,406,208)	(3,566,344)	(9,128,979)
Net increase (decrease) in net assets	(4,016,272)	(4,091,392)	351,498	4,334,800

NET ASSETS:
Beginning of year or period	24,509,088	28,600,480	75,288,682	70,953,882
End of year or period	$20,492,816	$24,509,088	$75,640,180	$75,288,682
Undistributed (distributions in excess of) net investment income at end of year or period	$164,510	$363,323	$196,348	$(3,447)

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Global Natural Resources Fund		Voya Global Opportunities Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$71,597	$323,433	$31,573	$45,353
Net realized gain	2,908,791	1,081,723	2,671,979	4,057,622
Net change in unrealized appreciation (depreciation)	5,479,327	7,996,404	(1,001,088)	3,450,051
Increase in net assets resulting from operations	8,459,715	9,401,560	1,702,464	7,553,026

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(297,156)	(121,380)	(40,820)	(93,600)
Class I	(30,775)	(23,909)	(8,220)	(18,509)
Class W	(5,434)	(1,956)	(160)	(675)
Total distributions	(333,365)	(147,245)	(49,200)	(112,784)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,663,504	8,638,400	1,184,213	1,939,793
Reinvestment of distributions	288,573	122,344	41,262	93,353
	1,952,077	8,760,744	1,225,475	2,033,146
Cost of shares redeemed	(8,015,780)	(21,912,804)	(5,939,651)	(14,887,116)
Net decrease in net assets resulting from capital share transactions	(6,063,703)	(13,152,060)	(4,714,176)	(12,853,970)
Net increase (decrease) in net assets	2,062,647	(3,897,745)	(3,060,912)	(5,413,728)

NET ASSETS:
Beginning of year or period	89,577,144	93,474,889	42,101,714	47,515,442
End of year or period	$91,639,791	$89,577,144	$39,040,802	$42,101,714
Undistributed (distributions in excess of) net investment income at end of year or period	$(3,189)	$258,579	$20,889	$38,516

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya International Core Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$1,000,607	$6,387,926	$456,268	$2,639,102
Net realized gain	33,642,496	34,990,856	764,705	7,037,817
Net change in unrealized appreciation (depreciation)	(24,511,951)	35,357,293	(10,802,900)	16,548,993
Increase (decrease) in net assets resulting from operations	10,131,152	76,736,075	(9,581,927)	26,225,912

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(313,992)	(55,392)
Class C	—	—	(2,548)	—
Class I	(6,628,249)	(5,489,371)	(1,959,669)	(273,884)
Class R	—	—	(258)	—
Class W	(373,547)	(81,926)	(190,633)	(14,908)
Net realized gains:
Class A	—	—	—	(713,885)
Class B	—	—	—	(15,592)
Class C	—	—	—	(118,502)
Class I	(721,032)	—	—	(2,201,383)
Class R	—	—	—	(45)
Class W	(40,708)	—	—	(118,553)
Total distributions	(7,763,536)	(5,571,297)	(2,467,100)	(3,512,144)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	94,616,399	109,809,009	93,438,187	55,685,874
Reinvestment of distributions	7,763,536	5,571,297	2,440,080	3,430,572
	102,379,935	115,380,306	95,878,267	59,116,446
Cost of shares redeemed	(233,579,322)	(187,127,988)	(91,111,499)	(72,339,957)
Net increase (decrease) in net assets resulting from capital share transactions	(131,199,387)	(71,747,682)	4,766,768	(13,223,511)
Net increase (decrease) in net assets	(128,831,771)	(582,904)	(7,282,259)	9,490,257

NET ASSETS:
Beginning of year or period	409,546,747	410,129,651	243,168,949	233,678,692
End of year or period	$280,714,976	$409,546,747	$235,886,690	$243,168,949
Undistributed net investment income at end of year or period	$1,110,460	$7,111,649	$452,528	$2,463,360

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Multi-Manager International Equity Fund
	Six Months	Year Ended
	Ended	October 31,
	April 30, 2014	2013
FROM OPERATIONS:
Net investment income	$5,964,649	$2,140,553
Net realized gain	11,358,716	8,084,110
Net change in unrealized appreciation (depreciation)	(218,702)	46,275,357
Increase in net assets resulting from operations	17,104,663	56,500,020

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,546,268)	(2,651,332)
Net realized gains	(328,772)	—
Total distributions	(3,875,040)	(2,651,332)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	183,215,836	180,166,884
Reinvestment of distributions	3,875,040	2,651,332
	187,090,876	182,818,216
Cost of shares redeemed	(42,200,915)	(62,596,080)
Net increase in net assets resulting from capital share transactions	144,889,961	120,222,136
Net increase in net assets	158,119,584	174,070,824

NET ASSETS:
Beginning of year or period	338,673,174	164,602,350
End of year or period	$496,792,758	$338,673,174
Undistributed net investment income at end of year or period	$5,726,238	$3,307,857

See Accompanying Notes to Financial Statements

23

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund
Class A
04-30-14	15.68	0.11	•	(0.39)	(0.28)	0.25	1.69	—	1.94	—	13.46	(1.28)	2.54	1.70	1.70	1.64	12,382	25
10-31-13	14.87	0.25	•	0.78	1.03	0.22	—	—	0.22	—	15.68	6.93	2.61	1.72	1.72	1.66	15,560	148
10-31-12	14.19	0.11		0.57	0.68	—	—	—	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—	—	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—	—	0.21	—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60	—	0.81	—	14.28	67.10	2.29	2.11	2.11	0.58	32,860	134
Class B
04-30-14	15.35	0.06	•	(0.38)	(0.32)	0.09	1.69	—	1.78	—	13.25	(1.63)	3.29	2.45	2.45	0.91	875	25
10-31-13	14.55	0.13	•	0.75	0.88	0.08	—	—	0.08	—	15.35	6.08	3.36	2.47	2.47	0.91	1,044	148
10-31-12	13.99	(0.00	)*	0.56	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—	—	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—	—	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60	—	0.66	—	14.11	65.73	3.04	2.86	2.86	(0.29)	3,246	134
Class C
04-30-14	15.34	0.06	•	(0.38)	(0.32)	0.13	1.69	—	1.82	—	13.20	(1.66)	3.29	2.45	2.45	0.91	2,348	25
10-31-13	14.55	0.14	•	0.75	0.89	0.10	—	—	0.10	—	15.34	6.10	3.36	2.47	2.47	0.92	2,670	148
10-31-12	13.99	(0.02)		0.58	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—	—	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—	—	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60	—	0.65	—	14.15	65.77	3.04	2.86	2.86	(0.15)	6,182	134
Class I
04-30-14	15.77	0.13	•	(0.39)	(0.26)	0.30	1.69	—	1.99	—	13.52	(1.15)	2.19	1.45	1.45	1.93	1,047	25
10-31-13	14.95	0.28		0.81	1.09	0.27	—	—	0.27	—	15.77	7.30	2.31	1.42	1.42	1.81	1,083	148
10-31-12	14.23	0.11	•	0.61	0.72	—	—	—	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60	—	0.88	—	14.31	67.79	1.86	1.68	1.68	1.48	690	134

See Accompanying Notes to Financial Statements

24

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																	Supplemental
		Operations				Less Distributions									Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund (continued)
Class O
04-30-14	15.54	0.11	•	(0.39)	(0.28)	0.26		1.69	—	1.95		—	13.31	(1.31)	2.54	1.70	1.70	1.62	3,808	25
10-31-13	14.74	0.26	•	0.76	1.02	0.22		—	—	0.22		—	15.54	6.93	2.61	1.72	1.72	1.71	4,124	148
10-31-12	14.07	0.12		0.55	0.67	—		—	—	—		—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19		—	—	0.19		—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	14.19	0.07	•	2.24	2.31	0.23		—	—	0.23		—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
10-31-09	9.26	0.11	•	5.70	5.81	0.28		0.60	—	0.88		—	14.19	66.79	2.29	2.11	2.11	0.85	2,966	134
Class W
04-30-14	15.72	0.13	•	(0.39)	(0.26)	0.31		1.69	—	2.00		—	13.46	(1.17)	2.29	1.45	1.45	1.97	33	25
10-31-13	14.94	0.27	•	0.80	1.07	0.29		—	—	0.29		—	15.72	7.19	2.36	1.47	1.47	1.79	28	148
10-31-12	14.23	0.10	•	0.61	0.71	—		—	—	—		—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) -
10-31-11	15.51	0.02		(1.30)	(1.28)	0.00	*	—	—	0.00	*	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
Voya Global Equity Dividend Fund
Class A
04-30-14	12.92	0.22	•	0.67	0.89	0.19		—	—	0.19		—	13.62	6.88	1.40	1.28	1.28	3.36	32,931	23
10-31-13	10.69	0.21	•	2.25	2.46	0.23		—	—	0.23		—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24		0.64	0.88	0.24		—	—	0.24		—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25		—	—	0.25		—	10.05	(0.16)	1.42	1.39	1.39	2.67	33,494	83
10-31-10	9.41	0.26	•	0.89	1.15	0.25		—	—	0.25		—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
10-31-09	8.77	0.26	•	0.62	0.88	0.22		—	0.02	0.24		—	9.41	10.41	1.54	1.40	1.40	3.24	46,871	93
Class B
04-30-14	12.90	0.16	•	0.67	0.83	0.14		—	—	0.14		—	13.59	6.43	2.15	2.03	2.03	2.53	2,199	23
10-31-13	10.66	0.13	•	2.24	2.37	0.13		—	—	0.13		—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15	•	0.64	0.79	0.16		—	—	0.16		—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16		—	—	0.16		—	10.03	(0.86)	2.17	2.14	2.14	1.87	6,108	83
10-31-10	9.38	0.19	•	0.88	1.07	0.17		—	—	0.17		—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58
10-31-09	8.74	0.21		0.61	0.82	0.16		—	0.02	0.18		—	9.38	9.60	2.29	2.15	2.15	2.48	16,147	93
Class C
04-30-14	12.84	0.17	•	0.66	0.83	0.14		—	—	0.14		—	13.53	6.46	2.15	2.03	2.03	2.58	19,196	23
10-31-13	10.62	0.13		2.23	2.36	0.14		—	—	0.14		—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16		0.63	0.79	0.17		—	—	0.17		—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17		—	—	0.17		—	10.00	(0.91)	2.17	2.14	2.14	1.94	21,985	83
10-31-10	9.36	0.19	•	0.89	1.08	0.18		—	—	0.18		—	10.26	11.66	2.13	2.15	2.15	1.92	28,635	58
10-31-09	8.72	0.21		0.61	0.82	0.16		—	0.02	0.18		—	9.36	9.63	2.29	2.15	2.15	2.48	37,687	93

See Accompanying Notes to Financial Statements

25

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																					Supplemental
		operations				Less Distributions										Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class I
04-30-14	12.94	0.23	•	0.67	0.90	0.20		—	—	0.20		—	13.64	6.98		1.05	1.00		1.00		3.56		4,218	23
10-31-13	10.70	0.25	•	2.26	2.51	0.27		—	—	0.27		—	12.94	23.75		1.04	1.01		1.01		2.13		4,313	57
10-31-12	10.06	0.27		0.65	0.92	0.28		—	—	0.28		—	10.70	9.25		1.13	1.03		1.03		2.62		2,929	66
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29		—	—	0.29		—	10.06	0.21		1.03	1.00		1.00		3.21		3,261	83
10-31-10	9.42	0.27	•	0.92	1.19	0.29		—	—	0.29		—	10.32	12.90		0.99	1.01		1.01		2.80		12,390	58
10-31-09	8.78	0.29	•	0.63	0.92	0.26		—	0.02	0.28		—	9.42	10.92		1.07	0.93		0.93		3.61		1,824	93
Class O
04-30-14	12.90	0.22	•	0.66	0.88	0.19		—	—	0.19		—	13.59	6.81		1.40	1.28		1.28		3.35		15,761	23
10-31-13	10.67	0.21	•	2.25	2.46	0.23		—	—	0.23		—	12.90	23.25		1.43	1.36		1.36		1.82		15,313	57
10-31-12	10.03	0.23		0.65	0.88	0.24		—	—	0.24		—	10.67	8.88		1.52	1.42		1.42		2.24		13,618	66
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25		—	—	0.25		—	10.03	(0.16)		1.42	1.39		1.39		2.68		13,358	83
10-31-10	9.40	0.26	•	0.89	1.15	0.26		—	—	0.26		—	10.29	12.41		1.38	1.40		1.40		2.65		14,721	58
10-31-09	8.76	0.26	•	0.62	0.88	0.22		—	0.02	0.24		—	9.40	10.41		1.54	1.40		1.40		3.18		14,920	93
Class W
04-30-14	14.23	0.26	•	0.73	0.99	0.20		—	—	0.20		—	15.02	7.01		1.15	1.03		1.03		3.67		1,335	23
10-31-13	11.74	0.27	•	2.47	2.74	0.25		—	—	0.25		—	14.23	23.60		1.18	1.11		1.11		2.07		1,199	57
10-31-12	11.01	0.29	•	0.70	0.99	0.26		—	—	0.26		—	11.74	9.11		1.27	1.17		1.17		2.53		1,196	66
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25		—	—	0.25		—	11.01	0.00		1.17	1.14		1.14		1.98		1,792	83
10-31-10	10.25	0.31	•	0.98	1.29	0.28		—	—	0.28		—	11.26	12.79		1.13	1.15		1.15		2.87		37,819	58
10-31-09	9.53	0.26	•	0.74	1.00	0.26		—	0.02	0.28		—	10.25	10.92		1.07	0.93		0.93		2.68		21,321	93
Voya Global Natural Resources Fund
Class A
04-30-14	9.90	0.01		0.97	0.98	0.04		—	—	0.04		—	10.84	9.90		1.56	1.52		1.52		0.15		86,025	24
10-31-13	8.90	0.03		0.98	1.01	0.01		—	—	0.01		—	9.90	11.39		1.55	1.55		1.55		0.35		84,189	47
10-31-12	9.39	0.01		(0.50)	(0.49)	0.01		—	—	0.01		0.01	8.90	(5.08	)(a)	1.56	1.56		1.56		0.14		87,916	44
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00	*	—	—	0.00	*	—	9.39	6.63		1.46	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	7.82	0.01		1.00	1.01	0.02		—	—	0.02		—	8.81	12.99		1.53	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	6.74	0.03		1.50	1.53	0.02		0.43	—	0.45		—	7.82	24.38		1.64	1.64	†	1.64	†	0.45	†	99,674	81

See Accompanying Notes to Financial Statements

26

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																			Supplemental
		operations				Less Distributions								Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Natural Resources Fund (continued)
Class I
04-30-14	9.97	0.02	•	0.97	0.99	0.07	—	—	0.07	—	10.89	10.03		1.22	1.22		1.22		0.43		4,381	24
10-31-13	8.98	0.06		0.98	1.04	0.05	—	—	0.05	—	9.97	11.72		1.21	1.21		1.21		0.66		4,282	47
10-31-12	9.43	0.05		(0.49)	(0.44)	0.02	—	—	0.02	0.01	8.98	(4.60	)(a)	1.17	1.17		1.17		0.50		4,459	44
10-31-11	8.82	0.03		0.59	0.62	0.01	—	—	0.01	—	9.43	7.04		1.13	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—	0.06	—	8.82	13.43		1.11	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—	0.49	—	7.83	25.10		1.19	1.19	†	1.19	†	0.68	†	510	81
Class W
04-30-14	12.56	0.02	•	1.23	1.25	0.06	—	—	0.06	—	13.75	10.01		1.31	1.27		1.27		0.39		1,234	24
10-31-13	11.27	0.07		1.24	1.31	0.02	—	—	0.02	—	12.56	11.66		1.30	1.30		1.30		0.58		1,106	47
10-31-12	11.86	0.05	•	(0.63)	(0.58)	0.02	—	—	0.02	0.01	11.27	(4.84	)(a)	1.31	1.31		1.31		0.39		1,100	44
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—	0.01	—	11.86	6.91		1.21	1.21	†	1.21	†	0.20	†	1,741	73
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	11.10	13.17		1.28	1.28	†	1.28	†	0.36	†	378	57
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—	0.49	—	9.86	24.84		1.19	1.19	†	1.19	†	0.64	†	186	81
Voya Global Opportunities Fund
Class A
04-30-14	16.44	0.04	•	0.70	0.74	0.03	—	—	0.03	—	17.15	4.53		1.85	1.40		1.40		0.47		20,101	22
10-31-13	13.86	0.07		2.57	2.64	0.06	—	—	0.06	—	16.44	19.10		1.84	1.40		1.40		0.42		21,270	42
10-31-12	13.21	0.09		0.56	0.65	—	—	—	—	—	13.86	4.92		1.81	1.50		1.50		0.57		23,027	35
10-31-11	14.07	0.01		(0.55)	(0.54)	0.32	—	—	0.32	—	13.21	(3.96)		1.72	1.51		1.51		0.13		30,587	67
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—	—	—	14.07	9.49		1.84	1.63		1.63		0.39		55,541	156
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—	0.45	—	12.85	14.38		1.78	1.70	†	1.70	†	1.13	†	93,829	176
Class B
04-30-14	15.54	(0.03	)•	0.68	0.65	—	—	—	—	—	16.19	4.18		2.60	2.15		2.15		(0.32)		1,309	22
10-31-13	13.15	(0.04)		2.43	2.39	—	—	—	—	—	15.54	18.17		2.59	2.15		2.15		(0.35)		1,695	42
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—	—	—	13.15	4.20		2.56	2.25		2.25		(0.20)		2,691	35
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.78)		2.47	2.26		2.26		(0.63)		4,793	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	13.44	8.74		2.59	2.38		2.38		(0.35)		9,094	156
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—	0.30	—	12.36	13.42		2.53	2.45	†	2.45	†	0.38	†	14,077	176

See Accompanying Notes to Financial Statements

27

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																	Supplemental
		operations				Less Distributions							Ratios to average net assets						Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Global Opportunities Fund (continued)
Class C
04-30-14	15.55	(0.02	)•	0.66	0.64	—	—	—	—	—	16.19	4.12	2.60	2.15		2.15		(0.29)	15,281	22
10-31-13	13.15	(0.04)		2.44	2.40	—	—	—	—	—	15.55	18.25	2.59	2.15		2.15		(0.32)	16,697	42
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—	—	—	13.15	4.20	2.56	2.25		2.25		(0.18)	19,124	35
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.76)	2.47	2.26		2.26		(0.63)	25,973	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)	49,256	156
10-31-09	11.21	0.04•		1.43	1.47	0.32	—	—	0.32	—	12.36	13.43	2.53	2.45	†	2.45	†	0.38 †	76,677	176
Class I
04-30-14	16.88	0.07	•	0.73	0.80	0.06	—	—	0.06	—	17.62	4.76	1.59	1.05		1.05		0.80	2,288	22
10-31-13	14.23	0.12		2.64	2.76	0.11	—	—	0.11	—	16.88	19.50	1.65	1.05		1.05		0.79	2,385	42
10-31-12	13.50	0.14	•	0.59	0.73	—	—	—	—	—	14.23	5.41	1.45	1.05		1.05		1.01	2,562	35
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.40	—	—	0.40	—	13.50	(3.55)	1.41	1.06		1.06		0.59	4,117	67
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—	—	—	14.38	9.94	1.38	1.31		1.31		0.94	9,467	156
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—	0.54	—	13.08	14.82	1.33	1.31	†	1.31	†	1.44 †	65,256	176
Class W
04-30-14	18.07	0.07	•	0.78	0.85	0.05	—	—	0.05	—	18.87	4.70	1.60	1.15		1.15		0.73	62	22
10-31-13	15.23	0.09		2.84	2.93	0.09	—	—	0.09	—	18.07	19.35	1.59	1.15		1.15		0.59	55	42
10-31-12	14.47	0.09		0.67	0.76	—	—	—	—	—	15.23	5.25	1.56	1.25		1.25		0.67	111	35
10-31-11	15.36	0.03	•	(0.62)	(0.59)	0.30	—	—	0.30	—	14.47	(3.94)	1.47	1.26		1.26		0.20	94	67
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—	—	—	15.36	9.87	1.59	1.38		1.38		0.68	1,486	156
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—	—	0.54	—	13.98	14.79	1.33	1.31	†	1.31	†	1.47 †	566	176
Voya International Core Fund
Class I
04-30-14	11.10	0.04	•	0.41	0.45	0.25	0.03	—	0.28	—	11.27	4.17	1.10	0.95		0.95		0.67	258,626	38
10-31-13	9.35	0.15	•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95		0.95		1.46	395,204	100
10-31-12	8.83	0.12		0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95		0.95		1.46	405,163	71
02-08-11(4) -
10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95		0.95		1.56	349,613	57
Class W
04-30-14	11.09	0.05	•	0.41	0.46	0.25	0.03	—	0.28	—	11.27	4.27	1.10	0.95		0.95		0.85	22,089	38
10-31-13	9.35	0.15	•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95		0.95		1.44	14,343	100
08-07-12(4) -
10-31-12	9.08	0.01	•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95		0.95		0.53	4,967	71

See Accompanying Notes to Financial Statements

28

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																	Supplemental
		operations				Less Distributions									Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-14	11.76	0.01		(0.54)	(0.53)	0.09		—	—	0.09		—	11.14	(4.51)	1.78	1.60	1.60	0.12	37,133	43
10-31-13	10.75	0.09	•	1.08	1.17	0.01		0.15	—	0.16		—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11	•	0.06	0.17	0.11		0.05	—	0.16		—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) -
10-31-11	10.00	(0.00	)*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
04-30-14	11.65	(0.04	)•	(0.53)	(0.57)	—		—	—	—		—	11.08	(4.89)	2.53	2.35	2.35	(0.66)	663	43
10-31-13	10.72	0.01		1.07	1.08	—		0.15	—	0.15		—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) -
10-31-12	10.04	0.01		0.67	0.68	—		—	—	—		—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
04-30-14	11.65	(0.03	)•	(0.54)	(0.57)	0.00	*	—	—	0.00	*	—	11.08	(4.86)	2.53	2.35	2.35	(0.63)	7,003	43
10-31-13	10.72	0.02		1.06	1.08	—		0.15	—	0.15		—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03	•	0.07	0.10	0.06		0.05	—	0.11		—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) -
10-31-11	10.00	(0.00	)*	0.73	0.73	—		—	—	—		—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
04-30-14	11.82	0.03	•	(0.54)	(0.51)	0.13		—	—	0.13		—	11.18	(4.32)	1.29	1.25	1.25	0.46	168,190	43
10-31-13	10.78	0.14		1.07	1.21	0.02		0.15	—	0.17		—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12	•	0.09	0.21	0.12		0.05	—	0.17		—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
04-30-14	11.75	(0.01)		(0.53)	(0.54)	0.12		—	—	0.12		—	11.09	(4.61)	2.03	1.85	1.85	(0.10)	26	43
10-31-13	10.75	0.04	•	1.11	1.15	—		0.15	—	0.15		—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10		0.04	0.14	0.08		0.05	—	0.13		—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
04-30-14	11.80	0.02	•	(0.53)	(0.51)	0.13		—	—	0.13		—	11.16	(4.36)	1.53	1.35	1.35	0.45	22,872	43
10-31-13	10.77	0.15	•	1.05	1.20	0.02		0.15	—	0.17		—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18	•	0.02	0.20	0.12		0.05	—	0.17		—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.52	1.25	1.25	0.69	3	1

See Accompanying Notes to Financial Statements

29

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Equity Fund
Class I
04-30-14	11.88	0.17	•	0.20	0.37	0.12	0.01	—	0.13	—	12.12	3.22	0.97	0.97	0.97	2.91	496,793	21
10-31-13	9.87	0.10	•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15		0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) -
10-31-11	10.00	0.15		(0.85)	(0.70)	—	—	—	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Natural Resources would have been (5.14)%, (4.67)% and (4.90)% on Classes A, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (formerly, ING Mutual Funds) (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Emerging Markets Equity Dividend, Global Equity Dividend, Global Natural Resources, Global Opportunities, International Core, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. Each Fund (except Global Natural Resources) is a diversified series of the Trust. Global Natural Resources is a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Natural Resources. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as administrator to each Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter for each Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their

31

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or

32

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.   Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.   Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.   Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level

33

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of April 30, 2014, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $81,747 which represents the unrealized appreciation on forward foreign currency contracts. No collateral was pledged by the counterparty to the Fund as of April 30, 2014.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their

34

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Multi-Manager International Equity had a liability position of $171,790 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2014, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any collateral as of April 30, 2014.

E. Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2014, International Core, Multi-Manger Emerging Markets Equity and Multi-Manager International Equity had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
International Core	$15,723,371	$30,775,769
Multi-Manager Emerging Markets Equity	165,082	—
Multi-Manager International Equity	40,679,765	40,596,169

The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following each Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2014 for Multi-Manager International Equity. There were no open forward foreign currency contracts for

International Core or Multi-Manager Emerging Markets Equity at April 30, 2014.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gains, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 331∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of

35

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Markets Equity Dividend	$5,383,580	$7,993,408
Global Equity Dividend	16,817,915	19,999,088
Global Natural Resources	20,698,641	27,217,854
Global Opportunities	8,696,511	13,161,381
International Core	111,423,897	246,718,916
Multi-Manager Emerging Markets Equity	108,173,052	108,287,629
Multi-Manager International Equity	232,156,331	88,772,787

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average
Fund	Daily Net Assets
Emerging Markets Equity Dividend	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% thereafter

Global Equity Dividend	0.70%

Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter

Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter

International Core	0.75%

Multi-Manager Emerging Markets Equity	1.00%

Multi-Manager International Equity(1)	0.75%

(1)	The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Equity. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this contractual waiver requires approval by the Board.

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Equity. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. For the period ended April 30, 2014, the Investment Adviser waived $34,754 in advisory fees for Multi-Manager International Equity.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each Fund is as follows (* denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Emerging Markets Equity Dividend	ING Investment Management Advisors B.V.*

Global Equity Dividend	ING Investment Management Advisors B.V.*

Global Natural Resources	Voya Investment Management Co. LLC*

Global Opportunities	ING Investment Management Advisors B.V.*

International Core(1)	Wellington Management Company, LLP

Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Investments Fund Advisers

Multi-Manager International Equity	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.

(1)	Effective close of business on November 22, 2013, Thornburg Investment Management, Inc. was removed as a sub-adviser.

36

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

VFS serves as Administrator to each Fund and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity Dividend	$935	$—
Global Equity Dividend	2,351	—
Global Natural Resources	3,053	—

	Class A	Class C
Global Opportunities	829	—
Multi-Manager Emerging Markets Equity	1,241	—
Contingent Deferred Sales Charges:
Emerging Markets Equity Dividend	$—	$74
Global Equity Dividend	—	465
Global Opportunities	—	119
Multi-Manager Emerging Markets Equity	—	46

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2014, the following affiliated investment companies owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Multi-Manager Emerging Markets Equity	5.82%
Voya Diversified International Fund	International Core	7.09
	Multi-Manager International Equity	6.19
Voya Solution 2015 Portfolio	International Core	6.69
	Multi-Manager International Equity	5.05
Voya Solution 2025 Portfolio	International Core	19.79
	Multi-Manager Emerging Markets Equity	5.13
	Multi-Manager International Equity	13.65
Voya Solution 2035 Portfolio	International Core	26.28
	Multi-Manager Emerging Markets Equity	18.79
	Multi-Manager International Equity	18.48
Voya Solution 2045 Portfolio	International Core	20.37
	Multi-Manager Emerging Markets Equity	13.07
	Multi-Manager International Equity	14.76

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because a certain Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a

37

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2014, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Emerging Markets Equity Dividend	Custody	$26,026
Global Equity Dividend	Custody	21,741
	Shareholder Reporting	11,083
International Core	Custody	226,838

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%

	Class	Class	Class	Class	Class	Class	Class
Fund	A	B	C	I	O	R	W
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

Pursuant to side letter agreements, through March 1, 2015, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreements have been terminated.

	Class	Class	Class	Class	Class	Class	Class
Fund	A	B	C	I	O	R	W
Global Equity Dividend(1)(2)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Global Natural Resources(1)(3)	1.50%	N/A	N/A	1.25%	N/A	N/A	1.25%
Global Opportunities(1)	1.40%	2.15%	2.15%	1.05%	N/A	N/A	1.15%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	Prior to January 1, 2014, the side letter agreement for Global Equity Dividend limited operating expenses to 1.35%, 2.10%, 2.10%, 1.10%, 1.35%, and 1.10% for Class A, Class B, Class C, Class I, Class O, and Class W, respectively.
(3)	Prior to January 1, 2014, the side letter agreement for Global Natural Resources limited operating expenses to 1.60%, 1.35%, and 1.35% for Class A, Class I, and Class W, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

38

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of April 30, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2015	2016	2017	Total
Emerging Market Equity Dividend	$—	$22,367	$186,111	$208,478
Global Equity Dividend	28,734	92,924	16,635	138,293
Global Opportunities	53,568	251,230	155,940	460,738
International Core	193,774	48,645	342,599	585,018
Multi-Manager Emerging Market Equity	162,231	168,741	125,841	456,813
Multi-Manager International Equity	24,085	—	—	24,085

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2014, are as follows:

	April 30,
	2015	2016	2017	Total
Emerging Markets Equity Dividend
Class I	$—	$—	$500	$500
Global Equity Dividend
Class A	—	—	22,195	22,195
Class B	—	—	2,077	2,077
Class C	—	—	13,866	13,866
Class O			10,687	10,687
Class W	—	—	1,069	1,069
Global Natural Resources
Class A	—	—	16,947	16,947
Class W	—	—	242	242
Global Opportunities
Class I	7,716	4,361	2,319	14,396

	April 30,
	2015	2016	2017	Total
Multi-Manager Emerging Markets Equity
Class A	—	28,200	43,312	71,512
Class B	—	611	858	1,469
Class C	—	5,025	8,007	13,032
Class R	—	—	22	22
Class W	—	4,936	18,207	23,143

The expense limitation agreements are contractual through March 1, 2015 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2014:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance For	For Days
Fund	Utilized	Days Utilized	Utilized
International Core	2	$530,000	1.08%
Multi-Manager Emerging Markets Equity	21	7,495,571	1.08

39

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

							Proceeds
		Shares			Net increase		from
		issued	Reinvestment		(decrease)		shares	Reinvestment
	Shares	in	of	Shares	in shares	Shares	issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend
Class A
4/30/2014	42,993	—	142,048	(257,305)	(72,264)	601,804	—	1,843,780	(3,427,697)	(982,113)
10/31/2013	221,161	—	15,591	(479,068)	(242,316)	3,325,002	—	239,634	(7,223,948)	(3,659,312)
Class B
4/30/2014	367	—	8,336	(10,713)	(2,010)	4,698	—	106,783	(147,652)	(36,171)
10/31/2013	1,481	—	486	(32,200)	(30,233)	22,999	—	7,365	(471,867)	(441,503)
Class C
4/30/2014	11,276	—	21,478	(28,945)	3,809	152,411	—	274,278	(386,611)	40,078
10/31/2013	26,208	—	1,155	(57,711)	(30,348)	393,519	—	17,484	(850,200)	(439,197)
Class I
4/30/2014	12,129	—	7,367	(10,722)	8,774	160,625	—	95,996	(145,668)	110,953
10/31/2013	46,465	—	1,803	(89,652)	(41,384)	725,182	—	27,784	(1,361,220)	(608,254)
Class O
4/30/2014	64,967	—	23	(44,328)	20,662	847,770	—	290	(587,074)	260,986
10/31/2013	65,710	—	2	(83,536)	(17,824)	989,328	—	31	(1,252,731)	(263,372)
Class W
4/30/2014	397	—	276	—	673	5,000	—	3,580	—	8,580
10/31/2013	549	—	23	(194)	378	8,091	—	351	(3,012)	5,430
Global Equity Dividend
Class A
4/30/2014	105,031	—	29,259	(195,623)	(61,333)	1,371,121	—	393,358	(2,572,965)	(808,486)
10/31/2013	314,727	—	41,528	(704,722)	(348,467)	3,719,640	—	488,614	(8,021,337)	(3,813,083)
Class B
4/30/2014	217	—	1,344	(40,792)	(39,231)	2,916	—	18,068	(531,264)	(510,280)
10/31/2013	3,540	—	2,292	(185,804)	(179,972)	42,927	—	26,889	(2,168,782)	(2,098,966)
Class C
4/30/2014	37,093	—	10,401	(173,532)	(126,038)	482,405	—	139,233	(2,256,159)	(1,634,521)
10/31/2013	156,673	—	13,372	(407,652)	(237,607)	1,826,702	—	156,651	(4,706,029)	(2,722,676)
Class I
4/30/2014	45,998	—	2,767	(72,925)	(24,160)	606,162	—	37,249	(955,900)	(312,489)
10/31/2013	167,013	—	3,875	(111,202)	59,686	2,021,583	—	45,771	(1,291,839)	775,515
Class O
4/30/2014	57,874	—	460	(86,211)	(27,877)	764,024	—	6,172	(1,134,456)	(364,260)
10/31/2013	139,737	—	690	(229,772)	(89,345)	1,633,732	—	8,099	(2,699,385)	(1,057,554)
Class W
4/30/2014	9,663	—	1,180	(6,240)	4,603	137,068	—	17,489	(90,865)	63,692
10/31/2013	2,568	—	1,632	(21,805)	(17,605)	35,425	—	21,101	(268,741)	(212,215)
Global Natural Resources
Class A
4/30/2014	108,623	—	28,774	(706,771)	(569,374)	1,082,288	—	273,064	(7,117,734)	(5,762,382)
10/31/2013	676,044	—	12,167	(2,058,946)	(1,370,735)	6,107,241	—	106,582	(18,720,844)	(12,507,021)

40

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

							Proceeds
		Shares			Net increase		from
		issued	Reinvestment		(decrease)		shares	Reinvestment
	Shares	in	of	Shares	in shares	Shares	issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Natural Resources (continued)
Class I
4/30/2014	52,251	—	1,057	(80,673)	(27,365)	509,245	—	10,075	(838,005)	(318,685)
10/31/2013	241,781	—	1,569	(310,544)	(67,194)	2,248,788	—	13,806	(2,798,676)	(536,082)
Class W
4/30/2014	5,829	—	452	(4,663)	1,618	71,971	—	5,434	(60,041)	17,364
10/31/2013	24,451	—	176	(34,115)	(9,488)	282,371	—	1,956	(393,284)	(108,957)
Global Opportunities
Class A
4/30/2014	44,237	—	2,321	(168,124)	(121,566)	739,624	—	37,230	(2,798,608)	(2,021,754)
10/31/2013	89,537	—	5,883	(462,851)	(367,431)	1,330,107	—	84,241	(6,873,104)	(5,458,756)
Class B
4/30/2014	2	—	—	(28,142)	(28,140)	24	—	—	(440,746)	(440,722)
10/31/2013	728	—	—	(96,328)	(95,600)	10,237	—	—	(1,367,784)	(1,357,547)
Class C
4/30/2014	15,913	—	—	(146,017)	(130,104)	248,309	—	—	(2,309,118)	(2,060,809)
10/31/2013	13,492	—	—	(393,440)	(379,948)	190,704	—	—	(5,574,178)	(5,383,474)
Class I
4/30/2014	10,724	—	236	(22,363)	(11,403)	183,279	—	3,872	(381,930)	(194,779)
10/31/2013	26,300	—	578	(65,658)	(38,780)	408,745	—	8,478	(1,001,705)	(584,482)
Class W
4/30/2014	733	—	9	(505)	237	12,977	—	160	(9,249)	3,888
10/31/2013	—	—	40	(4,270)	(4,230)	—	—	634	(70,345)	(69,711)
International Core
Class I
4/30/2014	7,782,014	—	682,384	(21,122,352)	(12,657,954)	85,668,200	—	7,349,281	(231,585,207)	(138,567,726)
10/31/2013	9,687,258	—	571,215	(17,959,864)	(7,701,391)	97,026,632	—	5,489,415	(181,988,061)	(79,472,014)
Class W
4/30/2014	809,547	—	38,464	(180,185)	667,826	8,948,199	—	414,255	(1,994,115)	7,368,339
10/31/2013	1,262,200	—	8,529	(508,914)	761,815	12,782,377	—	81,882	(5,139,927)	7,724,332
Multi-Manager Emerging Markets Equity
Class A
4/30/2014	52,123	—	26,211	(290,703)	(212,369)	575,598	—	293,828	(3,207,335)	(2,337,909)
10/31/2013	95,546	—	64,174	(1,568,544)	(1,408,824)	1,070,305	—	717,461	(17,802,429)	(16,014,663)
Class B
4/30/2014	188	—	—	(16,617)	(16,429)	2,079	—	—	(182,319)	(180,240)
10/31/2013	536	—	1,097	(32,207)	(30,574)	6,083	—	12,227	(361,232)	(342,922)
Class C
4/30/2014	16,193	—	200	(80,614)	(64,221)	178,524	—	2,240	(882,731)	(701,967)
10/31/2013	66,712	—	9,196	(187,623)	(111,715)	745,304	—	102,538	(2,090,720)	(1,242,878)
Class I
4/30/2014	7,725,909	—	174,005	(7,776,403)	123,511	83,412,666	—	1,954,076	(85,058,732)	308,010
10/31/2013	3,668,408	—	220,156	(4,072,807)	(184,243)	40,647,965	—	2,465,745	(45,760,534)	(2,646,824)

41

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

								Proceeds
		Shares				Net increase		from
		issued	Reinvestment			(decrease)		shares	Reinvestment
	Shares	in	of		Shares	in shares	Shares	issued in	of		Shares	Net increase
	sold	merger	distributions		redeemed	outstanding	sold	merger	distributions		redeemed	(decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)		($)	($)
Multi-Manager Emerging Markets Equity (continued)
Class R
4/30/2014	309	—	—		(74)	235	3,420	—	—		(795)	2,625
10/31/2013	1,844	—	—	*	(1)	1,843	21,075	—	—	*	(12)	21,063
Class W
4/30/2014	834,993	—	16,929		(159,516)	692,406	9,265,900	—	189,936		(1,779,587)	7,676,249
10/31/2013	1,174,384	—	11,839		(549,179)	637,044	13,195,142	—	132,601		(6,325,030)	7,002,713
Multi-Manager International Equity
Class I
4/30/2014	15,717,318	—	335,950		(3,578,323)	12,474,945	183,215,836	—	3,875,040		(42,200,915)	144,889,961
10/31/2013	17,326,841	—	263,814		(5,759,858)	11,830,797	180,166,884	—	2,651,332		(62,596,080)	120,222,136

*   Share amount is less than 0.500 or $0.50.

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (International Core, Multi-Manager Emerging Markets Equity, and Multi-Manager International Equity). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by Fund and will attempt to minimize any adverse effects on the Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Natural Resources). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least

42

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2014:

Global Opportunities
	Securities	Cash
	Loaned	Collateral	Net
Counterparty	at Value	Received(1)	Amount
Deutsche Bank Securities	$219,764	$(219,764)	$—
HSBC Bank PLC	114,940	(114,940)	—
JPMorgan Clearing Corp.	43,644	(43,644)	—
Morgan Stanley & Co. LLC	58,378	(58,378)	—
UBS AG	131,227	(131,227)	—
Total	$567,953	$(567,953)	$—

(1)	Collateral with a fair value of $585,231 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
Multi-Manager Emerging Markets Equity
	Securities	Cash
	Loaned	Collateral	Net
Counterparty	at Value	Received(1)	Amount
Barclays Capital Inc.	$21,183	$(21,183)	$—
Citigroup Global Markets	48,362	(48,362)	—
Credit Suisse Securities USA	22,927	(22,927)	—
Deutsche Bank Securities	81,969	(81,969)	—
Goldman Sachs & Company	802,540	(802,540)	—
HSBC Bank PLC	211,527	(211,527)	—
Morgan Stanley & Co. LLC	1,345,712	(1,345,712)	—
SG Americas Securities, LLC	11,020	(11,020)	—
Total	$2,545,240	$(2,545,240)	$—

(1)	Collateral with a fair value of $2,663,051 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
	Securities	Cash
	Loaned	Collateral	Net
Counterparty	at Value	Received(1)	Amount
BMO Capital Markets	$41,687	$(41,687)	$—
Barclays Capital Inc.	2,030	(2,030)	—
Citigroup Global Markets	2,071,974	(2,071,974)	—
Credit Suisse Securities USA	388,895	(388,895)	—
Deutsche Bank Securities	588,708	(588,708)	—
Goldman Sachs & Company	1,678,933	(1,678,933)	—
JPMorgan Clearing Corp.	40,600	(40,600)	—
Merrill Lynch	3,654	(3,654)	—
Morgan Stanley & Co. LLC	1,161,854	(1,161,854)	—
National Financial Services	262,653	(262,653)	—
Nomura Securities
International, Inc.	1,928,742	(1,928,742)	—
UBS AG	464,238	(464,238)	—
Total	$8,633,968	$(8,633,968)	$—

(1)	Collateral with a fair value of $9,032,279 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive

43

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Emerging Markets Equity Dividend	$688,271	$2,271,713	$382,917	$—
Global Equity Dividend	966,477	—	1,196,021	—
Global Natural Resources	333,365	—	147,245	—
Global Opportunities	49,200	—	112,784	—
International Core	7,001,796	761,740	5,571,297	—
Multi-Manager Emerging Markets Equity	2,467,100	—	760,868	2,751,276
Multi-Manager International Equity	3,875,040	—	2,651,332	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity Dividend	$688,258	$2,271,683	$490,621	$—	—	—
Global Equity Dividend	—	—	10,320,112	(5,673,656)	Short-term	2016
				(71,676,150)	Short-term	2017
				$(77,349,806)
Global Natural Resources	260,650	—	15,639,630	(14,439,138)	Short-term	2017
				(81,396)	Long-term	None
				$(14,520,534)
Global Opportunities	48,233	—	6,672,920	(25,591,068)	Short-term	2016
				(80,200,325)	Short-term	2017
				$(105,791,393)
International Core	7,001,459	760,463	46,441,970	—	—	—
Multi-Manager Emerging Markets Equity	2,467,006	—	15,753,533	(20,055,457)	Short-term	2015
				(41,200,730)	Short-term	2016
				$(61,256,187)
Multi-Manager International Equity	3,598,588	—	48,806,246	—	—	—

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of April 30, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

44

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following Fund received:

Global Natural Resources	$ 72,582

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the

45

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 16 — SUBSEQUENT EVENTS

On May 22, 2014, the Board approved a proposal to reorganize Global Opportunities (the “Disappearing Fund”), with and into Global Equity Dividend (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about October 23, 2014. If shareholder approval is obtained, it is expected that the reorganization will take place on or about November 7, 2014.

Effective May 23, 2014, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

46

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	AS OF APRIL 30, 2014 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 94.3%
		Brazil: 10.4%
38,199		Banco Santander Brasil S.A.	$254,917	1.2
47,092		BM&F Bovespa S.A.	240,344	1.2
26,158		Cia de Saneamento Basico do
		Estado de Sao Paulo	248,118	1.2
32,933		Cia Energetica de Minas Gerais ADR	248,315	1.2
17,337		Itau Unibanco Holding S.A.	285,121	1.4
23,223		Petroleo Brasileiro SA ADR	343,700	1.7
12,530		Telefonica Brasil SA	263,665	1.3
15,250		Other Securities	238,868	1.2
			2,123,048	10.4
		Chile: 2.7%
10,686		Banco Santander Chile ADR	259,349	1.3
18,305		Enersis SA ADR	294,711	1.4
			554,060	2.7
		China: 19.8%
87,000		BOC Hong Kong Holdings Ltd.	255,273	1.2
456,000		China Communications Services Corp., Ltd.	231,411	1.1
525,960		China Construction Bank	364,161	1.8
24,500		China Mobile Ltd.	233,203	1.1
320,600		China Petroleum & Chemical Corp.	284,615	1.4
164,000		China Resources Power Holdings Co.	412,191	2.0
596,000		China Shanshui Cement Group Ltd.	230,548	1.1
149,000		CNOOC Ltd.	246,274	1.2
592,005		Industrial and Commercial Bank of China Ltd.	353,734	1.7
147,000	@,X	Real Gold Mining Ltd.	23,701	0.1
77,000		Shanghai Industrial Holdings Ltd.	238,966	1.2
296,000		Zhejiang Expressway Co., Ltd.	256,120	1.3
1,362,343		Other Securities	925,669	4.6
			4,055,866	19.8
		Czech Republic: 2.2%
7,702		CEZ A/S	231,789	1.1
980		Komercni Banka AS	225,964	1.1
			457,753	2.2
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Egypt: 0.1%
4,385	Other Securities	$16,303	0.1
	Hong Kong: 3.6%
53,922	AIA Group Ltd.	262,255	1.3
95,000	Hang Lung Properties Ltd.	283,352	1.4
2,560,000	Other Securities	191,970	0.9
		737,577	3.6
	Hungary: 0.6%
88,445	Other Securities	126,183	0.6
	India: 5.8%
58,971	Coal India Ltd.	285,775	1.4
119,260	NTPC Ltd.	230,145	1.1
48,400	Oil & Natural Gas Corp., Ltd.	261,265	1.3
95,492	Other Securities	416,367	2.0
		1,193,552	5.8
	Indonesia: 1.3%
440,500	Indofood Sukses Makmur Tbk PT	269,468	1.3
	Malaysia: 2.5%
203,754	Berjaya Sports Toto BHD	242,753	1.2
143,400	IJM Corp. Bhd	280,589	1.3
		523,342	2.5
	Mexico: 1.3%
8,757	Southern Copper Corp.	263,936	1.3
	Panama: 1.0%
8,362	Banco Latinoamericano de Comercio Exterior SA	215,071	1.0
	Poland: 3.6%
1,851	Powszechny Zaklad Ubezpieczen SA	262,566	2.3
60,424	Other Securities	471,031	2.3
		733,597	3.6
	Qatar: 1.8%
13,145	Commercial Bank of Qatar	246,856	1.2
2,373	Other Securities	116,253	0.6
		363,109	1.8
	Russia: 6.7%
46,449	Gazprom OAO ADR	334,990	1.6
4,406	Lukoil OAO	232,847	1.1
36,740	Mobile Telesystems OJSC	266,760	1.3

See Accompanying Notes to Financial Statements

47

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Russia: (continued)
130,806		Other Securities	$544,341	2.7
			1,378,938	6.7
		Singapore: 2.3%
107,000		First Resources Ltd.	219,748	1.1
14,000		United Overseas Bank Ltd.	243,672	1.2
			463,420	2.3
		South Africa: 5.5%
11,797		MTN Group Ltd.	236,669	1.2
94,174		PPC Ltd.	274,001	1.3
23,649		Standard Bank Group Ltd.	310,723	1.5
25,788		Other Securities	309,824	1.5
			1,131,217	5.5
		South Korea: 12.2%
12,910		Hite Jinro Co. Ltd.	313,028	1.5
9,400		Hyundai Marine & Fire Insurance Co., Ltd.	275,791	1.3
850		Hyundai Motor Co.	107,223	0.5
1,543		Hyundai Motor Co.- Series 2	216,612	1.1
8,600		Kangwon Land, Inc.	248,755	1.2
7,313		KB Financial Group, Inc.	250,169	1.2
3,526		KT&G Corp.	282,544	1.4
941		POSCO	277,998	1.4
6,330		Shinhan Financial Group Co., Ltd.	276,295	1.4
2,124		SK Innovation Co. Ltd.	243,324	1.2
			2,491,739	12.2
		Taiwan: 9.5%
406,338		CTBC Financial Holding Co. Ltd	241,759	1.2
19,093		MediaTek, Inc.	299,187	1.5
336,545		Mega Financial Holdings Co., Ltd.	257,653	1.2
151,000	@	Powertech Technology, Inc.	244,383	1.2
89,000		Quanta Computer, Inc.	244,196	1.2
84,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	330,066	1.6
142,000		TXC Corp.	205,172	1.0
59,000		Other Securities	118,757	0.6
			1,941,173	9.5
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Thailand: 1.4%
29,100	PTT PCL-Foreign	$281,735	1.4
	Total Common Stock
	Cost ($18,577,253)	19,321,087	94.3
PREFERRED STOCK: 3.1%
	Brazil: 2.1%
26,672	Vale SA	316,750	1.5
21,319	Other Securities	128,024	0.6
		444,774	2.1
	Russia: 1.0%
118,649	Sberbank of Russia	200,994	1.0
	Total Preferred Stock
	(Cost $769,407)	645,768	3.1
	Total Investments in Securities
	(Cost $19,346,660)	$19,966,855	97.4
	Assets in Excess of Other
	Liabilities	525,961	2.6
	Net Assets	$20,492,816	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $19,631,583.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,812,426
Gross Unrealized Depreciation	(1,477,154)
Net Unrealized Appreciation	$335,272

See Accompanying Notes to Financial Statements

48

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Percentage of
Sector Diversification	Net Assets
Financials	31.0%
Energy	12.3
Materials	9.5
Utilities	9.5
Information Technology	7.8
Telecommunication Services	7.5
Percentage of
Sector Diversification	Net Assets
Consumer Discretionary	7.2
Industrials	6.4
Consumer Staples	5.3
Health Care	0.9
Assets in Excess of Other Liabilities	2.6
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs #	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$2,123,048	$—	$—	$2,123,048
Chile	554,060	—	—	554,060
China	244,471	3,787,694	23,701	4,055,866
Czech Republic	—	457,753	—	457,753
Egypt	16,303	—	—	16,303
Hong Kong	—	737,577	—	737,577
Hungary	—	126,183	—	126,183
India	—	1,193,552	—	1,193,552
Indonesia	—	269,468	—	269,468
Malaysia	—	523,342	—	523,342
Mexico	263,936	—	—	263,936
Panama	215,071	—	—	215,071
Poland	162,350	571,247	—	733,597
Qatar	—	363,109	—	363,109
Russia	493,469	885,469	—	1,378,938
Singapore	—	463,420	—	463,420
South Africa	—	1,131,217	—	1,131,217
South Korea	282,544	2,209,195	—	2,491,739
Taiwan	—	1,941,173	—	1,941,173
Thailand	—	281,735	—	281,735
Total Common Stock	4,355,252	14,942,134	23,701	19,321,087
Preferred Stock	444,774	200,994	—	645,768
Total Investments, at fair value	$4,800,026	$15,143,128	$23,701	$19,966,855

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $1,171,193 and $113,117 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

49

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2014 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.9%
		Australia: 0.7%
82,116		Other Securities	$574,318	0.7
		Brazil: 0.5%
54,197		Other Securities	408,645	0.5
		Canada: 4.6%
8,859		Canadian Imperial Bank of Commerce	789,838	1.1
38,940		Cenovus Energy, Inc.	1,159,975	1.5
31,332		Shaw Communications, Inc. - Class B	758,966	1.0
16,145		TransCanada Corp.	752,417	1.0
			3,461,196	4.6
		France: 6.8%
6,329	@	Casino Guichard Perrachon S.A.	806,461	1.1
12,206		Cie de Saint-Gobain	747,805	1.0
28,034	@	Gaz de France	706,553	1.0
7,395		Sanofi	798,066	1.0
10,023	@	Vinci S.A.	756,799	1.0
27,178		Other Securities	1,311,416	1.7
			5,127,100	6.8
		Germany: 2.5%
16,610		Deutsche Bank AG	731,595	1.0
6,081	@	Siemens AG	802,206	1.0
2,823		Other Securities	392,514	0.5
			1,926,315	2.5
		Hong Kong: 0.5%
58,750		Other Securities	383,934	0.5
		Italy: 1.8%
30,086		ENI S.p.A.	779,206	1.0
26,264		Other Securities	614,086	0.8
			1,393,292	1.8
		Japan: 8.0%
212,600		Mitsubishi UFJ Financial Group, Inc.	1,130,925	1.5
53,600		Mitsui & Co., Ltd.	760,176	1.0
98,800		Nissan Motor Co., Ltd.	852,505	1.1
25,300		Takeda Pharmaceutical Co., Ltd.	1,137,997	1.5

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Japan (continued)
87,900		Other Securities	$2,146,626	2.9
			6,028,229	8.0
		Netherlands: 2.8%
55,400		ArcelorMittal	900,872	1.2
30,751		Royal Dutch Shell PLC	1,216,440	1.6
			2,117,312	2.8
		Singapore: 2.1%
265,000		Singapore Telecommunications Ltd.	811,727	1.1
44,000		United Overseas Bank Ltd.	765,825	1.0
			1,577,552	2.1
		South Korea: 0.5%
17,509		Other Securities	404,283	0.5
		Spain: 1.3%
56,900	@	Telefonica S.A.	954,901	1.3
		Sweden: 2.2%
48,471		Volvo AB - B Shares	767,497	1.0
56,190		Other Securities	891,592	1.2
			1,659,089	2.2
		Switzerland: 6.3%
13,517		Novartis AG	1,175,068	1.6
3,777		Roche Holding AG - Genusschein	1,107,969	1.5
3,969		Zurich Insurance Group AG	1,138,145	1.5
58,814		Other Securities	1,316,493	1.0.8 7
			4,737,675	6.3
		Taiwan: 2.3%
50,700		MediaTek, Inc.	794,469	1.1
45,699		Taiwan Semiconductor
		Manufacturing Co., Ltd. ADR	918,550	1.2
			1,713,019	2.3
		United Kingdom: 11.5%
219,405		Barclays PLC	936,865	1.2
139,556	@	BP PLC	1,178,282	1.6
74,062		HSBC Holdings PLC	756,733	1.0
18,480		Imperial Tobacco Group PLC	798,598	1.1
88,082	@	Rexam PLC	738,469	1.0

See Accompanying Notes to Financial Statements

50

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2014 (Unaudited) (continued)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		United Kingdom (continued)
20,161	@	Rio Tinto PLC	$1,096,102	1.4
330,267		Vodafone Group PLC	1,253,889	1.7
166,464		Other Securities	1,919,573	2.5
			8,678,511	11.5
		United States: 43.5%
19,275		AbbVie, Inc.	1,003,842	1.3
24,000		Altria Group, Inc.	962,640	1.3
17,800		American Electric Power Co., Inc.	957,818	1.3
1,414		Apple, Inc.	834,387	1.1
10,350		Baxter International, Inc.	753,377	1.0
7,416		Caterpillar, Inc.	781,646	1.0
22,365		CenturyTel, Inc.	780,762	1.0
6,368		Chevron Corp.	799,311	1.1
33,169		Cisco Systems, Inc.	766,536	1.0
19,200		Citigroup, Inc.	919,872	1.2
15,482		Dow Chemical Co.	772,552	1.0
15,089		Eli Lilly & Co.	891,760	1.2
11,714		ExxonMobil Corp.	1,199,631	1.6
36,168		Freeport-McMoRan Copper & Gold, Inc.	1,243,094	1.7
42,930		General Electric Co.	1,154,388	1.5
28,992		Intel Corp.	773,796	1.0
11,443		Johnson & Johnson	1,159,061	1.5
15,065		JPMorgan Chase & Co.	843,339	1.1
11,497		McDonald’s Corp.	1,165,566	1.5
21,328		Metlife, Inc.	1,116,521	1.5
28,343		Microsoft Corp.	1,145,057	1.5
24,937		Northeast Utilities	1,178,523	1.6
39,059		Pfizer, Inc.	1,221,765	1.6
8,732		PNC Financial Services Group, Inc.	733,837	1.0
9,454		Procter & Gamble Co.	780,428	1.0
18,362		ProLogis, Inc.	746,048	1.0

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		United States (continued)
17,774	@	Tyco International Ltd.	$726,957	1.0
12,280		VF Corp.	750,185	1.0
142,722		Other Securities	6,780,788	8.9
			32,943,487	43.5
		Total Common Stock (Cost
		$63,949,875)	$74,088,858	97.9
		Assets in Excess of Other
		Liabilities	1,551,322	2.1
		Net Assets	$75,640,180	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $64,237,259.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,117,837
Gross Unrealized Depreciation	(1,266,238)
Net Unrealized Appreciation	$9,851,599

Percentage of
Sector Diversification	Net Assets
Financials	18.0%
Health Care	14.4
Industrials	11.4
Energy	11.2
Information Technology	10.3
Consumer Discretionary	7.6
Consumer Staples	6.9
Materials	6.3
Telecommunication Services	6.1
Utilities	5.7
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	AS OF APRIL 30, 2014 (UNAUDITED) (cONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs #	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$574,318	$—	$574,318
Brazil	408,645	—	—	408,645
Canada	3,461,196	—	—	3,461,196
France	—	5,127,100	—	5,127,100
Germany	—	1,926,315	—	1,926,315
Hong Kong	—	383,934	—	383,934
Italy	—	1,393,292	—	1,393,292
Japan	—	6,028,229	—	6,028,229
Netherlands	—	2,117,312	—	2,117,312
Singapore	—	1,577,552	—	1,577,552
South Korea	404,283	—	—	404,283
Spain	—	954,901	—	954,901
Sweden	—	1,659,089	—	1,659,089
Switzerland	—	4,737,675	—	4,737,675
Taiwan	918,550	794,469	—	1,713,019
United Kingdom	624,985	8,053,526	—	8,678,511
United States	32,588,248	355,239	—	32,943,487
Total Common Stock	38,405,907	35,682,951	—	74,088,858
Total Investments, at fair value	$38,405,907	$35,682,951	$—	$74,088,858

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $771,063 were transferred from Level 2 to Level 1, respectively, within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Natural Resources Fund	as of April 30, 2014 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.8%
		Canada: 12.9%
72,700		Alamos Gold, Inc.	$679,873	0.7
54,200		Barrick Gold Corp.	946,874	1.0
13,300		Calfrac Well Services Ltd.	460,504	0.5
82,000		Canadian Natural Resources Ltd.	3,343,140	3.7
39,400	@	Dominion Diamond Corp.	494,994	0.5
51,408		GoldCorp, Inc.	1,270,806	1.4
30,000	@	MEG Energy Corp.	1,080,060	1.2
35,600		Suncor Energy, Inc.	1,374,160	1.5
38,329		Teck Cominco Ltd. - Class B	872,751	1.0
32,300		Trican Well Services Ltd.	462,671	0.5
144,385		Other Securities	854,845	0.9
			11,840,678	12.9
		China: 0.2%
270,000		Other Securities	179,304	0.2
		Netherlands: 2.6%
10,300	@	LyondellBasell Industries NV - Class A	952,750	1.0
17,973		Royal Dutch Shell PLC - Class A ADR	1,415,194	1.6
			2,367,944	2.6
		Norway: 0.5%
15,800	@	Statoil ASA ADR	481,426	0.5
		Russia: 0.2%
5,802		Other Securities	143,019	0.2
		Switzerland: 0.2%
435		Other Securities	225,468	0.2
		United Kingdom: 1.7%
5,513		Randgold Resources Ltd. ADR	441,426	0.5
20,674	@	Rio Tinto PLC	1,123,993	1.2
			1,565,419	1.7
		United States: 79.5%
36,600		Anadarko Petroleum Corp.	3,624,132	3.9
6,684		Antero Resources Corp.	438,938	0.5
18,400		Basic Energy Services, Inc.	486,128	0.5
23,100		C&J Energy Services, Inc.	694,386	0.8
13,200		Celanese Corp.	810,876	0.9
3,400		CF Industries Holdings, Inc.	833,578	0.9
41,367		Chevron Corp.	5,192,386	5.7
7,700		Cimarex Energy Co.	17,224	1.0
47,500		Cobalt International Energy, Inc.	855,000	0.9

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		United States (continued)
32,800		ConocoPhillips	$2,437,368	2.7
30,500		Consol Energy, Inc.	1,357,555	1.5
9,700	@	Crown Holdings, Inc.	457,549	0.5
24,400		Devon Energy Corp.	1,708,000	1.9
37,000		EOG Resources, Inc.	3,626,000	4.0
78,664		ExxonMobil Corp.	8,055,980	8.8
24,800		Forum Energy Technologies, Inc.	740,528	0.8
67,581		Freeport-McMoRan Copper & Gold, Inc.	2,322,759	2.5
59,628		Halliburton Co.	3,760,738	4.1
28,400		Hess Corp.	2,532,144	2.8
10,300		International Paper Co.	480,495	0.5
43,400		Laredo Petroleum, Inc.	1,268,582	1.4
9,200		Marathon Petroleum Corp.	855,140	0.9
17,600		National Oilwell Varco, Inc.	1,382,128	1.5
30,700	@	Newfield Exploration Co.	1,039,195	1.1
51,300		Occidental Petroleum Corp.	4,911,975	5.4
37,300		Patterson-UTI Energy, Inc.	1,213,369	1.3
40,150		Phillips 66	3,341,283	3.6
21,200		Range Resources Corp.	1,917,540	2.1
6,600		Royal Gold, Inc.	436,920	0.5
73,360		Schlumberger Ltd.	7,449,708	8.1
37,500	@	Stillwater Mining Co	591,750	0.6
29,600		Superior Energy Services	974,432	1.1
3,300		Union Pacific Corp.	628,419	0.7
14,800	@	Unit Corp.	976,060	1.1
28,100		Valero Energy Corp.	1,606,477	1.7
188,626		Other Securities	2,907,561	3.2
			72,832,303	79.5
		Total Common Stock
		(Cost $66,321,813)	89,635,561	97.8
SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
2,076,690		BlackRock Liquidity Funds, TempFund, Institutional Class,
		0.030%††
		(Cost $2,076,690)	2,076,690	2.3
		Total Short-Term Investments
		(Cost $2,076,690)	2,076,690	2.3

See Accompanying Notes to Financial Statements

53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Natural Resources Fund	AS OF APRIL 30, 2014 (UNAUDITED) (cONTINUED)

			Percentage
			of Net
Shares		Value	Assets
	Total Investments in Securities
	(Cost $68,398,503)	$91,712,251	100.1
	Liabilities in Excess of Other
	Assets	(72,460)	(0.1)
	Net Assets	$91,639,791	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2014.
@	Non-income producing security

ADR American Depositary Receipt

Cost for federal income tax purposes is $70,416,647.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,940,696
Gross Unrealized Depreciation	(3,645,092)
Net Unrealized Appreciation	$21,295,604

Percentage of
Industry Diversification	Net Assets
Integrated Oil & Gas	26.3%
Oil & Gas Exploration & Production	18.7
Energy Equipment & Services	10.9
Oil & Gas Equipment & Services	6.5
Oil & Gas Refining & Marketing	5.3
Materials	4.0
Energy	3.9
Metals & Mining	3.7
Oil & Gas	3.6
Gold	2.8
Coal & Consumable Fuels	1.7
Diversified Metals & Mining	1.7
Oil & Gas Services	1.4
Oil & Gas Drilling	1.1
Chemicals	1.0
Mining	1.0
Oil & Gas Services	0.8
Road & Rail	0.7
Precious Metals & Minerals	0.6
Retail	0.5
Paper Products	0.5
Oil & Gas Storage & Transportation	0.5
Fertilizers & Agricultural Chemicals	0.4
Machinery-Diversified	0.2
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs #	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Canada	$11,840,678	$—	$—	$11,840,678
China	—	179,304	—	179,304
Netherlands	2,367,944	—	—	2,367,944
Norway	481,426	—	—	481,426
Russia	143,019	—	—	143,019
Switzerland	—	225,468	—	225,468
United Kingdom	—	1,565,419	—	1,565,419
United States	72,832,303	—	—	72,832,303
Total Common Stock	87,665,370	1,970,191	—	89,635,561
Short-Term Investments	2,076,690	—	—	2,076,690
Total Investments, at fair value	$89,742,060	$1,970,191	$—	$91,712,251

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Opportunities Fund	aS OF APRIL 30, 2014 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.9%
		Brazil: 1.7%
155,790		Other Securities	$673,278	1.7
		Cambodia: 0.4%
168,000		Other Securities	153,083	0.4
		Canada: 3.6%
21,529		Barrick Gold Corp.	376,112	1.0
17,391		GoldCorp, Inc.	429,906	1.1
10,996		Suncor Energy, Inc.	424,169	1.1
16,345		Other Securities	168,960	0.4
			1,399,147	3.6
		China: 3.1%
1,343,233		Other Securities	1,205,490	3.1
		Colombia: 0.5%
11,233		Other Securities	183,348	0.5
		Denmark: 1.0%
8,779		Novo Nordisk A/S	398,444	1.0
		France: 4.3%
15,901	@	AXA S.A.	414,952	1.1
1,684	@	LVMH Moet Hennessy Louis Vuitton S.A.	331,738	0.8
5,365		Sanofi	578,989	1.5
6,266		Other Securities	371,208	0.9
			1,696,887	4.3
		Germany: 1.0%
24,036	@,L	Aixtron AG	382,694	1.0
		Hong Kong: 1.8%
46,000	@	Galaxy Entertainment Group Ltd.	363,132	0.9
1,183,200		Other Securities	349,755	0.9
			712,887	1.8
		India: 1.9%
25,887		Housing Development Finance Corp.	385,964	1.0
44,887		Other Securities	348,484	0.9
			734,448	1.9
		Indonesia: 2.0%
8,958,824		Other Securities	781,842	2.0
		Israel: 0.3%
3,469		Other Securities(a)	121,311	0.3
		Japan: 7.2%
51,600		Astellas Pharma, Inc.	575,314	1.5
14,000		Mitsubishi Estate Co., Ltd.	317,665	0.8
11,000		Mitsui Fudosan Co., Ltd.	325,619	0.9
61,500		Resona Holdings, Inc.	314,450	0.8
10,300		Toyota Motor Corp.	556,490	1.4

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Japan: (continued)
29,100		Other Securities	$705,061	1.8
			2,794,599	7.2
		Malaysia: 0.3%
164,800		Other Securities	112,131	0.3
		Netherlands: 5.9%
14,712		Royal Dutch Shell PLC	581,973	1.5
28,315	@	Unilever NV	1,214,178	3.1
14,564		Other Securities	499,423	1.3
			2,295,574	5.9
		Norway: 0.7%
12,119		Other Securities	284,761	0.7
		Philippines: 0.4%
43,490		Other Securities	142,811	0.4
		Russia: 0.9%
30,419		Other Securities	339,210	0.9
		Singapore: 0.9%
47,000		Oversea-Chinese Banking Corp.	362,473	0.9
		South Korea: 1.9%
394		Samsung Electronics Co., Ltd.	513,761	1.3
9,606		Other Securities	239,264	0.6
			753,025	1.9
		Switzerland: 4.5%
14,143		Novartis AG	1,229,488	3.1
6,158		Other Securities	535,293	1.4
			1,764,781	4.5
		Taiwan: 0.3%
24,000		Other Securities	129,035	0.3
		United Kingdom: 13.0%
8,683		British American Tobacco PLC	501,397	1.3
80,198		HSBC Holdings PLC	819,429	2.1
15,945		Imperial Tobacco Group PLC	689,050	1.8
8,531		Shire PLC	487,902	1.2
57,508		Standard Chartered PLC	1,245,458	3.2
66,861		Telecity Group PLC	810,914	2.1
18,176		Other Securities	521,684	1.3
			5,075,834	13.0
		United States: 40.3%
9,798		AbbVie, Inc.	510,280	1.3
6,927		Amgen, Inc.	774,092	2.0
1,318		Apple, Inc.	777,739	2.0
1,694		CF Industries Holdings, Inc.	415,318	1.1
17,876		Citigroup, Inc.	856,439	2.2

See Accompanying Notes to Financial Statements

55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Opportunities Fund	as of April 30, 2014 (unaudited) (continued)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		United States: (continued)
6,430	@	eBay, Inc.	$333,267	0.9
17,378		EMC Corp.	448,352	1.1
4,201	@	Equinix, Inc.	788,990	2.0
7,695		Estee Lauder Cos., Inc.	558,426	1.4
7,248		ExxonMobil Corp.	742,268	1.9
4,379	@	Gilead Sciences, Inc.	343,708	0.9
13,883		KBR, Inc.	352,212	0.9
5,511		Las Vegas Sands Corp.	436,085	1.1
6,161		McDonald’s Corp.	624,602	1.6
4,878		Monsanto Co.	539,995	1.4
6,634		Mosaic Co.	331,965	0.9
7,019		Oasis Petroleum, Inc.	326,454	0.8
20,771		Pfizer, Inc.	649,717	1.7
8,050	@	Sensata Technologies Holdings N.V.	341,883	0.9
6,900		Teradata Corp.	313,674	0.8
5,061		Thermo Fisher Scientific, Inc.	576,954	1.5
12,435	@,L	Universal Display Corp.	323,932	0.8
4,080		Wesco International, Inc.	358,142	0.9
11,325		Yum! Brands, Inc.	871,912	2.2
64,284		Other Securities	3,131,105	8.0
			15,727,511	40.3
		Total Common Stock
		(Cost $32,399,976)	38,224,604	97.9

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc(1): 1.5%
585,231	Cantor Fitzgerald, Repurchase
	Agreement dated 04/30/14,
	0.07%, due 05/01/14
	(Repurchase Amount
	$585,232, collateralized by
	various U.S. Government and
	U.S. Government Agency
	Obligations, 0.000%-10.500%,
	Market Value plus accrued
	interest $596,936, due
	05/15/14 - 09/01/49)
	(Cost $585,231)	585,231	1.5
	Total Short-Term Investments
	(Cost $585,231)	585,231	1.5

			Percentage
Principal			of Net
Amount†		Value	Assets
	Total Investments in Securities
	(Cost $32,985,207)	$38,809,835	99.4
	Assets in Excess of Other
	Liabilities	230,967	0.6
	Net Assets	$39,040,802	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $33,131,391.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,572,444
Gross Unrealized Depreciation	(1,894,000)
Net Unrealized Appreciation	$5,678,444

Percentage
Sector Diversification	of Net Assets
Financials	17.2%
Health Care	16.8
Information Technology	16.3
Consumer Discretionary	12.3
Consumer Staples	11.1
Energy	8.9
Materials	8.4
Industrials	5.6
Telecommunication Services	0.7
Utilities	0.6
Short-Term Investments	1.5
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Opportunities Fund	as of April 30, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs #	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$673,278	$—	$—	$673,278
Cambodia	—	153,083	—	153,083
Canada	1,399,147	—	—	1,399,147
China	—	1,205,490	—	1,205,490
Colombia	183,348	—	—	183,348
Denmark	—	398,444	—	398,444
France	168,950	1,527,937	—	1,696,887
Germany	—	382,694	—	382,694
Hong Kong	—	712,887	—	712,887
India	—	734,448	—	734,448
Indonesia	169,555	612,287	—	781,842
Israel	121,311	—	—	121,311
Japan	—	2,794,599	—	2,794,599
Malaysia	—	112,131	—	112,131
Netherlands	—	2,295,574	—	2,295,574
Norway	—	284,761	—	284,761
Philippines	—	142,811	—	142,811
Russia	136,400	202,810	—	339,210
Singapore	—	362,473	—	362,473
South Korea	—	753,025	—	753,025
Switzerland	—	1,764,781	—	1,764,781
Taiwan	—	129,035	—	129,035
United Kingdom	—	5,075,834	—	5,075,834
United States	15,727,511	—	—	15,727,511
Total Common Stock	18,579,500	19,645,104	—	38,224,604
Short-Term Investments	—	585,231	—	585,231
Total Investments, at fair value	$18,579,500	$20,230,335	$—	$38,809,835

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 95.1%
		Austria: 0.2%
14,130		Other Securities	$475,112	0.2
		Belgium: 0.9%
49,816		Umicorel	2,441,914	0.9
		Brazil: 0.1%
18,600		Other Securities	233,986	0.1
		Canada: 4.7%
105,500	@	Cameco Corp.	2,246,095	0.8
42,840		Canadian National Railway Co.	2,509,309	0.9
48,800		Imperial Oil Ltd.	2,382,898	0.9
79,140		Tim Hortons, Inc.	4,340,949	1.5
235,200		Other Securities	1,641,604	0.6
			13,120,855	4.7
		China: 3.1%
1,960,000		Lenovo Group Ltd.	2,233,526	0.8
1,930,520		PetroChina Co., Ltd.	2,227,386	0.8
296,300		Other Securities	4,118,137	1.5
			8,579,049	3.1
		Finland: 0.6%
41,613		Other Securities	1,783,757	0.6
		France: 13.6%
48,029	@	Air Liquide	6,871,381	2.4
31,437		Atos Origin	2,715,904	1.0
51,765	@	BNP Paribas	3,889,849	1.4
29,618	@	Essilor International SA	3,171,711	1.1
183,208		Rexel SA	4,625,951	1.7
62,997	@	Schneider Electric S.A.	5,913,582	2.1
45,154	@	Societe Generale	2,812,062	1.0
272,038		Other Securities	8,222,713	2.9
			38,223,153	13.6
		Germany: 3.3%
131,644	@	Deutsche Lufthansa AG	3,305,948	1.2
63,809		Other Securities	5,950,542	2.1
			9,256,490	3.3
		Greece: 0.4%
1,135,036		Other Securities	1,099,451	0.4
		India: 0.4%
138,084		Other Securities	1,147,145	0.4
		Italy: 4.7%
264,147		Assicurazioni Generali S.p.A.	6,176,091	2.2
709,679		Snam Rete Gas S.p.A.	4,268,675	1.5
381,363		Other Securities	2,808,962	1.0
			13,253,728	4.7

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Japan: 22.0%
103,100		Asahi Group Holdings, Ltd.	$2,848,940	1.0
31,000		Daito Trust Construction Co., Ltd.	3,154,588	1.1
53,700		Dentsu, Inc.	2,202,382	0.8
529,000		Isuzu Motors Ltd.	3,072,196	1.1
60,220		KDDI Corp.	3,211,635	1.1
637,740		Mitsubishi UFJ Financial Group, Inc.	3,392,456	1.2
350,100		Mitsubishi Electric Corp.	3,986,530	1.4
68,600		Nippon Telegraph & Telephone Corp.	3,806,805	1.4
31,800		Ono Pharmaceutical Co., Ltd.	2,522,176	0.9
210,600		ORIX Corp.	3,051,561	1.1
199,500		Rakuten, Inc.	2,588,637	0.9
62,900		Rohm Co., Ltd.	3,007,998	1.1
213,990		T&D Holdings, Inc.	2,554,248	0.9
1,519,000		Other Securities	22,313,983	8.0
			61,714,135	22.0
		Macau: 0.5%
369,970		Other Securities	1,292,744	0.5
		Marshall Islands: 0.1%
31,363		Other Securities	368,011	0.1
		Mexico: 1.2%
232,853	@	Cemex SAB de CV ADR	2,943,262	1.0
146,900		Other Securities	481,591	0.2
			3,424,853	1.2
		Netherlands: 2.2%
825,690	@	Koninklijke KPN NV	2,933,566	1.1
52,759	@	NXP Semiconductor NV	3,145,492	1.1
			6,079,058	2.2
		Panama: 0.5%
33,390		Other Securities	1,276,216	0.5
		Portugal: 0.6%
104,440		Other Securities	1,810,154	0.6
		South Korea: 1.0%
75,210	@	SK Hynix, Inc.	2,932,700	1.0
		Sweden: 1.3%
69,721	@	Assa Abloy AB	3,700,415	1.3
		Switzerland: 10.0%
129,510		Julius Baer Group Ltd.	6,066,305	2.2
103,235		Novartis AG	8,974,485	3.2
25,892		Roche Holding AG - Genusschein	7,595,322	2.7

See Accompanying Notes to Financial Statements

58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland (continued)
206,200		UBS AG - Reg	$4,312,442	1.5
11,233		Other Securities	1,142,846	0.4
			28,091,400	10.0
		Taiwan: 2.0%
1,422,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	5,587,547	2.0
		United Arab Emirates: 0.6%
162,872		Other Securities	1,610,883	0.6
		United Kingdom: 17.7%
122,487	@	AstraZeneca PLC	9,668,421	3.4
350,070		BG Group PLC	7,081,645	2.5
898,224	@	BP PLC	7,583,770	2.7
173,454	@	British Sky Broadcasting PLC	2,577,151	0.9
200,943		CRH PLC - London	5,858,030	2.1
145,822		Diageo PLC	4,467,934	1.6
337,946		Kingfisher PLC	2,391,424	0.9
160,298		Rolls-Royce Holdings PLC	2,847,277	1.0
29,698,590		Other Securities	7,337,724	2.6
			49,813,376	17.7
		United States: 3.4%
71,966		Anheuser-Busch InBev Worldwide, Inc.	7,843,984	2.8
25,400		Other Securities	1,809,750	0.6
			9,653,734	3.4
		Total Common Stock (Cost $243,221,866)	266,969,866	95.1
PREFERRED STOCK: 1.3%
		Germany: 1.3%
13,409		Volkswagen AG	3,624,786	1.3
		Total Preferred Stock (Cost $3,155,350)	3,624,786	1.3
RIGHTS: 0.0%
		France: 0.0%
28,544		Other Securities	72,305	0.0
		Total Rights (Cost $72,305)	72,305	0.0
WARRANTS: 0.0%
		Consumer Discretionary: 0.0%
28,544		Other Securities	54,609	0.0
		Total Warrants (Cost $—)	54,609	0.0
		Total Long-Term Investments (Cost $246,449,521)	270,721,566	96.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
6,625,191	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,625,191)	$6,625,191	2.4
	Total Short-Term Investments (Cost $6,625,191)	6,625,191	2.4
	Total Investments in Securities (Cost $253,074,712)	$277,346,757	98.8
	Assets in Excess of Other Liabilities	3,368,219	1.2
	Net Assets	$280,714,976	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††        Rate shown is the 7-day yield as of April 30, 2014.

@        Non-income producing security

ADR American Depositary Receipt

            Cost for federal income tax purposes is $254,461,549.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,362,812
Gross Unrealized Depreciation	(5,477,604)
Net Unrealized Appreciation	$22,885,208

Sector Diversification	Percentage of Net Assets
Financials	19.8%
Industrials	15.9
Health Care	14.8
Consumer Discretionary	10.3
Information Technology	8.7
Energy	8.5
Consumer Staples	7.2
Materials	6.9
Telecommunication Services	4.3
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Austria	$—	$475,112	$—	$475,112
Belgium	—	2,441,914	—	2,441,914
Brazil	233,986	—	—	233,986
Canada	13,120,855	—	—	13,120,855
China	2,243,660	6,335,389	—	8,579,049
Finland	—	1,783,757	—	1,783,757
France	4,625,951	33,597,202	—	38,223,153
Germany	—	9,256,490	—	9,256,490
Greece	—	1,099,451	—	1,099,451
India	417,926	729,219	—	1,147,145
Italy	—	13,253,728	—	13,253,728
Japan	—	61,714,135	—	61,714,135
Macau	—	1,292,744	—	1,292,744
Marshall Islands	368,011	—	—	368,011
Mexico	3,424,853	—	—	3,424,853
Netherlands	3,145,492	2,933,566	—	6,079,058
Panama	1,276,216	—	—	1,276,216
Portugal	—	1,810,154	—	1,810,154
South Korea	—	2,932,700	—	2,932,700
Sweden	—	3,700,415	—	3,700,415
Switzerland	—	28,091,400	—	28,091,400
Taiwan	—	5,587,547	—	5,587,547
United Arab Emirates	1,610,883	—	—	1,610,883
United Kingdom	2,577,151	47,236,225	—	49,813,376
United States	1,809,750	7,843,984	—	9,653,734
Total Common Stock	34,854,734	232,115,132	—	266,969,866
Preferred Stock	—	3,624,786	—	3,624,786
Rights	—	72,305	—	72,305
Warrants	54,609	—	—	54,609
Short-Term Investments	6,625,191	—	—	6,625,191
Total Investments, at fair value	$41,534,534	$235,812,223	$—	$277,346,757

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$99,817
Total	$99,817

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$123,669
Total	$123,669

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

61

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Argentina: 0.5%
94,000		Other Securities(a)	$1,233,665	0.5
		Brazil: 14.5%
333,085		AMBEV SA ADR	2,414,866	1.0
134,400		Banco do Brasil SA	1,415,879	0.6
46,840		Cia Brasileira de Distribuicao ADR	2,227,710	0.9
157,780		Embraer SA	1,359,325	0.6
286,849		Itau Unibanco Holding SA ADR	4,692,850	2.0
175,700		Petroleo Brasileiro SA ADR	2,438,716	1.0
36,390		Petroleo Brasileiro SA (sponsored) ADR	538,572	0.2
67,530		Telefonica Brasil SA ADR	1,431,636	0.6
338,259		Tim Participacoes SA	1,824,983	0.8
109,100		Tim Participacoes SA ADR	2,935,881	1.3
58,800		Vale SA ADR	777,336	0.3
214,443		Vale SA Pref ADR	2,545,438	1.1
1,140,982		Other Securities(a)	9,652,386	4.1
			34,255,578	14.5
		Chile: 0.5%
38,000		Other Securities	1,120,570	0.5
		China: 20.3%
30,700	@	Baidu.com ADR	4,723,195	2.0
5,774,000		Bank of China Ltd.	2,544,016	1.1
5,663,000		China Construction Bank	3,920,912	1.7
19,600		China Mobile Ltd. ADR	929,628	0.4
485,500		China Mobile Ltd.	4,621,222	2.0
4,187,850		China Petroleum & Chemical Corp.	3,717,790	1.6
4,052,000		China Telecom Corp., Ltd.	2,072,959	0.9
4,000		CNOOC Ltd. ADR	660,760	0.3
1,329,000		CNOOC Ltd.	2,196,636	0.9
6,035,000		Industrial and Commercial Bank of China Ltd.	3,606,023	1.5
1,268,000		Lenovo Group Ltd.	1,444,955	0.6
35,600		Sohu.com, Inc.	1,964,052	0.8
184,000		Tsingtao Brewery Co., Ltd.	1,343,528	0.6
9,735,686		Other Securities(a)	14,054,412	5.9
			47,800,088	20.3
		Greece: 0.1%
14,500		Other Securities	231,565	0.1
		Hong Kong: 0.5%
4,734,250		Other Securities(a)	1,138,658	0.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hungary: 0.1%
19,800		Other Securities	$339,123	0.1
		India: 7.0%
106,650		Housing Development Finance Corp.	1,590,107	0.7
37,800		Infosys Ltd. ADR	2,030,238	0.8
59,529	#	Reliance Industries Ltd. GDR	1,848,733	0.8
165,674		Reliance Industries Ltd.	2,575,256	1.1
44,600		Tata Motors Ltd. ADR	1,668,932	0.7
1,062,542		Other Securities	6,890,809	2.9
			16,604,075	7.0
		Indonesia: 0.2%
512,100		Other Securities	438,416	0.2
		Israel: 1.2%
60,300		Teva Pharmaceutical Industries Ltd. ADR	2,946,258	1.2
		Macau: 0.5%
381,000		Other Securities	1,059,916	0.5
		Malaysia: 0.3%
832,687		Other Securities	587,946	0.3
		Mexico: 3.8%
45,900	@,L,X	Desarrollado ADR	44,982	0.0
206,208		Grupo Financiero Banorte	1,369,545	0.6
85,400		Grupo Televisa SAB ADR	2,801,974	1.2
666,555		Other Securities	4,843,682	2.0
			9,060,183	3.8
		Poland: 1.2%
10,570		Powszechny Zaklad Ubezpieczen SA	1,499,366	0.6
356,889		Other Securities	1,435,454	0.6
			2,934,820	1.2
		Qatar: 0.2%
9,800		Other Securities	511,503	0.2
		Russia: 7.8%
73,529		Lukoil OAO ADR	3,892,585	1.7
59,836		MegaFon OAO GDR	1,560,425	0.7
145,132		Mobile Telesystems OJSC ADR	2,322,411	1.0
389,632		Rosneft Oil Co. GDR	2,449,656	1.0
400,738	@	Sberbank of Russia ADR	3,358,986	1.4
43,834		Tatneft-sponsored ADR	1,507,738	0.6
570,712		Other Securities	3,327,431	1.4
			18,419,232	7.8

See Accompanying Notes to Financial Statements

62

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2014 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Africa: 5.2%
131,255		MTN Group Ltd.	$2,633,213	1.1
13,100		Sasol Ltd. ADR	725,871	0.3
48,100		Sasol Ltd.	2,695,732	1.1
634,799		Other Securities	6,251,633	2.7
			12,306,449	5.2
		South Korea: 19.3%
23,440		Hankook Tire Co. Ltd.	1,359,939	0.6
48,100	@	SK Hynix, Inc.	1,875,586	0.8
11,571		Hyundai Motor Co.	2,579,946	1.1
40,800		KB Financial Group, Inc. ADR	1,400,664	0.6
4,802		KCC Corp.	2,394,641	1.0
32,482		Kia Motors Corp.	1,802,174	0.8
17,913		KT&G Corp.	1,435,398	0.6
4,322		Samsung Electronics Co., Ltd.	5,635,720	2.4
11,196		Samsung Electronics Co., Ltd. GDR	7,227,732	3.1
13,920		SK Telecom Co., Ltd.	2,882,205	1.2
126,800		SK Telecom Co., Ltd. ADR	2,927,812	1.2
414,890		Other Securities	13,971,538	5.9
			45,493,355	19.3
		Taiwan: 9.1%
1,293,000		Advanced Semiconductor Engineering, Inc.	1,505,650	0.6
196,000		Catcher Technology Co., Ltd.	1,654,940	0.7
1,176,000		Fubon Financial Holding Co., Ltd.	1,522,076	0.7
660,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	2,593,376	1.1
237,831		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,780,403	2.0
6,587,175		Other Securities	9,505,729	4.0
			21,562,174	9.1
		Thailand: 1.1%
1,742,000		Other Securities	2,528,320	1.1
		Turkey: 2.5%
1,498,802		Other Securities	5,877,316	2.5
		United Arab Emirates: 0.6%
1,100,271		Other Securities	1,332,752	0.6
		United Kingdom: 0.2%
112,190		Other Securities	379,976	0.2
Shares			Value	Percentage of Net Assets
COMMON STOCK:(continued)
		United States: 0.9%
57,600	@	Yahoo!, Inc.	$2,070,720	0.9
		Total Common Stock (Cost $223,270,823)	230,232,658	97.6
PREFERRED STOCK: 0.2%
		Brazil: 0.2%
129,125		Other Securities	411,741	0.2
		Total Preferred Stock (Cost $396,523)	411,741	0.2
RIGHTS: 0.0%
		China: 0.0%
24,609		Other Securities	111	0.0
		Total Rights (Cost $—)	111	0.0
		Total Long-Term Investments (Cost $223,667,346)	230,644,510	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 1.1%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 04/30/14, 0.06%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.625%, Market Value plus accrued interest $1,020,002, due 05/31/14-04/01/44)	1,000,000	0.4
663,051	BNP Paribas Bank, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $663,052, collateralized by various U.S. Government Securities, 0.000%-1.125%, Market Value plus accrued interest $676,312, due 02/15/17-02/15/44)	663,051	0.3

See Accompanying Notes to Financial Statements

63

Voya Multi-Manager Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Securities Lending Collateralcc(1) (continued)
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 05/15/14-09/01/49)	$1,000,000	0.4
		2,663,051	1.1
	Total Short-Term Investments (Cost $2,663,051)	2,663,051	1.1
	Total Investments in Securities (Cost $226,330,397)	$233,307,561	98.9
	Assets in Excess of Other Liabilities	2,579,129	1.1
	Net Assets	$235,886,690	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2014.

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $227,506,058.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,367,197
Gross Unrealized Depreciation	(14,565,694)
Net Unrealized Appreciation	$5,801,503

Sector Diversification	Percentage of Net Assets
Information Technology	21.6%
Financials	17.8
Energy	13.9
Telecommunication Services	13.7
Consumer Discretionary	10.8
Consumer Staples	7.6
Materials	5.5
Industrials	5.3
Health Care	1.4
Utilities	0.2
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,233,665	$—	$—	$1,233,665
Brazil	29,562,728	4,692,850	—	34,255,578
Chile	259,270	861,300	—	1,120,570
China	10,466,521	37,333,567	—	47,800,088
Greece	—	231,565	—	231,565

See Accompanying Notes to Financial Statements

64

Voya Multi-Manager Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Hong Kong	$—	$1,138,658	$—	$1,138,658
Hungary	—	339,123	—	339,123
India	4,642,177	11,961,898	—	16,604,075
Indonesia	—	438,416	—	438,416
Israel	2,946,258	—	—	2,946,258
Macau	—	1,059,916	—	1,059,916
Malaysia	—	587,946	—	587,946
Mexico	9,015,201	44,982	—	9,060,183
Poland	1,009,492	1,925,328	—	2,934,820
Qatar	—	511,503	—	511,503
Russia	8,537,488	9,881,744	—	18,419,232
South Africa	1,105,378	11,201,071	—	12,306,449
South Korea	10,793,133	34,700,222	—	45,493,355
Taiwan	4,780,403	16,781,771	—	21,562,174
Thailand	—	2,528,320	—	2,528,320
Turkey	651,600	5,225,716	—	5,877,316
United Arab Emirates	—	1,332,752	—	1,332,752
United Kingdom	—	379,976	—	379,976
United States	2,070,720	—	—	2,070,720
Total Common Stock	87,074,034	143,158,624	—	230,232,658
Preferred Stock	411,741	—	—	411,741
Rights	111	—	—	111
Short-Term Investments	—	2,663,051	—	2,663,051
Total Investments, at fair value	$87,485,886	$145,821,675	$—	$233,307,561

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $862,822 and $3,304,641 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(40,485)
Total	$(40,485)

See Accompanying Notes to Financial Statements

65

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Australia: 3.8%
57,078		Cochlear Ltd.	$3,120,046	0.6
208,269		Seek Ltd.	3,261,858	0.7
1,490,500		Other Securities(a)	12,652,181	2.5
			19,034,085	3.8
		Austria: 0.2%
61,643		Other Securities	787,424	0.2
		Belgium: 0.7%
32,569		Other Securities	3,346,932	0.7
		Brazil: 1.1%
383,960		Other Securities	5,291,582	1.1
		Canada: 0.8%
119,202		Other Securities	3,933,163	0.8
		China: 2.5%
3,422,880		Other Securities(a)	12,277,314	2.5
		Denmark: 2.6%
44,845		Carlsberg A/S	4,485,950	0.9
91,093		Novo Nordisk A/S	4,134,349	0.9
119,003		Other Securities	4,078,948	0.8
			12,699,247	2.6
		Finland: 1.2%
184,250		Other Securities(a)	5,773,857	1.2
		France: 8.8%
131,664	@	AXA S.A.	3,435,901	0.7
83,698	@	BNP Paribas	6,289,434	1.3
51,936		Cie de Saint-Gobain	3,181,878	0.6
32,810	@	Schneider Electric S.A.	3,079,903	0.6
41,983		Total S.A.	3,003,635	0.6
426,672		Other Securities	24,846,910	5.0
			43,837,661	8.8
		Germany: 4.7%
28,415	@	BASF AG	3,296,299	0.7
50,800	@	Bayer AG	7,063,310	1.4
38,565		DaimlerChrysler AG	3,590,363	0.7
281,925		Other Securities	9,335,852	1.9
			23,285,824	4.7
		Greece: 0.2%
350,457		Other Securities	827,070	0.2
		Hong Kong: 2.0%
2,278,700		Other Securities	10,147,540	2.0
		India: 0.9%
463,798		Other Securities	4,662,998	0.9
		Indonesia: 0.2%
1,727,100		Other Securities	800,745	0.2
		Ireland: 0.7%
143,998		Other Securities	3,306,654	0.7
		Israel: 0.4%
179,618		Other Securities(a)	1,771,526	0.4

Shares			Value	Percentage of Net Assets
COMMON STOCK:(continued)
		Italy: 2.2%
127,703		ENI S.p.A.	$3,307,418	0.7
549,155		Other Securities	7,463,379	1.5
			10,770,797	2.2
		Japan: 15.8%
123,400		Asahi Group Holdings, Ltd.	3,409,886	0.7
158,800		Japan Tobacco, Inc.	5,219,530	1.0
64,000		KDDI Corp.	3,413,228	0.7
703,600		Mitsubishi UFJ Financial Group, Inc.	3,742,799	0.7
157,300		Mitsui Sumitomo Insurance Group Holdings, Inc.	3,528,577	0.7
219,200		Rakuten, Inc.	2,844,257	0.6
84,200		Seven & I Holdings Co., Ltd.	3,322,217	0.7
32,500		Shimano, Inc.	3,248,758	0.7
105,500		Sumitomo Mitsui Financial Group, Inc.	4,170,448	0.8
2,611,100		Other Securities	45,696,444	9.2
			78,596,144	15.8
		Luxembourg: 0.1%
10,637		Other Securities	607,850	0.1
		Malaysia: 0.1%
451,800		Other Securities	461,096	0.1
		Mexico: 0.2%
207,500		Other Securities	847,740	0.2
		Netherlands: 2.9%
46,217	@	Airbus Group NV	3,176,958	0.6
181,162		Royal Dutch Shell PLC - Class A	7,162,060	1.4
16,951		Royal Dutch Shell PLC - Class B	719,752	0.2
620,364		Other Securities	3,536,405	0.7
			14,595,175	2.9
		New Zealand: 0.4%
543,960		Other Securities	1,856,257	0.4
		Norway: 0.5%
204,952		Other Securities	2,664,845	0.5
		Philippines: 0.3%
2,336,800		Other Securities	1,636,606	0.3
		Portugal: 0.1%
20,005		Other Securities	349,875	0.1
		Qatar: 0.0%
4,248		Other Securities	221,721	0.0
		Russia: 0.1%
27,817		Other Securities	464,469	0.1
		Singapore: 0.6%
182,775		United Overseas Bank Ltd.	3,181,221	0.6

See Accompanying Notes to Financial Statements

66

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Africa: 0.7%
283,833		Other Securities	$3,652,233	0.7
		South Korea: 1.8%
1,317		Samsung Electronics Co., Ltd.	1,717,317	0.3
4,428		Samsung Electronics Co., Ltd. GDR	2,858,556	0.6
37,805		Other Securities	4,364,477	0.9
			8,940,350	1.8
		Spain: 2.4%
309,057	@	Distribuidora Internacional de Alimentacion SA	2,764,658	0.6
440,332		Other Securities	9,149,794	1.8
			11,914,452	2.4
		Sweden: 4.5%
128,702	L	Atlas Copco AB - Class B	3,510,385	0.7
117,188		Kinnevik Investment AB	4,135,245	0.8
110,251		Svenska Handelsbanken AB	5,545,621	1.1
314,947		Other Securities(a)	9,313,896	1.9
			22,505,147	4.5
		Switzerland: 8.3%
68,598		Nestle S.A.	5,301,548	1.1
90,304		Novartis AG	7,850,359	1.6
27,641		Roche Holding AG - Genusschein	8,108,385	1.6
177,162		UBS AG - Reg	3,705,145	0.8
452,062		Other Securities	16,070,488	3.2
			41,035,925	8.3
		Taiwan: 1.2%
237,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	931,258	0.2
139,200		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,797,920	0.6
372,335		Other Securities	2,137,203	0.4
			5,866,381	1.2
		Thailand: 0.1%
1,100,200		Other Securities	733,899	0.1
		Turkey: 0.6%
832,421		Other Securities	3,135,157	0.6
		United Arab Emirates: 0.1%
28,726		Other Securities	531,773	0.1
		United Kingdom: 20.8%
41,989	@	ASOS PLC	3,042,811	0.6
37,907	@	AstraZeneca PLC	2,992,161	0.6
724,963		Barclays PLC	3,095,611	0.6
415,036		BG Group PLC	8,395,856	1.7
94,726	@	BHP Billiton PLC	3,075,204	0.6

Shares			Value	Percentage of Net Assets
COMMON STOCK:(continued)
		United Kingdom (continued)
161,000		Hargreaves Lansdown PLC	$3,187,093	0.6
483,497		HSBC Holdings PLC	4,940,163	1.0
56,038		Intertek Group PLC	2,760,369	0.5
215,075		John Wood Group PLC	2,851,822	0.6
68,090	@	Johnson Matthey PLC	3,766,719	0.8
229,472	@	Prudential PLC	5,275,334	1.1
53,903	@	Rio Tinto PLC	2,930,569	0.6
101,975	@	Unilever PLC	4,561,633	0.9
1,096,152		Vodafone Group PLC	4,161,641	0.8
21,908,057		Other Securities(a)	48,493,384	9.8
			103,530,370	20.8
		United States: 2.3%
28,013		Anheuser-Busch InBev Worldwide, Inc.	3,053,296	0.6
4,440	X	Peixe Urbano, Inc.	32,888	0.0
168,949		Other Securities	8,315,968	1.7
			11,402,152	2.3
		Total Common Stock (Cost $430,018,416)	481,285,257	96.9
PREFERRED STOCK: 0.6%
		Germany: 0.6%
20,317		Other Securities	3,168,118	0.6
		United States: 0.0%
911	X	Peixe Urbano, Inc.	825	0.0
		Total Preferred Stock (Cost $3,142,621)	3,168,943	0.6
		Total Long-Term Investments (Cost $433,161,037)	484,454,200	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.8%
2,145,169	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $2,145,173, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,188,072, due 05/15/14-09/01/49)	2,145,169	0.4

See Accompanying Notes to Financial Statements

67

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) (continued)
2,145,169	Citigroup, Inc., Repurchase Agreement dated 04/30/14, 0.06%, due 05/01/14 (Repurchase Amount $2,145,173, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.000%, Market Value plus accrued interest $2,188,072, due 05/01/14-05/01/44)	$2,145,169	0.4
2,145,169	HSBC Securities USA, Repurchase Agreement dated 04/30/14, 0.04%, due 05/01/14 (Repurchase Amount $2,145,171, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-9.375%, Market Value plus accrued interest $2,188,096, due 05/06/14-07/15/32)	2,145,169	0.5
451,603	Nomura Securities, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $451,604, collateralized by various U.S. Government Securities, 0.125%-6.125%, Market Value plus accrued interest $460,635, due 07/15/14-02/15/44)	451,603	0.1
2,145,169	Royal Bank of Canada, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $2,145,172, collateralized by various U.S. Government Agency Obligations, 2.330%-4.500%, Market Value plus accrued interest $2,188,072, due 02/01/24-01/01/44)	2,145,169	0.4
		9,032,279	1.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
573,235	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††	$573,235	0.1
632,481	T. Rowe Price Reserve Investment Fund, 0.060%††	632,481	0.2
	Total Mutual Funds (Cost $1,205,716)	1,205,716	0.3
	Total Short-Term Investments (Cost $10,237,995)	10,237,995	2.1
	Total Investments in Securities (Cost $443,399,032)	$494,692,195	99.6
	Assets in Excess of Other Liabilities	2,100,563	0.4
	Net Assets	$496,792,758	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2014.

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $446,005,109.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,299,020
Gross Unrealized Depreciation	(13,611,934)
Net Unrealized Appreciation	$48,687,086

See Accompanying Notes to Financial Statements

68

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

Sector Diversification	Percentage of Net Assets
Financials	22.2%
Consumer Discretionary	15.4
Industrials	15.3
Consumer Staples	11.0
Health Care	10.3
Energy	7.0
Materials	6.7
Sector Diversification	Percentage of Net Assets
Information Technology	4.5
Telecommunication Services	3.5
Utilities	1.6
Short-Term Investments	2.1
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$19,034,085	$—	$19,034,085
Austria	—	787,424	—	787,424
Belgium	—	3,346,932	—	3,346,932
Brazil	3,223,024	2,068,558	—	5,291,582
Canada	3,933,163	—	—	3,933,163
China	4,302,307	7,975,007	—	12,277,314
Denmark	—	12,699,247	—	12,699,247
Finland	—	5,773,857	—	5,773,857
France	1,825,075	42,012,586	—	43,837,661
Germany	—	23,285,824	—	23,285,824
Greece	—	827,070	—	827,070
Hong Kong	—	10,147,540	—	10,147,540
India	—	4,662,998	—	4,662,998
Indonesia	—	800,745	—	800,745
Ireland	1,918,541	1,388,113	—	3,306,654
Israel	1,771,526	—	—	1,771,526
Italy	—	10,770,797	—	10,770,797
Japan	581,102	78,015,042	—	78,596,144
Luxembourg	607,850	—	—	607,850
Malaysia	—	461,096	—	461,096
Mexico	847,740	—	—	847,740
Netherlands	685,630	13,909,545	—	14,595,175
New Zealand	—	1,856,257	—	1,856,257
Norway	—	2,664,845	—	2,664,845
Philippines	—	1,636,606	—	1,636,606
Portugal	—	349,875	—	349,875
Qatar	—	221,721	—	221,721
Russia	183,373	281,096	—	464,469
Singapore	—	3,181,221	—	3,181,221
South Africa	1,326,269	2,325,964	—	3,652,233
South Korea	—	8,940,350	—	8,940,350
Spain	—	11,914,452	—	11,914,452
Sweden	—	22,505,147	—	22,505,147
Switzerland	—	41,035,925	—	41,035,925
Taiwan	4,935,123	931,258	—	5,866,381
Thailand	—	733,899	—	733,899
Turkey	—	3,135,157	—	3,135,157
United Arab Emirates	—	531,773	—	531,773

See Accompanying Notes to Financial Statements

69

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
United Kingdom	1,357,096	102,173,274	—	103,530,370
United States	8,127,230	3,242,034	32,888	11,402,152
Total Common Stock	35,625,049	445,627,320	32,888	481,285,257
Preferred Stock	—	3,168,118	825	3,168,943
Short-Term Investments	1,205,716	9,032,279	—	10,237,995
Total Investments, at fair value	$36,830,765	$457,827,717	$33,713	$494,692,195
Other Financial Instruments+
Forward Foreign Currency Contracts	—	81,747	—	81,747
Total Assets	$36,830,765	$457,909,464	$33,713	$494,773,942
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(171,790)	$—	$(171,790)
Total Liabilities	$—	$(171,790)	$—	$(171,790)

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $9,131,380 and $2,164,879 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2014, the following forward foreign currency contracts were outstanding for the Voya Multi-Manager International Equity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	227,600	Buy	05/20/14	$315,950	$313,041	$(2,909)
Credit Suisse Group AG	Singapore Dollar	2,655,117	Buy	05/20/14	2,120,456	2,117,814	(2,642)
Credit Suisse Group AG	Norwegian Krone	4,837,634	Buy	05/20/14	811,074	813,225	2,151
Goldman Sachs & Co.	Japanese Yen	56,372,845	Buy	05/20/14	555,782	552,203	(3,579)
Westpac Bank	EU Euro	558,194	Buy	05/20/14	773,316	774,377	1,061
Westpac Bank	Australian Dollar	10,545,152	Buy	05/20/14	9,878,024	9,784,043	(93,981)
Westpac Bank	British Pound	2,102,890	Buy	05/20/14	3,515,412	3,549,997	34,585
Westpac Bank	Swedish Krona	15,695,801	Buy	05/20/14	2,384,313	2,413,111	28,798
							$(36,516)
Credit Suisse Group AG	Swiss Franc	54,450	Sell	05/20/14	$61,804	$61,876	$(72)
Credit Suisse Group AG	Hong Kong Sar Dollar	430,378	Sell	05/20/14	55,512	55,514	(2)
Credit Suisse Group AG	British Pound	702,410	Sell	05/20/14	1,181,053	1,185,775	(4,722)
Credit Suisse Group AG	Japanese Yen	164,163,000	Sell	05/02/14	1,590,573	1,605,742	(15,169)
Credit Suisse Group AG	Japanese Yen	393,748,261	Sell	05/20/14	3,866,991	3,851,839	15,152
Credit Suisse Group AG	Hong Kong Sar Dollar	6,358,175	Sell	05/20/14	820,010	820,135	(125)
Credit Suisse Group AG	Canadian Dollar	591,162	Sell	05/20/14	537,148	539,114	(1,966)
National Australia Bank	Japanese Yen	71,474,206	Sell	05/20/14	696,288	699,196	(2,908)
Standard Chartered Bank	EU Euro	5,553,027	Sell	05/20/14	7,661,678	7,703,657	(41,979)
Standard Chartered Bank	Swiss Franc	1,300,104	Sell	05/20/14	1,475,905	1,477,404	(1,499)
State Street Bank	EU Euro	504,789	Sell	05/20/14	700,051	700,288	(237)
							$(53,527)

See Accompanying Notes to Financial Statements

70

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Fund	as of April 30, 2014 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$81,747
Total Asset Derivatives		$81,747

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$171,790
Total Liability Derivatives		$171,790

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$560,956
Total	$560,956

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(55,201)
Total	$(55,201)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2014:

	Barclays Bank PLC	Credit Suisse Group AG	Goldman Sachs & Co.	National Australia Bank	Standard Chartered Bank	State Street Bank	Westpac Bank	Totals
Assets:
Forward foreign currency contracts	$—	$17,303	$—	$—	$—	$—	$64,444	$81,747
Total Assets	$—	$17,303	$—	$—	$—	$—	$64,444	$81,747

Liabilities:
Forward foreign currency contracts	$2,909	$24,698	$3,579	$2,908	$43,478	$237	$93,981	$171,790
Total Liabilities	$2,909	$24,698	$3,579	$2,908	$43,478	$237	$93,981	$171,790

Net OTC derivative instruments by counterparty, at fair value	$(2,909)	$(7,395)	$(3,579)	$(2,908)	$(43,478)	$(237)	$(29,537)	$(90,043)

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(2,909)	$(7,395)	$(3,579)	$(2,908)	$(43,478)	$(237)	$(29,537)	$(90,043)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

71

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Investment Adviser	Transfer Agent
Voya Investments, LLC	BNY Mellon Investment Servicing (U.S.) Inc.
7337 East Doubletree Ranch Road, Suite 100	301 Bellevue Parkway
Scottsdale, Arizona 85258	Wilmington, Delaware 19809

Administrator	Custodian
Voya Funds Services, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Distributor	Legal Counsel
Voya Investments Distributor, LLC	Dechert LLP
7337 East Doubletree Ranch Road, Suite 100	1900 K Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	SAR-UINTEMERG (0414-062014)

Semi-Annual Report

April 30, 2014

Classes A, B, C, I, O, R and W

■	Voya Global Real Estate Fund (formerly, ING Global Real Estate Fund)
■	Voya International Real Estate Fund (formerly, ING International Real Estate Fund)

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

May 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2014

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends was already up 23.56% in 2013. The Index marched on for the next two months, but then gave it back in January, before recovering to end up 6.14% for the first half of the fiscal year. (The Index returned 6.32% for the six-months ended April 30, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May, markets were roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and claim a small gain despite new political turmoil that flared in Eastern Europe, as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March and April employment reports were significantly better. Retail sales, industrial production and durable goods orders all picked up and when on April 30 first quarter GDP growth was reported at just 0.1% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 1.74% for the first half of the fiscal year. The Barclays Long Term U.S. Treasury sub-index lost over 4% in the last two months of 2013 but rebounded to advance 4.48% for the six months. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 3.80%, not far short of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 4.72%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 8.36% in the six months through April, ending just below its April 2 all-time high. Utilities was the best performing sector with a gain of 13.63%, followed by health care, 11.15%. The worst were telecoms which lost 0.86% and consumer discretionary, 1.52%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next.

In currencies, the dollar lost 2.04% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost slightly more, 4.94%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 3.94% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index slipped 2.06% in the six months through April. GDP has grown for five quarters but at declining rates. The effect of the economic policies advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 6.52%, with strength in banks, pharmaceuticals and the peripheral markets (including bond markets) of Italy, Spain, Ireland and Portugal. The MSCI UK® Index added 2.36%. Stocks were held back by heavily weighted losers in banks and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall. But concerns persisted about a housing bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed ex-US Property Index	An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.
S&P Developed Property Index	An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2014 (as a percentage of net assets)
United States	48.5%
Japan	16.3%
United Kingdom	6.9%
Hong Kong	6.7%
Australia	6.3%
France	5.9%
Singapore	3.4%
Sweden	1.1%
Netherlands	1.1%
Germany	1.0%
Countries between 0.1%–0.7%ˆ	1.7%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.1%–0.7% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund* (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.63%, compared to the S&P Developed Property Index, which returned 3.66% for the same period.

Portfolio Specifics: Global property stocks were positive during the period as property shares benefited from a combination of favorable earnings releases, positive broad equity markets and an active real estate transactions market. Earnings releases have generally supported an investment thesis based on improving property fundamentals, solid earnings growth and prudent balance sheet management as capital is effectively recycled from mature assets to better opportunities. During the period, returns were strongest in Europe (+10.9%), led by a strong U.K. market (+14.1%). The Americas also delivered solid returns (+7.6%) as the U.S. market was a notable performer (+7.9%). The Asia-Pacific region lagged during the period (–3.7%) as the Japanese market was down (–11.2%), following two years of strong performance.

The Fund’s performance underperformed the benchmark during the period as stock selection decisions added relative value, while asset allocation decisions offset the benefit of good stock selection. Stock selection was positive in all major regions and was led by strong stock selection in the U.S. Portfolio holdings in Japan and the U.K. also added value. In the U.S., the performance of portfolio holdings in the office sector was the largest contributor to relative performance. While asset allocation was positive in Europe and the Americas during the period, largely the result of overweights to the outperforming U.S. and U.K. markets, this was more than offset by the impact of an overweight to the underperforming Japanese market, which was the poorest performing major market for the past six months.

Top Ten Holdings as of April 30, 2014 (as a percentage of net assets)
Simon Property Group, Inc.	3.8%
Mitsui Fudosan Co., Ltd.	3.2%
Host Hotels & Resorts, Inc.	2.8%
Unibail-Rodamco SE	2.8%
Mitsubishi Estate Co., Ltd.	2.7%
Land Securities Group PLC	2.3%
ProLogis, Inc.	2.3%
Equity Residential	2.3%
Cheung Kong Holdings Ltd.	2.2%
Vornado Realty Trust	2.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that with an improving economic outlook, markets will embrace listed property companies with more exposure to growth, but anchored by yield. Our portfolio positioning is focused on, in our opinion, attractively priced companies, geographies and property sectors which stand to benefit the most from improving economic conditions.

In the U.S., we are overweight the lodging, industrial and apartment sectors as well as coastal central business district (“CBD”) office and high-end mall companies, and are more cautious on the storage, net lease and healthcare sectors. Overall, portfolio positioning is positive on U.S. REITs, which offer an attractive combination of yield and growth in an improving macro-economic environment. Portfolio positioning emphasizes property types which can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. We are overweight the lodging sector given that lodging cash flows generally respond most quickly to improving demand. Office investments are concentrated in coastal CBD markets with a bias toward the west coast plus mid-town Manhattan, as new supply continues to be muted. Favored west coast markets include San Francisco, Seattle, San Diego and west Los Angeles. Retail holdings are primarily focused on higher-quality regional mall companies that continue to generate strong internal growth, despite decelerating retail sales which have weighed on the shares. We remain cautious on healthcare and net lease property types, which generally generate lower organic growth.

We are overweight Europe based on improving economic prospects, particularly in the U.K., and believe there is diminished risk in the euro zone. Investments are focused on those with higher growth characteristics, such as London office companies, as well as those, in our opinion, with more value via current yield, including many companies in the euro zone, some of which may potentially benefit from increased corporate activity.

We remain cautious on the Asia-Pacific region. Positioning in the Asia-Pacific region continues to tread carefully around the effects of decelerating economic growth in mainland China and policy driven headwinds in the residential sector, where restrictions have been tightened in markets including Hong Kong, Singapore and mainland China. Demand has been cooled via measures such as higher stamp duties on luxury flats, higher required down payments and increased hurdles for foreign buyers. We are more positive on Japan within the region, where we remain positive on Tokyo office companies, which are showing improved occupancies and accelerating rental growth after years of stagnation. Additionally, land values in Tokyo have recently improved and office vacancy has tightened.

We continue to believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

*	The Fund was formerly known as “ING Global Real Estate Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of April 30, 2014 (as a percentage of net assets)
Japan	29.7%
Hong Kong	15.2%
United Kingdom	12.7%
Australia	12.5%
France	7.9%
Singapore	7.3%
Germany	2.8%
Canada	2.4%
Sweden	2.2%
Switzerland	1.6%
Countries between 0.3%–0.9%ˆ	3.9%
Assets in Excess of Other Liabilities	1.8%
Net Assets	100.0%
ˆ Includes 7 countries, which each represents 0.3%–0.9% of net assets.
Portfolio holdings are subject to change daily.

Voya International Real Estate Fund* (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of –0.58% compared to the S&P Developed ex-US Property Index which returned 0.31% for the same period.

Portfolio Specifics: International property stocks were modestly positive during the period as the performance between regions diverged significantly as property stocks in Europe headed higher, while property stocks in the Asia-Pacific region lagged as the result of negative returns in Japan. Property companies benefited from favorable earnings releases and an active real estate transactions market, which has validated pricing of real estate assets. Earnings releases have generally supported an investment thesis based on improving property fundamentals, solid earnings growth and prudent balance sheet management as capital is effectively recycled from mature assets to better opportunities. During the period, returns were strongest in Europe (+10.9%), led by a strong U.K. market (+14.1%). Meanwhile, the Asia-Pacific region lagged during the period (–3.7%) as the Japanese market was down (–11.2%), following two years of strong performance.

Relative performance trailed the benchmark during the period as the result of asset allocation decisions. Stock selection was positive during the period. While asset allocation was positive in Europe during the period, largely the result of an overweight to the outperforming U.K. market, it was more than offset by the impact of positioning decisions in the Asia-Pacific region, primarily via an overweight to the underperforming Japanese market, which was the poorest performing major market during the period. Stock selection in Japan and the U.K. added value during the past six months but was mostly offset by sub-par stock selection in Hong Kong and Continental Europe.

Top Ten Holdings as of April 30, 2014 (as a percentage of net assets)
Mitsui Fudosan Co., Ltd.	5.2%
Mitsubishi Estate Co., Ltd.	4.9%
Unibail-Rodamco SE	4.2%
Cheung Kong Holdings Ltd.	4.1%
Sun Hung Kai Properties Ltd.	3.9%
Sumitomo Realty & Development Co., Ltd.	3.7%
Land Securities Group PLC	2.9%
Westfield Group	2.6%
British Land Co. PLC	2.4%
Global Logistic Properties Ltd.	2.3%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that with an improving economic outlook, markets will embrace listed property companies with more exposure to growth, but anchored by yield. Our portfolio positioning is focused on, in our opinion, attractively priced companies, geographies and property sectors which stand to benefit the most from improving economic conditions.

Geographically, we are overweight Europe based on improving economic news, particularly in the U.K., and on a sense of diminished risk in the euro zone. Investments are focused on those with higher growth characteristics, such as London office companies, as well as those, in our opinion, with more value via current yield, including many companies in the euro zone, some of which may potentially benefit from increased corporate activity.

We remain cautious on the Asia-Pacific region. Positioning in the Asia-Pacific region continues to tread carefully around the effects of decelerating economic growth in mainland China and policy driven headwinds in the residential sector, where restrictions have been tightened in markets including Hong Kong, Singapore and mainland China. Demand has been cooled via measures such as higher stamp duties on luxury flats, higher required down payments and increased hurdles for foreign buyers. We are more positive on Japan within the region, where we remain positive on Tokyo office companies, which are showing improved occupancies and accelerating rental growth after years of stagnation. Additionally, land values in Tokyo have recently improved and office vacancy has tightened.

We continue to believe that international property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

*	The Fund was formerly known as “ING International Real Estate Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 to April 30, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2014*	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2014*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,036.30	1.24%	$6.26	$1,000.00	$1,018.65	1.24%	$6.21
Class B	1,000.00	1,032.40	1.99	10.03	1,000.00	1,014.93	1.99	9.94
Class C	1,000.00	1,032.70	1.99	10.03	1,000.00	1,014.93	1.99	9.94
Class I	1,000.00	1,037.60	0.99	5.00	1,000.00	1,019.89	0.99	4.96
Class O	1,000.00	1,036.30	1.24	6.26	1,000.00	1,018.65	1.24	6.21
Class R	1,000.00	1,034.90	1.49	7.52	1,000.00	1,017.41	1.49	7.45
Class W	1,000.00	1,037.50	0.99	5.00	1,000.00	1,019.89	0.99	4.96

Voya International Real Estate Fund
Class A	1,000.00	994.20	1.44	7.12	1,000.00	1,017.65	1.44	7.20
Class B	1,000.00	989.20	2.19	10.80	1,000.00	1,013.93	2.19	10.94
Class C	1,000.00	989.30	2.19	10.80	1,000.00	1,013.93	2.19	10.94
Class I	1,000.00	994.60	1.14	5.64	1,000.00	1,019.14	1.14	5.71
Class W	1,000.00	994.40	1.19	5.88	1,000.00	1,018.89	1.19	5.96

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

6

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$5,041,630,804	$547,225,161
Short-term investments at fair value**	45,900,889	—
Total investments at fair value	$5,087,531,693	$547,225,161
Cash	—	8,643,810
Foreign currencies at value***	906,808	80,756
Receivables:
Investment securities sold	2,955,299	6,767,543
Fund shares sold	11,388,884	694,218
Dividends	9,171,585	1,785,734
Interest	—	65
Foreign tax reclaims	585,420	108,498
Prepaid expenses	157,144	43,133
Total assets	5,112,696,833	565,348,918
LIABILITIES:
Payable for investment securities purchased	5,500,076	6,523,386
Payable for fund shares redeemed	6,035,722	466,009
Payable for investment management fees	2,917,750	423,828
Payable for administrative fees	411,680	45,273
Payable for distribution and shareholder service fees	503,200	51,180
Payable for trustee fees	36,523	2,745
Other accrued expenses and liabilities	819,972	397,894
Total liabilities	16,224,923	7,910,315
NET ASSETS	$5,096,471,910	$557,438,603
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,566,152,691	$771,195,291
Undistributed (distributions in excess of) net investment income	(32,025,258)	1,211,327
Accumulated net realized loss	(781,869,387)	(347,530,917)
Net unrealized appreciation	1,344,213,864	132,562,902
NET ASSETS	$5,096,471,910	$557,438,603
_______________
* Cost of investments in securities	$3,697,438,463	$414,652,205
** Cost of short-term investments	$45,900,889	$—
*** Cost of foreign currencies	$906,808	$80,739

See Accompanying Notes to Financial Statements

7

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$1,558,088,855	$183,743,677
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	80,530,475	20,025,521
Net asset value and redemption price per share†	$19.35	$9.18
Maximum offering price per share (5.75%)(1)	$20.53	$9.74

Class B
Net assets	$9,295,675	$1,332,654
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	590,680	145,636
Net asset value and redemption price per share†	$15.74	$9.15

Class C
Net assets	$217,240,524	$15,401,759
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	12,948,863	1,684,926
Net asset value and redemption price per share†	$16.78	$9.14

Class I
Net assets	$2,875,541,668	$329,308,118
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	148,610,891	35,860,717
Net asset value and redemption price per share	$19.35	$9.18

Class O
Net assets	$13,982,724	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	722,603	n/a
Net asset value and redemption price per share	$19.35	n/a

Class R
Net assets	$1,445,330	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	74,864	n/a
Net asset value and redemption price per share	$19.31	n/a

Class W
Net assets	$420,877,134	$27,652,395
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	21,707,629	3,001,166
Net asset value and redemption price per share	$19.39	$9.21

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†    Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$63,287,860	$8,846,870
Interest	102	492
Securities lending income, net	27,861	—
Total investment income	63,315,823	8,847,362
EXPENSES:
Investment management fees	17,125,806	2,550,071
Distribution and shareholder service fees:
Class A	1,861,299	227,134
Class B	48,999	7,069
Class C	1,076,477	78,852
Class O	16,904	—
Class R	2,646	—
Transfer agent fees:
Class A	874,597	50,544
Class B	5,811	394
Class C	126,990	4,386
Class I	1,596,767	11,027
Class O	7,957	—
Class R	620	—
Class W	227,204	7,773
Administrative service fees	2,415,525	272,266
Shareholder reporting expense	349,100	21,210
Registration fees	134,346	30,610
Professional fees	206,340	16,227
Custody and accounting expense	630,840	184,895
Trustee fees	71,632	8,236
Miscellaneous expense	91,197	8,779
Interest expense	16	—
Total expenses	26,871,073	3,479,473
Net expenses	26,871,073	3,479,473
Net investment income	36,444,750	5,367,889
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	103,492,724	13,811,012
Foreign currency related transactions	(285,989)	(21,302)
Net realized gain	103,206,735	13,789,710
Net change in unrealized appreciation (depreciation) on:
Investments	38,083,221	(22,563,039)
Foreign currency related transactions	13,181	(11,494)
Net change in unrealized appreciation (depreciation)	38,096,402	(22,574,533)
Net realized and unrealized gain (loss)	141,303,137	(8,784,823)
Increase (decrease) in net assets resulting from operations	$177,747,887	$(3,416,934)
_______________
* Foreign taxes withheld	$3,280,544	$650,083

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$36,444,750	$68,458,421	$5,367,889	$8,764,869
Net realized gain	103,206,735	151,895,020	13,789,710	31,459,199
Net change in unrealized appreciation (depreciation)	38,096,402	300,231,758	(22,574,533)	33,776,310
Increase (decrease) in net assets resulting from operations	177,747,887	520,585,199	(3,416,934)	74,000,378

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(14,312,469)	(57,674,100)	(8,398,841)	(12,106,441)
Class B	(80,339)	(502,805)	(60,165)	(92,385)
Class C	(1,607,165)	(8,184,137)	(659,597)	(957,705)
Class I	(29,634,621)	(109,080,555)	(15,173,552)	(20,685,622)
Class O	(129,042)	(556,793)	—	—
Class R	(9,353)	(47,367)	—	—
Class W	(4,212,503)	(16,119,032)	(1,321,526)	(1,688,665)
Total distributions	(49,985,492)	(192,164,789)	(25,613,681)	(35,530,818)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	685,774,439	1,875,738,716	49,946,813	102,541,858
Reinvestment of distributions	45,031,550	168,211,810	12,656,594	9,765,880
	730,805,989	2,043,950,526	62,603,407	112,307,738
Cost of shares redeemed	(750,079,518)	(1,871,468,778)	(48,422,058)	(87,911,946)
Net increase (decrease) in net assets resulting from capital share transactions	(19,273,529)	172,481,748	14,181,349	24,395,792
Net increase (decrease) in net assets	108,488,866	500,902,158	(14,849,266)	62,865,352

NET ASSETS:
Beginning of year or period	4,987,983,044	4,487,080,886	572,287,869	509,422,517
End of year or period	$5,096,471,910	$4,987,983,044	$557,438,603	$572,287,869
Undistributed (distributions in excess of) net investment income at end of year or period	$(32,025,258)	$(18,484,516)	$1,211,327	$21,457,119

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

Voya Global Real Estate Fund
Class A
04-30-14	18.85	0.13	•	0.55	0.68	0.18	—	—	0.18	—	19.35	3.63	1.24	1.24		1.24		1.38		1,558,089	16
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24		1.24		1.27		1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	14.26	17.37	1.49	1.49	†	1.49	†	2.74	†	893,470	66
Class B
04-30-14	15.37	0.05	•	0.44	0.49	0.12	—	—	0.12	—	15.74	3.24	1.99	1.99		1.99		0.63		9,296	16
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99		1.99		0.53		10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	12.01	16.39	2.24	2.24	†	2.24	†	2.06	†	22,218	66
Class C
04-30-14	16.37	0.05	•	0.48	0.53	0.12	—	—	0.12	—	16.78	3.27	1.99	1.99		1.99		0.63		217,241	16
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99		1.99		0.52		228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	12.67	16.40	2.24	2.24	†	2.24	†	2.03	†	149,943	66
Class I
04-30-14	18.85	0.15	•	0.55	0.70	0.20	—	—	0.20	—	19.35	3.76	0.99	0.99		0.99		1.64		2,875,542	16
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97		0.97		1.54		2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	14.26	17.76	1.12	1.12	†	1.12	†	2.96	†	457,742	66
Class O
04-30-14	18.85	0.13	•	0.55	0.68	0.18	—	—	0.18	—	19.35	3.63	1.24	1.24		1.24		1.38		13,983	16
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24		1.24		1.27		14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	14.26	17.38	1.49	1.49	†	1.49	†	2.76	†	13,575	66
Class R
04-30-14	18.82	0.10	•	0.55	0.65	0.16	—	—	0.16	—	19.31	3.49	1.49	1.49		1.49		1.11		1,445	16
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49		1.49		1.06		733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class W
04-30-14	18.89	0.15	•	0.55	0.70	0.20	—	—	0.20	—	19.39	3.75	0.99	0.99		0.99		1.63		420,877	16
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99		0.99		1.51		388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	14.28	17.78	1.12	1.12	†	1.12	†	2.88	†	151,558	66

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

Voya International Real Estate Fund
Class A
04-30-14	9.66	0.08	•	(0.14)	(0.06)	0.42	—	—	0.42	—	9.18	(0.58)	1.44	1.44		1.44		1.80		183,744	25
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70	1.46	1.45		1.45		1.44		192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50		1.50		2.23		179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47		1.47		1.84		189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—	8.48	25.77	1.73	1.53	†	1.53	†	2.43	†	116,989	72
Class B
04-30-14	9.64	0.05	•	(0.16)	(0.11)	0.38	—	—	0.38	—	9.15	(1.08)	2.19	2.19		2.19		1.02		1,333	25
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96	2.21	2.20		2.20		0.69		1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22		2.22		1.06		2,088	66
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—	8.44	24.82	2.48	2.28	†	2.28	†	1.78	†	3,875	72
Class C
04-30-14	9.63	0.05	•	(0.16)	(0.11)	0.38	—	—	0.38	—	9.14	(1.07)	2.19	2.19		2.19		1.03		15,402	25
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88	2.21	2.20		2.20		0.69		17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	—	8.44	24.76	2.48	2.28	†	2.28	†	1.81	†	26,520	72
Class I
04-30-14	9.67	0.10	•	(0.16)	(0.06)	0.43	—	—	0.43	—	9.18	(0.54)	1.14	1.14		1.14		2.11		329,308	25
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04	1.15	1.14		1.14		1.76		331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17		1.17		2.56		288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	—	8.49	26.12	1.23	1.23	†	1.23	†	2.80	†	387,251	72
Class W
04-30-14	9.70	0.09	•	(0.15)	(0.06)	0.43	—	—	0.43	—	9.21	(0.56)	1.19	1.19		1.19		2.05		27,652	25
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06	1.21	1.20		1.20		1.70		29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22		1.22		2.20		23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19	—	—	0.19	—	8.51	26.61	1.23	1.23	†	1.23	†	2.85	†	2,094	72

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (formerly, ING Mutual Funds) (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Global Real Estate and International Real Estate. Global Real Estate is a diversified series of the Trust and International Real Estate is a non-diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Investment Adviser”), and Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as administrator to each Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter for the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the

13

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies.

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2014, International Real Estate had an average contract amount on forward foreign currency contracts to buy of $2,003,677. International Real Estate used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at April 30, 2014.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$793,235,818	$826,469,316
International Real Estate	136,921,760	147,704,666

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund.

VFS serves as administrator to each Fund and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$18,602	$—
International Real Estate	3,136	—
Contingent Deferred Sales Charges:
Global Real Estate	$28	$1,377
International Real Estate	—	61

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2014, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly ING U.S., Inc) that owned more than 5% of the Funds.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Real Estate(1)	1.50%	2.25%	2.25%	1.25%	1.50%	1.75%	1.25%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%

(1)	Prior to January 1, 2014 and pursuant to a non-recoupable side letter agreement, the operating expense limits for Global Real Estate were 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90%, and 1.40% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively.

18

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Pursuant to a side letter agreement, through at least March 1, 2015, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. The side letter agreement will renew if the Investment Adviser and CBRE Clarion Securities LLC elect to renew it. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement, the sub-advisory agreement with CBRE Clarion Securities LLC, or the expense limitation agreement has been terminated.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2014, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2015 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated or, with respect to International Real Estate, upon termination of the sub-advisory agreement with CBRE Clarion Securities LLC.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	1	$545,000	1.08%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2014	13,055,814	737,902	(13,904,461)	(110,745)	241,013,686	13,669,932	(257,221,825)	(2,538,207)
10/31/2013	32,897,624	2,839,857	(33,798,524)	1,938,957	607,093,663	51,506,752	(621,345,778)	37,254,637
Class B
4/30/2014	3,591	4,509	(124,444)	(116,344)	54,041	67,911	(1,877,415)	(1,755,463)
10/31/2013	9,831	27,212	(219,034)	(181,991)	146,005	403,121	(3,303,236)	(2,754,110)
Class C
4/30/2014	764,347	73,615	(1,869,279)	(1,031,317)	12,276,527	1,181,872	(30,022,195)	(16,563,796)
10/31/2013	2,937,760	373,885	(2,999,228)	312,417	47,495,427	5,896,667	(48,017,701)	5,374,393

19

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Global Real Estate (continued)
Class I
4/30/2014	19,870,735	1,418,614	(22,493,527)	(1,204,178)	368,356,865	26,286,447	(414,502,994)	(19,859,682)
10/31/2013	55,514,979	5,271,133	(52,981,229)	7,804,883	1,022,893,996	95,607,851	(972,181,472)	146,320,375
Class O
4/30/2014	30,723	176	(59,130)	(28,231)	568,505	3,262	(1,093,124)	(521,357)
10/31/2013	124,268	849	(169,652)	(44,535)	2,291,753	15,381	(3,145,196)	(838,062)
Class R
4/30/2014	40,771	418	(5,303)	35,886	749,693	7,727	(96,986)	660,434
10/31/2013	80,205	2,551	(108,527)	(25,771)	1,467,662	46,182	(2,098,107)	(584,263)
Class W
4/30/2014	3,383,194	205,414	(2,435,959)	1,152,649	62,755,122	3,814,399	(45,264,979)	21,304,542
10/31/2013	10,471,846	810,632	(11,822,713)	(540,235)	194,350,210	14,735,856	(221,377,288)	(12,291,222)
International Real Estate
Class A
4/30/2014	594,932	910,855	(1,369,002)	136,785	5,468,244	8,308,460	(12,472,186)	1,304,518
10/31/2013	1,274,265	454,696	(1,797,069)	(68,108)	11,947,625	4,126,210	(16,686,755)	(612,920)
Class B
4/30/2014	1,171	4,857	(21,630)	(15,602)	10,663	44,231	(196,412)	(141,518)
10/31/2013	2,120	7,286	(35,820)	(26,414)	19,308	65,994	(332,610)	(247,308)
Class C
4/30/2014	113,536	52,752	(263,709)	(97,421)	1,039,350	479,887	(2,399,862)	(880,625)
10/31/2013	348,471	69,969	(460,558)	(42,118)	3,282,578	632,946	(4,256,346)	(340,822)
Class I
4/30/2014	4,404,296	395,569	(3,229,310)	1,570,555	40,141,693	3,607,891	(29,363,784)	14,385,800
10/31/2013	8,185,331	504,098	(6,516,664)	2,172,765	76,634,006	4,584,919	(60,376,334)	20,842,591
Class W
4/30/2014	362,876	23,621	(438,116)	(51,619)	3,286,863	216,125	(3,989,814)	(486,826)
10/31/2013	1,130,484	38,995	(671,899)	497,580	10,658,341	355,811	(6,259,901)	4,754,251

NOTE 10 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (International Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the

20

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2014, the Funds had no securities on loan.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	Ordinary Income	Ordinary Income
Global Real Estate(1)	$19,905,105	$108,425,505
International Real Estate	25,613,681	35,530,818

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (four months ended April 30, 2014) and tax year ended December 31, 2013. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2014.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Global Real Estate(1)	$—	$(32,200,518)	$825,192,202	$(59,467,469)	2016
				(414,424,595)	2017
				(79,668,453)	2018
				$(553,560,517)

21

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
International Real Estate	$21,470,815	$—	$80,586,889	$(26,312)	2014
				(2,556,095)	2015
				(67,952,089)	2016
				(159,911,905)	2017
				(43,046,092)	2018
				(8,974,059)	2019
				(4,309,586)	None
				$(286,776,138)

(1)	As of the Fund’s tax year ended December 31, 2013.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of April 30, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — LITIGATION

On September 6, 2013, ING Investments, LLC (now known as “Voya Investments, LLC”) (“VIL”) received service in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (the “Action” or the “Complaint”) brought on behalf of the ING Global Real Estate Fund (now known as “Voya Global Real Estate Fund”) (the “Fund”). The Complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that VIL breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging excessive investment management fees. Among other things, (i) the Complaint seeks an order awarding damages on behalf of the Fund against VIL, (i) including repayment of all unlawful and or excessive investment management fees paid to it by the Fund from one year prior to the commencement of the Action through the date of trial in the Action, and (ii) a rescission of the advisory agreement between VIL and the Fund. Management has engaged Milbank, Tweed, Hadley & McCoy LLP to represent VIL in the Action.

On December 20, 2013, VIL filed a motion to transfer the venue of the Action to the United States District Court for the District of Arizona. On June 6, 2014, the motion to transfer was denied. VIL, pursuant to an agreement with plaintiff’s counsel, has 30 days after the decision regarding the motion to transfer to answer or otherwise respond to the Complaint. Management denies any wrongdoing and intends to vigorously defend against the allegations.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory

22

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 15 — SUBSEQUENT EVENTS

Effective May 23, 2014, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Effective May 30, 2014, International Real Estate is now a diversified series of the Trust.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Australia: 6.3%
11,351,250		Goodman Group	$52,725,836	1.0
47,081,985		Mirvac Group	76,830,549	1.5
13,494,000		Stockland	48,917,395	1.0
3,665,326		Westfield Group	37,401,835	0.7
5,366,281		Westfield Retail Trust	15,943,054	0.3
26,791,416		Other Securities	90,417,041	1.8
			322,235,710	6.3

		Austria: 0.1%
844,948		Other Securities	4,864,781	0.1

		Canada: 0.7%
829,400		Other Securities	33,784,879	0.7

		China: 0.1%
2,985,000		Other Securities	7,348,124	0.1

		France: 5.9%
1,524,856		Klepierre	69,961,684	1.4
525,414		Unibail-Rodamco SE	141,990,000	2.8
1,342,923		Other Securities	87,874,124	1.7
			299,825,808	5.9

		Germany: 1.0%
755,970		LEG Immobilien AG	50,445,427	1.0

		Hong Kong: 6.7%
6,609,509		Cheung Kong Holdings Ltd.	112,873,000	2.2
9,340,594		Hongkong Land Holdings Ltd.	65,463,768	1.3
4,323,500		Sun Hung Kai Properties Ltd.	54,554,138	1.1
14,582,400		Swire Properties Ltd.	43,915,789	0.8
25,780,832		Other Securities	64,454,629	1.3
			341,261,324	6.7

		Japan: 16.3%
410,800		Daito Trust Construction Co., Ltd.	41,803,374	0.8
11,589		Japan Real Estate Investment Corp.	61,439,506	1.2
37,251		Japan Retail Fund Investment Corp.	74,923,343	1.5
6,157,223		Mitsubishi Estate Co., Ltd.	139,709,840	2.7
5,565,288		Mitsui Fudosan Co., Ltd.	164,742,158	3.2
2,673		Nippon Building Fund, Inc.	14,820,362	0.3
11,810		Nippon Prologis REIT, Inc.	25,010,942	0.5
2,568,900		Sumitomo Realty & Development Co., Ltd.	99,671,722	2.0
7,342,251		Other Securities	206,396,833	4.1
			828,518,080	16.3

		Luxembourg: 0.3%
840,900		Other Securities	13,299,771	0.3

		Netherlands: 1.1%
4,646,059		Other Securities	56,103,953	1.1

COMMON STOCK: (continued)
		Singapore: 3.4%
43,068,600		CapitaCommercial Trust	$55,116,918	1.1
32,875,000		Global Logistic Properties Ltd.	74,925,080	1.4
32,245,291		Other Securities	45,104,049	0.9
			175,146,047	3.4

		Sweden: 1.1%
3,586,971		Other Securities	56,620,911	1.1

		Switzerland: 0.5%
293,052		Other Securities	28,166,738	0.5

		United Kingdom: 6.9%
4,803,963	@	British Land Co. PLC	56,124,155	1.1
953,670		Derwent Valley Holdings PLC	43,871,010	0.9
4,633,692	@	Great Portland Estates PLC	49,130,044	1.0
5,663,604	@	Hammerson PLC	54,659,688	1.1
6,643,261		Land Securities Group PLC	119,340,136	2.3
6,123,360		Other Securities	27,032,066	0.5
			350,157,099	6.9

		United States: 48.5%
668,208		AvalonBay Communities, Inc.	91,243,803	1.8
2,100,112		BioMed Realty Trust, Inc.	43,892,341	0.9
646,700		Boston Properties, Inc.	75,754,438	1.5
3,602,100		DDR Corp.	61,848,057	1.2
1,624,900		Douglas Emmett, Inc.	44,847,240	0.9
3,667,100		Duke Realty Corp.	64,247,592	1.3
1,947,800		Equity Residential	115,777,232	2.3
522,402		Essex Property Trust, Inc.	90,511,371	1.8
4,012,911		General Growth Properties, Inc.	92,176,566	1.8
1,619,400		Health Care Real Estate Investment Trust, Inc.	102,167,946	2.0
1,505,100		Healthcare Realty Trust, Inc.	37,853,265	0.7
1,870,400		Hilton Worldwide Holdings, Inc.	40,830,832	0.8
6,706,635		Host Hotels & Resorts, Inc.	143,857,321	2.8
1,277,800		Kilroy Realty Corp.	76,118,546	1.5
2,467,200		Kimco Realty Corp.	56,548,224	1.1
1,473,498		Liberty Property Trust	55,256,175	1.1
1,016,041		Macerich Co.	65,951,221	1.3
2,929,102		ProLogis, Inc.	119,009,414	2.3
347,424		Public Storage, Inc.	60,976,386	1.2
960,600		Realty Income Corp.	41,738,070	0.8
1,128,860		Simon Property Group, Inc.	195,518,552	3.8
935,730		SL Green Realty Corp.	97,980,288	1.9
4,130,100		Spirit Realty Capital, Inc.	44,481,177	0.9
565,700		Taubman Centers, Inc.	41,205,588	0.8
3,348,155		UDR, Inc.	86,583,288	1.7
998,802		Vornado Realty Trust	102,477,085	2.0
22,876,812		Other Securities	424,757,553	8.3
			2,473,609,571	48.5

See Accompanying Notes to Financial Statements

24

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)

	Total Common Stock (Cost $3,697,326,946)	$5,041,388,223	98.9

WARRANTS: 0.0%
	Financials: 0.0%
360,291	Other Securities	242,581	0.0

	Total Warrants (Cost $111,517)	242,581	0.0

	Total Long-Term Investments (Cost $3,697,438,463)	5,041,630,804	98.9

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
45,900,889	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $45,900,889)	45,900,889	0.9

	Total Short-Term Investments (Cost $45,900,889)	45,900,889	0.9

	Total Investments in Securities (Cost $3,743,339,352)	$5,087,531,693	99.8
	Assets in Excess of Other Liabilities	8,940,217	0.2
	Net Assets	$5,096,471,910	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $3,988,017,679.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,228,926,149
Gross Unrealized Depreciation	(129,412,135)

Net Unrealized Appreciation	$1,099,514,014

REIT Diversification	Percentage of Net Assets
Retail REITs	22.4%
Diversified REITs	16.8
Office REITs	12.5
Diversified Real Estate Activities	11.5
Residential REITs	9.0
Real Estate Operating Companies	7.1
Specialized REITs	5.9
Hotels, Resorts & Cruise Lines	5.2
Industrial REITs	4.7
Real Estate Development	3.5
Real Estate Services	0.3
Assets in Excess of Other Liabilities*	1.1
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$322,235,710	$—	$322,235,710
Austria	4,864,781	—	—	4,864,781
Canada	33,784,879	—	—	33,784,879
China	—	7,348,124	—	7,348,124
France	16,045,198	283,780,610	—	299,825,808
Germany	—	50,445,427	—	50,445,427
Hong Kong	—	341,261,324	—	341,261,324
Japan	—	828,518,080	—	828,518,080
Luxembourg	—	13,299,771	—	13,299,771
Netherlands	—	56,103,953	—	56,103,953
Singapore	—	175,146,047	—	175,146,047
Sweden	—	56,620,911	—	56,620,911
Switzerland	—	28,166,738	—	28,166,738
United Kingdom	19,948,145	330,208,954	—	350,157,099
United States	2,473,609,571	—	—	2,473,609,571
Total Common Stock	2,548,252,574	2,493,135,649	—	5,041,388,223

See Accompanying Notes to Financial Statements

25

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Warrants	$242,581	$—	$—	$242,581
Short-Term Investments	45,900,889	—	—	45,900,889
Total Investments, at fair value	$2,594,396,044	$2,493,135,649	$—	$5,087,531,693

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

26

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%
		Australia: 12.5%
3,334,800		CFS Retail Property Trust	$6,243,421	1.1
2,458,296		Federation Centres Ltd	5,706,381	1.0
1,897,436		Goodman Group	8,813,470	1.6
1,149,920		Investa Office Fund	3,580,000	0.7
415,066		Lend Lease Corp., Ltd.	5,016,465	0.9
6,201,711		Mirvac Group	10,120,237	1.8
2,874,571		Stockland	10,420,670	1.9
1,421,342		Westfield Group	14,503,703	2.6
619,043		Westfield Retail Trust	1,839,158	0.3
861,399		Other Securities	3,427,934	0.6
			69,671,439	12.5

		Austria: 0.9%
1,033,659		Other Securities	5,159,486	0.9

		Canada: 2.4%
109,100		Boardwalk Real Estate Investment Trust	6,149,535	1.1
125,900		Canadian Real Estate Investment Trust	5,189,692	1.0
55,000		Other Securities	1,716,665	0.3
			13,055,892	2.4

		China: 0.4%
917,000		Other Securities	2,257,363	0.4

		Finland: 0.4%
406,200		Other Securities	2,094,589	0.4

		France: 7.9%
49,212	@	ICADE	5,021,006	0.9
137,489		Klepierre	6,308,112	1.1
185,000		Mercialys	4,255,411	0.8
87,338		Unibail-Rodamco SE	23,602,573	4.2
42,645		Other Securities	4,917,755	0.9
			44,104,857	7.9

		Germany: 2.8%
99,359		LEG Immobilien AG	6,630,167	1.2
425,057		Other Securities	9,089,312	1.6
			15,719,479	2.8

		Hong Kong: 15.2%
1,350,865		Cheung Kong Holdings Ltd.	23,069,215	4.1
1,635,794		Hongkong Land Holdings Ltd.	11,464,500	2.1
1,767,500		Hysan Development Co., Ltd.	7,580,574	1.4
2,188,368		Link Real Estate Investment Trust	10,895,306	1.9
1,742,156		Sun Hung Kai Properties Ltd.	21,982,611	3.9
3,084,000		Swire Properties Ltd.	9,287,655	1.7
44,785		Other Securities	314,396	0.1
			84,594,257	15.2

COMMON STOCK: (continued)
		Italy: 0.3%
1,886,100		Other Securities	$1,686,047	0.3

		Japan: 29.7%
910		Activia Properties, Inc.	7,640,976	1.4
70,200		Daito Trust Construction Co., Ltd.	7,143,615	1.3
568,000		Daiwa House Industry Co., Ltd.	9,596,773	1.7
9,712		GLP J-Reit	9,585,852	1.7
664		Industrial & Infrastructure Fund Investment Corp.	5,564,479	1.0
13,097		Japan Hotel REIT Investment Corp.	6,024,485	1.1
868		Kenedix Office Investment Corp.	4,336,066	0.8
1,199,400		Mitsubishi Estate Co., Ltd.	27,214,863	4.9
988,577		Mitsui Fudosan Co., Ltd.	29,263,590	5.2
8,410		Orix JREIT, Inc.	10,698,578	1.9
944,000		Hulic Co. Ltd.	11,386,174	2.0
535,800		Sumitomo Realty & Development Co., Ltd.	20,788,707	3.7
673,000		Tokyo Tatemono Co., Ltd.	5,367,039	1.0
4,058		United Urban Investment Corp.	6,124,518	1.1
1,722		Other Securities	4,919,138	0.9
			165,654,853	29.7

		Luxembourg: 0.6%
216,654		Other Securities	3,426,625	0.6

		Netherlands: 0.7%
163,220		Other Securities	3,946,602	0.7

		Singapore: 7.3%
6,017,731		CapitaCommercial Trust	7,701,174	1.4
5,589,362		Global Logistic Properties Ltd.	12,738,659	2.3
5,731,705		Mapletree Commercial Trust	5,797,622	1.0
7,459,056		Suntec Real Estate Investment Trust	10,223,815	1.8
3,802,239		Other Securities	4,413,176	0.8
			40,874,446	7.3

		Spain: 0.6%
232,224		Other Securities	3,266,858	0.6

		Sweden: 2.2%
293,196		Castellum AB	4,999,788	0.9
258,762		Fabege AB	3,635,065	0.6
253,673		Hufvudstaden AB	3,719,007	0.7
			12,353,860	2.2

		Switzerland: 1.6%
66,183		PSP Swiss Property AG	6,361,189	1.2
28,576		Other Securities	2,402,135	0.4
			8,763,324	1.6

See Accompanying Notes to Financial Statements

27

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 12.7%
1,120,796	@	British Land Co. PLC	$13,094,133	2.4
842,364		Capital & Counties Properties PLC	4,751,658	0.9
133,561		Derwent Valley Holdings PLC	6,144,113	1.1
732,355	@	Great Portland Estates PLC	7,765,003	1.4
584,763	@	Hammerson PLC	5,643,573	1.0
913,682		Land Securities Group PLC	16,413,465	2.9
743,998		Unite Group PLC	5,312,766	1.0
2,933,736		Other Securities	11,372,725	2.0
			70,497,436	12.7

		Total Common Stock (Cost $414,607,269)	547,127,413	98.2

WARRANTS: 0.0%
		Financials: 0.0%
145,179		Other Securities	97,748	0.0

		Total Warrants (Cost $44,936)	97,748	0.0

		Total Investments in Securities (Cost $414,652,205)	$547,225,161	98.2
		Assets in Excess of Other Liabilities	10,213,442	1.8
		Net Assets	$557,438,603	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $472,630,073.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$103,923,255
Gross Unrealized Depreciation	(29,328,167)
Net Unrealized Appreciation	$74,595,088

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	25.5%
Retail REITs	20.9
Real Estate Operating Companies	17.3
Diversified REITs	14.9
Real Estate Development	6.7
Office REITs	5.8
Industrial REITs	5.4
Residential REITs	1.1
Real Estate Services	0.6
Assets in Excess of Other Liabilities	1.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

28

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$69,671,439	$—	$69,671,439
Austria	5,159,486	—	—	5,159,486
Canada	13,055,892	—	—	13,055,892
China	—	2,257,363	—	2,257,363
Finland	—	2,094,589	—	2,094,589
France	4,255,411	39,849,446	—	44,104,857
Germany	5,603,545	10,115,934	—	15,719,479
Hong Kong	—	84,594,257	—	84,594,257
Italy	—	1,686,047	—	1,686,047
Japan	—	165,654,853	—	165,654,853
Luxembourg	—	3,426,625	—	3,426,625
Netherlands	—	3,946,602	—	3,946,602
Singapore	—	40,874,446	—	40,874,446
Spain	3,266,858	—	—	3,266,858
Sweden	—	12,353,860	—	12,353,860
Switzerland	—	8,763,324	—	8,763,324
United Kingdom	3,845,260	66,652,176	—	70,497,436
Total Common Stock	35,186,452	511,940,961	—	547,127,413
Warrants	97,748	—	—	97,748
Total Investments, at fair value	$35,284,200	$511,940,961	$—	$547,225,161

(1)	For the period ended April 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2014, securities valued at $3,815,019 and $3,642,486 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$131,867
Total	$131,867

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

29

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-UINTREAL (0414-062014)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Summary schedule or complete schedule of investments, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 101.5%
	Affiliated Investment Companies: 101.5%
31,485	Voya Emerging Markets Corporate Debt Fund - Class P	310,445	30.7
58,760	Voya Emerging Markets Hard Currency Sovereign Debt Fund - Class P	560,569	55.4
17,571	Voya Emerging Markets Local Currency Debt Fund - Class P	156,205	15.4
	Total Mutual Funds
	(Cost $1,064,160)	1,027,219	101.5

SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
17,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $17,000)	17,000	1.7

	Total Short-Term Investments
	(Cost $17,000)	17,000	1.7

	Total Investments in Securities (Cost $1,081,160)	$1,044,219	103.2
	Liabilities in Excess of Other Assets	(32,745)	(3.2)
	Net Assets	$1,011,474	100.0

††	Rate shown is the 7-day yield as of April 30, 2014.

Cost for federal income tax purposes is $1,084,157.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,450
Gross Unrealized Depreciation	(41,388)

Net Unrealized Depreciation	$(39,938)

See Accompanying Notes to Financial Statements

1

Voya Diversified International Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.2%
204,486	iShares MSCI EAFE Index Fund	13,970,484	18.2

	Total Exchange-Traded Funds
	(Cost $13,209,570)	13,970,484	18.2

MUTUAL FUNDS: 81.8%
	Affiliated Investment Companies: 81.8%
1,763,413	Voya International Core Fund - Class I	19,873,660	25.8
765,709	Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,560,623	11.1
2,535,354	Voya Multi-Manager International Equity Fund - Class I	30,728,490	39.9
76,494	Voya Multi-Manager International SmallCap Fund - Class I	3,813,226	5.0

	Total Mutual Funds
	(Cost $49,678,285)	62,975,999	81.8

	Total Investments in Securities (Cost $62,887,855)	$76,946,483	100.0
	Assets in Excess of Other Liabilities	20,418	–
	Net Assets	$76,966,901	100.0

Cost for federal income tax purposes is $63,842,289.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,104,194
Gross Unrealized Depreciation	–

Net Unrealized Appreciation	$13,104,194

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund	as of April 30, 2014 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.9%
		Australia: 0.5%
844,000	#	Australia & New Zealand Banking Group Ltd., 4.500%, 03/19/24	848,096	0.1
812,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	879,943	0.2
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	998,588	0.2
			2,726,627	0.5

		Bermuda: 0.2%
1,000,000		NCL Corp. Ltd., 5.000%, 02/15/18	1,037,500	0.2

		Brazil: 1.6%
1,050,000	#	Caixa Economica Federal, 4.500%, 10/03/18	1,068,375	0.2
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,572,637	0.3
420,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	441,000	0.1
1,100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	1,130,250	0.2
1,641,000		Petrobras Global Finance BV, 4.375%, 05/20/23	1,536,782	0.3
851,500	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	885,560	0.1
380,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	386,650	0.0
1,200,000		Suzano Trading Ltd., 5.875%, 01/23/21	1,233,000	0.2
920,000		Vale Overseas Ltd., 4.625%, 09/15/20	974,863	0.2
			9,229,117	1.6

		Canada: 0.3%
822,000		Goldcorp, Inc., 3.700%, 03/15/23	790,159	0.1
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	1,009,325	0.2
			1,799,484	0.3

		China: 0.1%
600,000		Kaisa Group Holdings Ltd, 8.875%, 03/19/18	584,250	0.1

		Colombia: 0.6%
1,200,000		Banco Davivienda SA, 5.875%, 07/09/22	1,204,500	0.2
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,488,750	0.3
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	772,026	0.1
			3,465,276	0.6

		Dominican Republic: 0.2%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	966,250	0.2

		France: 0.4%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,162,348	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,162,968	0.2
			2,325,316	0.4

		Germany: 0.3%
2,002,000		Deutsche Bank AG, 4.296%, 05/24/28	1,921,802	0.3

		Hong Kong: 0.3%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,620,000	0.3

		India: 0.5%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,358,925	0.2
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	467,646	0.1
1,200,000		Vedanta Resources PLC, 8.250%, 06/07/21	1,277,250	0.2
			3,103,821	0.5

		Ireland: 0.4%
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	265,937	0.1
1,400,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd, 5.125%, 12/12/17	1,351,000	0.2
500,000		Metalloinvest Finance Ltd, 6.500%, 07/21/16	498,750	0.1
			2,115,687	0.4

		Italy: 0.2%
1,216,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,265,534	0.2

		Japan: 0.2%
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,127,000	0.2

		Luxembourg: 0.1%
300,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	324,750	0.0
325,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	357,500	0.1
			682,250	0.1

		Mexico: 0.7%
1,525,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	1,587,906	0.3
875,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	977,812	0.2

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,188,219	0.2
			3,753,937	0.7

		Netherlands: 0.8%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	617,406	0.1
786,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	860,471	0.2
1,000,000	#	Lukoil International Finance BV, 3.416%, 04/24/18	942,750	0.2
200,000		Lukoil International Finance BV, 4.563%, 04/24/23	175,500	0.0
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	831,675	0.2
750,000		Seagate HDD Cayman, 6.875%, 05/01/20	819,375	0.1
			4,247,177	0.8

		Paraguay: 0.5%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,736,500	0.5

		Russia: 1.5%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,109,750	0.2
200,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 02/06/28	165,500	0.0
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	394,000	0.0
600,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	597,000	0.1
1,100,000		Gazprom OAO Via Gaz Capital SA, 7.288%, 08/16/37	1,082,400	0.2
200,000		Lukoil International Finance BV, 6.125%, 11/09/20	201,500	0.0
1,100,000		Metalloinvest Finance Ltd., 5.625%, 04/17/20	987,250	0.2
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	970,000	0.2
1,100,000		Mobile Telesystems OJSC via MTS International Funding Ltd., 5.000%, 05/30/23	984,500	0.2
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	1,092,000	0.2
1,300,000	#	Sberbank of Russia Via SB Capital SA, 5.500%, 02/26/24	1,137,500	0.2
			8,721,400	1.5

		Switzerland: 0.6%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,138,008	0.4
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,359,874	0.2
			3,497,882	0.6

		United Arab Emirates: 0.9%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,117,875	0.2
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,255,500	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	820,755	0.2
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,822,444	0.3
			5,016,574	0.9

		United Kingdom: 0.8%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	712,367	0.1
1,369,000		Barclays Bank PLC, 7.625%, 11/21/22	1,558,093	0.3
874,000		BP Capital Markets PLC, 2.750%, 05/10/23	830,330	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	276,250	0.1
547,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	583,951	0.1
842,000		Vodafone Group PLC, 1.500%, 02/19/18	835,873	0.1
			4,796,864	0.8

		United States: 20.2%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	673,312	0.1
69,000		AES Corp., 8.000%, 10/15/17	82,110	0.0
867,000		American International Group, Inc., 3.375%, 08/15/20	898,586	0.2
625,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	464,062	0.1
87,000		Altria Group, Inc., 9.250%, 08/06/19	115,486	0.0
1,431,000		American Tower Corp., 5.000%, 02/15/24	1,524,520	0.3
385,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	393,903	0.1
1,134,000		AT&T, Inc., 5.350%, 09/01/40	1,185,750	0.2
798,000		Bank of America Corp., 3.300%, 01/11/23	775,714	0.1
878,000		Bank of America Corp., 4.100%, 07/24/23	898,410	0.2
1,035,000		Bank of America Corp., 8.000%, 07/29/49	1,177,873	0.2
1,738,000		Barrick North America Finance LLC, 5.750%, 05/01/43	1,763,955	0.3
589,000		Berkshire Hathaway, Inc., 4.500%, 02/11/43	594,225	0.1
648,000		BioMed Realty L.P., 4.250%, 07/15/22	663,441	0.1
500,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	537,500	0.1
1,000,000		Cablevision Systems Corp., 8.000%, 04/15/20	1,160,000	0.2
900,000		Case New Holland, Inc., 7.875%, 12/01/17	1,062,000	0.2
930,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	933,487	0.2

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

1,186,000		Celgene Corp., 4.000%, 08/15/23	1,220,426	0.2
915,000		Chemtura Corp., 5.750%, 07/15/21	953,887	0.2
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	550,000	0.1
275,000		Chesapeake Energy Corp., 6.625%, 08/15/20	310,406	0.1
520,000		Chesapeake Midstream Partners L.P. / CHKM Finance Corp., 6.125%, 07/15/22	564,850	0.1
250,000		Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	261,875	0.0
1,110,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,252,912	0.2
847,000		Citigroup, Inc., 5.500%, 09/13/25	920,187	0.2
1,024,000		Citigroup, Inc., 5.950%, 07/29/49	1,013,760	0.2
485,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	521,375	0.1
560,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	606,200	0.1
961,000		Comcast Corp., 3.600%, 03/01/24	976,240	0.2
1,167,000		Comcast Corp., 5.700%, 05/15/18	1,344,585	0.2
511,000		Constellation Brands, Inc., 7.250%, 05/15/17	591,482	0.1
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,029,665	0.4
1,916,000		Devon Energy Corp., 5.600%, 07/15/41	2,165,613	0.4
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,626,494	0.3
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	600,890	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	747,352	0.1
560,000		DISH DBS Corp., 4.250%, 04/01/18	586,600	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	542,500	0.1
900,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	981,000	0.2
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	998,750	0.2
907,000		eBay, Inc., 2.600%, 07/15/22	869,408	0.2
411,000		Enbridge Energy Partners, 9.875%, 03/01/19	541,963	0.1
1,827,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,941,178	0.3
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	319,905	0.1
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,354,102	0.4
597,000		Enterprise Products Operating, LLC, 6.450%, 09/01/40	737,626	0.1

651,000		Fifth Third Bancorp., 8.250%, 03/01/38	941,265	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,110,102	0.2
500,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	636,527	0.1
500,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	555,536	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	655,500	0.1
641,000	#	Gannett Co., Inc., 6.375%, 10/15/23	681,063	0.1
1,765,000		General Electric Capital Corp., 4.375%, 09/16/20	1,933,626	0.3
549,000		General Electric Capital Corp., 6.750%, 03/15/32	716,704	0.1
1,501,000		Genworth Holdings, Inc., 4.900%, 08/15/23	1,611,001	0.3
1,412,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,382,547	0.2
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,740,839	0.3
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,543,302	0.3
735,000		HCA, Inc., 7.250%, 09/15/20	794,719	0.1
1,257,000		HCP, Inc., 4.250%, 11/15/23	1,298,113	0.2
1,053,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,089,116	0.2
822,000		HSBC USA, Inc., 5.000%, 09/27/20	904,979	0.2
812,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	819,703	0.1
1,110,000		Huntsman International LLC, 4.875%, 11/15/20	1,129,425	0.2
430,000		Indiana Michigan Power, 7.000%, 03/15/19	520,252	0.1
1,616,000		Intel Corp., 4.250%, 12/15/42	1,567,824	0.3
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	587,174	0.1
552,000		JPMorgan Chase & Co., 1.625%, 05/15/18	546,587	0.1
1,339,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,283,355	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	915,000	0.2
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	549,358	0.1
862,000		Kohl's Corp., 4.750%, 12/15/23	900,546	0.2
500,000		Lennar Corp., 4.125%, 12/01/18	507,500	0.1
885,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	958,013	0.2
565,000		MetLife, Inc., 3.048%, 12/15/22	556,531	0.1
464,000		Metropolitan Edison, 7.700%, 01/15/19	561,996	0.1
1,110,000		MGM Resorts International, 6.750%, 10/01/20	1,229,436	0.2
782,000		Morgan Stanley, 3.750%, 02/25/23	783,823	0.1

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

1,024,000		Morgan Stanley, 3.875%, 04/29/24	1,019,532	0.2
1,300,000		Morgan Stanley, 4.100%, 05/22/23	1,293,354	0.2
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	398,675	0.1
2,151,000		Mylan, Inc./PA, 2.600%, 06/24/18	2,178,083	0.4
741,000		21st Century Fox America, Inc., 5.400%, 10/01/43	817,533	0.1
774,000		21st Century Fox America, Inc., 6.900%, 03/01/19	935,249	0.2
799,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	778,779	0.1
1,000,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,012,500	0.2
252,000		Nisource Finance Corp., 6.125%, 03/01/22	293,755	0.1
735,000		Plains Exploration & Production Co., 7.625%, 04/01/20	811,256	0.1
520,000	#	PNK Finance Corp., 6.375%, 08/01/21	548,600	0.1
815,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	802,579	0.1
625,000		ProLogis L.P., 4.250%, 08/15/23	646,404	0.1
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	780,938	0.1
1,213,000		Reynolds American, Inc., 6.150%, 09/15/43	1,370,551	0.2
800,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	848,000	0.2
190,000		Ryland Group, Inc./The, 6.625%, 05/01/20	207,100	0.0
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	748,125	0.1
1,130,000		SandRidge Energy, Inc., 7.500%, 03/15/21	1,206,275	0.2
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,273,250	0.2
813,000		Simon Property Group L.P., 3.750%, 02/01/24	830,055	0.2
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,212,604	0.2
1,020,000		SLM Corp., 4.625%, 09/25/17	1,073,550	0.2
645,000		SLM Corp., 8.000%, 03/25/20	747,394	0.1
300,000		Smithfield Foods, Inc., 7.750%, 07/01/17	348,750	0.1
476,000		Southwestern Electric Power, 5.550%, 01/15/17	523,674	0.1
500,000		SPX Corp., 6.875%, 09/01/17	570,000	0.1
1,062,000		St Jude Medical, Inc., 2.500%, 01/15/16	1,088,885	0.2
205,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	226,525	0.0

810,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	852,019	0.2
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	884,506	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,732,445	0.3
320,000		T-Mobile USA, Inc., 6.250%, 04/01/21	342,000	0.1
790,000		T-Mobile USA, Inc., 6.625%, 04/01/23	849,250	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	430,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	788,400	0.1
991,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	983,017	0.2
893,000		Verizon Communications, Inc., 2.450%, 11/01/22	828,507	0.1
2,284,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,521,433	0.4
1,082,000		Verizon Communications, Inc., 6.550%, 09/15/43	1,337,744	0.2
1,660,000		Viacom, Inc., 6.125%, 10/05/17	1,915,439	0.3
558,000		Walgreen Co., 3.100%, 09/15/22	542,789	0.1
1,065,000		WellPoint, Inc., 5.100%, 01/15/44	1,139,040	0.2
672,000		Wells Fargo & Co., 1.250%, 07/20/16	678,171	0.1
			114,463,762	20.2

	Total Corporate Bonds/Notes
	(Cost $174,617,224)		181,204,010	31.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.7%
		United States: 13.7%
913,332	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	924,114	0.2
1,179,642		Banc of America Alternative Loan Trust 2004-1, 4.750%, 02/25/19	1,190,240	0.2
1,190,000		Banc of America Commercial Mortgage Trust 2007-3, 5.716%, 06/10/49	1,178,295	0.2
1,340,000		Banc of America Commercial Mortgage Trust 2007-3, 5.716%, 06/10/49	1,383,271	0.2
1,550,000		Banc of America Commercial Mortgage Trust 2007-4, 6.015%, 02/10/51	1,612,294	0.3
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.350%, 09/10/47	744,845	0.1
610,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.350%, 09/10/47	617,717	0.1
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.926%, 07/10/42	1,948,445	0.3

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

447,519		Banc of America Mortgage 2005-J Trust, 2.756%, 11/25/35	411,244	0.1
13,928		Bear Stearns Adjustable Rate Mortgage Trust, 2.637%, 08/25/35	13,957	0.0
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,768,184	0.5
969,241	#	Beckman Coulter, Inc., 7.498%, 12/15/18	1,041,934	0.2
1,160,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	1,173,504	0.2
1,140,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.256%, 03/10/39	1,232,800	0.2
5,860,811	^	Commercial Mortgage Trust, 1.934%, 01/10/46	542,522	0.1
5,375,064	^	Commercial Mortgage Trust, 2.063%, 12/10/45	550,056	0.1
20,986,022	^	Commercial Mortgage Trust, 2.150%, 10/15/45	2,378,816	0.4
7,920,009	^	Commercial Mortgage Trust, 2.398%, 05/15/45	914,389	0.2
1,060,000		Commercial Mortgage Trust, 5.495%, 06/10/44	1,064,861	0.2
410,000		Commerical 2007-C9 Mortgage Trust, 5.986%, 12/10/49	428,878	0.1
950,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 6.175%, 02/15/41	986,912	0.2
1,210,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	1,228,942	0.2
78,348	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	78,580	0.0
858,733	#	Credit Suisse Mortgage Capital Certificates, 4.359%, 07/27/37	867,919	0.1
660,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	714,491	0.1
10,659,138	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.552%, 11/10/46	344,850	0.1
930,000	#	FREMF Mortgage Trust, 5.618%, 04/25/20	1,040,936	0.2
850,000	#	GCCFC Commercial Mortgage Trust, 6.089%, 06/10/36	850,097	0.1
700,000		GCCFC Commercial Mortgage Trust, 6.261%, 12/10/49	720,311	0.1
553,000		GS Mortgage Securities Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 6.044%, 08/10/38	552,947	0.1
5,960,363	^	GS Mortgage Securities Corp. II, 2.541%, 11/10/45	763,903	0.1
1,090,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.592%, 10/15/37	1,086,971	0.2

5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.446%, 12/15/47	143,510	0.0
9,151,663	^	JP Morgan Chase Commercial Mortgage Securities Corp., 2.087%, 12/15/47	923,538	0.2
17,549,679	^	JP Morgan Chase Commercial Mortgage Securities Corp., 2.171%, 06/15/45	1,655,449	0.3
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9, 5.977%, 06/12/41	406,848	0.1
1,380,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	1,424,769	0.2
1,020,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.129%, 10/15/42	958,192	0.2
637,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	646,680	0.1
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.458%, 02/15/40	443,007	0.1
510,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	527,192	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	759,791	0.1
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.051%, 06/15/38	1,310,779	0.2
720,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.051%, 06/15/38	766,612	0.1
1,582,455		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	1,639,157	0.3
610,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL, 6.750%, 11/15/26	682,503	0.1
28,047		Merrill Lynch Mortgage Investors Trust Series 2005-A8, 5.250%, 08/25/36	28,072	0.0
936,524		ML-CFC Commercial Mortgage Trust 2007-6, 5.331%, 03/12/51	939,254	0.2
8,146,291	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.640%, 12/15/48	552,359	0.1
1,499,000	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.606%, 04/14/40	1,502,221	0.3
1,670,000	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.626%, 04/14/40	1,469,000	0.3
1,464,146		Morgan Stanley Capital I Trust 2004-IQ7, 5.492%, 06/15/38	1,470,655	0.3
1,060,000		Morgan Stanley Capital I Trust 2006-HQ10, 5.389%, 11/12/41	1,094,693	0.2

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

1,784,033		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,842,790	0.3
450,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.832%, 06/11/42	494,815	0.1
930,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	982,673	0.2
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	1,087,332	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.629%, 01/11/32	1,460,499	0.2
728,299		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.774%, 03/25/36	586,435	0.1
2,535,290	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	2,545,966	0.4
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	369,248	0.1
1,319,990	#	N-Star Real Estate CDO Ltd., 2.004%, 08/25/29	1,321,145	0.2
2,659,655	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	2,666,094	0.5
319,896	+	Structured Asset Securities Corp., 4.550%, 02/25/34	327,407	0.1
2,960,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	3,175,901	0.6
11,681,694	#,^	UBS-Barclays Commercial Mortgage Trust, 2.323%, 08/10/49	1,389,539	0.2
2,230,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.592%, 03/15/42	2,224,762	0.4
880,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.132%, 02/15/51	922,449	0.2
1,100,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.132%, 02/15/51	1,045,488	0.2
1,318,923		WaMu Mortgage Pass Through Certificates, 2.301%, 12/25/36	1,215,295	0.2
5,149,847	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.384%, 08/15/45	576,163	0.1
11,021,931	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.284%, 10/15/45	1,260,327	0.2
1,000,759		Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.352%, 08/25/35	1,039,521	0.2
684,749		Wells Fargo Mortgage Backed Securities Trust, 2.612%, 03/25/36	680,250	0.1

	Total Collateralized Mortgage Obligations
	(Cost $77,178,104)
			77,915,605	13.7

U.S. TREASURY OBLIGATIONS: 20.4%
		U.S. Treasury Bonds: 3.5%
18,945,000		3.750%, due 11/15/43	19,960,338	3.5

		U.S. Treasury Notes: 16.9%
16,150,000		0.125%, due 04/30/15	16,155,362	2.9
170,000		0.375%, due 03/31/16	170,007	0.0
5,802,000		0.375%, due 04/30/16	5,797,695	1.0
57,925,000		0.875%, due 04/15/17	57,963,462	10.2
5,535,000		1.625%, due 04/30/19	5,519,651	1.0
5,599,000		2.250%, due 04/30/21	5,603,810	1.0
4,663,000		2.750%, due 02/15/24	4,701,978	0.8
			95,911,965	16.9

	Total U.S. Treasury Obligations
	(Cost $115,211,352)		115,872,303	20.4

ASSET-BACKED SECURITIES: 6.3%
		Cayman Islands: 0.6%
2,000,000	#	Blackrock Senior Income Series II, 2.085%, 05/25/17	1,967,040	0.4
1,366,993	#	Sargas CLO I Ltd., 0.934%, 08/27/20	1,363,626	0.2
			3,330,666	0.6

		United States: 5.7%
1,570,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	1,563,755	0.3
2,050,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.005%, 06/20/17	1,987,819	0.4
230,000		BMW Vehicle Owner Trust, 0.670%, 11/27/17	230,372	0.0
470,000		BMW Vehicle Owner Trust, 1.120%, 04/27/20	469,284	0.1
250,000		CarMax Auto Owner Trust, 1.280%, 05/15/19	250,000	0.0
3,050,000	#	Castle Garden Funding, 1.986%, 10/27/20	3,021,223	0.5
850,000		Chase Issuance Trust, 1.010%, 10/15/18	851,764	0.1
600,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	683,943	0.1
770,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	772,368	0.1
432,895	#	Emporia Preferred Funding II Corp., 0.508%, 10/18/18	432,079	0.1
3,375,000	#	Gulf Stream - Compass CLO 2005-II Ltd., 1.029%, 01/24/20	3,337,571	0.6
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.673%, 08/07/21	804,212	0.1
380,000		Hyundai Auto Receivables Trust 2013-C, 1.550%, 03/15/19	384,372	0.1
350,000		Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	356,410	0.1
540,000	#	Invitation Homes 2013-SFR1 Trust, 2.100%, 12/17/30	540,849	0.1

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

	600,000	#	M&T Bank Auto Receivables Trust 2013-1, 1.060%, 11/15/17	604,573	0.1
	3,785,000	#	Madison Park Funding I Ltd., 1.007%, 05/10/19	3,763,168	0.7
	3,460,000	#	Madison Park Funding Ltd., 2.137%, 05/10/19	3,462,152	0.6
	2,700,000	#	Morgan Stanley Investment Management Croton Ltd., 0.977%, 01/15/18	2,630,764	0.5
	200,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	208,274	0.0
	550,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	551,903	0.1
	1,512,098		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.392%, 03/25/36	1,283,076	0.2
	600,000	#	Stanfield Bristol CLO Ltd, 0.686%, 10/15/19	593,494	0.1
	600,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	607,612	0.1
	500,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	498,501	0.1
	2,600,000	#	WhiteHorse III Ltd./Corp, 0.975%, 05/01/18	2,580,079	0.5
				32,469,617	5.7

		Total Asset-Backed Securities
		(Cost $35,506,337)		35,800,283	6.3

FOREIGN GOVERNMENT BONDS: 14.6%
			Argentina: 0.2%
	1,940,000		Argentina Government International Bond, 2.500%, 12/31/38	831,775	0.2

			Australia: 0.1%
AUD	410,000		Australia Government Bond, 3.250%, 04/21/29	336,086	0.1
AUD	10,000		Australia Government Bond, 4.750%, 06/15/16	9,670	0.0
				345,756	0.1

			Belarus: 0.3%
	1,550,000		Republic of Belarus, 8.750%, 08/03/15	1,564,229	0.3

			Belize: 0.1%
	930,000	#	Belize Government International Bond, 5.000%, 02/20/38	651,930	0.1

			Brazil: 0.2%
	529,000		Brazilian Government International Bond, 2.625%, 01/05/23	481,390	0.1
	680,000		Federal Republic of Brazil, 5.625%, 01/07/41	708,900	0.1
				1,190,290	0.2

			Canada: 0.2%
CAD	1,000,000		Canadian Government Bond, 3.500%, 12/01/45	1,019,479	0.2

			Colombia: 1.1%
	1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,399,799	0.2
	3,000,000		Colombia Government International Bond, 4.375%, 07/12/21	3,181,500	0.6
	400,000		Colombia Government International Bond, 7.375%, 03/18/19	487,000	0.1
	943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,249,475	0.2
				6,317,774	1.1

			Croatia: 0.5%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	324,000	0.1
	2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,535,000	0.4
				2,859,000	0.5

			Dominican Republic: 0.1%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	710,010	0.1

			Egypt: 0.1%
	410,000		Egypt Government International Bond, 5.750%, 04/29/20	422,300	0.1

			Germany: 0.0%
EUR	20,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	28,623	0.0
EUR	20,000		Bundesschatzanweisungen, 12/11/15	27,682	0.0
				56,305	0.0

			Guatemala: 0.1%
	530,000		Guatemala Government Bond, 8.125%, 10/06/34	675,088	0.1

			Hungary: 0.3%
	610,000		Hungary Government International Bond, 5.375%, 02/21/23	639,737	0.1
	860,000		Hungary Government International Bond, 7.625%, 03/29/41	1,034,150	0.2
				1,673,887	0.3

			Indonesia: 1.2%
	2,500,000		Indonesia Government International Bond, 4.875%, 05/05/21	2,590,625	0.5
	2,000,000		Indonesia Government International Bond, 5.875%, 03/13/20	2,200,000	0.4

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

	1,485,000		Indonesia Government International Bond, 11.625%, 03/04/19	2,015,888	0.3
				6,806,513	1.2

			Ivory Coast: 0.2%
	1,232,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	1,167,566	0.2

			Kazakhstan: 0.1%
	670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	685,819	0.1

			Latvia: 0.1%
	600,000	#	Republic of Latvia, 2.750%, 01/12/20	582,600	0.1

			Lebanon: 0.3%
	1,873,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,854,832	0.3

			Lithuania: 0.7%
	800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	878,000	0.2
	600,000		Lithuania Government International Bond, 6.625%, 02/01/22	716,250	0.1
	1,750,000		Lithuania Government International Bond, 7.375%, 02/11/20	2,126,250	0.4
				3,720,500	0.7

			Mexico: 1.7%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	5,501,605	1.0
	670,000		Mexico Government International Bond, 4.000%, 10/02/23	687,588	0.1
	190,000		Mexico Government International Bond, 4.750%, 03/08/44	184,300	0.0
	610,000		Petroleos Mexicanos, 3.500%, 07/18/18	633,637	0.1
	390,000		Petroleos Mexicanos, 5.500%, 01/21/21	429,000	0.1
	2,140,000		Petroleos Mexicanos, 5.500%, 06/27/44	2,107,900	0.4
				9,544,030	1.7

			Netherlands: 0.4%
	2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	2,047,220	0.4

			Panama: 0.1%
	540,000		Panama Government International Bond, 6.700%, 01/26/36	651,375	0.1

			Peru: 0.6%
	3,400,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,170,500	0.5

420,000		Peruvian Government International Bond, 5.625%, 11/18/50	459,375	0.1
			3,629,875	0.6

		Philippines: 0.7%
1,595,000		Philippine Government International Bond, 4.000%, 01/15/21	1,682,725	0.3
650,000		Philippine Government International Bond, 7.750%, 01/14/31	896,187	0.2
1,150,000		Republic of the Philippines, 6.375%, 10/23/34	1,443,250	0.2
			4,022,162	0.7

		Poland: 0.1%
495,000		Poland Government International Bond, 5.000%, 03/23/22	540,169	0.1

		Romania: 0.0%
220,000		Romanian Government International Bond, 6.750%, 02/07/22	261,250	0.0

		Russia: 1.3%
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	716,250	0.1
1,200,000		Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	1,144,500	0.2
600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	572,250	0.1
4,641,046		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	5,184,049	0.9
			7,617,049	1.3

		South Africa: 0.5%
1,380,000		South Africa Government International Bond, 5.875%, 09/16/25	1,518,690	0.3
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,492,000	0.2
			3,010,690	0.5

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	528,029	0.1

		Trinidad And Tobago: 0.4%
1,159,542		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,258,103	0.2
700,000		Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, 08/14/19	890,750	0.2
			2,148,853	0.4

		Turkey: 0.7%
1,400,000		Turkey Government International Bond, 6.000%, 01/14/41	1,453,550	0.3

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

	2,150,000		Turkey Government International Bond, 7.375%, 02/05/25	2,556,350	0.4
				4,009,900	0.7

			United Kingdom: 1.2%
GBP	4,210,000		United Kingdom Gilt, 3.250%, 01/22/44	6,840,838	1.2

			Uruguay: 0.3%
	480,000		Uruguay Government International Bond, 4.500%, 08/14/24	496,200	0.1
	280,404		Uruguay Government International Bond, 7.625%, 03/21/36	369,082	0.0
	790,345		Uruguay Government International Bond, 8.000%, 11/18/22	1,015,593	0.2
				1,880,875	0.3

			Venezuela: 0.6%
	1,288,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	1,043,280	0.2
	1,414,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	1,161,248	0.2
	1,320,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,010,460	0.2
				3,214,988	0.6

		Total Foreign Government Bonds
		(Cost $81,792,729)		83,082,956	14.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
			Federal Home Loan Mortgage Corporation: 2.8%##
	34,083,169	^	4.000%, due 04/15/43	6,529,623	1.2
	3,907,292	^	5.000%, due 02/15/40	807,010	0.1
	588,903		5.500%, due 11/15/32	641,218	0.1
	9,406,524	^	5.848%, due 05/15/36	1,140,122	0.2
	7,055,971	^	5.898%, due 07/15/40	1,137,719	0.2
	14,960,529	^	6.398%, due 05/15/41	3,126,890	0.6
	12,146,808	^	6.498%, due 02/15/41	2,309,728	0.4
				15,692,310	2.8

			Federal National Mortgage Association: 2.0%##
	2,520,711		3.000%, due 01/25/38	2,614,547	0.5
	388,432		4.500%, due 12/01/40	417,831	0.1
	408,900		4.500%, due 12/01/40	440,099	0.1
	723,575		4.500%, due 12/01/40	778,831	0.1
	288,690		4.500%, due 09/01/41	310,522	0.0
	4,942,816	^	5.000%, due 05/25/18	329,826	0.0
	615,656		5.000%, due 07/25/34	631,562	0.1
	913,170		5.000%, due 05/01/41	1,007,538	0.2
	383,992		5.000%, due 06/01/41	424,072	0.1
	578,837		6.000%, due 04/25/33	652,034	0.1
	3,952,786	^	6.298%, due 02/25/42	750,319	0.1
	7,823,998	^	6.398%, due 09/25/40	1,522,032	0.3
	487,202		6.962%, due 08/25/37	549,079	0.1
	134,924		23.391%, due 07/25/35	146,266	0.0
	664,237		32.689%, due 11/25/36	1,109,257	0.2
				11,683,815	2.0

			Government National Mortgage Association: 1.7%
	15,161,471	^	4.000%, due 08/16/26	1,977,849	0.4
	4,998,636	^	4.000%, due 04/20/38	655,260	0.1
	10,095,279	^	4.500%, due 12/20/37	1,187,722	0.2
	706,243		4.500%, due 08/20/41	767,521	0.1
	3,163,679	^	5.000%, due 11/20/39	592,852	0.1
	5,385,834	^	5.000%, due 10/20/40	962,529	0.2

790,410	5.140%, due 10/20/60	875,124	0.2
498,433	5.288%, due 10/20/60	557,372	0.1
80,517	5.500%, due 03/20/39	89,296	0.0
907,301	21.555%, due 03/20/37	1,311,476	0.2
414,774	24.744%, due 04/16/37	575,057	0.1
		9,552,058	1.7

	Total U.S. Government Agency Obligations
	(Cost $34,855,743)	36,928,183	6.5

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
		United States: 0.1%
20,325	P	Goldman Sachs Group, Inc./The	480,280	0.1

	Total Preferred Stock
	(Cost $506,093)		480,280	0.1

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.4%
		Interest Rate Swaptions: 0.2%
116,162,000	@	Receive a fixed rate equal to 1.490% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 06/23/14 Counterparty: Goldman Sachs & Co.	36,054	0.0
116,162,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 06/23/14 Counterparty: Goldman Sachs & Co.	1,128,650	0.2
			1,164,704	0.2

		Options on Currencies: 0.2%
28,869,000	@	Call AUD vs. Put USD Currency Option, Strike @ 0.960, Exp. 05/23/14 Counterparty: Citigroup, Inc.	4,312	0.0
28,884,000	@	Call CAD vs. Put USD Currency Option, Strike @ 1.080, Exp. 06/17/14 Counterparty: HSBC	69,768	0.1
34,878,000	@	Call EUR vs. Put USD Currency Option, Strike @ 1.380, Exp. 07/31/14 Counterparty: Barclays Bank PLC	510,325	0.1
579,400	@	Call USD vs. Put CAD (One-Touch, Barrier Level CAD 1.200 per USD 1.000) Currency Option, Exp. 06/23/14 Counterparty: Credit Suisse Group AG	2,367	0.0
34,284,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.320, Exp. 07/31/14 Counterparty: Deutsche Bank AG	49,992	0.0

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2014 (Unaudited) (continued)

28,925,000	@	Put CAD vs. USD Call Currency Option, Strike @ 1.120, Exp. 06/09/14 Counterparty: JPMorgan Chase & Co.	46,097	0.0
28,900,000	@	Put USD vs. EUR Call Currency Option, Strike @ 1.420, Exp. 06/30/14 Counterparty: Deutsche Bank AG	52,579	0.0
22,743,000	@	Put USD vs. JPY Call Currency Option, Strike @ 100.750, Exp. 05/28/14 Counterparty: Barclays Bank PLC	56,894	0.0
			792,334	0.2

		Total Purchased Options
		(Cost $2,138,172)	1,957,038	0.4

		Total Long-Term Investments
		(Cost $521,805,754)	533,240,658	93.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Commercial Paper: 0.4%
2,000,000	Mondelez International, 0.320%, 08/15/14
	(Cost $1,998,100)	1,998,100	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
5,971,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $5,971,000)	5,971,000	1.0

	Total Short-Term Investments
	(Cost $7,969,100)	7,969,100	1.4

	Total Investments in Securities (Cost $529,774,854)	$541,209,758	95.3
	Assets in Excess of Other Liabilities	26,626,595	4.7
	Net Assets	$567,836,353	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security
&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso

Cost for federal income tax purposes is $529,864,881.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,835,829
Gross Unrealized Depreciation	(4,490,952)

Net Unrealized Appreciation	$11,344,877

Sector Diversification	Percentage of Net Assets
U.S. Treasury Notes	16.9%
Foreign Government Bonds	14.6
Collateralized Mortgage Obligations	13.7
Financial	10.5
Communications	6.5
Other Asset-Backed Securities	5.4
Basic Materials	3.6
U.S. Treasury Bonds	3.5
Energy	3.4
Federal Home Loan Mortgage Corporation	2.8
Consumer, Non-cyclical	2.5
Federal National Mortgage Association	2.0
Utilities	1.9
Government National Mortgage Association	1.7
Consumer, Cyclical	1.6
Technology	0.8
Industrial	0.6
Automobile Asset-Backed Securities	0.6
Credit Card Asset-Backed Securities	0.3
Diversified	0.3
Government	0.3
Interest Rate Swaptions	0.2
Options on Currencies	0.2
Short-Term Investments	1.4
Assets in Excess of Other Liabilities	4.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives Fund	as of April 30, 2014 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.5%
	Affiliated Investment Companies: 99.5%
97,917	Voya Core Equity Research Fund - Class R6	1,718,445	9.9
154,323	Voya Global Bond Fund - Class R6	1,717,610	9.9
88,936	Voya Global Real Estate Fund - Class I	1,720,905	10.0
197,980	Voya GNMA Income Fund - Class I	1,718,467	9.9
203,286	Voya High Yield Bond Fund - Class I	1,723,866	10.0
172,749	Voya Intermediate Bond Fund - Class R6	1,722,308	10.0
152,679	Voya International Core Fund - Class I	1,720,697	9.9
67,811	@ Voya MidCap Opportunities Fund - Class R6	1,724,435	10.0
153,079	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,711,425	9.9
96,578	@ Voya Small Company Fund - Class R6	1,722,951	10.0

	Total Mutual Funds
	(Cost $16,922,887)	17,201,109	99.5

	Assets in Excess of Other Liabilities	88,270	0.5
	Net Assets	$17,289,379	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,930,686.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$334,616
Gross Unrealized Depreciation	(64,193)

Net Unrealized Appreciation	$270,423

See Accompanying Notes to Financial Statements

13

Voya International Value Equity fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 2.0%
262,441		Bank of Queensland Ltd.	3,000,354	0.7
95,385		Macquarie Group Ltd.	5,138,934	1.3
			8,139,288	2.0

		Belgium: 0.8%
53,274		KBC Groep NV	3,250,929	0.8

		China: 0.5%
12,100,000	@,X	China Hongxing Sports Ltd.	69,369	0.0
2,099,500		China Railway Construction Corp. Ltd	1,742,264	0.5
			1,811,633	0.5

		Denmark: 2.8%
1,765		AP Moller - Maersk A/S - Class B	4,213,513	1.1
237,632		Danske Bank A/S	6,723,380	1.7
			10,936,893	2.8

		Finland: 1.0%
174,400		Fortum OYJ	3,940,056	1.0

		France: 16.4%
103,558		Alstom	4,279,426	1.1
36,126		Arkema	4,034,987	1.0
46,211	@	Casino Guichard Perrachon S.A.	5,888,349	1.5
247,781	@	Credit Agricole S.A.	3,909,595	1.0
420,658		France Telecom SA	6,815,191	1.7
661,710		Natixis	4,697,246	1.2
21,658		Kering	4,790,126	1.2
59,527		Renault S.A.	5,819,938	1.5
61,249		Sanofi	6,609,973	1.6
62,860	@	Societe Generale	3,914,741	1.0
231,299		Suez Environnement S.A.	4,544,910	1.1
139,275		Total S.A.	9,964,302	2.5
			65,268,784	16.4

		Germany: 6.3%
52,526	@	Bayer AG	7,303,296	1.8
32,917	@	Bayerische Motoren Werke AG	4,137,824	1.1
150,646	@	Commerzbank AG	2,686,192	0.7
106,814	@	Deutsche Post AG	4,030,405	1.0
51,069	@	Siemens AG	6,737,029	1.7
			24,894,746	6.3

		Hong Kong: 3.0%
6,582,000	@,X	Chaoda Modern Agriculture Holdings Ltd.	526,560	0.1
8,240,000		PCCW Ltd.	4,400,080	1.1
733,000		Wharf Holdings Ltd.	5,145,743	1.3
642,000		Yue Yuen Industrial Holdings	1,988,939	0.5
			12,061,322	3.0

		Italy: 4.5%
943,971		Enel S.p.A.	5,346,581	1.4
2,022,364		Intesa Sanpaolo S.p.A.	6,920,581	1.7
608,471		UniCredit SpA	5,451,677	1.4
			17,718,839	4.5

		Japan: 17.4%
389,000		Ajinomoto Co., Inc.	5,725,244	1.4
253,000		Astellas Pharma, Inc.	2,820,822	0.7
130,700		Fuji Heavy Industries Ltd.	3,436,715	0.9
848,888		Hitachi Ltd.	6,051,673	1.5
169,300		Japan Tobacco, Inc.	5,564,650	1.4
257,600		JSR Corp.	4,221,252	1.1
198,800		Komatsu Ltd.	4,376,838	1.1
251,700		Mitsubishi Corp.	4,507,270	1.1
93,000		Mitsui Fudosan Co., Ltd.	2,752,961	0.7
2,341,200		Mizuho Financial Group, Inc.	4,585,493	1.1
441,000		Nomura Holdings, Inc.	2,553,776	0.6
247,600		NTT DoCoMo, Inc.	3,949,355	1.0
100,900		Omron Corp.	3,573,313	0.9
260,700		Panasonic Corp.	2,841,647	0.7
130,000		Shionogi & Co., Ltd.	2,278,696	0.6
120,000		Tokio Marine Holdings, Inc.	3,535,912	0.9
121,800		Toyota Motor Corp.	6,580,630	1.7
			69,356,247	17.4

		Netherlands: 8.7%
192,500	@,L	ArcelorMittal	3,128,125	0.8
49,725	@	Airbus Group NV	3,418,098	0.9
79,575	@	Koninklijke DSM NV	5,714,099	1.4
146,411	@	Koninklijke Philips NV	4,687,074	1.2
194,123		Reed Elsevier NV	3,962,212	1.0
347,025		Royal Dutch Shell PLC - Class A	13,719,289	3.4
			34,628,897	8.7

		New Zealand: 1.2%
2,075,496		Telecom Corp. of New Zealand Ltd.	4,958,277	1.2

		Norway: 2.0%
258,775		Statoil ASA	7,888,863	2.0

		Spain: 3.2%
447,467		Banco Popular Espanol SA	3,297,346	0.8
824,732		CaixaBank SA	5,026,514	1.3
148,300		Gas Natural SDG S.A.	4,252,504	1.1
			12,576,364	3.2

		Sweden: 1.1%
369,241		Telefonaktiebolaget LM Ericsson	4,452,477	1.1

		Switzerland: 9.2%
41,404		Cie Financiere Richemont SA	4,212,444	1.1
70,237		Nestle S.A.	5,428,217	1.4
130,095		Novartis AG	11,309,494	2.8
36,519		Roche Holding AG - Genusschein	10,712,713	2.7

See Accompanying Notes to Financial Statements

14

Voya International Value Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

20,322		Swiss Life Holding	5,006,848	1.2
			36,669,716	9.2

		United Kingdom: 17.2%
207,869	@	Admiral Group PLC	4,908,915	1.2
1,400,377		Barclays PLC	5,979,646	1.5
204,325	@	BHP Billiton PLC	6,633,249	1.7
136,962		British American Tobacco PLC	7,908,825	2.0
367,740		CNH Industrial NV	4,295,630	1.1
353,286		HSBC Holdings PLC	3,609,723	0.9
681,992		Kingfisher PLC	4,826,013	1.2
1,294,822	@	Legal & General Group PLC	4,635,106	1.2
170,000	@	Prudential PLC	3,908,131	1.0
575,625	@	Rexam PLC	4,825,972	1.2
60,857	@	Rio Tinto PLC	3,308,640	0.8
69,843	@	SABMiller PLC	3,803,000	0.9
638,115		Tesco PLC	3,161,160	0.8
1,079,460		Vodafone Group PLC	4,098,268	1.0
126,389	@	WPP PLC	2,725,135	0.7
			68,627,413	17.2

	Total Common Stock
	(Cost $319,222,362)		387,180,744	97.3

PREFERRED STOCK: 1.4%
		Brazil: 1.4%
447,086		Cia Energetica de Minas Gerais	3,366,554	0.8
197,000		Vale SA	2,339,527	0.6

	Total Preferred Stock
	(Cost $5,138,547)		5,706,081	1.4

RIGHTS: 0.0%
		Australia: 0.0%
30,281		Bank of Queensland Ltd.	42,784	0.0

	Total Rights
	(Cost $–)		42,784	0.0

	Total Long-Term Investments
	(Cost $324,360,909)		392,929,609	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 0.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 05/15/14-09/01/49)	1,000,000	0.2

1,000,000	Morgan Stanley, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government Agency Obligations, 1.357%-8.500%, Market Value plus accrued interest $1,020,000, due 05/01/17-12/01/44)	1,000,000	0.3
124,912	Nomura Securities, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $124,912, collateralized by various U.S. Government Securities, 0.125%-6.125%, Market Value plus accrued interest $127,410, due 07/15/14-02/15/44)	124,912	0.0
		2,124,912	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
2,245,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,245,000)	2,245,000	0.6

	Total Short-Term Investments
	(Cost $4,369,912)	4,369,912	1.1

	Total Investments in Securities (Cost $328,730,821)	$397,299,521	99.8
	Assets in Excess of Other Liabilities	620,181	0.2
	Net Assets	$397,919,702	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2014.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2014.
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

15

Voya International Value Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

Cost for federal income tax purposes is $330,411,129.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$77,946,348
Gross Unrealized Depreciation	(11,057,956)

Net Unrealized Appreciation	$66,888,392

Sector Diversification	Percentage of Net Assets
Financials	25.2%
Consumer Discretionary	11.6
Industrials	10.8
Health Care	10.2
Consumer Staples	9.5
Materials	8.6
Energy	7.9
Telecommunication Services	6.0
Utilities	5.4
Information Technology	3.5
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 3.3%
70,558	@	Aditya Birla Minerals Ltd.	15,404	0.0
51,456		Arrium Ltd.	57,345	0.0
425,481		Australian Pharmaceutical Industries Ltd.	229,257	0.1
9,389		BC Iron Ltd.	38,253	0.0
74,074		Challenger Financial Services Group Ltd.	487,352	0.2
16,457		Collection House Ltd.	27,492	0.0
63,654		Collins Foods Ltd.	112,897	0.1
38,617		Domino's Pizza Enterprises Ltd.	712,323	0.3
49,844		Downer EDI Ltd.	232,687	0.1
9,569		GBST Holdings Ltd.	26,684	0.0
120,884		Grange Resources Ltd.	29,381	0.0
211,065	@	Karoon Gas Australia Ltd.	485,046	0.2
15,335		Melbourne IT Ltd.	20,586	0.0
105,360		Mount Gibson Iron Ltd.	71,953	0.0
254,420		Nufarm Ltd.	984,218	0.4
110,972	@	Perseus Mining Ltd.	36,331	0.0
40,440		RCG Corp. Ltd.	28,046	0.0
91,023		RCR Tomlinson Ltd.	231,791	0.1
186,535	@	Resolute Mining Ltd.	105,438	0.1
764,897	@	Roc Oil Co. Ltd.	341,081	0.1
356,109		SAI Global Ltd.	1,414,936	0.5
51,399		Seek Ltd.	804,999	0.3
130,887		Sigma Pharmaceuticals Ltd.	88,333	0.0
350,812		Tox Free Solutions Ltd.	1,129,724	0.4
975,031	@	Transpacific Industries Group Ltd.	1,013,942	0.4
12,672		Virtus Health Ltd.	87,590	0.0
			8,813,089	3.3

		Austria: 0.9%
14,657		CA Immobilien Anlagen AG	279,395	0.1
4,265	@	S IMMO AG	33,711	0.0
13,047		Schoeller-Bleckmann Oilfield Equipment AG	1,658,518	0.6
660		Semperit AG Holding	36,848	0.0
21,385		Zumtobel AG	444,649	0.2
			2,453,121	0.9

		Belgium: 2.5%
7,000	@	Ackermans & van Haaren NV	905,189	0.4
151,931	@	AGFA-Gevaert NV	581,756	0.2
27		Banque Nationale de Belgique	130,393	0.1
4,209		Barco NV	313,681	0.1
13,709		Cie d'Entreprises CFE	1,510,500	0.6
9,093	@	Deceuninck Plastics	31,234	0.0
29,813		D'ieteren SA	1,379,242	0.5
10,191		Exmar NV	170,094	0.1
3,855		Kinepolis Group NV	754,367	0.3
9,699		Melexis NV	390,490	0.1

3,201	@	Punch International NV	30,464	0.0
34,906		Recticel SA	314,331	0.1
303		Resilux	44,916	0.0
6,356		Sioen Industries NV	78,039	0.0
			6,634,696	2.5

		Brazil: 0.6%
42,173		Bematech SA	157,363	0.1
9,000		Cia Providencia Industria e Comercio SA	32,654	0.0
3,300		Kroton Educacional SA	70,151	0.0
11,500		Light S.A.	91,288	0.0
289,300		Magazine Luiza SA	987,363	0.4
9,000		Metalurgica Gerdau SA	65,833	0.0
20,800		Porto Seguro SA	305,505	0.1
			1,710,157	0.6

		Canada: 7.1%
18,500		Aecon Group, Inc.	310,739	0.1
3,806	@	Air Canada	26,564	0.0
2,600		Akita Drilling Ltd.	41,703	0.0
53,888		Altus Group Ltd. - Canada	956,272	0.4
3,300		Calian Technologies Ltd.	57,055	0.0
39,200		Canaccord Capital, Inc.	338,693	0.1
18,500		Canam Group, Inc.	236,641	0.1
9,700		CanElson Drilling, Inc.	72,747	0.0
25,800	@	Canfor Corp.	585,181	0.2
18,723		Canfor Pulp Products, Inc.	208,062	0.1
21,475		Cascades, Inc.	125,788	0.1
5,740		Cathedral Energy Services Ltd.	22,414	0.0
17,100	@	Celestica, Inc.	189,714	0.1
8,900	@	Centerra Gold, Inc.	45,635	0.0
3,500	@	Cipher Pharmaceuticals, Inc.	26,951	0.0
3,700		Clarke, Inc.	29,302	0.0
4,827		Clearwater Seafoods, Inc.	33,470	0.0
4,900		Cogeco, Inc.	256,791	0.1
2,000		Contrans Group, Inc.	26,240	0.0
7,400	@	Crocotta Energy, Inc.	25,386	0.0
56,846	@	Dominion Diamond Corp.	714,173	0.3
16,000		Dorel Industries, Inc.	573,405	0.2
18,400		Eagle Energy Trust	98,207	0.0
1,900		easyhome Ltd.	30,423	0.0
34,044		Enerflex Ltd.	541,697	0.2
7,300		Enghouse Systems Ltd.	208,134	0.1
25,000		Ensign Energy Services, Inc.	393,458	0.2
21,020		Essential Energy Services Ltd	54,849	0.0
15,800		Exco Technologies Ltd.	133,342	0.1
8,400	@	Extendicare, Inc.	51,655	0.0
6,726		FirstService Corp.	333,811	0.1
1,816		Gamehost, Inc.	24,803	0.0
5,500		Genworth MI Canada, Inc.	192,943	0.1
50,262		Gluskin Sheff + Associates, Inc.	1,510,543	0.6
6,700	@	Great Canadian Gaming Corp.	92,610	0.0

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

2,000		Guardian Capital Group Ltd.	31,020	0.0
4,100	@	Heroux-Devtek, Inc.	42,868	0.0
20,157		High Arctic Energy Services, Inc.	97,102	0.0
800		High Liner Foods, Inc.	32,334	0.0
11,800		Horizon North Logistics, Inc.	86,020	0.0
42,000		Intertape Polymer Group, Inc.	492,788	0.2
7,600		Jean Coutu Group PJC, Inc./The	153,172	0.1
300		Lassonde Industries, Inc.	28,605	0.0
1,800		Laurentian Bank of Canada	77,318	0.0
96,909	@	Legacy Oil + Gas, Inc.	754,194	0.3
6,000		Linamar Corp.	300,370	0.1
12,100		Long Run Exploration Ltd	61,160	0.0
63,800		Lucara Diamond Corp.	111,179	0.1
5,900	@	Macro Enterprises, Inc.	30,629	0.0
4,500		Magellan Aerospace Corp.	35,637	0.0
900	@	Mainstreet Equity Corp.	29,807	0.0
31,500		Mandalay Resources Corp.	27,303	0.0
6,600		McCoy Corp.	37,936	0.0
4,238	@	MDS, Inc.	48,990	0.0
21,500		Mullen Group Ltd.	582,984	0.2
54,100		Nevsun Resources Ltd	195,955	0.1
3,100		New Flyer Industries, Inc.	32,865	0.0
55,900		Noranda Income Fund	282,037	0.1
37,287		Norbord, Inc.	913,422	0.4
18,363		North American Energy Partners, Inc.	144,517	0.1
44,169	@	Parex Resources, Inc.	441,670	0.2
61,483		Parkland Fuel Corp.	1,138,730	0.4
255,432	@	Petroamerica Oil Corp.	69,914	0.0
10,400		Pulse Seismic, Inc.	34,728	0.0
18,010		Quebecor, Inc.	424,760	0.2
27,500	@	Rio Alto Mining Ltd.	54,947	0.0
2,200		Rocky Mountain Dealerships, Inc.	21,256	0.0
41,800		Savanna Energy Services Corp.	339,037	0.1
10,343	@	Tekmira Pharmaceuticals Corp.	138,058	0.1
35,000	@	Teranga Gold Corp.	22,992	0.0
4,600		Torstar Corp.	27,406	0.0
58,539		Transcontinental, Inc.	852,943	0.3
11,818	@	TransGlobe Energy Corp.	92,180	0.0
65,200		Trinidad Drilling Ltd.	729,303	0.3
11,800		Uni-Select, Inc.	323,301	0.1
80,849		Western Forest Products, Inc.	161,543	0.1
1,200		Westjet Airlines Ltd.	27,327	0.0
1,400		Winpak Ltd.	35,279	0.0
39,740	@	Yellow Media Ltd.	834,284	0.3
23,502		Zargon Oil & Gas Ltd.	207,134	0.1
2,200		ZCL Composites, Inc.	12,665	0.0
			19,189,070	7.1

		China: 0.7%
1,312,000	@	Baofeng Modern International Holdings Co. Ltd	66,009	0.1
34,000		Baoye Group Co. Ltd.	20,173	0.0
20,843	@	China Great Star International Ltd.	63,406	0.0
14,836	@	China King-highway Holdings Ltd.	56,247	0.0
19,594	@	China Yuchai International Ltd.	394,623	0.2
56,000	@	Great Wall Technology Co. Ltd.	21,732	0.0
127,040		Hopefluent Group Holdings Ltd.	41,621	0.0
1,220		Jiangling Motors Corp. Ltd.	4,550	0.0
58,978	@	Li Heng Chemical Fibre Technologies Ltd	4,234	0.0
88,000	@,X	RREEF China Commercial Trust	–	–
68,000		SinoMedia Holding Ltd.	59,797	0.0
69,000	@	Times Property Holdings Ltd.	29,102	0.0
75,000		Weiqiao Textile Co.	41,792	0.0
31,263	@	WuXi PharmaTech Cayman, Inc. ADR	1,062,942	0.4
10,950		Xinyuan Real Estate Co. Ltd. ADR	44,786	0.0
			1,911,014	0.7

		Denmark: 1.8%
954	@	Auriga Industries	35,332	0.0
2,041	@	Bavarian Nordic A/S	43,326	0.0
369		Dfds A/S	29,178	0.0
44,662		DSV A/S	1,491,675	0.6
1,782		East Asiatic Co., Ltd. A/S	23,683	0.0
68,658	@	Griffin IV Berlin A/S	30,373	0.0
53,665		H Lundbeck A/S	1,564,064	0.6
3,981	@	Jyske Bank	218,875	0.1
49,829	@	Matas A/S	1,366,647	0.5
433		PER Aarsleff A/S	78,471	0.0
			4,881,624	1.8

		Finland: 0.6%
3,368	@	Atria PLC	33,269	0.0
8,483		Cramo PLC	189,543	0.1
5,970	@	Finnair OYJ	24,930	0.0
15,981		HKScan OYJ	84,694	0.0
8,597		Lassila & Tikanoja OYJ	167,575	0.1
8,558		M-real OYJ	40,061	0.0
19,720	@	Oriola-KD OYJ	65,378	0.0
384		Saga Furs Oyj	15,156	0.0
8,042		Tieto Oyj	220,071	0.1
31,006		Tikkurila Oyj	769,128	0.3
			1,609,805	0.6

		France: 5.0%
2,315		Aubay	37,577	0.0
2,576	@	Bigben Interactive	26,732	0.0
1,897		Boiron SA	159,961	0.1
366		Bongrain SA	31,989	0.0
29,696	@	Boursorama	497,444	0.2
196		Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	28,785	0.0

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

4,476		Caisse Regionale de Credit Agricole Mutuel Nord de France	105,494	0.0
5,876		Societe d'Edition de Canal +	51,603	0.0
1,456		Cegid Group	61,024	0.0
1,640	@	Compagnie des Alpes	36,859	0.0
86,249		Derichebourg	336,245	0.1
65		Devoteam SA	1,659	0.0
946		Esso SA Francaise	51,841	0.0
31,454		Etablissements Maurel et Prom	561,211	0.2
12,062		Eurazeo	1,016,814	0.4
5,736	@	EuropaCorp	37,481	0.0
220		GEA	27,317	0.0
17,281		Groupe Steria SCA	486,740	0.2
612		Guerbet	29,038	0.0
1,760	@	Haulotte Group	33,616	0.0
668		Heurtey Petrochem SA	36,949	0.0
18,096		Imerys SA	1,589,137	0.6
2,401	@	Interparfums SA	109,779	0.0
2,747		Ipsen SA	121,967	0.0
2,221		Le Belier	92,687	0.0
1,992		Lectra	21,003	0.0
380		Manutan International	28,939	0.0
798	@	MGI Coutier	154,447	0.1
2,447	@	Montupet	202,545	0.1
18,150		NetGem SA	91,405	0.1
10,689		Nexity	479,482	0.2
956		Norbert Dentressangle SA	163,931	0.1
619		PSB Industries SA	36,498	0.0
21,955		Rallye SA	1,116,701	0.4
1,286		Synergie SA	37,222	0.0
45,238		Teleperformance	2,594,502	1.0
177	@	Tessi SA	22,105	0.0
106		Total Gabon	64,487	0.1
424	@	Trigano SA	11,741	0.0
126,063	@	UbiSoft Entertainment	2,352,549	0.9
573	@	Vetoquinol SA	31,242	0.0
3,653		Wendel	550,672	0.2
			13,529,420	5.0

		Germany: 8.2%
27,592	@	Aareal Bank AG	1,254,184	0.5
14,343		Adler Modemaerkte AG	230,825	0.1
11,453	@	ADVA AG Optical Networking	51,382	0.0
8,702		Amadeus Fire AG	756,958	0.3
21,224		Aurelius AG	788,730	0.3
55,613	L	Borussia Dortmund GmbH & Co. KGaA	289,947	0.1
1,838		CENIT AG	30,344	0.0
10,899		CENTROTEC Sustainable AG	278,973	0.1
6,939		Cewe Stiftung & Co. KGAA	546,728	0.2
26,338		CropEnergies AG	172,771	0.1
107,186	@	Deutsche Lufthansa AG	2,691,739	1.0
28,978	@	Deutz AG	242,314	0.1
24,850		DMG MORI SEIKI AG	783,059	0.3
16,284		Draegerwerk AG & Co. KGaA	1,927,161	0.7
470		Eckert & Ziegler AG	16,314	0.0
3,487		Elmos Semiconductor AG	70,246	0.0
16,055		ElringKlinger AG	648,190	0.2

12,071	@	EM.TV AG	24,919	0.0
4,254	@	Francotyp-Postalia Holding AG	28,317	0.0
2,992	@	Gerresheimer AG	203,117	0.1
11,370		Grammer AG	628,356	0.2
16,162		Grenkeleasing AG	1,693,340	0.6
9,570		Jenoptik AG	159,744	0.1
33,173		Jungheinrich AG	2,469,349	0.9
82,291		Kontron AG	574,516	0.2
156		KSB AG	99,595	0.0
4,018		Nemetschek AG	349,800	0.1
77,787	@	Patrizia Immobilien AG	919,822	0.4
19,647		Rheinmetall AG	1,308,875	0.5
32,219		SAF-Holland SA	482,068	0.2
868		Schweizer Electronic AG	28,661	0.0
3,630		Sixt SE	117,469	0.1
1,518	L	SKW Stahl-Metallurgie Holding AG	22,766	0.0
1,239		Softing AG	24,954	0.0
2,851		Steico AG	28,217	0.0
640		STO AG	128,302	0.0
20,525		Stratec Biomedical Systems AG	939,685	0.4
56,240		TUI AG	936,461	0.4
1,698		Vib Vermoegen AG	31,048	0.0
4,755		Villeroy & Boch AG	77,220	0.0
			22,056,466	8.2

		Guernsey: 0.0%
6,205		Tetragon Financial Group Ltd.	64,027	0.0

		Hong Kong: 1.3%
119,876		Asia Standard International Group	30,151	0.0
466,000		Bossini International Hldg	39,137	0.0
802,000		Champion Technology Holdings Ltd.	18,670	0.0
5,605,840	@,X	China Billion Resources Ltd.	723	0.0
20,673	@	China Engine Group Ltd	52,692	0.0
1,132,096		CSI Properties Ltd.	39,525	0.0
52,500		Dickson Concepts International Ltd.	31,668	0.0
656,500		DMX Technologies Group Ltd.	104,949	0.1
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	8,126	0.0
116,000		Dream International Ltd.	18,725	0.0
612,000		Emperor International Holdings	137,518	0.1
138,000	@	eSun Holdings Ltd.	16,012	0.0
1,588,000	@	Fountain SET Hldgs	190,849	0.1
2,000		Guoco Group Ltd.	23,978	0.0
127,200		HKR International Ltd.	52,173	0.1
54,000		Hung Hing Printing Group Ltd.	8,488	0.0
52,000	@	Jinhui Holdings Co., Ltd	11,402	0.0
25,211	@	Jinhui Shipping & Transportation Ltd.	90,565	0.0
3,680,000		Lai Fung Holdings Ltd.	78,483	0.0
1,483,000	@	Lai Sun Development	34,706	0.0
119,000	@	Lai Sun Garment International Ltd.	16,731	0.0

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

482,000		Lippo China Resources Ltd.	24,246	0.0
18,000	@	Lippo Ltd.	9,658	0.0
528,600	@	Loudong General Nice Resources China Holdings Ltd.	37,499	0.0
845,000		Noble Group Ltd.	870,080	0.3
278,000		Pacific Andes International Holdings Ltd.	11,147	0.0
587,536	@	Pacific Century Premium Developments Ltd.	280,345	0.1
13,449	@	Ping Shan Tea Group Ltd.	198	0.0
104,000		Playmates Holdings Ltd.	140,686	0.1
290,000		Road King Infrastructure	266,847	0.1
3,126,000	@	Sinolink Worldwide Holdings	246,762	0.1
34,000		Soundwill Holdings Ltd.	58,860	0.0
100,000		TPV Technology Ltd.	16,644	0.0
154,000		Tradelink Electronic Commerce Ltd.	37,768	0.0
228,000		Varitronix International Ltd.	252,528	0.1
532,400		VST Holdings Ltd.	135,717	0.1
1,420,000		Wang On Group Ltd.	33,479	0.0
			3,427,735	1.3

		India: 1.3%
2,647		Accelya Kale Solutions Ltd.	33,554	0.0
36,145		Amtek Auto Ltd.	104,344	0.0
10,028		Byke Hospitality Ltd./The	53,888	0.0
35,698		Ceat Ltd.	230,130	0.1
7,048		eClerx Services Ltd.	141,365	0.1
895,730	@	Firstsource Solutions Ltd.	475,182	0.2
25,620	@	Geodesic Ltd.	1,385	0.0
45,312	@	Geometric Ltd.	79,129	0.0
35,534		Gujarat Alkalies & Chemicals Ltd.	103,718	0.1
139,184		Hexaware Technologies Ltd.	350,381	0.1
5,238	@	Infotech Enterprises Ltd.	27,260	0.0
36,779		JB Chemicals & Pharmaceuticals Ltd.	93,571	0.1
11,273		Jindal Poly Films Ltd	27,573	0.0
5,618	@	Jindal Poly Investments and Finance Co. Ltd.	5,570	0.0
12,439		JK Tyre & Industries Ltd.	41,534	0.0
202,895		KRBL Ltd.	195,407	0.1
8,554		MindTree Ltd.	201,274	0.1
25,255		Motherson Sumi Systems Ltd.	106,539	0.0
62,519	@	Nucleus Software Exports Ltd.	232,341	0.1
27,665		OMAXE Ltd	58,504	0.0
15,316		Persistent Systems Ltd.	255,800	0.1
5,371		Tata Elxsi Ltd.	49,032	0.0
48,422		TVS Motor Co. Ltd.	76,589	0.0
27,347		UPL Ltd.	121,810	0.1
21,379	@	Varun Industries Ltd.	2,428	0.0

4,098	@	WNS Holdings Ltd. ADR	76,305	0.0
39,975		Zensar Technologies Ltd.	239,660	0.1
			3,384,273	1.3

		Indonesia: 0.5%
1,002,000		Agung Podomoro Land Tbk PT	22,871	0.0
5,496,462	@	Darma Henwa Tbk PT	23,771	0.0
982,600		Elnusa Tbk PT	43,409	0.0
1,857,200		Gajah Tunggal Tbk PT	308,460	0.1
231,000	@	Indah Kiat Pulp and Paper Corp. Tbk PT	27,057	0.0
261,500	@	Lippo Cikarang Tbk PT	173,099	0.1
508,600	@	Matahari Department Store Tbk PT	660,845	0.3
464,500		Multipolar Corp. Tbk PT	27,005	0.0
280,800		Petrosea Tbk PT	33,442	0.0
			1,319,959	0.5

		Ireland: 0.5%
81,479	@	Circle Oil PLC	31,985	0.0
36,726		Fly Leasing Ltd. ADR	516,000	0.2
196,953		Henderson Group PLC	836,765	0.3
			1,384,750	0.5

		Israel: 0.0%
11,628		Babylon Ltd.	16,492	0.0
132,566	@	El Al Israel Airlines	28,080	0.0
1,410		Formula Systems 1985 Ltd.	42,709	0.0
			87,281	0.0

		Italy: 3.8%
183,000	@	Anima Holding SpA	1,079,009	0.4
17,232		Ascopiave SpA	55,225	0.0
25,995		Autostrada Torino-Milano S.p.A.	440,596	0.2
15,692		Banca Generali SpA	493,941	0.2
1,606,048		Beni Stabili S.p.A.	1,435,699	0.5
7,099		Brembo SpA	262,470	0.1
4,894		Cairo Communication S.p.A.	42,436	0.0
7,618		Caltagirone SpA	31,706	0.0
18,674		Danieli & Co. Officine Meccaniche S.p.A.	670,679	0.3
28,755	@	Delclima	61,339	0.0
17,285		DiaSorin SpA	713,211	0.3
11,394		Ei Towers SpA	648,105	0.3
615		El.En. SpA	19,650	0.0
13,468		Elica SpA	36,435	0.0
67,526		ERG S.p.A.	1,165,404	0.4
19,346		Exor SpA	884,227	0.3
59,261		Indesit Co. SpA	846,290	0.3
22,669		Italcementi S.p.A.	275,408	0.1
767	@	Italmobiliare SpA	34,872	0.0
6,023	@	Italmobiliare SpA - RSP	186,620	0.1
8,621		La Doria SpA	73,508	0.0
82,769	@,L	Reno de Medici SpA	35,643	0.0
1,274		Reply SpA	114,886	0.1
1,361	@	Safilo Group SpA	31,081	0.0
12,156		Salvatore Ferragamo Italia SpA	385,273	0.2
10,552		Servizi Italia SpA	78,100	0.0

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

17,365	@	Sogefi S.p.A.	110,366	0.0
			10,212,179	3.8

		Japan: 25.9%
4,400		Aeon Hokkaido Corp.	26,021	0.0
36,440		Aeon Mall Co., Ltd.	868,796	0.3
4,600		Agrex, Inc.	47,306	0.0
4,300		Ahresty Corp.	36,603	0.0
16,400		Airport Facilities Co., Ltd.	113,593	0.1
10,500		Aizawa Securities Co. Ltd.	58,022	0.0
1,900		Alpha Systems, Inc.	27,761	0.0
157,000		Amada Co., Ltd.	1,135,455	0.4
800		Amiyaki Tei Co., Ltd.	22,475	0.0
8,000		Anabuki Kosan, Inc.	24,956	0.0
1,900		AOI Electronic Co. Ltd.	37,046	0.0
2,900		Arakawa Chemical Industries Ltd.	24,426	0.0
2,000		Arc Land Sakamoto Co., Ltd.	39,600	0.0
18,400		Argo Graphics, Inc.	290,911	0.1
2,800		Asahi Broadcasting Corp.	16,385	0.0
33,300		Asahi Intecc Co. Ltd.	1,218,764	0.5
5,400		Asahi Net, Inc.	24,761	0.0
5,000		ASKA Pharmaceutical Co., Ltd.	44,735	0.0
7,000		Bando Chemical Industries Ltd.	26,934	0.0
22,800		Belluna Co., Ltd.	110,682	0.1
4,800		Best Bridal, Inc.	28,570	0.0
4,400		BML, Inc.	168,089	0.1
8,000		Bunka Shutter Co., Ltd.	46,690	0.0
9,300		CAC Holdings Corp.	90,816	0.0
8,700		Carlit Holdings Co. Ltd.	40,005	0.0
5,800	L	CHIMNEY Co. Ltd.	137,589	0.1
3,100		Chiyoda Integre Co., Ltd.	42,745	0.0
8,300		Chori Co., Ltd.	91,627	0.0
2,900		Chubu Shiryo Co., Ltd.	16,790	0.0
65,000		Chuetsu Pulp & Paper Co., Ltd.	122,381	0.1
4,700		Cleanup Corp.	42,825	0.0
4,100		Computer Engineering & Consulting Ltd.	24,217	0.0
3,700	@	Cosmos Initia Co. Ltd.	18,251	0.0
2,700		CTI Engineering Co., Ltd.	28,746	0.0
28,600		CyberAgent, Inc.	1,180,780	0.5
26,000		Daiichi Jitsugyo Co., Ltd.	109,454	0.1
1,000		Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	24,285	0.0
3,800		Daikoku Denki Co., Ltd.	67,920	0.0
105,000		Daikyo, Inc.	204,715	0.1
6,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	25,358	0.0
58,000		Daito Bank Ltd.	61,783	0.0
3,600		Daito Pharmaceutical Co. Ltd.	52,317	0.0
115,000		Daiwa Industries Ltd.	709,320	0.3
76,600		Denyo Co., Ltd.	1,141,507	0.4
27,500		Digital Garage, Inc.	402,330	0.2
4,700		Dip Corp.	105,265	0.1

2,400	Doutor Nichires Holdings Co., Ltd.	43,016	0.0
39,091	DTS Corp.	648,237	0.3
2,500	Dydo Drinco, Inc.	101,581	0.1
5,000	Eidai Co. Ltd.	27,035	0.0
3,200	ESPEC Corp.	24,449	0.0
6,300	Excel Co., Ltd.	66,717	0.0
2,200	FALCO SD Holdings Co., Ltd.	24,899	0.0
171,800	Ferrotec Corp.	926,580	0.4
29,400	Fudo Tetra Corp.	65,658	0.0
14,000	Fuji Kiko Co., Ltd.	55,125	0.0
22,927	Fuji Soft, Inc.	479,599	0.2
9,200	Fujikura Kasei Co., Ltd.	50,281	0.0
2,100	Fujishoji Co., Ltd.	22,724	0.0
9,200	Fujitsu Frontech Ltd.	102,624	0.1
2,500	FuKoKu Co. Ltd.	22,735	0.0
6,000	Fukuda Corp.	27,863	0.0
2,000	Furusato Industries Ltd.	20,359	0.0
8,000	Fuso Pharmaceutical Industries Ltd.	25,726	0.0
36,200	Futaba Industrial Co., Ltd.	162,167	0.1
3,100	G-7 Holdings, Inc.	22,608	0.0
1,900	Gamecard - Joyco Holdings, Inc.	27,598	0.0
2,500	Geo Corp.	22,905	0.0
1,317	GLP J-Reit	1,299,894	0.5
5,700	Grandy House Corp.	17,832	0.0
6,100	Happinet Corp.	61,926	0.0
3,900	Haruyama Trading Co., Ltd.	27,287	0.0
25,000	Higashi-Nippon Bank Ltd.	62,696	0.0
65,000	Hitachi Metals Ltd.	882,652	0.3
2,400	Hitachi Zosen Fukui Corp.	29,435	0.0
10,000	Hokkan Holdings Ltd.	26,058	0.0
5,000	Hokuetsu Industries Co. Ltd.	27,146	0.0
8,000	Hokuriku Electrical Construction Co. Ltd.	35,164	0.0
7,300	H-One Co. Ltd.	56,562	0.0
42,000	Hoshizaki Electric Co., Ltd.	1,699,464	0.6
2,200	I K K, Inc.	18,034	0.0
35,200	IBJ Leasing Co., Ltd.	805,494	0.3
37,964	Ichiyoshi Securities Co., Ltd.	452,818	0.2
51,800	Iida Group Holdings Co. Ltd.	773,029	0.3
87,509	Inabata & Co., Ltd.	823,530	0.3
44,600	Ines Corp.	293,040	0.1
32,200	Infocom Corp.	270,790	0.1
4,200	Innotech Corp.	17,836	0.0
26,800	Internet Initiative Japan, Inc.	621,806	0.2
5,400	Information Services International-Dentsu Ltd.	67,550	0.0
5,700	Itfor, Inc.	22,996	0.0
11,700	Itoki Corp.	87,851	0.0
113,000	Jaccs Co., Ltd.	501,369	0.2
45,200	Jamco Corp.	809,044	0.3
2,000	Japan Digital Laboratory Co.	29,140	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

17,600	Japan Petroleum Exploration Co.	655,177	0.3
23,700	Joyful Honda Co. Ltd.	876,275	0.3
51,400	JVC Kenwood Holdings, Inc.	108,655	0.1
19,100	kabu.com Securities Co., Ltd.	84,743	0.0
6,500	Kaga Electronics Co., Ltd.	77,839	0.0
28,800	Kakaku.com, Inc.	410,879	0.2
1,800	Kamei Corp.	13,254	0.0
38,000	Kandenko Co., Ltd.	203,843	0.1
1,254,000	Kanematsu Corp.	1,929,757	0.7
12,000	Kasai Kogyo Co., Ltd.	78,644	0.0
3,300	Kawasumi Laboratories, Inc.	19,690	0.0
2,800	Kenko Mayonnaise Co. Ltd.	24,067	0.0
7,200	Kimoto Co., Ltd.	22,682	0.0
5,700	King Co. Ltd.	22,381	0.0
1,700	Kita-Nippon Bank Ltd.	44,581	0.0
5,000	Kitano Construction Corp.	12,357	0.0
1,900	Komatsu Wall Industry Co., Ltd.	40,755	0.0
2,300	Konaka Co., Ltd.	16,162	0.0
5,400	Kosaido Co., Ltd.	24,531	0.0
2,300	Kura Corp.	46,260	0.0
25,000	Kyodo Printing Co., Ltd.	67,352	0.0
5,600	Kyowa Leather Cloth Co. Ltd.	24,239	0.0
12,000	Kyudenko Corp.	103,477	0.1
5,200	LAC Co. Ltd.	27,255	0.0
3,800	Maezawa Kyuso Industries Co., Ltd.	49,818	0.0
118,000	Makino Milling Machine Co., Ltd.	878,501	0.3
5,900	Marubun Corp.	32,568	0.0
72,000	Marudai Food Co., Ltd.	214,307	0.1
2,100	Maruka Machinery Co. Ltd.	27,361	0.0
3,300	Marusan Securities Co., Ltd.	23,096	0.0
38,900	Matsui Securities Co., Ltd.	358,139	0.1
2,300	Maxvalu Tokai Co. Ltd.	30,230	0.0
42,400	Message Co., Ltd.	1,360,771	0.5
7,000	Mikuni Corp.	26,213	0.0
93,127	Mimasu Semiconductor Industry Co., Ltd.	845,413	0.3
1,800	Mitani Corp.	40,551	0.0
21,000	Mito Securities Co., Ltd.	73,361	0.0
349,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,723,387	0.7
148,000	Mitsubishi Gas Chemical Co., Inc.	854,476	0.3
1,100	Mitsubishi Research Institute, Inc.	23,349	0.0
33,800	Mitsui High-Tec, Inc.	213,184	0.1
12,000	Miyazaki Bank Ltd./The	36,662	0.0
500	Mochida Pharmaceutical Co., Ltd.	35,232	0.0
2,300	MONEY SQUARE JAPAN, Inc.	31,588	0.0
58,900	DMG Mori Seiki Co., Ltd	734,779	0.3
10,000	Morozoff Ltd.	31,692	0.0

6,000		MTI Ltd.	33,378	0.0
34,500		Musashi Seimitsu Industry Co., Ltd.	761,310	0.3
15,000		Nagano Bank Ltd.	26,298	0.0
92,783	L	Namura Shipbuilding Co., Ltd.	698,648	0.3
7,073		Nichireki Co., Ltd.	69,167	0.0
5,800		Nihon Eslead Corp.	58,982	0.0
67,000		Nihon Nohyaku Co., Ltd.	834,867	0.3
99,300		Nikkiso Co., Ltd.	1,112,969	0.4
21,000		Nippon Coke & Engineering Co., Ltd.	24,479	0.0
3,000		Nippon Pillar Packing Co., Ltd.	21,536	0.0
11,000		Nippon Road Co., Ltd.	55,998	0.0
8,000		Nippon Seisen Co., Ltd.	31,625	0.0
62,000		Nippon Shinyaku Co., Ltd.	1,092,187	0.4
51,000		Nippon Shokubai Co., Ltd.	588,452	0.2
79,000		Nippon Steel & Sumikin Bussan Corp.	279,098	0.1
3,300		Nishio Rent All Co., Ltd.	121,419	0.1
5,900		Nissei Plastic Industrial Co., Ltd.	33,251	0.0
32,400		Nisshin Fudosan Co.	113,580	0.1
141,000		Nittetsu Mining Co., Ltd.	526,307	0.2
14,467		Nojima Corp.	103,135	0.1
12,100		Nomura Co., Ltd.	86,009	0.0
87,000		Obayashi Road Corp.	482,689	0.2
67,000		Oenon Holdings, Inc.	169,683	0.1
5,800		Ohashi Technica, Inc.	46,799	0.0
7,000		Oita Bank Ltd.	25,486	0.0
800		Okinawa Electric Power Co., Inc.	26,147	0.0
8,000		Okura Industrial Co., Ltd.	22,926	0.0
8,000		Onoken Co., Ltd.	84,238	0.0
9,000		Origin Electric Co. Ltd.	25,088	0.0
4,300		Pacific Industrial Co., Ltd.	30,077	0.0
2,100		Paltac Corp.	25,940	0.0
1,000		Panasonic Information Systems	26,270	0.0
3,500		Pasona Group, Inc.	17,855	0.0
60,800		Pocket Card Co., Ltd.	398,494	0.2
8,000		Regal Corp.	23,819	0.0
7,000		Relo Holdings, Inc.	383,850	0.2
5,500		Right On Co., Ltd.	38,955	0.0
1,500		Riso Kagaku Corp.	37,002	0.0
23,000		Ryoden Trading Co. Ltd.	155,152	0.1
808		Saison Information Systems Co. Ltd.	9,307	0.0
800		Sakai Moving Service Co., Ltd.	27,043	0.0
13,282		San-Ai Oil Co., Ltd.	88,409	0.0
46,000		Sanki Engineering Co., Ltd.	282,317	0.1
4,000		Sankyo Frontier Co. Ltd.	28,905	0.0
1,400		Sankyo Tateyama, Inc.	27,709	0.0
110,000		Sanwa Holdings Corp.	672,016	0.3
6,000		Seibu Electric Industry Co., Ltd.	27,308	0.0
12,000		Seika Corp.	27,967	0.0

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

26,000		Seikitokyu Kogyo Co., Ltd.	31,930	0.0
2,300		Senshu Electric Co. Ltd	29,470	0.0
10,900		Shidax Corp.	52,922	0.0
12,000		Shinagawa Refractories Co., Ltd.	23,867	0.0
6,100		Shinko Shoji Co., Ltd.	56,202	0.0
610,000		Shinsei Bank Ltd.	1,189,270	0.5
224,000		Shinsho Corp.	504,570	0.2
2,300		Shinwa Co., Ltd./Nagoya	26,594	0.0
42,400		Shionogi & Co., Ltd.	743,205	0.3
12,000		Shiroki Corp.	23,029	0.0
89,300		Shizuoka Gas Co., Ltd.	537,340	0.2
4,000		Shobunsha Publications, Inc.	24,710	0.0
39,500		Showa Corp.	434,379	0.2
24,800		Sky Perfect Jsat Corp.	133,353	0.1
400		Sotsu Co. Ltd.	12,875	0.0
4,600		SRA Holdings	66,052	0.0
75,800		SCSK Corp.	2,005,033	0.8
53,500		Sumitomo Densetsu Co., Ltd.	659,739	0.3
66,000		Sumitomo Osaka Cement Co., Ltd.	262,490	0.1
4,000		Suncall Corp.	23,027	0.0
2,900		Sun-Wa Technos Corp.	25,027	0.0
2,200		Tachibana Eletech Co., Ltd.	29,362	0.0
46,000		Nippon Steel & Sumikin Texeng Co., Ltd.	178,027	0.1
2,500		Takaoka Toko Co. Ltd	35,693	0.0
10,000		Takiron Co., Ltd.	40,551	0.0
9,000		Takuma Co., Ltd.	72,814	0.0
86,000		TBK Co., Ltd.	420,438	0.2
5,000		Teikoku Sen-I Co., Ltd.	71,597	0.0
69,900		Tenma Corp.	913,726	0.4
1,700		Tera Probe, Inc.	16,689	0.0
48,200		THK Co., Ltd.	1,018,780	0.4
16,500		TKC Corp.	333,686	0.1
178,000		TOA Road Corp.	812,448	0.3
1,800		Tocalo Co., Ltd.	28,141	0.0
8,000		Tochigi Bank Ltd./The	31,186	0.0
5,200		Toell Co. Ltd.	28,470	0.0
49,500		Tokai Tokyo Financial Holdings	332,566	0.1
13,000		Tokushu Tokai Holdings Co., Ltd.	28,660	0.0
15,400		Tokyo Sangyo Co. Ltd.	60,497	0.0
158,000		Tokyo Tekko Co., Ltd.	593,429	0.2
98,700		Tokyo Tomin Bank Ltd./The	1,024,022	0.4
10,000		Tomoku Co., Ltd.	26,859	0.0
91,000		Tonichi Carlife Group, Inc.	295,416	0.1
4,100		Toukei Computer Co., Ltd.	55,321	0.0
132,800		Toyo Kohan Co., Ltd.	643,251	0.3
15,600		Toyo Machinery & Metal Co., Ltd.	82,137	0.0
9,000		Toyo Securities Co., Ltd.	24,793	0.0
27,100		Trans Cosmos, Inc.	505,231	0.2
6,800		Tsuruha Holdings, Inc.	684,397	0.3
15,000		Uchida Yoko Co., Ltd.	41,947	0.0
1,400		Ulvac, Inc.	26,533	0.0
40,630	@	Usen Corp.	149,908	0.1

10,200		Utoc Corp.	35,533	0.0
200		Vital KSK Holdings, Inc.	1,416	0.0
22,900		Warabeya Nichiyo Co., Ltd.	427,529	0.2
5,100		Waseda Academy Co., Ltd.	38,903	0.0
10,304		Watabe Wedding Corp.	68,668	0.0
2,900		Yahagi Construction Co., Ltd.	28,492	0.0
1,500		YAMABIKO Corp.	55,857	0.0
1,200		YAMADA Consulting Group Co. Ltd.	26,263	0.0
45,400		Yamato Kogyo Co., Ltd.	1,309,255	0.5
100,800		Yamazen Corp.	651,201	0.3
31,100		Yaskawa Electric Corp.	350,673	0.1
1,700		Yellow Hat Ltd.	32,592	0.0
98,200		Yokogawa Electric Corp.	1,342,566	0.5
982,000		Yuasa Trading Co., Ltd.	1,868,464	0.7
71,600		Yumeshin Holdings Co. Ltd.	614,567	0.2
66,100		Zenkoku Hosho Co. Ltd.	1,480,498	0.6
27,800		Zuiko Corp.	1,547,933	0.6
			69,786,284	25.9

		Liechtenstein: 0.0%
706		Liechtenstein Landesbank	34,895	0.0
849		Verwalt & Privat-Bank AG	84,601	0.0
			119,496	0.0

		Luxembourg: 0.9%
5,040	@	APERAM	131,134	0.0
85,051	#	O'Key Group SA GDR	750,843	0.3
71,057	@	Reinet Investments SCA	1,607,852	0.6
			2,489,829	0.9

		Malaysia: 0.4%
26,700		Faber Group BHD	24,342	0.0
171,600	@	KSL Holdings BHD	113,016	0.0
162,672	@	Kulim Malaysia BHD	176,016	0.1
182,900		Kumpulan Fima BHD	130,617	0.1
339,200		LBS Bina Group Bhd	185,132	0.1
192,523		Lion Industries Corp. Bhd	38,681	0.0
24,200		Malaysian Pacific Industries Bhd	31,033	0.0
75,600		MNRB Holdings Bhd	87,879	0.0
144,300		Puncak Niaga Holding Bhd	129,289	0.1
8,000		Scientex BHD	14,209	0.0
			930,214	0.4

		Mexico: 0.8%
1,977,891	@,L	Axtel SA de CV	657,646	0.2
211,300		Fibra Uno Administracion SA de CV	692,718	0.3
27,136	@	Gruma SA de CV	239,983	0.1
250,300		Grupo Sanborns SAB de CV	416,122	0.2
15,778		Industrias Bachoco SAB de CV	57,889	0.0
			2,064,358	0.8

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

		Netherlands: 0.8%
1,189		Amsterdam Commodities NV	29,527	0.0
15,295	@	BE Semiconductor Industries NV	260,997	0.1
23,872		Binck NV	269,728	0.1
1,984		KAS Bank NV	29,287	0.0
478,561	@,L,X	SNS Reaal NV	–	–
36,886	@	TomTom NV	261,544	0.1
75,891		USG People NV	1,313,025	0.5
			2,164,108	0.8

		New Zealand: 0.0%
10,722		Nuplex Industries Ltd.	32,401	0.0

		Norway: 1.6%
68,584		Borregaard ASA	476,696	0.2
212,861		BW Offshore Ltd	278,373	0.1
15,844	@	Deep Sea Supply Plc	23,635	0.0
37,052	@	Hurtigruten ASA	27,397	0.0
94,473		Kongsberg Gruppen AS	2,217,079	0.8
18,587		Northern Offshore Ltd.	28,637	0.0
51,032		Petroleum Geo-Services ASA	616,145	0.2
81,239		SpareBank 1 SMN	721,472	0.3
3,311	@	Sparebanken Ost	23,394	0.0
			4,412,828	1.6

		Pakistan: 0.0%
70,568		Pakistan Telecommunication Co., Ltd.	20,316	0.0

		Philippines: 0.0%
377,600		Benpres Holdings Corp.	38,634	0.0

		Poland: 0.2%
238		Amica Wronki SA	7,405	0.0
836		Budimex SA	38,878	0.0
1,492		Fabryki Mebli Forte SA	21,678	0.0
6,094		Lentex SA	16,892	0.0
18,429	@	Netia SA	32,955	0.0
1,587		Neuca SA	124,149	0.1
1,524		Polska Graupa Framaceutycz SA	38,759	0.0
148,721		Tauron Polska Energia SA	263,463	0.1
			544,179	0.2

		Portugal: 0.2%
36,711		Altri SGPS SA	124,757	0.0
61,129		Mota-Engil SGPS SA	467,949	0.2
			592,706	0.2

		Russia: 0.0%
28,845	@	Raven Russia Ltd.	31,656	0.0

		Singapore: 0.6%
32,000		Breadtalk Group Ltd.	35,796	0.0
65,000		Chip Eng Seng Corp. Ltd.	39,726	0.0
254,000		CSE Global Ltd.	120,622	0.1
38,000		Hiap Hoe Ltd.	27,647	0.0
53,590		Hong Leong Asia Ltd.	68,261	0.0
657,000		Indofood Agri Resources Ltd.	559,527	0.2
163,000		Lian Beng Group Ltd.	91,179	0.1
78,000		Pan-United Corp. Ltd.	64,509	0.0

35,000		Sim Lian Group Ltd.	24,498	0.0
61,000		Sing Holdings Ltd.	18,489	0.0
36,000		Sunningdale Tech Ltd.	4,686	0.0
276,000	@	SunVic Chemical Holdings Ltd.	105,919	0.1
167,000		Tiong Woon Corp. Holding Ltd.	43,373	0.0
44,000		UE E&C Ltd.	46,014	0.0
473,000		UMS Holdings Ltd.	324,695	0.1
			1,574,941	0.6

		South Africa: 0.4%
776		Absa Bank Ltd.	60,409	0.0
24,755		Liberty Holdings Ltd.	296,939	0.1
14,802		Mpact Ltd.	39,114	0.0
50,204		Sibanye Gold Ltd.	129,679	0.1
83,764	@	Super Group LTD	225,695	0.1
105,518	@	Telkom SA Ltd.	377,556	0.1
			1,129,392	0.4

		South Korea: 2.1%
1,599		Asia Cement Co. Ltd.	170,703	0.1
700		Asia Holdings Co. Ltd.	98,369	0.1
4,560		Asia Paper Manufacturing Co. Ltd.	84,580	0.0
2,750		CJ O Shopping Co. Ltd	972,162	0.4
286		Dae Han Flour Mills Co. Ltd.	40,964	0.0
4,960	@	Daegu Department Store	112,605	0.1
10,130		Daesang Holdings Co. Ltd.	125,065	0.1
2,360		Daesung Holdings Co. Ltd.	24,039	0.0
19,945		Daewon San Up Co. Ltd.	179,500	0.1
15,898		Daou Data Corp.	86,186	0.0
605	@	DAP Co. Ltd.	3,018	0.0
1,540		Dong Ah Tire & Rubber Co. Ltd.	28,606	0.0
4,391		Dongil Industries Co. Ltd.	219,845	0.1
10,079		Green Cross Corp./South Korea	1,245,676	0.5
3,640		Inzi Controls Co. Ltd.	20,190	0.0
11,458		INZI Display Co. Ltd.	20,562	0.0
2,800		KISCO Corp.	76,055	0.0
1,361		KISWIRE Ltd.	48,940	0.0
4,780	@	KleanNara Co. Ltd.	22,932	0.0
580		Korea Flange Co. Ltd.	8,193	0.0
16,570		KTCS Corp.	51,886	0.0
1,430		Kunsul Chemical Industrial Co. Ltd.	60,909	0.0
3,201		Kyungchang Industrial Co. Ltd.	35,846	0.0
603		KyungDong City Gas Co. Ltd.	68,267	0.0
12,270		Meritz Finance Group, Inc.	88,262	0.0
6,912	@	Neowiz Holdings Corp.	84,519	0.0
6,797		Nice Information & Telecommunication, Inc.	109,798	0.1
1,560		S&T Holdings Co. Ltd.	22,851	0.0
3,410		Saeron Automotive Corp.	34,875	0.0

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

9,180		Sam Young Electronics Co. Ltd.	102,168	0.1
1,874		Samchully Co. Ltd.	281,505	0.1
467		Samyang Genex Co. Ltd.	50,697	0.0
2,870		Sejong Industrial Co., Ltd.	48,220	0.0
11,780	@	Seoul Securities Co. Ltd.	29,973	0.0
3,880		Sewon Precision Industry Co. Ltd.	99,761	0.1
621		SK Gas Ltd.	57,057	0.0
5,948		Sungwoo Hitech Co. Ltd.	96,078	0.0
10,230		Tae Kyung Industrial Co. Ltd	50,758	0.0
123		Taekwang Industrial Co. Ltd	158,437	0.1
42,180	@	Taeyoung Engineering & Construction Co. Ltd.	263,934	0.1
8,490		Tongyang Life Insurance	82,650	0.0
1,620		YESCO Co. Ltd.	59,341	0.0
8,610		Yoosung Enterprise Co. Ltd.	40,502	0.0
			5,566,484	2.1

		Spain: 0.1%
10,538	@	Ence Energia y Celulosa S.A	31,038	0.0
9,662		Papeles y Cartones de Europa SA	53,454	0.0
3,312		Unipapel SA	78,846	0.1
			163,338	0.1

		Sweden: 1.7%
12,509		Acando AB	28,920	0.0
2,214		Bergman & Beving AB	40,605	0.0
3,803		Bilia AB	126,273	0.1
125,880	@	Bufab Holding AB	1,239,014	0.5
74,506	@	Concentric AB	1,054,151	0.4
13,496		Dios Fastigheter AB	109,629	0.0
5,666		Duni AB	94,644	0.0
5,959		Eolus Vind AB	30,335	0.0
2,110		FinnvedenBulten AB	24,462	0.0
56,629		Haldex AB	726,386	0.3
1,544	@	Investment AB Oresund	38,388	0.0
32,476		Kungsleden AB	265,265	0.1
8,069		New Wave Group AB	54,883	0.0
4,875		Nolato AB	111,315	0.1
16,305		Nordnet AB	80,247	0.0
25,154		Semcon AB	271,670	0.1
2,282	@	Vitrolife AB	40,009	0.0
22,233	@	Vostok Nafta Investment Ltd.	145,557	0.1
			4,481,753	1.7

		Switzerland: 4.0%
2,257		AFG Arbonia-Forster Holding	75,240	0.0
1,798		Autoneum Holding AG	381,447	0.2
3,352	@,L	Bellevue Group AG	50,911	0.0
1,277	@	Calida Holding AG	53,686	0.0
142		Coltene Holding AG	9,173	0.0
204		Comet Holding AG	125,631	0.0
8,266	@	Dufry Group	1,367,996	0.5
139		Emmi AG	51,003	0.0

1,549		Forbo Holding AG	1,602,505	0.6
65,337		Gategroup Holding AG	2,035,829	0.8
53		Helvetia Holding AG	26,418	0.0
4,880		Highlight Communications AG	25,403	0.0
4,666		Implenia AG	342,143	0.1
55		Interroll Holding AG	34,246	0.0
4,131		Kardex AG	211,617	0.1
2,901		Kuoni Reisen Holding	1,281,119	0.5
298		Looser Holding AG	25,733	0.0
33,264		Micronas Semiconductor Holding AG	296,133	0.1
35,302		OC Oerlikon Corp. AG	562,350	0.2
87		Schaffner Holding AG	25,528	0.0
2,961		Schweizerische National-Versicherungs-Gesellschaft AG	205,060	0.1
1,696		Swiss Life Holding	417,853	0.2
10,534		Tecan Group AG	1,317,447	0.5
195	@	U-Blox AG	23,874	0.0
152		Vaudoise Assurances Holding SA	69,448	0.0
95		Vetropack Holding AG	182,962	0.1
			10,800,755	4.0

		Taiwan: 1.5%
111,000		Ability Enterprise Co. Ltd.	70,044	0.0
101,000		Audix Corp.	97,542	0.0
47,637	@	ChipMOS Technologies (Bermuda) Ltd.	1,002,282	0.4
60,000		Forhouse Corp.	24,395	0.0
478,000		Gigabyte Technology Co., Ltd.	746,588	0.3
33,090		Hold-Key Electric Wire & Cable Co. Ltd.	10,419	0.0
709,470		Inventec Co., Ltd.	654,192	0.3
385,000		King Yuan Electronics Co., Ltd.	294,002	0.1
94,000	@	Lingsen Precision Industries Ltd.	62,030	0.0
24,000	@	Longwell Co.	31,791	0.0
134,000	@	Lucky Cement Corp.	38,644	0.0
184,626		Mercuries & Associates Ltd.	122,317	0.1
111,000	@	Radium Life Tech Co., Ltd.	86,996	0.0
14,177		Raydium Semiconductor Corp.	37,453	0.0
2,070		Sinon Corp.	1,210	0.0
2,387,000	@	Winbond Electronics Corp.	719,326	0.3
			3,999,231	1.5

		Thailand: 0.6%
36,800		Delta Electronics Thailand PCL	65,007	0.0
66,000		KCE Electronics PCL	71,524	0.1
1,274,500		Thanachart Capital PCL	1,372,209	0.5
			1,508,740	0.6

		Turkey: 0.0%
19,067		Aksigorta	26,294	0.0
8,071		Is Yatirim Menkul Degerler A.S.	4,741	0.0

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

12,652		Pinar Entegre Et ve Un Sanayi AS	59,358	0.0
			90,393	0.0

		United Arab Emirates: 0.0%
13,535	@	Lamprell PLC	35,078	0.0

		United Kingdom: 17.1%
176,919		888 Holdings PLC	439,470	0.2
6,898		Awilco Drilling PLC	154,792	0.1
91,088		AZ Electronic Materials SA	620,034	0.2
94,821		Beazley PLC	393,351	0.1
15,625		Berkeley Group Holdings PLC	606,273	0.2
82,682		Big Yellow Group PLC	718,692	0.3
38,869		Bodycote PLC	479,622	0.2
610,192		Booker Group PLC	1,517,895	0.6
4,469		British Polythene Industries PLC	47,612	0.0
110,799		Chemring Group PLC	419,041	0.2
6,059		Chesnara PLC	33,708	0.0
25,110		Computacenter PLC	276,432	0.1
5,406		Cranswick PLC	109,179	0.0
187,065		Crest Nicholson Holdings plc	1,099,119	0.4
50,740		CSR Plc	493,009	0.2
7,352		CVS Group PLC	37,813	0.0
48,653		Dairy Crest Group PLC	379,593	0.1
94,226		Dart Group PLC	469,665	0.2
25,413		Davis Service Group PLC	444,114	0.2
69,771		De La Rue PLC	966,824	0.4
331,456		Direct Line Insurance Group PLC	1,402,243	0.5
95,568		Domino's Pizza Group PLC	830,376	0.3
215,712		Elementis Plc	1,012,633	0.4
734,199	@	EnQuest PLC	1,704,054	0.6
14,025	@	Faroe Petroleum PLC	34,670	0.0
7,936		Fidessa Group PLC	300,407	0.1
84,143	@	Gem Diamonds Ltd.	235,830	0.1
862,491		Hansteen Holdings PLC	1,498,452	0.6
663,869		Hays PLC	1,693,654	0.6
24,042		Highland Gold Mining Ltd.	24,987	0.0
3,620		Hikma Pharmaceuticals PLC	94,995	0.0
28,595		Hill & Smith Holdings PLC	270,102	0.1
1,796		Hilton Food Group PLC	16,178	0.0
513,154		Home Retail Group	1,773,097	0.7
107,205		Howden Joinery Group PLC	590,214	0.2
74,777		Hunting PLC	1,070,533	0.4
97,272		IG Group Holdings PLC	1,046,019	0.4
3,632		Intermediate Capital Group PLC	27,261	0.0
234,221		Interserve PLC	2,624,931	1.0
6,731		J D Wetherspoon PLC	95,896	0.0
60,008		James Fisher & Sons PLC	1,308,002	0.5
19,673	@	JKX Oil & Gas Plc	18,103	0.0
40,342	@	KBC Advanced Technologies PLC	79,692	0.0
96,359		Keller Group PLC	1,625,673	0.6

38,300		Kennedy Wilson Europe Real Estate Plc	659,587	0.2
46,993		Kier Group PLC	1,319,466	0.5
14,472		Lavendon Group PLC	55,344	0.0
15,397		Lookers Plc	36,265	0.0
8,570		Marshalls PLC	25,647	0.0
110,679		Mcbride PLC	183,599	0.1
1,881,543	@	Mcbride PLC - B shares	3,177	0.0
237,523		Mears Group PLC	2,013,172	0.8
58,709		Mecom Group PLC	130,843	0.1
116,686		Michael Page International PLC	926,813	0.3
41,068		Micro Focus International PLC	538,580	0.2
127,091		Mondi PLC	2,112,739	0.8
75,604		Netplay TV PLC	21,744	0.0
27,516		Northgate Plc	240,863	0.1
33,402		Novae Group PLC	305,664	0.1
145,246	@	Ophir Energy PLC	647,031	0.2
102,774		Pace PLC	633,289	0.2
3,367		Polar Capital Holdings PLC	27,969	0.0
116,291		QinetiQ PLC	414,312	0.2
4,642		Ricardo Plc	53,152	0.0
13,294		RPC Group PLC	134,731	0.1
168,788		Savills PLC	1,709,881	0.6
20,104	@	Scapa Group PLC	36,908	0.0
201,076		Speedy Hire PLC	191,452	0.1
9,105		St Ives Group PLC	30,438	0.0
3,791		Staffline Group PLC	50,053	0.0
216,985	@	Thomas Cook Group PLC	641,426	0.2
71,777	@	Trinity Mirror PLC	210,351	0.1
80,835		TT electronics PLC	285,928	0.1
310,818		Tyman PLC	1,500,877	0.6
18,719		Ultra Electronics Holdings PLC	536,752	0.2
82,622		Unite Group PLC	589,990	0.2
27,566		WH Smith PLC	511,226	0.2
66,433		Synthomer PLC	296,130	0.1
			46,159,639	17.1

		United States: 0.3%
7,008	@	China Cord Blood Corp.	30,205	0.0
18,958	@	Constellium NV - Class A	578,598	0.2
7,112	@	Global Ship Lease, Inc.	27,026	0.0
6,361	@,L	Global Sources Ltd.	56,549	0.0
32,601	@	Golden Star Resources Ltd.	18,615	0.0
9,918		Lumenis Ltd. - B	85,394	0.1
5,966		Nam Tai Property, Inc.	41,225	0.0
			837,612	0.3

	Total Common Stock
	(Cost $225,416,250)		262,243,031	97.3

RIGHTS: 0.0%
		Portugal: 0.0%
91,746		Mota-Engil SGPS SA	72,408	0.0

	Total Rights
	(Cost $64,100)		72,408	0.0

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

ASSET MANAGEMENT: 0.0%
	Singapore: 0.0%
504,000	Global Investments Ltd/Singapore	57,488	0.0

	Total Asset Management
	(Cost $69,585)	57,488	0.0

	Total Long-Term Investments
	(Cost $225,549,935)	262,372,927	97.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 0.7%
870,507	Barclays Bank PLC, Repurchase Agreement dated 04/30/14, 0.04%, due 05/01/14 (Repurchase Amount $870,508, collateralized by various U.S. Government Securities, 0.000%-3.625%, Market Value plus accrued interest $887,917, due 09/15/15-02/15/44)	870,507	0.3
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 05/15/14-09/01/49)	1,000,000	0.4
		1,870,507	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
2,398,302	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,398,302)	2,398,302	0.9

	Total Short-Term Investments
	(Cost $4,268,809)	4,268,809	1.6

	Total Investments in Securities (Cost $229,818,744)	$266,641,736	98.9
	Assets in Excess of Other Liabilities	2,939,280	1.1
	Net Assets	$269,581,016	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2014.
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $230,657,054.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,162,019
Gross Unrealized Depreciation	(16,177,337)

Net Unrealized Appreciation	$35,984,682

Sector Diversification	Percentage of Net Assets
Industrials	28.7%
Financials	16.9
Consumer Discretionary	14.8
Information Technology	10.7
Materials	9.6
Health Care	6.5
Energy	6.3
Consumer Staples	3.0
Utilities	0.5
Telecommunication Services	0.3
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 90.1%
		Consumer Staples: 11.6%
54,000		Magnit OAO	10,724,843	8.8
71,000		Magnit OJSC GDR	3,359,903	2.8
			14,084,746	11.6

		Energy: 44.2%
1,500		AK Transneft OAO	3,327,698	2.7
35,000	@	Bashneft OAO	2,082,611	1.7
80,000		Eurasia Drilling Co. Ltd. GDR	1,972,000	1.6
300,000	@	Gazprom Neft JSC	1,167,179	1.0
100,000		Gazprom OAO	361,024	0.3
750,000		Gazprom OAO ADR	5,409,000	4.4
310,000		Lukoil OAO ADR	16,411,232	13.5
45,000	@	NovaTek OAO GDR	4,652,597	3.8
55,000		Gazprom Neft JSC ADR	1,094,595	0.9
200,000		Rosneft Oil Co. GDR	1,257,420	1.0
15,000,000		Surgutneftegas OJSC	10,477,642	8.6
1,000,000		Tatneft-Rfd 3 series	3,423,003	2.8
65,000		Tatneft-sponsored ADR	2,235,775	1.9
			53,871,776	44.2

		Financials: 13.0%
200,000	L	Halyk Savings Bank of Kazakhstan JSC GDR	1,800,000	1.5
600,000	@	LSR Group GDR	1,802,763	1.5
3,200,000		Moscow Exchange MICEX-RTS OAO	4,745,854	3.9
350,000	@	Sberbank	714,237	0.6
800,000	@	Sberbank of Russia ADR	6,705,600	5.5
			15,768,454	13.0

		Health Care: 0.6%
125,000		MD Medical Group Investments PLC GDR	770,625	0.6

		Information Technology: 3.8%
30,000		EPAM Systems, Inc.	933,900	0.8
30,000	@	Luxoft Holding, Inc.	809,700	0.6
58,000	@	Mail.ru Group Ltd. GDR	1,579,725	1.3
50,000	@	Yandex NV	1,325,000	1.1
			4,648,325	3.8

		Materials: 7.5%
2,550,000		Alrosa AO	2,635,086	2.2
312,000		MMC Norilsk Nickel ADR	5,640,701	4.6
75,000	@	Phosagro OAO GDR	874,085	0.7
			9,149,872	7.5

		Telecommunication Services: 9.4%
105,000	@	KCell JSC GDR	1,585,500	1.3
223,000		MegaFon OAO GDR	5,815,477	4.8
170,000		Sistema JSFC GDR	4,057,746	3.3
			11,458,723	9.4

	Total Common Stock
	(Cost $90,886,212)		109,752,521	90.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Securities Lending Collateralcc(1): 0.1%
98,476	Nomura Securities, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $98,476, collateralized by various U.S. Government Securities, 0.125%-6.125%, Market Value plus accrued interest $100,446, due 07/15/14-02/15/44)
	(Cost $98,476)	98,476	0.1

	Total Short-Term Investments
	(Cost $98,476)	98,476	0.1

	Total Investments in Securities (Cost $90,984,688)	$109,850,997	90.2
	Assets in Excess of Other Liabilities	11,898,060	9.8
	Net Assets	$121,749,057	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $95,157,083.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$25,189,360
Gross Unrealized Depreciation	(10,495,446)

Net Unrealized Appreciation	$14,693,914

See Accompanying Notes to Financial Statements

28

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.3%
		Brazil: 10.4%
38,199		Banco Santander Brasil S.A.	254,917	1.2
47,092		BM&F Bovespa S.A.	240,344	1.2
26,158		Cia de Saneamento Basico do Estado de Sao Paulo	248,118	1.2
32,933		Cia Energetica de Minas Gerais ADR	248,315	1.2
17,337		Itau Unibanco Holding S.A.	285,121	1.4
23,223		Petroleo Brasileiro SA ADR	343,700	1.7
6,610		Porto Seguro SA	97,086	0.5
12,530		Telefonica Brasil SA	263,665	1.3
8,640		Totvs S.A.	141,782	0.7
			2,123,048	10.4

		Chile: 2.7%
10,686		Banco Santander Chile ADR	259,349	1.3
18,305		Enersis SA ADR	294,711	1.4
			554,060	2.7

		China: 19.8%
87,000		BOC Hong Kong Holdings Ltd.	255,273	1.2
348,000		China BlueChemical Ltd.	186,813	0.9
456,000		China Communications Services Corp., Ltd.	231,411	1.1
525,960		China Construction Bank	364,161	1.8
24,500		China Mobile Ltd.	233,203	1.1
320,600		China Petroleum & Chemical Corp.	284,615	1.4
164,000		China Resources Power Holdings Co.	412,191	2.0
596,000		China Shanshui Cement Group Ltd.	230,548	1.1
42,000		China Shineway Pharmaceutical Group Ltd.	73,701	0.4
102,000		China Unicom Ltd.	156,370	0.8
149,000		CNOOC Ltd.	246,274	1.2
224,000		Harbin Electric Co. Ltd.	131,374	0.6
592,005		Industrial and Commercial Bank of China Ltd.	353,734	1.7
118,000		Jiangsu Expressway Co. Ltd.	132,940	0.7
470,000		Parkson Retail Group Ltd.	137,612	0.7
147,000	@,X	Real Gold Mining Ltd.	23,701	0.1
77,000		Shanghai Industrial Holdings Ltd.	238,966	1.2
58,343		Shanghai Pharmaceuticals Holding Co. Ltd.	106,859	0.5

296,000		Zhejiang Expressway Co., Ltd.	256,120	1.3
			4,055,866	19.8

		Czech Republic: 2.2%
7,702		CEZ A/S	231,789	1.1
980		Komercni Banka AS	225,964	1.1
			457,753	2.2

		Egypt: 0.1%
4,385	@	Global Telecom Holding GDR	16,303	0.1

		Hong Kong: 3.6%
53,922		AIA Group Ltd.	262,255	1.3
2,560,000		Emperor Watch & Jewellery Ltd.	191,970	0.9
95,000		Hang Lung Properties Ltd.	283,352	1.4
			737,577	3.6

		Hungary: 0.6%
88,445		Magyar Telekom Telecommunications PLC	126,183	0.6

		India: 5.8%
49,036		Bharat Heavy Electricals Ltd.	147,030	0.7
58,971		Coal India Ltd.	285,775	1.4
119,260		NTPC Ltd.	230,145	1.1
48,400		Oil & Natural Gas Corp., Ltd.	261,265	1.3
37,670		Oriental Bank Of Commerce	154,898	0.7
8,786		Punjab National Bank	114,439	0.6
			1,193,552	5.8

		Indonesia: 1.3%
440,500		Indofood Sukses Makmur Tbk PT	269,468	1.3

		Malaysia: 2.5%
203,754		Berjaya Sports Toto BHD	242,753	1.2
143,400		IJM Corp. Bhd	280,589	1.3
			523,342	2.5

		Mexico: 1.3%
8,757		Southern Copper Corp.	263,936	1.3

		Panama: 1.0%
8,362		Banco Latinoamericano de Comercio Exterior SA	215,071	1.0

		Poland: 3.6%
27,232	@	Energa SA	162,350	0.8
21,673		PGE SA	150,601	0.7
11,519		Powszechna Kasa Oszczednosci Bank Polski S.A.	158,080	0.8

See Accompanying Notes to Financial Statements

1

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

1,851		Powszechny Zaklad Ubezpieczen SA	262,566	1.3
			733,597	3.6

		Qatar: 1.8%
13,145		Commercial Bank of Qatar	246,856	1.2
2,373		Industries Qatar QSC	116,253	0.6
			363,109	1.8

		Russia: 6.7%
18,279		CTC Media, Inc.	158,479	0.8
46,449		Gazprom OAO ADR	334,990	1.6
4,406		Lukoil OAO	232,847	1.1
36,740		Mobile Telesystems OJSC	266,760	1.3
83,527		Moscow Exchange MICEX-RTS OAO	123,877	0.6
12,662	@	Phosagro OAO GDR	147,569	0.7
16,338		Severstal	114,416	0.6
			1,378,938	6.7

		Singapore: 2.3%
107,000		First Resources Ltd.	219,748	1.1
14,000		United Overseas Bank Ltd.	243,672	1.2
			463,420	2.3

		South Africa: 5.5%
10,038		Barclays Africa Group Ltd.	147,047	0.7
15,750		Foschini Group Ltd./The	162,776	0.8
11,797		MTN Group Ltd.	236,669	1.2
94,174		PPC Ltd.	274,002	1.3
23,649		Standard Bank Group Ltd.	310,723	1.5
			1,131,217	5.5

		South Korea: 12.2%
12,910		Hite Jinro Co. Ltd.	313,028	1.5
9,400		Hyundai Marine & Fire Insurance Co., Ltd.	275,791	1.3
850		Hyundai Motor Co.	107,223	0.5
1,543		Hyundai Motor Co.- Series 2	216,612	1.1
8,600		Kangwon Land, Inc.	248,755	1.2
7,313		KB Financial Group, Inc.	250,169	1.2
3,526		KT&G Corp.	282,544	1.4
941		POSCO	277,998	1.4
6,330		Shinhan Financial Group Co., Ltd.	276,295	1.4
2,124		SK Innovation Co. Ltd.	243,324	1.2
			2,491,739	12.2

		Taiwan: 9.5%
59,000		Cheng Uei Precision Industry Co., Ltd.	118,757	0.6
406,338		CTBC Financial Holding Co. Ltd	241,759	1.2
19,093		MediaTek, Inc.	299,187	1.5
336,545		Mega Financial Holdings Co., Ltd.	257,653	1.2
151,000	@	Powertech Technology, Inc.	244,383	1.2
89,000		Quanta Computer, Inc.	244,196	1.2
84,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	330,066	1.6

142,000	TXC Corp.	205,172	1.0
		1,941,173	9.5

	Thailand: 1.4%
29,100	PTT PCL-Foreign	281,735	1.4

	Total Common Stock
	(Cost $18,577,253)	19,321,087	94.3

PREFERRED STOCK: 3.1%
	Brazil: 2.1%
21,319	Gerdau SA	128,024	0.6
26,672	Vale SA	316,750	1.5
		444,774	2.1

	Russia: 1.0%
118,649	Sberbank of Russia	200,994	1.0

	Total Preferred Stock
	(Cost $769,407)	645,768	3.1

	Total Investments in Securities (Cost $19,346,660)	$19,966,855	97.4
	Assets in Excess of Other Liabilities	525,961	2.6
	Net Assets	$20,492,816	100.0

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Cost for federal income tax purposes is $19,631,583.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,812,426
Gross Unrealized Depreciation	(1,477,154)

Net Unrealized Appreciation	$335,272

Sector Diversification	Percentage of Net Assets
Financials	31.0%
Energy	12.3
Materials	9.5
Utilities	9.5
Information Technology	7.8
Telecommunication Services	7.5
Consumer Discretionary	7.2
Industrials	6.4
Consumer Staples	5.3
Health Care	0.9
Assets in Excess of Other Liabilities	2.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Australia: 0.7%
82,116		ALS Ltd./Queensland	574,318	0.7

		Brazil: 0.5%
54,197		Cia Energetica de Minas Gerais ADR	408,645	0.5

		Canada: 4.6%
8,859		Canadian Imperial Bank of Commerce	789,838	1.1
38,940		Cenovus Energy, Inc.	1,159,975	1.5
31,332		Shaw Communications, Inc. - Class B	758,966	1.0
16,145		TransCanada Corp.	752,417	1.0
			3,461,196	4.6

		France: 6.8%
9,241	@	BNP Paribas	694,409	0.9
6,329	@	Casino Guichard Perrachon S.A.	806,461	1.1
12,206		Cie de Saint-Gobain	747,805	1.0
17,937		Eutelsat Communications	617,007	0.8
28,034	@	Gaz de France	706,553	0.9
7,395		Sanofi	798,066	1.1
10,023	@	Vinci S.A.	756,799	1.0
			5,127,100	6.8

		Germany: 2.5%
2,823	@	Bayer AG	392,514	0.5
16,610		Deutsche Bank AG	731,595	1.0
6,081	@	Siemens AG	802,206	1.0
			1,926,315	2.5

		Hong Kong: 0.5%
58,750		Cheung Kong Infrastructure Holdings Ltd.	383,934	0.5

		Italy: 1.8%
26,264		Assicurazioni Generali S.p.A.	614,086	0.8
30,086		ENI S.p.A.	779,206	1.0
			1,393,292	1.8

		Japan: 8.0%
11,600		Canon, Inc.	363,486	0.5
49,600		Itochu Corp.	556,006	0.8
212,600		Mitsubishi UFJ Financial Group, Inc.	1,130,925	1.5
53,600		Mitsui & Co., Ltd.	760,176	1.0
98,800		Nissan Motor Co., Ltd.	852,505	1.1
9,600		Secom Co., Ltd.	551,166	0.7
17,100		Sumitomo Mitsui Financial Group, Inc.	675,968	0.9
25,300		Takeda Pharmaceutical Co., Ltd.	1,137,997	1.5
			6,028,229	8.0

		Netherlands: 2.8%
55,400		ArcelorMittal	900,872	1.2

30,751		Royal Dutch Shell PLC	1,216,440	1.6
			2,117,312	2.8

		Singapore: 2.1%
265,000		Singapore Telecommunications Ltd.	811,727	1.1
44,000		United Overseas Bank Ltd.	765,825	1.0
			1,577,552	2.1

		South Korea: 0.5%
17,509		SK Telecom Co., Ltd. ADR	404,283	0.5

		Spain: 1.3%
56,900	@	Telefonica S.A.	954,901	1.3

		Sweden: 2.2%
13,600		Electrolux AB	378,022	0.5
42,590		Telefonaktiebolaget LM Ericsson	513,570	0.7
48,471		Volvo AB - B Shares	767,497	1.0
			1,659,089	2.2

		Switzerland: 6.3%
22,853	@	Credit Suisse Group	724,500	1.0
13,517		Novartis AG	1,175,068	1.5
3,777		Roche Holding AG - Genusschein	1,107,969	1.5
32,764		STMicroelectronics NV	312,444	0.4
3,197		Swiss Re Ltd.	279,549	0.4
3,969		Zurich Insurance Group AG	1,138,145	1.5
			4,737,675	6.3

		Taiwan: 2.3%
50,700		MediaTek, Inc.	794,469	1.1
45,699		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	918,550	1.2
			1,713,019	2.3

		United Kingdom: 11.5%
219,405		Barclays PLC	936,865	1.2
139,556	@	BP PLC	1,178,282	1.6
74,062		HSBC Holdings PLC	756,733	1.0
18,480		Imperial Tobacco Group PLC	798,598	1.1
116,388		J Sainsbury PLC	660,243	0.9
25,476		Petrofac Ltd.	624,985	0.8
88,082	@	Rexam PLC	738,469	1.0
20,161	@	Rio Tinto PLC	1,096,102	1.4
24,600	@	Scottish & Southern Energy PLC	634,345	0.8
330,267		Vodafone Group PLC	1,253,889	1.7
			8,678,511	11.5

		United States: 43.5%
19,275		AbbVie, Inc.	1,003,842	1.3
24,000		Altria Group, Inc.	962,640	1.3
17,800		American Electric Power Co., Inc.	957,818	1.3
6,313		Amgen, Inc.	705,478	0.9
1,414		Apple, Inc.	834,387	1.1
10,350		Baxter International, Inc.	753,376	1.0

See Accompanying Notes to Financial Statements

3

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

12,065	Bristol-Myers Squibb Co.	604,336	0.8
7,416	Caterpillar, Inc.	781,646	1.0
22,365	CenturyTel, Inc.	780,762	1.0
6,368	Chevron Corp.	799,311	1.1
33,169	Cisco Systems, Inc.	766,536	1.0
19,200	Citigroup, Inc.	919,872	1.2
19,400	ConAgra Foods, Inc.	591,894	0.8
15,482	Dow Chemical Co.	772,552	1.0
15,089	Eli Lilly & Co.	891,760	1.2
7,331	@ Ensco PLC	369,849	0.5
11,714	ExxonMobil Corp.	1,199,631	1.6
36,168	Freeport-McMoRan Copper & Gold, Inc.	1,243,094	1.6
15,600	Gap, Inc.	613,080	0.8
42,930	General Electric Co.	1,154,388	1.5
28,992	Intel Corp.	773,796	1.0
11,443	Johnson & Johnson	1,159,061	1.5
15,065	JPMorgan Chase & Co.	843,339	1.1
5,455	KLA-Tencor Corp.	349,065	0.5
12,540	Macy's, Inc.	720,172	1.0
11,497	McDonald's Corp.	1,165,566	1.5
21,328	Metlife, Inc.	1,116,521	1.5
28,343	Microsoft Corp.	1,145,057	1.5
9,469	Molson Coors Brewing Co.	567,856	0.8
24,937	Northeast Utilities	1,178,523	1.6
4,079	Occidental Petroleum Corp.	390,564	0.5
39,059	Pfizer, Inc.	1,221,766	1.6
8,732	PNC Financial Services Group, Inc.	733,837	1.0
9,454	Procter & Gamble Co.	780,428	1.0
18,362	ProLogis, Inc.	746,048	1.0
6,707	@ Seagate Technology	352,654	0.5
6,500	Stanley Black & Decker, Inc.	558,285	0.7
29,700	Symantec Corp.	602,316	0.8
17,774	@ Tyco International Ltd.	726,957	1.0
7,563	Verizon Communications, Inc. - VZC	355,239	0.4
12,280	VF Corp.	750,185	1.0
		32,943,487	43.5

	Total Common Stock
	(Cost $63,949,875)	74,088,858	97.9

	Assets in Excess of Other Liabilities	1,551,322	2.1
	Net Assets	$75,640,180	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $64,237,259.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,117,837
Gross Unrealized Depreciation	(1,266,238)

Net Unrealized Appreciation	$9,851,599

Sector Diversification	Percentage of Net Assets
Financials	18.1%
Health Care	14.4
Industrials	11.4
Energy	11.2
Information Technology	10.3
Consumer Discretionary	7.7
Consumer Staples	7.0
Materials	6.2
Telecommunication Services	6.0
Utilities	5.6
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

4

Voya Global Natural Resources Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Canada: 12.9%
72,700		Alamos Gold, Inc.	679,873	0.7
54,200		Barrick Gold Corp.	946,874	1.0
13,300		Calfrac Well Services Ltd.	460,504	0.5
82,000		Canadian Natural Resources Ltd.	3,343,140	3.6
39,400	@	Dominion Diamond Corp.	494,994	0.5
58,621		Eldorado Gold Corp.	357,588	0.4
51,408		GoldCorp, Inc.	1,270,806	1.4
17,264		HudBay Minerals, Inc.	147,273	0.2
68,500	@	Lundin Mining Corp.	349,984	0.4
30,000	@	MEG Energy Corp.	1,080,060	1.2
35,600		Suncor Energy, Inc.	1,374,160	1.5
38,329		Teck Cominco Ltd. - Class B	872,751	1.0
32,300		Trican Well Services Ltd.	462,671	0.5
			11,840,678	12.9

		China: 0.2%
270,000		Anton Oilfield Services Group	179,304	0.2

		Netherlands: 2.6%
10,300	@	LyondellBasell Industries NV - Class A	952,750	1.0
17,973		Royal Dutch Shell PLC - Class A ADR	1,415,194	1.6
			2,367,944	2.6

		Norway: 0.5%
15,800	@	Statoil ASA ADR	481,426	0.5

		Russia: 0.2%
5,802		Eurasia Drilling Co. Ltd. GDR	143,019	0.2

		Switzerland: 0.2%
435	@	Burckhardt Compression Holding AG	225,468	0.2

		United Kingdom: 1.7%
5,513		Randgold Resources Ltd. ADR	441,426	0.5
20,674	@	Rio Tinto PLC	1,123,993	1.2
			1,565,419	1.7

		United States: 79.5%
36,600		Anadarko Petroleum Corp.	3,624,132	4.0
6,684		Antero Resources Corp.	438,938	0.5
43,809		Arch Coal, Inc.	200,645	0.2
18,400		Basic Energy Services, Inc.	486,128	0.5
23,100		C&J Energy Services, Inc.	694,386	0.8
1,600		CARBO Ceramics, Inc.	223,856	0.2
13,200		Celanese Corp.	810,876	0.9

3,400		CF Industries Holdings, Inc.	833,578	0.9
41,367		Chevron Corp.	5,192,386	5.7
7,700		Cimarex Energy Co.	917,224	1.0
47,500		Cobalt International Energy, Inc.	855,000	0.9
32,800		ConocoPhillips	2,437,368	2.7
30,500		Consol Energy, Inc.	1,357,555	1.5
9,700	@	Crown Holdings, Inc.	457,549	0.5
24,400		Devon Energy Corp.	1,708,000	1.9
37,000		EOG Resources, Inc.	3,626,000	4.0
78,664		ExxonMobil Corp.	8,055,980	8.8
24,800		Forum Energy Technologies, Inc.	740,528	0.8
67,581		Freeport-McMoRan Copper & Gold, Inc.	2,322,759	2.5
56,400		FX Energy, Inc.	318,660	0.3
59,628		Halliburton Co.	3,760,738	4.1
28,400		Hess Corp.	2,532,144	2.8
10,300		International Paper Co.	480,495	0.5
43,400		Laredo Petroleum, Inc.	1,268,582	1.4
9,200		Marathon Petroleum Corp.	855,140	0.9
3,300		Monsanto Co.	365,310	0.4
7,600		Mosaic Co.	380,304	0.4
17,600		National Oilwell Varco, Inc.	1,382,128	1.5
30,700	@	Newfield Exploration Co.	1,039,195	1.1
6,000		Oasis Petroleum, Inc.	279,060	0.3
51,300		Occidental Petroleum Corp.	4,911,975	5.4
37,300		Patterson-UTI Energy, Inc.	1,213,369	1.3
40,150		Phillips 66	3,341,283	3.6
21,200		Range Resources Corp.	1,917,540	2.1
3,900		Rock-Tenn Co.	372,879	0.4
6,600		Royal Gold, Inc.	436,920	0.5
73,360		Schlumberger Ltd.	7,449,708	8.1
37,500	@	Stillwater Mining Co	591,750	0.6
29,600		Superior Energy Services	974,432	1.1
50,317	@	Thompson Creek Metals Co., Inc.	134,850	0.1
3,300		Union Pacific Corp.	628,419	0.7
14,800	@	Unit Corp.	976,060	1.1
28,100		Valero Energy Corp.	1,606,477	1.8
10,100		Williams Cos., Inc.	425,917	0.5
5,600		Worthington Industries	206,080	0.2
			72,832,303	79.5

	Total Common Stock
	(Cost $66,321,813)		89,635,561	97.8

See Accompanying Notes to Financial Statements

5

Voya Global Natural Resources Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
2,076,690	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,076,690)	2,076,690	2.3

	Total Short-Term Investments
	(Cost $2,076,690)	2,076,690	2.3

	Total Investments in Securities (Cost $68,398,503)	$91,712,251	100.1
	Liabilities in Excess of Other Assets	(72,460)	(0.1)
	Net Assets	$91,639,791	100.0

††	Rate shown is the 7-day yield as of April 30, 2014.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $70,416,647.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,940,696
Gross Unrealized Depreciation	(3,645,092)

Net Unrealized Appreciation	$21,295,604

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.3%
Oil & Gas Exploration & Production	18.7
Energy Equipment & Services	10.9
Oil & Gas Equipment & Services	6.5
Oil & Gas Refining & Marketing	5.4
Materials	4.0
Energy	3.8
Metals & Mining	3.7
Oil & Gas	3.6
Gold	2.8
Coal & Consumable Fuels	1.7
Diversified Metals & Mining	1.7
Oil & Gas Services	1.4
Oil & Gas Drilling	1.1
Chemicals	1.0
Mining	1.0
Oil&Gas Services	0.8
Road & Rail	0.7
Precious Metals & Minerals	0.6
Retail	0.5
Paper Products	0.5
Oil & Gas Storage & Transportation	0.5
Fertilizers & Agricultural Chemicals	0.4
Machinery-Diversified	0.2
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

6

Voya Global Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Brazil: 1.7%
19,202		Hypermarcas SA	141,663	0.3
3,088		Linx SA	67,375	0.2
82,349	@	Marfrig Global Foods SA	153,637	0.4
37,308		MRV Engenharia e Participacoes SA	118,462	0.3
13,843		Petroleo Brasileiro SA ADR	192,141	0.5
			673,278	1.7

		Cambodia: 0.4%
168,000		NagaCorp Ltd.	153,083	0.4

		Canada: 3.6%
21,529		Barrick Gold Corp.	376,112	1.0
17,391		GoldCorp, Inc.	429,906	1.1
10,996		Suncor Energy, Inc.	424,169	1.1
16,345		Talisman Energy, Inc. - TSX	168,960	0.4
			1,399,147	3.6

		China: 3.1%
299,250		Beijing Capital International Airport Co., Ltd.	208,685	0.5
108,000		Belle International Holdings	112,301	0.3
268,983		China Communications Construction Co., Ltd.	176,473	0.5
274,000		China Railway Group Ltd.	122,721	0.3
79,000		China Resources Enterprise	224,954	0.6
92,000		Golden Eagle Retail Group Ltd.	118,996	0.3
222,000		Guangdong Investment Ltd.	241,360	0.6
			1,205,490	3.1

		Colombia: 0.5%
11,233		Pacific Rubiales Energy Corp.	183,348	0.5

		Denmark: 1.0%
8,779		Novo Nordisk A/S	398,444	1.0

		France: 4.3%
15,901	@	AXA S.A.	414,952	1.1
983		Christian Dior S.A.	202,258	0.5
5,283	@	Criteo SA ADR	168,950	0.4
1,684	@	LVMH Moet Hennessy Louis Vuitton S.A.	331,738	0.8
5,365		Sanofi	578,989	1.5
			1,696,887	4.3

		Germany: 1.0%
24,036	@,L	Aixtron AG	382,694	1.0

		Hong Kong: 1.8%
100,800		Chow Tai Fook Jewellery Group Ltd.	141,553	0.4

46,000	@	Galaxy Entertainment Group Ltd.	363,132	0.9
1,082,400		Hengdeli Holdings Ltd.	208,202	0.5
			712,887	1.8

		India: 1.9%
9,658		Axis Bank Ltd.	243,681	0.6
35,229		Dabur India Ltd.	104,803	0.3
25,887		Housing Development Finance Corp.	385,964	1.0
			734,448	1.9

		Indonesia: 2.0%
104,612		AKR Corporindo Tbk PT	43,168	0.1
55		Astra International Tbk PT	35	0.0
270,157		Bank Mandiri Persero TBK PT	230,826	0.6
1,379,000		Lippo Karawaci Tbk PT	127,899	0.3
307,500		Mitra Adiperkasa Tbk PT	169,555	0.4
6,897,500		Pakuwon Jati Tbk PT	210,359	0.6
			781,842	2.0

		Israel: 0.3%
3,469	@,L	Mellanox Technologies Ltd.	121,311	0.3

		Japan: 7.2%
51,600		Astellas Pharma, Inc.	575,314	1.5
14,000		Mitsubishi Estate Co., Ltd.	317,666	0.8
18,900		Mitsui & Co., Ltd.	268,047	0.7
11,000		Mitsui Fudosan Co., Ltd.	325,619	0.9
61,500		Resona Holdings, Inc.	314,450	0.8
7,900		Sumitomo Mitsui Financial Group, Inc.	312,289	0.8
10,300		Toyota Motor Corp.	556,490	1.4
2,300		Uni-Charm Corp.	124,724	0.3
			2,794,599	7.2

		Malaysia: 0.3%
164,800		AirAsia BHD	112,131	0.3

		Netherlands: 5.9%
11,239		Corbion NV	260,662	0.7
3,325	@	Koninklijke DSM NV	238,761	0.6
14,712		Royal Dutch Shell PLC	581,973	1.5
28,315	@	Unilever NV	1,214,178	3.1
			2,295,574	5.9

		Norway: 0.7%
12,119		Telenor ASA	284,761	0.7

		Philippines: 0.4%
43,490		Universal Robina Corp.	142,811	0.4

		Russia: 0.9%
18,913		Gazprom OAO ADR	136,400	0.4
11,506	@	X5 Retail Group N.V. GDR	202,810	0.5
			339,210	0.9

See Accompanying Notes to Financial Statements

7

Voya Global Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

		Singapore: 0.9%
47,000		Oversea-Chinese Banking Corp.	362,473	0.9

		South Korea: 1.9%
9,606		Kolao Holdings	239,264	0.6
394		Samsung Electronics Co., Ltd.	513,761	1.3
			753,025	1.9

		Switzerland: 4.5%
5,451		Julius Baer Group Ltd.	255,327	0.7
14,143		Novartis AG	1,229,488	3.1
707	@	Syngenta AG	279,966	0.7
			1,764,781	4.5

		Taiwan: 0.3%
24,000	@	Tong Hsing Electronic Industries Ltd.	129,035	0.3

		United Kingdom: 13.0%
13,665		BG Group PLC	276,432	0.7
8,683		British American Tobacco PLC	501,397	1.3
80,198		HSBC Holdings PLC	819,429	2.1
15,945		Imperial Tobacco Group PLC	689,050	1.8
4,511	@	Rio Tinto PLC	245,252	0.6
8,531		Shire PLC	487,902	1.2
57,508		Standard Chartered PLC	1,245,458	3.2
66,861		Telecity Group PLC	810,914	2.1
			5,075,834	13.0

		United States: 40.3%
9,798		AbbVie, Inc.	510,280	1.3
1,152		Allergan, Inc.	191,048	0.5
6,927		Amgen, Inc.	774,092	2.0
1,318		Apple, Inc.	777,739	2.0
7,666		Blackstone Group LP	226,377	0.6
3,870		BorgWarner, Inc.	240,482	0.6
2,958		Celanese Corp.	181,710	0.5
1,659	@	Celgene Corp.	243,890	0.6
1,694		CF Industries Holdings, Inc.	415,318	1.1
17,876		Citigroup, Inc.	856,439	2.2
6,430	@	eBay, Inc.	333,267	0.9
17,378		EMC Corp.	448,352	1.1
4,201	@	Equinix, Inc.	788,990	2.0
7,695		Estee Lauder Cos., Inc.	558,426	1.4
7,248		ExxonMobil Corp.	742,268	1.9
6,338		Freeport-McMoRan Copper & Gold, Inc.	217,837	0.6
4,379	@	Gilead Sciences, Inc.	343,708	0.9
429		Google, Inc.	225,937	0.6
169		Google, Inc. – Class A	90,395	0.2
4,119	@	Informatica Corp.	146,018	0.4
13,883		KBR, Inc.	352,212	0.9
5,511		Las Vegas Sands Corp.	436,085	1.1
6,161		McDonald's Corp.	624,602	1.6
4,878		Monsanto Co.	539,995	1.4
6,634		Mosaic Co.	331,965	0.8
10,294		Nuance Communications, Inc.	165,630	0.4
7,019		Oasis Petroleum, Inc.	326,454	0.8
20,771		Pfizer, Inc.	649,717	1.7
6,090	@	Quanta Services, Inc.	214,855	0.5

3,012		Schlumberger Ltd.	305,869	0.8
8,050	@	Sensata Technologies Holdings N.V.	341,883	0.9
6,900		Teradata Corp.	313,674	0.8
5,061		Thermo Fisher Scientific, Inc.	576,954	1.5
12,435	@,L	Universal Display Corp.	323,932	0.8
8,379		Veeco Instruments, Inc.	309,772	0.8
2,799		VMware, Inc.	258,935	0.7
5,350	@	Weatherford International Ltd.	112,350	0.3
4,080		Wesco International, Inc.	358,142	0.9
11,325		Yum! Brands, Inc.	871,912	2.2
			15,727,511	40.3

	Total Common Stock
	(Cost $32,399,976)		38,224,604	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc(1): 1.5%
585,231	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $585,232, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $596,936, due 05/15/14-09/01/49)
	(Cost $585,231)	585,231	1.5

	Total Short-Term Investments
	(Cost $585,231)	585,231	1.5

	Total Investments in Securities (Cost $32,985,207)	$38,809,835	99.4
	Assets in Excess of Other Liabilities	230,967	0.6
	Net Assets	$39,040,802	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

8

Voya Global Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

Cost for federal income tax purposes is $33,131,391.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,572,444
Gross Unrealized Depreciation	(1,894,000)

Net Unrealized Appreciation	$5,678,444

Sector Diversification	Percentage of Net Assets
Financials	17.2%
Health Care	16.8
Information Technology	16.3
Consumer Discretionary	12.3
Consumer Staples	11.1
Energy	8.9
Materials	8.4
Industrials	5.6
Telecommunication Services	0.7
Utilities	0.6
Short-Term Investments	1.5
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Austria: 0.2%
14,130		Erste Bank der Oesterreichischen Sparkassen AG	475,112	0.2

		Belgium: 0.9%
49,816		Umicore	2,441,914	0.9

		Brazil: 0.1%
18,600		Mills Estruturas e Servicos de Engenharia SA	233,986	0.1

		Canada: 4.7%
235,200	@	Air Canada	1,641,604	0.6
105,500	@	Cameco Corp.	2,246,095	0.8
42,840		Canadian National Railway Co.	2,509,309	0.9
48,800		Imperial Oil Ltd.	2,382,898	0.9
79,140		Tim Hortons, Inc.	4,340,949	1.5
			13,120,855	4.7

		China: 3.1%
18,500	@	58.com, Inc. ADR	735,930	0.3
9,800	@	Baidu.com ADR	1,507,730	0.5
1,960,000		Lenovo Group Ltd.	2,233,526	0.8
1,930,520		PetroChina Co., Ltd.	2,227,386	0.8
268,000		ENN Energy Holdings Ltd.	1,874,477	0.7
			8,579,049	3.1

		Finland: 0.6%
41,613		Kone OYJ	1,783,757	0.6

		France: 13.6%
4,150		Accor S.A.	203,182	0.1
48,029	@	Air Liquide	6,871,381	2.4
31,437		Atos Origin	2,715,904	1.0
50,747	@	AXA S.A.	1,324,293	0.5
51,765	@	BNP Paribas	3,889,849	1.4
18,082	@	Capgemini S.A.	1,277,558	0.4
29,618	@	Essilor International SA	3,171,711	1.1
118,055		France Telecom SA	1,912,640	0.7
41,922		Groupe Eurotunnel S.A.	562,795	0.2
28,544	@	Peugeot S.A.	505,027	0.2
183,208		Rexel SA	4,625,951	1.6
62,997	@	Schneider Electric S.A.	5,913,582	2.1
45,154	@	Societe Generale	2,812,062	1.0
2,604		Technip S.A.	293,102	0.1
7,934		Unibail-Rodamco SE	2,144,116	0.8
			38,223,153	13.6

		Germany: 3.3%
8,883		Brenntag AG	1,609,158	0.6
6,952	@	Continental AG	1,635,836	0.6
131,644	@	Deutsche Lufthansa AG	3,305,948	1.2
18,708	@	Lanxess	1,424,639	0.5
29,266		ProSiebenSat.1 Media AG	1,280,909	0.4
			9,256,490	3.3

		Greece: 0.4%
1,135,036	@	Alpha Bank AE	1,099,451	0.4

		India: 0.4%
128,979		ITC Ltd.	729,219	0.3
9,105		United Spirits Ltd.	417,926	0.1
			1,147,145	0.4

		Italy: 4.7%
264,147		Assicurazioni Generali S.p.A.	6,176,091	2.2
53,606		Banca Generali SpA	1,687,369	0.6
327,757		Intesa Sanpaolo S.p.A.	1,121,593	0.4
709,679		Snam Rete Gas S.p.A.	4,268,675	1.5
			13,253,728	4.7

		Japan: 22.0%
93,900		Aeon Co., Ltd.	1,084,510	0.4
20,770		Aeon Mall Co., Ltd.	495,195	0.2
56,900		Aisin Seiki Co., Ltd.	2,010,810	0.7
103,100		Asahi Group Holdings, Ltd.	2,848,940	1.0
153,000		Bank of Yokohama Ltd.	768,993	0.3
31,000		Daito Trust Construction Co., Ltd.	3,154,588	1.1
83,000		Daiwa House Industry Co., Ltd.	1,402,345	0.5
53,700		Dentsu, Inc.	2,202,382	0.8
33,700		Eisai Co., Ltd.	1,301,463	0.5
529,000		Isuzu Motors Ltd.	3,072,196	1.1
13,630		Japan Tobacco, Inc.	447,999	0.2
60,220		KDDI Corp.	3,211,635	1.1
126,600		M3, Inc.	1,736,770	0.6
637,740		Mitsubishi UFJ Financial Group, Inc.	3,392,456	1.2
350,100		Mitsubishi Electric Corp.	3,986,530	1.4
68,600		Nippon Telegraph & Telephone Corp.	3,806,805	1.4
124,600		Nomura Holdings, Inc.	721,543	0.3
49,200		Nomura Research Institute Ltd.	1,426,667	0.5
66,200		Olympus Corp.	2,022,045	0.7
31,800		Ono Pharmaceutical Co., Ltd.	2,522,176	0.9
210,600		ORIX Corp.	3,051,561	1.1
46,700		Osaka Securities Exchange Co. Ltd.	924,002	0.3
199,500		Rakuten, Inc.	2,588,637	0.9
62,900		Rohm Co., Ltd.	3,007,998	1.1
55,800		Seven & I Holdings Co., Ltd.	2,201,659	0.8
213,990		T&D Holdings, Inc.	2,554,248	0.9
32,900		Takeda Pharmaceutical Co., Ltd.	1,479,846	0.5
28,700		THK Co., Ltd.	606,618	0.2
62,400		Tokio Marine Holdings, Inc.	1,838,675	0.6
471,000		Toshiba Corp.	1,844,843	0.7
			61,714,135	22.0

		Macau: 0.5%
369,970		MGM China Holdings Ltd.	1,292,744	0.5

		Marshall Islands: 0.1%
31,363	@	Tanker Investments Ltd.	368,011	0.1

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited) (continued)

		Mexico: 1.2%
232,853	@	Cemex SAB de CV ADR	2,943,262	1.0
146,900		Fibra Uno Administracion SA de CV	481,591	0.2
			3,424,853	1.2

		Netherlands: 2.2%
825,690	@	Koninklijke KPN NV	2,933,566	1.1
52,759	@	NXP Semiconductor NV	3,145,492	1.1
			6,079,058	2.2

		Panama: 0.5%
27,300		Avianca Holdings SA ADR	452,361	0.2
6,090	@	Copa Holdings S.A.	823,855	0.3
			1,276,216	0.5

		Portugal: 0.6%
104,440		Galp Energia SGPS SA	1,810,154	0.6

		South Korea: 1.0%
75,210	@	SK Hynix, Inc.	2,932,700	1.0

		Sweden: 1.3%
69,721	@	Assa Abloy AB	3,700,415	1.3

		Switzerland: 10.0%
11,233		Cie Financiere Richemont SA	1,142,846	0.4
129,510		Julius Baer Group Ltd.	6,066,305	2.2
103,235		Novartis AG	8,974,485	3.2
25,892		Roche Holding AG - Genusschein	7,595,322	2.7
206,200		UBS AG - Reg	4,312,442	1.5
			28,091,400	10.0

		Taiwan: 2.0%
1,422,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	5,587,547	2.0

		United Arab Emirates: 0.6%
42,555		Al Noor Hospitals Group Plc	717,058	0.3
120,317	@	NMC Health PLC	893,825	0.3
			1,610,883	0.6

		United Kingdom: 17.7%
122,487	@	AstraZeneca PLC	9,668,421	3.4
325,578		Barclays PLC	1,390,226	0.5
350,070		BG Group PLC	7,081,645	2.5
898,224	@	BP PLC	7,583,770	2.7
173,454	@	British Sky Broadcasting PLC	2,577,151	0.9
200,943		CRH PLC - London	5,858,030	2.1
13,608		Derwent Valley Holdings PLC	625,999	0.2
145,822		Diageo PLC	4,467,935	1.6
266,618		Direct Line Insurance Group PLC	1,127,942	0.4
82,261		Experian Group Ltd.	1,581,623	0.6
60,740	@	Great Portland Estates PLC	644,013	0.2
337,946		Kingfisher PLC	2,391,424	0.9
160,298		Rolls-Royce Holdings PLC	2,847,277	1.0

28,905,408	@ Rolls-Royce Holdings PLC - C shares	48,804	0.0
44,377	Schroders PLC	1,919,116	0.7
		49,813,376	17.7

	United States: 3.4%
71,966	Anheuser-Busch InBev Worldwide, Inc.	7,843,984	2.8
25,400	Covidien PLC	1,809,750	0.6
		9,653,734	3.4

	Total Common Stock
	(Cost $243,221,866)	266,969,866	95.1

PREFERRED STOCK: 1.3%
	Germany: 1.3%
13,409	Volkswagen AG	3,624,786	1.3

	Total Preferred Stock
	(Cost $3,155,350)	3,624,786	1.3

RIGHTS: 0.0%
	France: 0.0%
28,544	Peugeot S.A.	72,305	0.0

	Total Rights
	(Cost $72,305)	72,305	0.0

WARRANTS: 0.0%
	Consumer Discretionary: 0.0%
28,544	Peugeot SA	54,609	0.0

	Total Warrants
	(Cost $–)	54,609	0.0

	Total Long-Term Investments
	(Cost $246,449,521)	270,721,566	96.4

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
6,625,191	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $6,625,191)	6,625,191	2.4

	Total Short-Term Investments
	(Cost $6,625,191)	6,625,191	2.4

	Total Investments in Securities (Cost $253,074,712)	$277,346,757	98.8
	Assets in Excess of Other Liabilities	3,368,219	1.2
	Net Assets	$280,714,976	100.0

††	Rate shown is the 7-day yield as of April 30, 2014.
@	Non-income producing security

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2014 (Unaudited) (continued)

Cost for federal income tax purposes is $254,461,549.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,362,812
Gross Unrealized Depreciation	(5,477,604)

Net Unrealized Appreciation	$22,885,208

Sector Diversification	Percentage of Net Assets
Financials	19.9%
Industrials	15.8
Health Care	14.8
Consumer Discretionary	10.3
Information Technology	8.7
Energy	8.5
Consumer Staples	7.2
Materials	6.9
Telecommunication Services	4.3
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

12

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Argentina: 0.5%
74,500	L	Arcos Dorados Holdings, Inc.	678,695	0.3
19,500		YPF SA ADR	554,970	0.2
			1,233,665	0.5

		Brazil: 14.5%
159,132		All America Latina Logistica SA	626,608	0.3
333,085		AMBEV SA ADR	2,414,866	1.0
49,500		Arteris SA	408,476	0.2
80,600	@	B2W Companhia Global Do Varejo	892,844	0.4
134,400		Banco do Brasil SA	1,415,879	0.6
62,730		Banco do Estado do Rio Grande do Sul	360,105	0.2
122,000		Banco Santander Brasil SA ADR	811,300	0.3
51,700	L	Braskem SA ADR	703,120	0.3
55,400		BRF SA ADR	1,252,040	0.5
46,840		Cia Brasileira de Distribuicao ADR	2,227,710	0.9
157,780		Embraer SA	1,359,325	0.6
79,940	@	Even Construtora e Incorporadora SA	259,924	0.1
27,430	@	Ez Tec Empreendimentos e Participacoes SA	333,380	0.1
66,000	@,L	Fibria Celulose SA ADR	655,380	0.3
119,400	@,L	Gol Linhas Aereas Inteligentes SA ADR	776,100	0.3
26,670		Grendene SA	168,052	0.1
175,700		Hypermarcas SA	1,296,228	0.6
286,849		Itau Unibanco Holding SA ADR	4,692,849	2.0
23,950		Kroton Educacional SA	509,129	0.2
175,700		Petroleo Brasileiro SA ADR	2,438,716	1.0
36,390		Petroleo Brasileiro SA (sponsored) ADR	538,572	0.2
40,830		Porto Seguro SA	599,701	0.3
67,530		Telefonica Brasil SA ADR	1,431,636	0.6
338,259		Tim Participacoes SA	1,824,983	0.8
109,100		Tim Participacoes SA ADR	2,935,881	1.2
58,800		Vale SA ADR	777,336	0.3
214,443		Vale SA Pref ADR	2,545,438	1.1
			34,255,578	14.5

		Chile: 0.5%
11,000		Cia Cervecerias Unidas SA ADR	259,270	0.1
27,000		Sociedad Quimica y Minera de Chile SA ADR	861,300	0.4
			1,120,570	0.5

		China: 20.3%
176,000		Anta Sports Products Ltd	257,990	0.1

30,700	@	Baidu.com ADR	4,723,195	2.0
5,774,000		Bank of China Ltd.	2,544,016	1.1
5,663,000		China Construction Bank	3,920,912	1.7
196,000		China Mengniu Diary Co., Ltd.	1,008,642	0.4
543,476		China Merchants Bank Co., Ltd.	973,790	0.4
19,600		China Mobile Ltd. ADR	929,628	0.4
485,500		China Mobile Ltd.	4,621,222	2.0
442,000		China Oilfield Services Ltd.	1,059,664	0.4
4,187,850		China Petroleum & Chemical Corp.	3,717,790	1.6
858,000		China Resources Cement Holdings Ltd.	597,313	0.3
4,052,000		China Telecom Corp., Ltd.	2,072,959	0.9
4,000		CNOOC Ltd. ADR	660,760	0.3
1,329,000		CNOOC Ltd.	2,196,636	0.9
804,000		Coolpad Group Ltd.	349,021	0.1
315,500		Fosun International	382,519	0.2
2,075,000		Geely Automobile Holdings Ltd.	721,344	0.3
271,000		Great Wall Motor Co. Ltd.	1,232,855	0.5
374,000		Guangzhou R&F Properties Co., Ltd.	489,975	0.2
6,035,000		Industrial and Commercial Bank of China Ltd.	3,606,023	1.5
1,268,000		Lenovo Group Ltd.	1,444,955	0.6
15,488		Neteasecom ADR	1,054,578	0.4
566,500		Nine Dragons Paper Holdings Ltd.	373,489	0.2
21,650		Perfect World Co., Ltd. ADR	402,690	0.2
112,000		Ping An Insurance Group Co. of China Ltd.	831,278	0.3
12,500	@	Sina Corp.	597,500	0.3
926,000	@	Skyworth Digital Holdings Ltd.	444,232	0.2
35,600		Sohu.com, Inc.	1,964,052	0.8
322,000		Tingyi Cayman Islands Holding Corp.	896,403	0.4
184,000		Tsingtao Brewery Co., Ltd.	1,343,528	0.6
1,518,000	L	Uni-President China Holdings Ltd.	1,257,366	0.5
168,000		Weichai Power Co. Ltd.	586,955	0.2
10,490	@	WuXi PharmaTech Cayman, Inc. ADR	356,660	0.2
8,082	@	Youku.com, Inc. ADR	180,148	0.1
			47,800,088	20.3

		Greece: 0.1%
14,500		OPAP S.A.	231,565	0.1

		Hong Kong: 0.5%
920,000		Anxin-China Holdings Ltd.	144,951	0.1
3,050,000	L	Rexcapital Financial Holdings Ltd.	323,544	0.1
284,250		Shenzhen International Holdings Ltd.	345,708	0.2

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

480,000		Truly International Holdings	324,455	0.1
			1,138,658	0.5

		Hungary: 0.1%
19,800		Richter Gedeon Nyrt	339,123	0.1

		India: 7.0%
138,450		Apollo Tyres Ltd.	366,507	0.1
117,970		Cairn India Ltd.	656,136	0.3
56,540		Canara Bank	268,523	0.1
41,210		HCL Technologies Ltd.	958,973	0.4
106,650		Housing Development Finance Corp.	1,590,107	0.7
22,100		ICICI Bank Ltd. ADR	943,007	0.4
37,800		Infosys Ltd. ADR	2,030,238	0.8
244,443		Oil & Natural Gas Corp., Ltd.	1,319,513	0.6
39,870		Oil India Ltd.	315,671	0.1
32,580		Punjab National Bank	424,359	0.2
59,529	#	Reliance Industries Ltd. GDR	1,848,732	0.8
165,674		Reliance Industries Ltd.	2,575,256	1.1
102,700		Rural Electrification Corp. Ltd.	405,592	0.2
167,199		Tata Chemicals Ltd.	789,422	0.3
44,600		Tata Motors Ltd. ADR	1,668,932	0.7
99,480		UPL Ltd.	443,107	0.2
			16,604,075	7.0

		Indonesia: 0.2%
512,100		Tambang Batubara Bukit Asam Persero Tbk PT	438,416	0.2

		Israel: 1.2%
60,300		Teva Pharmaceutical Industries Ltd. ADR	2,946,258	1.2

		Macau: 0.5%
381,000		SJM Holdings Ltd.	1,059,916	0.5

		Malaysia: 0.3%
832,687		UEM Sunrise Bhd	587,946	0.3

		Mexico: 3.8%
66,700		America Movil S.A.B de CV ADR	1,339,336	0.6
97,996	@	Cemex SAB de CV ADR	1,238,669	0.5
1,160		Compartamos SAB de CV	2,023	0.0
45,900	@,L,X	Desarrollado ADR	44,982	0.0
59,300	@	Empresas ICA SAB de CV ADR	427,553	0.2
8,400	@	Fomento Economico Mexicano SAB de CV ADR	762,468	0.3
206,208		Grupo Financiero Banorte	1,369,545	0.6
106,000		Grupo Lala SAB de CV	246,309	0.1
85,400		Grupo Televisa SAB ADR	2,801,974	1.2
326,999		Wal-Mart de Mexico SA de CV	827,324	0.3
			9,060,183	3.8

		Poland: 1.2%
61,300		PGE SA	425,962	0.2
10,570		Powszechny Zaklad Ubezpieczen SA	1,499,365	0.6
295,589		Orange Polska SA	1,009,493	0.4
			2,934,820	1.2

		Qatar: 0.2%
9,800		Qatar National Bank	511,503	0.2

		Russia: 7.8%
270,460		Aeroflot - Russian Airlines OJSC	387,260	0.2
37,190		CTC Media, Inc.	322,437	0.1
176,092		Gazprom OAO ADR	1,269,975	0.5
73,529		Lukoil OAO ADR	3,892,585	1.7
59,836		MegaFon OAO GDR	1,560,425	0.7
11,580		Mobile Telesystems OJSC	84,080	0.0
133,552		Mobile Telesystems OJSC ADR	2,238,332	1.0
389,632		Rosneft Oil Co. GDR	2,449,656	1.0
400,738	@	Sberbank of Russia ADR	3,358,986	1.4
43,834		Tatneft-sponsored ADR	1,507,738	0.6
52,870		VimpelCom Ltd. ADR ADR	444,108	0.2
34,100	@	Yandex NV	903,650	0.4
			18,419,232	7.8

		South Africa: 5.2%
8,967	@	Anglo Platinum Ltd.	426,964	0.2
14,400	@	AngloGold Ashanti Ltd. ADR	260,640	0.1
70,946	@	ArcelorMittal South Africa Ltd.	249,692	0.1
37,600		Barloworld Ltd.	410,186	0.2
19,494		Clicks Group Ltd.	118,867	0.1
28,063		Impala Platinum Holdings Ltd.	316,362	0.1
57,576		Imperial Holdings Ltd.	1,073,828	0.5
131,255		MTN Group Ltd.	2,633,213	1.1
39,256		Remgro Ltd.	790,540	0.3
13,100		Sasol Ltd. ADR	725,871	0.3
48,100		Sasol Ltd.	2,695,732	1.1
131,250		Steinhoff International Holdings Ltd.	682,020	0.3
73,308		Vodacom Group Pty Ltd.	874,869	0.4
153,939		Woolworths Holdings Ltd./South Africa	1,047,665	0.4
			12,306,449	5.2

		South Korea: 19.3%
220		Amorepacific Corp.	284,488	0.1
27,600		BS Financial Group, Inc.	422,584	0.2
2,900		E-Mart Co. Ltd.	663,132	0.3
9,430		Grand Korea Leisure Co. Ltd.	394,336	0.2
1,500		GS Home Shopping, Inc.	339,303	0.1
15,560		Halla Visteon Climate Control Corp.	651,071	0.3
23,440		Hankook Tire Co. Ltd.	1,359,939	0.6
48,100	@	SK Hynix, Inc.	1,875,586	0.8
5,570		Hyosung Corp.	397,938	0.2
11,571		Hyundai Motor Co.	2,579,946	1.1

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

40,800		KB Financial Group, Inc. ADR	1,400,664	0.6
4,802		KCC Corp.	2,394,641	1.0
32,482		Kia Motors Corp.	1,802,174	0.7
56,610		KT Corp. ADR	900,665	0.4
17,913		KT&G Corp.	1,435,398	0.6
11,334		LG Electronics, Inc.	754,912	0.3
55,300		LG.Philips LCD Co. Ltd ADR	736,043	0.3
780		Lotte Chilsung Beverage Co., Ltd.	1,179,851	0.5
552		Lotte Confectionery Co. Ltd.	945,553	0.4
3,300		Mando Corp.	396,983	0.2
892		Nong Shim Co., Ltd.	265,512	0.1
16,480		Partron Co. Ltd.	223,754	0.1
4,322		Samsung Electronics Co., Ltd.	5,635,720	2.4
11,196		Samsung Electronics Co., Ltd. GDR	7,227,732	3.1
11,802		Samsung Life Insurance Co. Ltd.	1,098,416	0.5
28,990		Shinhan Financial Group Co., Ltd.	1,265,368	0.5
7,450		SK Holdings Co. Ltd	1,321,484	0.5
13,920		SK Telecom Co., Ltd.	2,882,205	1.2
126,800		SK Telecom Co., Ltd. ADR	2,927,812	1.3
46,230	@	Wonik IPS Co. Ltd.	462,998	0.2
112,390	@	Woori Finance Holdings Co., Ltd.	1,267,147	0.5
			45,493,355	19.3

		Taiwan: 9.1%
307,000	@	AcBel Polytech, Inc.	403,394	0.2
1,293,000		Advanced Semiconductor Engineering, Inc.	1,505,650	0.6
196,000		Catcher Technology Co., Ltd.	1,654,940	0.7
251,156		Chicony Electronics Co. Ltd.	654,051	0.3
283,000		Chipbond Technology Corp.	484,708	0.2
463,000		Compeq Manufacturing Co.	303,608	0.1
304,000		Coretronic Corp.	363,041	0.2
1,176,000		Fubon Financial Holding Co., Ltd.	1,522,076	0.6
348,000		Grand Pacific Petrochemical Corp.	221,576	0.1
337,310		Hon Hai Precision Industry Co., Ltd.	968,741	0.4
446,000		Inventec Co., Ltd.	411,250	0.2
134,080		Kenda Rubber Industrial Co. Ltd.	311,847	0.1
422,080		Lite-On Technology Corp.	645,686	0.3
70,000		MediaTek, Inc.	1,096,900	0.5
480,000		POU Chen Corp.	611,178	0.3
129,000		Radiant Opto-Electronics Corp.	520,098	0.2
194,549		Realtek Semiconductor Corp.	555,450	0.2
660,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	2,593,376	1.1

237,831		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,780,403	2.0
366,000		Teco Electric and Machinery Co. Ltd.	398,010	0.2
1,626,000		United Microelectronics Corp.	708,961	0.3
215,000	@	Vanguard International Semiconductor Corp.	294,634	0.1
106,000		Wistron NeWeb Corp.	247,674	0.1
105,000		Zhen Ding Technology Holding Ltd.	304,922	0.1
			21,562,174	9.1

		Thailand: 1.1%
157,900		Bangkok Bank PCL - Foreign	923,475	0.4
1,328,200		Jasmine International PCL	341,774	0.2
255,900		PTT Exploration & Production PCL	1,263,071	0.5
			2,528,320	1.1

		Turkey: 2.5%
48,689		Arcelik A/S	300,957	0.1
88,650		Enka Insaat Ve Sanayi AS	269,475	0.1
788,151		Eregli Demir ve Celik Fabrikalari TAS	1,096,694	0.5
24,420	@	Ford Otomotiv Sanayi A/S	276,322	0.1
27,403		Koza Altin Isletmeleri AS	274,790	0.1
18,350	@	Pegasus Hava Tasimaciligi AS	246,171	0.1
37,200		TAV Havalimanlari Holding AS	298,685	0.1
68,020		Tofas Truk Otomobil Fabrika	417,492	0.2
46,980		Tupras Turkiye Petrol Rafine	1,062,822	0.5
305,939		Turk Hava Yollari	982,307	0.4
0		Turk Sise Ve Cam Fabrikalari	1	0.0
45,000	@	Turkcell Iletisim Hizmet AS ADR	651,600	0.3
			5,877,316	2.5

		United Arab Emirates: 0.6%
687,180		Air Arabia PJSC	247,720	0.1
301,690		Dubai Islamic Bank PJSC	558,454	0.3
111,401		First Gulf Bank PJSC	526,578	0.2
			1,332,752	0.6

		United Kingdom: 0.2%
112,190		Old Mutual PLC	379,976	0.2

		United States: 0.9%
57,600	@	Yahoo!, Inc.	2,070,720	0.9

	Total Common Stock
	(Cost $223,270,823)		230,232,658	97.6

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

PREFERRED STOCK: 0.2%
	Brazil: 0.2%
129,125	Randon Participacoes SA	411,741	0.2

	Total Preferred Stock
	(Cost $396,523)	411,741	0.2

RIGHTS: 0.0%
	China: 0.0%
24,609	Fosun International Ltd.	111	0.0

	Total Rights
	(Cost $–)	111	0.0

	Total Long-Term Investments
	(Cost $223,667,346)	230,644,510	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 1.1%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 04/30/14, 0.06%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-10.625%, Market Value plus accrued interest $1,020,002, due 05/31/14-04/01/44)	1,000,000	0.4
663,051	BNP Paribas Bank, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $663,052, collateralized by various U.S. Government Securities, 0.000%-1.125%, Market Value plus accrued interest $676,312, due 02/15/17-02/15/44)	663,051	0.3

1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 05/15/14-09/01/49)	1,000,000	0.4
		2,663,051	1.1

	Total Short-Term Investments
	(Cost $2,663,051)	2,663,051	1.1

	Total Investments in Securities (Cost $226,330,397)	$233,307,561	98.9
	Assets in Excess of Other Liabilities	2,579,129	1.1
	Net Assets	$235,886,690	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2014.
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $227,506,058.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,367,197
Gross Unrealized Depreciation	(14,565,694)

Net Unrealized Appreciation	$5,801,503

Sector Diversification	Percentage of Net Assets
Information Technology	21.7%
Financials	17.6
Energy	13.9
Telecommunication Services	13.7
Consumer Discretionary	10.7
Consumer Staples	7.7
Materials	5.5
Industrials	5.3
Health Care	1.5
Utilities	0.2

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

Short-Term Investments	1.1
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Australia: 3.8%
64,398		Amcor Ltd.	618,023	0.1
39,551		Ansell Ltd.	666,079	0.1
298,456		Aristocrat Leisure Ltd.	1,400,225	0.3
63,175		Australia & New Zealand Banking Group Ltd.	2,031,560	0.4
306,969		Brambles Ltd.	2,699,252	0.5
57,078		Cochlear Ltd.	3,120,046	0.6
5,332		CSL Ltd.	339,916	0.1
188,371		Goodman Group	874,971	0.2
7,879		Macquarie Group Ltd.	424,487	0.1
159,424	@,L	Mesoblast Ltd.	691,744	0.1
46,412		Santos Ltd.	595,063	0.1
208,269		Seek Ltd.	3,261,858	0.7
271,901		Treasury Wine Estates Ltd.	968,327	0.2
38,632		Woolworths Ltd.	1,342,534	0.3
			19,034,085	3.8

		Austria: 0.2%
61,643		UNIQA Insurance Group AG	787,424	0.2

		Belgium: 0.7%
18,302		Colruyt S.A.	1,034,896	0.2
14,267		Solvay S.A.	2,312,036	0.5
			3,346,932	0.7

		Brazil: 1.1%
78,500		BR Malls Participacoes S.A.	678,767	0.1
101,700		Estacio Participacoes SA	1,078,688	0.2
29,520		Itau Unibanco Holding S.A.	485,480	0.1
126,440		Itau Unibanco Holding S.A. ADR	2,068,559	0.4
13,700		Lojas Renner SA	398,880	0.1
13,700		Petroleo Brasileiro SA ADR	202,760	0.1
9,300		Raia Drogasil SA	79,747	0.0
11,100		Tim Participacoes SA ADR	298,701	0.1
			5,291,582	1.1

		Canada: 0.8%
32,000		Eldorado Gold Corp.	195,027	0.0
35,102		First Quantum Minerals Ltd.	699,126	0.1
12,900		MacDonald Dettwiler & Associates Ltd.	1,000,410	0.2
30,300		Rogers Communications, Inc.	1,203,375	0.3
4,500		Tim Hortons, Inc.	246,832	0.1
4,400	@	Valeant Pharmaceuticals International, Inc.	588,393	0.1
			3,933,163	0.8

		China: 2.5%
233,500		Anhui Conch Cement Co., Ltd.	871,831	0.2
16,700	@	Baidu.com ADR	2,569,295	0.5
37,000		Beijing Enterprises Holdings Ltd.	322,216	0.1
517,000		BOC Hong Kong Holdings Ltd.	1,516,967	0.3
1,116,000		China Construction Bank	772,689	0.1
92,000		China Merchants Holdings International Co., Ltd.	288,691	0.0
676,000		China Overseas Land & Investment Ltd.	1,664,098	0.3
47,880	L	Mindray Medical International Ltd. ADR	1,582,913	0.4
239,500		Parkson Retail Group Ltd.	70,123	0.0
500	@	Sina Corp.	23,900	0.0
6,400		Tencent Holdings Ltd.	402,944	0.1
252,000		Tsingtao Brewery Co., Ltd.	1,840,049	0.4
400	@	Vipshop Holdings Ltd ADR	56,076	0.0
188,000		Want Want China Holdings Ltd.	295,522	0.1
			12,277,314	2.5

		Denmark: 2.6%
44,845		Carlsberg A/S	4,485,950	0.9
57,990		Danske Bank A/S	1,640,725	0.3
20,476		GN Store Nord	494,673	0.1
91,093		Novo Nordisk A/S	4,134,349	0.9
40,537		Novozymes A/S	1,943,550	0.4
			12,699,247	2.6

		Finland: 1.2%
59,634	L	Kone OYJ	2,556,235	0.5
32,161		Sampo OYJ	1,598,386	0.3
92,455		UPM-Kymmene OYJ	1,619,236	0.4
			5,773,857	1.2

		France: 8.8%
2,594	@	Air Liquide	371,117	0.1
131,664	@	AXA S.A.	3,435,901	0.7
11,450		BioMerieux	1,250,319	0.3
83,698	@	BNP Paribas	6,289,434	1.3
24,005	@	Bouygues S.A.	1,081,206	0.2
15,503	@	Capgemini S.A.	1,095,343	0.2
51,936		Cie de Saint-Gobain	3,181,878	0.6
18,557		Edenred	627,204	0.1
35,160		Electricite de France SA	1,350,175	0.3
14,781		Eutelsat Communications	508,445	0.1
108,159	@	Gaz de France	2,725,976	0.5
2,130		Iliad SA	574,757	0.1
27,502		Lafarge S.A.	2,516,398	0.5
37,141		Legrand S.A.	2,399,903	0.5
4,486	@	Pernod Ricard SA	538,357	0.1
1,975		Kering	436,813	0.1
19,885		Publicis Groupe	1,701,145	0.3
9,859		Renault S.A.	963,912	0.2
22,552		Sanofi	2,433,805	0.5
32,810	@	Schneider Electric S.A.	3,079,903	0.6

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

19,309		Sodexho Alliance S.A.	2,081,795	0.4
41,632		Suez Environnement S.A.	818,048	0.2
41,983		Total S.A.	3,003,635	0.6
9,992		Valeo SA	1,372,192	0.3
			43,837,661	8.8

		Germany: 4.7%
17,505	@	Adidas AG	1,871,312	0.4
28,415	@	BASF AG	3,296,299	0.7
50,800	@	Bayer AG	7,063,310	1.4
6,786	@	Bayerische Motoren Werke AG	853,033	0.2
2,006		Brenntag AG	363,387	0.1
78,998	@	Commerzbank AG	1,408,625	0.3
38,565		DaimlerChrysler AG	3,590,363	0.7
117,117		Deutsche Telekom AG	1,967,689	0.4
2,997		Fresenius AG	456,001	0.1
18,074		Metro AG	724,111	0.1
9,745		RTL Group SA	1,086,141	0.2
4,973	@	SAP AG	401,952	0.1
23,724	@	Sky Deutschland AG	203,601	0.0
			23,285,824	4.7

		Greece: 0.2%
350,457	@	Piraeus Bank SA	827,070	0.2

		Hong Kong: 2.0%
184,200		AIA Group Ltd.	895,874	0.2
358,000		Cafe de Coral Holdings Ltd.	1,125,809	0.2
155,000		Hang Lung Properties Ltd.	462,311	0.1
130,000		Hutchison Whampoa Ltd.	1,783,535	0.3
24,000		Jardine Matheson Holdings Ltd.	1,498,402	0.3
39,500		Jardine Strategic Holdings Ltd.	1,413,189	0.3
92,000		Kerry Properties Ltd.	302,957	0.1
1,156,000		Li & Fung Ltd.	1,682,647	0.3
140,000		Wharf Holdings Ltd.	982,816	0.2
			10,147,540	2.0

		India: 0.9%
7,367	@	Axis Bank Ltd. GDR	187,069	0.0
12,841		Axis Bank Ltd.	323,990	0.1
81,971		Bharti Airtel Ltd.	446,382	0.1
43,446		Housing Development Finance Corp.	647,762	0.1
7,699		Infosys Ltd.	409,616	0.1
130,343	@	Mahindra & Mahindra Ltd. GDR	2,332,029	0.5
180,131		Power Grid Corp. of India Ltd.	316,150	0.0
			4,662,998	0.9

		Indonesia: 0.2%
352,500		Bank Central Asia Tbk PT	335,720	0.1
1,374,600	@	Sarana Menara Nusantara Tbk PT	465,025	0.1
			800,745	0.2

		Ireland: 0.7%
108,124		James Hardie Industries SE	1,388,113	0.3

35,874	@	Ryanair Holdings PLC ADR	1,918,541	0.4
			3,306,654	0.7

		Israel: 0.4%
156,318	@,L	Protalix BioTherapeutics, Inc.	633,088	0.1
23,300		Teva Pharmaceutical Industries Ltd. ADR	1,138,438	0.3
			1,771,526	0.4

		Italy: 2.2%
69,332		Assicurazioni Generali S.p.A.	1,621,070	0.3
50,521		Altantia S.p.A.	1,316,017	0.3
376,988		Enel S.p.A.	2,135,232	0.4
127,703		ENI S.p.A.	3,307,417	0.7
52,314		Exor SpA	2,391,061	0.5
			10,770,797	2.2

		Japan: 15.8%
23,600		AEON Financial Service Co., Ltd.	594,324	0.1
23,000		Air Water, Inc.	322,721	0.1
123,400		Asahi Group Holdings, Ltd.	3,409,886	0.7
47,100		Asics Corp.	916,723	0.2
53,200		Bridgestone Corp.	1,904,853	0.4
22,400		Daikin Industries Ltd.	1,295,709	0.3
150,000		Daiwa House Industry Co., Ltd.	2,534,359	0.5
26,300		Don Quijote Holdings Co. Ltd	1,387,116	0.3
15,100		East Japan Railway Co.	1,101,776	0.2
14,500		FamilyMart Co., Ltd.	602,114	0.1
385,000		Hitachi Ltd.	2,744,642	0.5
6,700		Honda Motor Co., Ltd.	222,337	0.0
36,000		Inpex Holdings, Inc.	525,003	0.1
23,000		Isuzu Motors Ltd.	133,574	0.0
24,500		Japan Airlines Co. Ltd.	1,268,351	0.3
94,300	@	Japan Display, Inc.	581,102	0.1
158,800		Japan Tobacco, Inc.	5,219,530	1.0
33,200		LIXIL Group Corp.	879,798	0.2
72,200		Kao Corp.	2,718,143	0.5
354,000		Kawasaki Heavy Industries Ltd.	1,313,891	0.3
64,000		KDDI Corp.	3,413,229	0.7
17,000		Koito Manufacturing Co., Ltd.	369,742	0.1
12,900		Makita Corp.	686,130	0.1
703,600		Mitsubishi UFJ Financial Group, Inc.	3,742,799	0.8
40,000		Mitsubishi Estate Co., Ltd.	907,616	0.2
25,000		Mitsui Fudosan Co., Ltd.	740,043	0.1
157,300		Mitsui Sumitomo Insurance Group Holdings, Inc.	3,528,577	0.7
12,100		Nabtesco Corp.	261,219	0.0
13,700		Nippon Telegraph & Telephone Corp.	760,251	0.2
16,700		Nissan Motor Co., Ltd.	144,098	0.0
206,700		Nomura Holdings, Inc.	1,196,974	0.2
89,900		Olympus Corp.	2,745,950	0.6
101,300		ORIX Corp.	1,467,821	0.3
219,200		Rakuten, Inc.	2,844,257	0.6

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

118,900		Ricoh Co., Ltd.	1,370,094	0.3
24,400		Sankyo Co., Ltd.	975,781	0.2
84,200		Seven & I Holdings Co., Ltd.	3,322,217	0.7
32,500		Shimano, Inc.	3,248,758	0.7
7,800		SMC Corp.	1,856,835	0.4
7,000		Softbank Corp.	521,346	0.1
14,900		Start Today Co. Ltd.	312,252	0.1
7,600		Sugi Holdings Co., Ltd.	341,844	0.1
50,000		Sumitomo Corp.	649,024	0.1
85,700		Sumitomo Electric Industries Ltd.	1,186,190	0.2
105,500		Sumitomo Mitsui Financial Group, Inc.	4,170,448	0.8
14,500		Takeda Pharmaceutical Co., Ltd.	652,212	0.1
119,600		THK Co., Ltd.	2,527,926	0.5
22,800		Tokio Marine Holdings, Inc.	671,823	0.1
34,800		Toyota Motor Corp.	1,880,180	0.4
12,500		United Arrows Ltd.	483,474	0.1
72,200		Yahoo! Japan Corp.	315,405	0.1
79,000		Yamato Holdings Co., Ltd.	1,625,677	0.3
			78,596,144	15.8

		Luxembourg: 0.1%
10,637	@	Altice SA	607,850	0.1

		Malaysia: 0.1%
451,800		Astro Malaysia Holdings Bhd	461,096	0.1

		Mexico: 0.2%
78,500		Grupo Financiero Banorte	521,363	0.1
129,000		Wal-Mart de Mexico SA de CV	326,377	0.1
			847,740	0.2

		Netherlands: 2.9%
8,808		ASML Holding NV	718,857	0.2
46,217	@	Airbus Group NV	3,176,957	0.6
600,056	@	Koninklijke KPN NV	2,131,919	0.4
11,500	@	NXP Semiconductor NV	685,630	0.1
181,162		Royal Dutch Shell PLC - Class A	7,162,060	1.4
16,951		Royal Dutch Shell PLC - Class B	719,752	0.2
			14,595,175	2.9

		New Zealand: 0.4%
543,960		Trade Me Ltd.	1,856,257	0.4

		Norway: 0.5%
106,158		Norsk Hydro ASA	569,346	0.1
49,766		Petroleum Geo-Services ASA	600,860	0.1
49,028		Statoil ASA	1,494,639	0.3
			2,664,845	0.5

		Philippines: 0.3%
2,336,800		Alliance Global Group, Inc.	1,636,606	0.3

		Portugal: 0.1%
20,005		Jeronimo Martins	349,875	0.1

		Qatar: 0.0%
4,248		Qatar National Bank	221,721	0.0

		Russia: 0.1%
5,940		Magnit OJSC GDR	281,096	0.1
21,877	@	Sberbank of Russia ADR	183,373	0.0
			464,469	0.1

		Singapore: 0.6%
182,775		United Overseas Bank Ltd.	3,181,221	0.6

		South Africa: 0.7%
14,405		Aspen Pharmacare Holdings Ltd.	383,941	0.1
217,506		Clicks Group Ltd.	1,326,269	0.2
18,116		Naspers Ltd.	1,711,949	0.3
33,806		Woolworths Holdings Ltd./South Africa	230,074	0.1
			3,652,233	0.7

		South Korea: 1.8%
327		Hyundai Mobis	93,419	0.0
24,530		KT Corp.	781,872	0.2
931		LG Household & Health Care Ltd.	426,302	0.1
432		NAVER Corp.	311,090	0.1
1,317		Samsung Electronics Co., Ltd.	1,717,317	0.3
4,428		Samsung Electronics Co., Ltd. GDR	2,858,556	0.6
11,585		Samsung Fire & Marine Insurance Co. Ltd	2,751,794	0.5
			8,940,350	1.8

		Spain: 2.4%
41,922		Banco Bilbao Vizcaya Argentaria S.A.	516,383	0.1
23,125		Corporacion Financiera Alba SA	1,426,235	0.3
199,846		CaixaBank SA	1,218,006	0.2
309,057	@	Distribuidora Internacional de Alimentacion SA	2,764,658	0.6
72,844	@	Gestevision Telecinco SA	808,313	0.2
12,880		Inditex S.A.	1,935,178	0.4
14,987		Red Electrica de Espana	1,233,670	0.2
74,728	@	Repsol YPF S.A.	2,012,009	0.4
			11,914,452	2.4

		Sweden: 4.5%
33,040	@	Assa Abloy AB	1,753,585	0.4
128,702	L	Atlas Copco AB - Class B	3,510,385	0.7
64,703		Electrolux AB	1,798,470	0.4
13,794		Elekta AB	192,505	0.0
18,720		Hexagon AB	599,332	0.1
58,776	@,L	Investor AB	2,276,738	0.5
117,188		Kinnevik Investment AB	4,135,245	0.8
57,670		Nordea Bank AB	835,673	0.2
23,131		Svenska Cellulosa AB SCA	650,283	0.1

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

110,251		Svenska Handelsbanken AB	5,545,621	1.1
45,113		Swedbank AB	1,207,310	0.2
			22,505,147	4.5

		Switzerland: 8.3%
7,889		Cie Financiere Richemont SA	802,627	0.2
31,296	@	Credit Suisse Group	992,166	0.2
2,491	@	Dufry Group	412,252	0.1
60,631		GAM Holding AG	1,104,280	0.2
7,057		Geberit AG - Reg	2,356,968	0.5
265,904		Glencore Xstrata PLC	1,434,749	0.3
9,393	@	Holcim Ltd.	861,493	0.2
7,477		Julius Baer Group Ltd.	350,226	0.1
68,598		Nestle S.A.	5,301,548	1.1
90,304		Novartis AG	7,850,359	1.6
27,641		Roche Holding AG - Genusschein	8,108,385	1.6
15,370		Schindler Holding AG - Part Cert	2,381,276	0.5
148		SGS S.A.	369,719	0.1
4,631		Sonova Holding AG - Reg	669,017	0.1
1,805		Swatch Group AG - BR	1,160,687	0.2
13,098		Swiss Re Ltd.	1,145,303	0.2
1,741	@	Syngenta AG	689,421	0.1
177,162		UBS AG - Reg	3,705,145	0.7
23,131	@	Wolseley PLC	1,340,304	0.3
			41,035,925	8.3

		Taiwan: 1.2%
372,335		Hon Hai Precision Industry Co., Ltd. GDR	2,137,203	0.4
237,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	931,258	0.2
139,200		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,797,920	0.6
			5,866,381	1.2

		Thailand: 0.1%
158,200		CP ALL PCL	205,634	0.0
942,000		Krung Thai Bank PCL	528,265	0.1
			733,899	0.1

		Turkey: 0.6%
86,231		KOC Holding AS	386,416	0.1
746,190		Turkiye Garanti Bankasi A/S	2,748,741	0.5
			3,135,157	0.6

		United Arab Emirates: 0.1%
28,726		DP World Ltd.	531,773	0.1

		United Kingdom: 20.8%
33,000		ARM Holdings PLC	499,459	0.1
41,989	@	ASOS PLC	3,042,811	0.6
37,907	@	AstraZeneca PLC	2,992,161	0.6
216,785		Aviva PLC	1,931,933	0.4
724,963		Barclays PLC	3,095,611	0.6
415,036		BG Group PLC	8,395,856	1.7
94,726	@	BHP Billiton PLC	3,075,204	0.6
294,412	@	BP PLC	2,485,742	0.5
33,402		British American Tobacco PLC	1,928,787	0.4
34,368	@	British Sky Broadcasting PLC	510,634	0.1

23,851	@	Burberry Group PLC	598,997	0.1
49,347		Capita Group PLC	904,893	0.2
211,680		CNH Industrial NV	2,472,668	0.5
45,218		Compass Group PLC	720,272	0.1
12,599		Diageo PLC	386,029	0.1
292,357		Direct Line Insurance Group PLC	1,236,832	0.2
36,003		Experian Group Ltd.	692,226	0.1
45,440	@	GKN PLC	295,404	0.1
22,574		GlaxoSmithKline PLC	623,729	0.1
161,000		Hargreaves Lansdown PLC	3,187,093	0.6
483,497		HSBC Holdings PLC	4,940,162	1.0
328,500	@,L	Imagination Technologies Group PLC	1,093,112	0.2
47,000		Imperial Tobacco Group PLC	2,031,067	0.4
165,406		Informa PLC	1,350,755	0.3
48,183	@	InterContinental Hotels Group PLC	1,646,719	0.3
181,306	@	International Consolidated Airlines Group SA	1,239,951	0.2
56,038		Intertek Group PLC	2,760,369	0.5
215,075		John Wood Group PLC	2,851,822	0.6
68,090	@	Johnson Matthey PLC	3,766,719	0.8
207,000	@	Kazakhmys PLC	832,152	0.2
212,394		Kingfisher PLC	1,502,974	0.3
145,730		Ladbrokes PLC	377,901	0.1
1,524,491	@	Lloyds TSB Group PLC	1,944,040	0.4
304,870	@	Mitchells & Butlers PLC	2,271,425	0.5
6,421		Partnership Assurance Group plc	14,311	0.0
229,472	@	Prudential PLC	5,275,334	1.1
94,019		Reed Elsevier PLC	1,386,550	0.3
216,755	@	Rexam PLC	1,817,248	0.4
63,133		Rightmove PLC	2,571,981	0.5
53,903	@	Rio Tinto PLC	2,930,569	0.6
128,051		Rolls-Royce Holdings PLC	2,274,493	0.5
16,024,926	@	Rolls-Royce Holdings PLC - C shares	27,056	0.0
43,516	@	SABMiller PLC	2,369,477	0.5
9,777		Signet Jewelers Ltd.	978,854	0.2
107,590		Standard Chartered PLC	2,330,091	0.5
530,274		Taylor Wimpey PLC	943,058	0.2
76,786	@	Tullow Oil PLC	1,142,210	0.2
101,975	@	Unilever PLC	4,561,633	0.9
1,096,152		Vodafone Group PLC	4,161,641	0.8
46,000	@	Weir Group PLC	2,092,395	0.4
44,893	@	WPP PLC	967,960	0.2
			103,530,370	20.8

		United States: 2.3%
28,013		Anheuser-Busch InBev Worldwide, Inc.	3,053,296	0.6
10,000		Avago Technologies Ltd.	635,000	0.1
57,937		Coca-Cola Enterprises, Inc.	2,632,657	0.5
9,600		Las Vegas Sands Corp.	759,648	0.1
9,600	@	Liberty Global PLC - Class A	382,272	0.1
10,900	@	Liberty Global PLC - Class C	418,887	0.1

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

9,712		Mettler Toledo International, Inc.	2,264,062	0.5
4,440	X	Peixe Urbano, Inc.	32,888	0.0
700	@	Priceline.com, Inc.	810,425	0.2
59,400		Samsonite International SA	188,738	0.1
1,100		Wynn Resorts Ltd.	224,279	0.0
			11,402,152	2.3

	Total Common Stock
	(Cost $430,018,416)		481,285,257	96.9

PREFERRED STOCK: 0.6%
		Germany: 0.6%
14,550		Porsche AG	1,609,155	0.3
5,767		Volkswagen AG	1,558,963	0.3
			3,168,118	0.6

		United States: 0.0%
911	X	Peixe Urbano, Inc.	825	0.0

	Total Preferred Stock
	(Cost $3,142,621)		3,168,943	0.6

	Total Long-Term Investments
	(Cost $433,161,037)		484,454,200	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.8%
2,145,169	Cantor Fitzgerald, Repurchase Agreement dated 04/30/14, 0.07%, due 05/01/14 (Repurchase Amount $2,145,173, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,188,072, due 05/15/14-09/01/49)	2,145,169	0.4
2,145,169	Citigroup, Inc., Repurchase Agreement dated 04/30/14, 0.06%, due 05/01/14 (Repurchase Amount $2,145,173, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.125%-9.000%, Market Value plus accrued interest $2,188,072, due 05/01/14-05/01/44)	2,145,169	0.4

2,145,169	HSBC Securities USA, Repurchase Agreement dated 04/30/14, 0.04%, due 05/01/14 (Repurchase Amount $2,145,171, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-9.375%, Market Value plus accrued interest $2,188,096, due 05/06/14-07/15/32)	2,145,169	0.5
451,603	Nomura Securities, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $451,604, collateralized by various U.S. Government Securities, 0.125%-6.125%, Market Value plus accrued interest $460,635, due 07/15/14-02/15/44)	451,603	0.1
2,145,169	Royal Bank of Canada, Repurchase Agreement dated 04/30/14, 0.05%, due 05/01/14 (Repurchase Amount $2,145,172, collateralized by various U.S. Government Agency Obligations, 2.330%-4.500%, Market Value plus accrued interest $2,188,072, due 02/01/24-01/01/44)	2,145,169	0.4
		9,032,279	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
573,235	BlackRock Liquidity Funds, TempFund, Institutional Class	573,235	0.1
632,481	T. Rowe Price Reserve Investment Fund	632,481	0.2
	Total Mutual Funds
	(Cost $1,205,716)	1,205,716	0.3

	Total Short-Term Investments
	(Cost $10,237,995)	10,237,995	2.1

	Total Investments in Securities (Cost $443,399,032)	$494,692,195	99.6
	Assets in Excess of Other Liabilities	2,100,563	0.4
	Net Assets	$496,792,758	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2014.
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $446,005,109.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,299,020
Gross Unrealized Depreciation	(13,611,934)

Net Unrealized Appreciation	$48,687,086

Sector Diversification	Percentage of Net Assets
Financials	22.2%
Consumer Discretionary	15.5
Industrials	15.1
Consumer Staples	11.0
Health Care	10.4
Energy	7.0
Materials	6.7
Information Technology	4.5
Telecommunication Services	3.5
Utilities	1.6
Short-Term Investments	2.1
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

23

VOYA Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Australia: 6.3%
1,933,507		Australand Property Group	7,705,874	0.2
14,571,400		Federation Centres Ltd	33,824,226	0.7
11,351,250		Goodman Group	52,725,836	1.0
8,407,209		Investa Office Fund	26,173,824	0.5
1,879,300		Lend Lease Corp., Ltd.	22,713,117	0.4
47,081,985		Mirvac Group	76,830,549	1.5
13,494,000		Stockland	48,917,395	1.0
3,665,326		Westfield Group	37,401,835	0.7
5,366,281		Westfield Retail Trust	15,943,054	0.3
			322,235,710	6.3

		Austria: 0.1%
844,948		Atrium European Real Estate Ltd.	4,864,781	0.1

		Canada: 0.7%
418,100		Boardwalk Real Estate Investment Trust	23,566,642	0.5
411,300		RioCan Real Estate Investment Trust	10,218,237	0.2
			33,784,879	0.7

		China: 0.1%
2,985,000		China Overseas Land & Investment Ltd.	7,348,124	0.1

		France: 5.9%
247,062	@	Fonciere Des Regions	25,095,231	0.5
187,106		Gecina S.A.	25,184,851	0.5
211,205	@	ICADE	21,548,844	0.4
1,524,856		Klepierre	69,961,683	1.4
697,550		Mercialys	16,045,199	0.3
525,414		Unibail-Rodamco SE	141,990,000	2.8
			299,825,808	5.9

		Germany: 1.0%
755,970		LEG Immobilien AG	50,445,427	1.0

		Hong Kong: 6.7%
6,609,509		Cheung Kong Holdings Ltd.	112,873,000	2.2
9,340,594		Hongkong Land Holdings Ltd.	65,463,768	1.3
4,067,600		Link Real Estate Investment Trust	20,251,507	0.4
19,603,986		Sino Land Co.	29,395,976	0.6
4,323,500		Sun Hung Kai Properties Ltd.	54,554,138	1.1
14,582,400		Swire Properties Ltd.	43,915,789	0.8
2,109,246		Wharf Holdings Ltd.	14,807,146	0.3
			341,261,324	6.7

		Japan: 16.3%
2,352		Activia Properties, Inc.	19,748,984	0.4
410,800		Daito Trust Construction Co., Ltd.	41,803,374	0.8
1,487,597		Daiwa House Industry Co., Ltd.	25,134,034	0.5
13,513		GLP J-Reit	13,337,481	0.3

20,150		Japan Hotel REIT Investment Corp.	9,268,792	0.2
11,589		Japan Real Estate Investment Corp.	61,439,506	1.2
37,251		Japan Retail Fund Investment Corp.	74,923,343	1.5
5,622		Kenedix Office Investment Corp.	28,084,523	0.5
6,157,223		Mitsubishi Estate Co., Ltd.	139,709,840	2.7
5,565,288		Mitsui Fudosan Co., Ltd.	164,742,158	3.2
2,673		Nippon Building Fund, Inc.	14,820,362	0.3
11,810		Nippon Prologis REIT, Inc.	25,010,942	0.5
15,114		Orix JREIT, Inc.	19,226,910	0.4
2,711,270		Hulic Co. Ltd.	32,702,322	0.6
2,568,900		Sumitomo Realty & Development Co., Ltd.	99,671,722	2.0
3,063,800		Tokyo Tatemono Co., Ltd.	24,433,188	0.5
22,833		United Urban Investment Corp.	34,460,599	0.7
			828,518,080	16.3

		Luxembourg: 0.3%
840,900	@	GAGFAH SA	13,299,771	0.3

		Netherlands: 1.1%
235,410		Corio NV	11,030,754	0.2
461,268		Eurocommercial Properties NV	21,176,567	0.4
3,949,381		Nieuwe Steen Investments Funds NV	23,896,632	0.5
			56,103,953	1.1

		Singapore: 3.4%
43,068,600		CapitaCommercial Trust	55,116,918	1.1
3,280,791		CapitaMall Trust	5,229,710	0.1
2,743,800		Frasers Centrepoint Trust	3,934,726	0.1
32,875,000		Global Logistic Properties Ltd.	74,925,080	1.4
26,220,700		Suntec Real Estate Investment Trust	35,939,613	0.7
			175,146,047	3.4

		Sweden: 1.1%
1,784,762		Castellum AB	30,435,037	0.6
384,600		Fabege AB	5,402,826	0.1
1,417,609		Hufvudstaden AB	20,783,048	0.4
			56,620,911	1.1

		Switzerland: 0.5%
293,052		PSP Swiss Property AG	28,166,738	0.5

		United Kingdom: 6.9%
4,803,963	@	British Land Co. PLC	56,124,155	1.1
953,670		Derwent Valley Holdings PLC	43,871,010	0.9
4,633,692	@	Great Portland Estates PLC	49,130,044	1.0
5,663,604	@	Hammerson PLC	54,659,688	1.1

See Accompanying Notes to Financial Statements

1

VOYA Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

6,643,261		Land Securities Group PLC	119,340,136	2.3
5,131,330	@	Safestore Holdings Ltd.	19,948,145	0.4
992,030		Unite Group PLC	7,083,921	0.1
			350,157,099	6.9

		United States: 48.5%
564,500		American Homes 4 Rent	9,060,225	0.2
668,208		AvalonBay Communities, Inc.	91,243,803	1.8
2,100,112		BioMed Realty Trust, Inc.	43,892,341	0.8
646,700		Boston Properties, Inc.	75,754,438	1.5
2,171,131		Brandywine Realty Trust	31,589,956	0.6
1,145,500		Brixmor Property Group, Inc.	25,155,180	0.5
3,780,500		DCT Industrial Trust, Inc.	29,563,510	0.6
3,602,100		DDR Corp.	61,848,057	1.2
1,624,900		Douglas Emmett, Inc.	44,847,240	0.9
3,667,100		Duke Realty Corp.	64,247,592	1.2
1,947,800		Equity Residential	115,777,232	2.3
522,402		Essex Property Trust, Inc.	90,511,371	1.8
384,488		Extended Stay America, Inc.	8,285,716	0.2
131,600		Federal Realty Investment Trust	15,468,264	0.3
4,012,911		General Growth Properties, Inc.	92,176,566	1.8
341,129		HCP, Inc.	14,279,660	0.3
1,619,400		Health Care Real Estate Investment Trust, Inc.	102,167,946	2.0
1,505,100		Healthcare Realty Trust, Inc.	37,853,265	0.7
1,776,540		Healthcare Trust of America, Inc.	20,767,753	0.4
717,700		Highwoods Properties, Inc.	28,959,195	0.6
1,870,400		Hilton Worldwide Holdings, Inc.	40,830,832	0.8
6,706,635		Host Hotels & Resorts, Inc.	143,857,321	2.8
1,277,800		Kilroy Realty Corp.	76,118,546	1.5
2,467,200		Kimco Realty Corp.	56,548,224	1.1
2,706,600		Lexington Realty Trust	29,123,016	0.6
1,473,498		Liberty Property Trust	55,256,175	1.1
1,016,041		Macerich Co.	65,951,221	1.3
578,200		Pebblebrook Hotel Trust	19,913,208	0.4
696,300		Post Properties, Inc.	34,961,223	0.7
2,929,102		ProLogis, Inc.	119,009,414	2.3
347,424		Public Storage, Inc.	60,976,386	1.2
907,000		Ramco-Gershenson Properties	14,947,360	0.3
960,600		Realty Income Corp.	41,738,070	0.8
1,301,300		Senior Housing Properties Trust	30,541,511	0.6
1,128,860		Simon Property Group, Inc.	195,518,552	3.8
935,730		SL Green Realty Corp.	97,980,288	1.9
4,130,100		Spirit Realty Capital, Inc.	44,481,177	0.9

311,000	Starwood Hotels & Resorts Worldwide, Inc.	23,838,150	0.5
2,862,200	@ Strategic Hotel Capital, Inc.	30,883,138	0.6
1,831,400	Sunstone Hotel Investors, Inc.	26,207,334	0.5
429,020	Tanger Factory Outlet Centers, Inc.	15,307,434	0.3
565,700	Taubman Centers, Inc.	41,205,588	0.8
3,348,155	UDR, Inc.	86,583,288	1.7
240,704	Ventas, Inc.	15,905,720	0.3
998,802	Vornado Realty Trust	102,477,085	2.0
		2,473,609,571	48.5

	Total Common Stock
	(Cost $3,697,326,946)	5,041,388,223	98.9

WARRANTS: 0.0%
	Financials: 0.0%
360,291	Sun Hung Kai Properties Ltd.	242,581	0.0

	Total Warrants
	(Cost $111,517)	242,581	0.0

	Total Long-Term Investments
	(Cost $3,697,438,463)	5,041,630,804	98.9

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
45,900,889	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $45,900,889)	45,900,889	0.9

	Total Short-Term Investments
	(Cost $45,900,889)	45,900,889	0.9

	Total Investments in Securities (Cost $3,743,339,352)	$5,087,531,693	99.8
	Assets in Excess of Other Liabilities	8,940,217	0.2
	Net Assets	$5,096,471,910	100.0

††	Rate shown is the 7-day yield as of April 30, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $3,988,017,679.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,228,926,149
Gross Unrealized Depreciation	(129,412,135)

Net Unrealized Appreciation	$1,099,514,014

REIT Diversification	Percentage of Net Assets
Retail REITs	22.4%
Diversified REITs	16.7
Office REITs	12.4
Diversified Real Estate Activities	11.5
Residential REITs	9.0

See Accompanying Notes to Financial Statements

2

VOYA Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

Real Estate Operating Companies	7.1
Specialized REITs	5.9
Hotels, Resorts & Cruise Lines	5.4
Industrial REITs	4.7
Real Estate Development	3.5
Real Estate Services	0.3
Assets in Excess of Other Liabilities*	1.1
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

3

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Australia: 12.5%
790,300		Australand Property Group	3,149,692	0.6
3,334,800		CFS Retail Property Trust	6,243,421	1.1
71,099		Charter Hall Group	278,242	0.1
2,458,296		Federation Centres Ltd	5,706,381	1.0
1,897,436		Goodman Group	8,813,470	1.6
1,149,920		Investa Office Fund	3,580,000	0.6
415,066		Lend Lease Corp., Ltd.	5,016,465	0.9
6,201,711		Mirvac Group	10,120,237	1.8
2,874,571		Stockland	10,420,670	1.9
1,421,342		Westfield Group	14,503,703	2.6
619,043		Westfield Retail Trust	1,839,158	0.3
			69,671,439	12.5

		Austria: 0.9%
448,300		Atrium European Real Estate Ltd.	2,581,083	0.4
27,874	@	BUWOG AG	511,810	0.1
557,485		Immofinanz Immobilien Anlagen AG	2,066,593	0.4
			5,159,486	0.9

		Canada: 2.4%
55,000		Allied Properties Real Estate Investment Trust	1,716,665	0.3
109,100		Boardwalk Real Estate Investment Trust	6,149,535	1.1
125,900		Canadian Real Estate Investment Trust	5,189,692	1.0
			13,055,892	2.4

		China: 0.4%
917,000		China Overseas Land & Investment Ltd.	2,257,363	0.4

		Finland: 0.4%
406,200		Sponda OYJ	2,094,589	0.4

		France: 7.9%
24,899	@	Fonciere Des Regions	2,529,107	0.5
17,746		Gecina S.A.	2,388,648	0.4
49,212	@	ICADE	5,021,006	0.9
137,489		Klepierre	6,308,112	1.1
185,000		Mercialys	4,255,411	0.8
87,338		Unibail-Rodamco SE	23,602,573	4.2
			44,104,857	7.9

		Germany: 2.8%
249,776		Alstria Office REIT-AG	3,446,202	0.6
72,300		Deutsche Euroshop AG	3,485,767	0.6
102,981	@	Deutsche Wohnen AG - New	2,157,343	0.4
99,359		LEG Immobilien AG	6,630,167	1.2
			15,719,479	2.8

		Hong Kong: 15.2%
1,350,865		Cheung Kong Holdings Ltd.	23,069,215	4.1
1,635,794		Hongkong Land Holdings Ltd.	11,464,500	2.1

1,767,500		Hysan Development Co., Ltd.	7,580,574	1.4
2,188,368		Link Real Estate Investment Trust	10,895,306	1.9
1,742,156		Sun Hung Kai Properties Ltd.	21,982,611	3.9
3,084,000		Swire Properties Ltd.	9,287,655	1.7
44,785		Wharf Holdings Ltd.	314,396	0.1
			84,594,257	15.2

		Italy: 0.3%
1,886,100		Beni Stabili S.p.A.	1,686,047	0.3

		Japan: 29.7%
910		Activia Properties, Inc.	7,640,976	1.4
70,200		Daito Trust Construction Co., Ltd.	7,143,615	1.3
568,000		Daiwa House Industry Co., Ltd.	9,596,773	1.7
9,712		GLP J-Reit	9,585,852	1.7
664		Industrial & Infrastructure Fund Investment Corp.	5,564,479	1.0
13,097		Japan Hotel REIT Investment Corp.	6,024,485	1.1
1,310		Japan Retail Fund Investment Corp.	2,634,817	0.5
868		Kenedix Office Investment Corp.	4,336,066	0.8
1,199,400		Mitsubishi Estate Co., Ltd.	27,214,863	4.9
988,577		Mitsui Fudosan Co., Ltd.	29,263,590	5.2
412		Nippon Building Fund, Inc.	2,284,321	0.4
8,410		Orix JREIT, Inc.	10,698,578	1.9
944,000		Hulic Co. Ltd.	11,386,174	2.0
535,800		Sumitomo Realty & Development Co., Ltd.	20,788,707	3.7
673,000		Tokyo Tatemono Co., Ltd.	5,367,039	1.0
4,058		United Urban Investment Corp.	6,124,518	1.1
			165,654,853	29.7

		Luxembourg: 0.6%
216,654	@	GAGFAH SA	3,426,625	0.6

		Netherlands: 0.7%
59,931		Corio NV	2,808,224	0.5
91,982		Nieuwe Steen Investments Funds NV	556,558	0.1
11,307		Vastned Retail NV	581,820	0.1
			3,946,602	0.7

		Singapore: 7.3%
6,017,731		CapitaCommercial Trust	7,701,174	1.4
927,739		CapitaMalls Asia Ltd.	1,634,748	0.3
5,589,362		Global Logistic Properties Ltd.	12,738,658	2.3
2,874,500		Keppel REIT Management Ltd	2,778,429	0.5
5,731,705		Mapletree Commercial Trust	5,797,622	1.0

See Accompanying Notes to Financial Statements

4

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of April 30, 2014 (Unaudited) (continued)

7,459,056		Suntec Real Estate Investment Trust	10,223,815	1.8
			40,874,446	7.3

		Spain: 0.6%
232,224	@	Hispania Activos Inmobiliarios SAU	3,266,858	0.6

		Sweden: 2.2%
293,196		Castellum AB	4,999,788	0.9
258,762		Fabege AB	3,635,065	0.6
253,673		Hufvudstaden AB	3,719,007	0.7
			12,353,860	2.2

		Switzerland: 1.6%
66,183		PSP Swiss Property AG	6,361,189	1.2
28,576		Swiss Prime Site AG	2,402,135	0.4
			8,763,324	1.6

		United Kingdom: 12.7%
1,120,796	@	British Land Co. PLC	13,094,133	2.4
842,364		Capital & Counties Properties PLC	4,751,658	0.9
133,561		Derwent Valley Holdings PLC	6,144,113	1.1
613,485		Grainger PLC	2,213,792	0.4
732,355	@	Great Portland Estates PLC	7,765,003	1.4
584,763	@	Hammerson PLC	5,643,573	1.0
346,556		Hansteen Holdings PLC	602,090	0.1
913,682		Land Securities Group PLC	16,413,465	2.9
412,557	@	Quintain Estates & Development PLC	707,006	0.1
445,937	@	Safestore Holdings Ltd.	1,733,589	0.3
391,914		Segro PLC	2,319,537	0.4
99,233		Shaftesbury PLC	1,109,512	0.2
127,954		ST Modwen Properties PLC	802,575	0.2
743,998		Unite Group PLC	5,312,766	1.0
496,100	@	Urban & Civic Ltd.	1,884,624	0.3
			70,497,436	12.7
	Total Common Stock
	(Cost $414,607,269)		547,127,413	98.2

WARRANTS: 0.0%
		Financials: 0.0%
145,179		Sun Hung Kai Properties Ltd.	97,748	0.0

	Total Warrants
	(Cost $44,936)		97,748	0.0

	Total Investments in Securities (Cost $414,652,205)		$547,225,161	98.2
	Assets in Excess of Other Liabilities		10,213,442	1.8
	Net Assets		$557,438,603	100.0

@	Non-income producing security

Cost for federal income tax purposes is $472,630,073.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$103,923,255
Gross Unrealized Depreciation	(29,328,167)

Net Unrealized Appreciation	$74,595,088

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	25.5%
Retail REITs	20.9
Real Estate Operating Companies	17.3
Diversified REITs	15.0
Real Estate Development	6.7
Office REITs	5.7
Industrial REITs	5.4
Residential REITs	1.1
Real Estate Services	0.6
Assets in Excess of Other Liabilities	1.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

5

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

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Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 2, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 2, 2014

8